UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22486

GPS Funds II

(Exact name of registrant as specified in charter)

1655 Grant Street, 10th Floor

Concord, CA 94520

(Address of principal executive offices) (Zip code)

Patrick R Young

AssetMark, Inc.

1655 Grant Street, 10th Floor

Concord, CA 94520

(Name and address of agent for service)

800-664-5345

Registrant’s telephone number, including area code

Date of fiscal year end: March 31, 2024

Date of reporting period: April 1, 2023 through September 30, 2023

Item 1. Reports to Stockholders.

(a)

(b)	Not applicable.

GuideMark® Funds

GuidePath® Funds

Investment Advisor

AssetMark, Inc.

SEMI-ANNUAL REPORT

September 30, 2023

GUIDEMARK® LARGE CAP CORE FUND

GUIDEMARK® EMERGING MARKETS FUND

GUIDEMARK® SMALL/MID CAP CORE FUND

GUIDEMARK® WORLD EX-US FUND

GUIDEMARK® CORE FIXED INCOME FUND

GUIDEPATH® GROWTH ALLOCATION FUND

GUIDEPATH® CONSERVATIVE ALLOCATION FUND

GUIDEPATH® TACTICAL ALLOCATION FUND

GUIDEPATH® ABSOLUTE RETURN ALLOCATION FUND

GUIDEPATH® MULTI-ASSET INCOME ALLOCATION FUND

GUIDEPATH® FLEXIBLE INCOME ALLOCATION FUND

GUIDEPATH® MANAGED FUTURES STRATEGY FUND

GUIDEPATH® CONSERVATIVE INCOME FUND

GUIDEPATH® INCOME FUND

GUIDEPATH® GROWTH AND INCOME FUND

Dear Shareholder:

Enclosed is the Semi-Annual Report for the GuideMark and GuidePath Funds covering the period from April 1, 2023 to September 30, 2023.

Market Review

For the 6-month reporting period ending September 30, 2023, U.S. equities returned 5.2%1. Falling inflation and a surprisingly resilient economy led markets higher in a sharp reversal from the prior 6-month period. Most of the market’s gains however have been generated by a narrow group of artificial intelligence related technology stocks during the 6-month period ending September 30, 2023. International developed market equities underperformed U.S. equities, returning (1.0)%2 in U.S. dollar terms for the 6-month period ending September 30, 2023, driven by weakness in the European economy. Emerging markets equities also trailed U.S. equities for the 6-month period ending September 30, 2023, returning (1.8)%3 as China’s reopening did not pan out as expected and additionally, China faced a downturn in its housing market.

Within U.S. equities, 7 out of 11 sectors posted positive returns for the 6-month period ending September 30, 2023. Communication Services was the best performing sector with gains of 16.5%4 led primarily by the enthusiasm around artificial intelligence. The worst performing sector for the 6-month period was Utilities which fell 11.5%.4 Utilities struggled as investors sought higher yields in fixed income markets making the dividend yields of utilities companies less attractive in comparison.

Within equity styles, U.S. large cap growth stocks outperformed U.S. large cap value stocks for the 6-month reporting period by 5.5%5. Falling inflation and increasing market expectations of lower interest rates in the future have favored growth stocks, and marks a reversal from the prior 6-month period. Across the capitalization spectrum, small cap stocks underperformed large-cap stocks by 6.9%.6

Looking at broader asset class returns for the 6-month period ending September 30, 2023, commodities gained 2.0%7 due to rising oil prices. Gold prices fell 6.3%8 as a robust US dollar took the shine out of gold. Real estate investment trusts (REITs) returned (13.4)%9 over the same period and were hurt by higher interest rates.

Within fixed income, U.S. core bonds returned (4.1)% for the 6-month period ending September 30, 202310. U.S. core bonds continued to remain under pressure due to rising interest rates. High yield bonds (which carry less interest rate sensitivity) gained 2.2% for the same period.11 Finally, emerging market bonds fell 1.2%12 in U.S. dollar terms for the 6-month period ending September 30, 2023.

Fund Review

Looking across the fund family, 10 of the 15 funds performed in line with or outperformed their benchmarks over the 6-month period.

Performance of the GuideMark Funds was generally favorable during the reporting period. The GuideMark Small/Mid Cap Core Fund outperformed its benchmark as all three factors (value, quality, and momentum) contributed to the relative outperformance. The GuideMark Large Cap Core Fund underperformed its benchmark primarily as a result of its exposure to the momentum factor. GuideMark World ex-US Fund and GuideMark Emerging Markets Fund each outperformed its respective benchmark over the reporting period due to its exposure to the value factor. The GuideMark Core Fixed Income Fund outperformed its benchmark due to its security selection within corporate credit.

The GuidePath Growth Allocation Fund, GuidePath Conservative Allocation Fund, and the GuidePath Flexible Income Allocation Fund each outperformed its respective benchmark, generally as a result of broad diversification, including exposure to large-cap equities, and in particular growth-oriented equities within the large cap equity allocation, along with floating rate notes, high yield bonds and short-term bonds within fixed income.

The GuidePath Tactical Allocation Fund underperformed its benchmark due to its security selection within and underweight allocation to the Communication Services sector and its underweight allocation to the Technology and Consumer Discretionary sectors. The Fund’s higher total equity positioning relative to its benchmark also detracted from relative performance during the period. The GuidePath Absolute Return Fund and GuidePath Multi-Asset Income Allocation Fund each underperformed its benchmark due to exposures to U.S. and developed markets dividend equity, global REITs, long-term Treasuries and mortgage-backed securities. The GuidePath Managed Futures Strategy Fund underperformed its benchmark for the

[1]	Source: Zephyr Style Advisor. US equities represented by S&P 500 Index.

[2]	Source: Zephyr Style Advisor. International developed market equities represented by MSCI EAFE Index USD.

[3]	Source: Zephyr Style Advisor. Emerging market equities represented by MSCI Emerging Markets Index.

[4]	Source: Zephyr Style Advisor. Communication Services represented by S&P 500 Sector Communication Services TR USD; Utilities represented by S&P 500 Sector Utilities TR USD.

[5]	Source: Zephyr Style Advisor. Large cap growth stocks represented by S&P 500 Growth Index and large cap value stocks represented by S&P 500 Value Index.

[6]	Source: Zephyr Style Advisor. Large cap stocks represented by S&P 500 Index and small cap stocks represented by S&P 600 Index.

[7]	Source: Zephyr Style Advisor. Commodities represented by Bloomberg Commodity Index.

[8]	Source: Zephyr Style Advisor. Gold represented by Bloomberg Gold Subindex.

[9]	Source: Zephyr Style Advisor. REITs represented by S&P 1500 Diversified REITS Index.

[10]	Source Zephyr Style Advisor. US core bonds represented by Bloomberg US Aggregate Bond Index.

[11]	Source: Zephyr Style Advisor. High yield bonds represented by Bloomberg US Corporate High Yield Bond Index.

[12]	Source: Zephyr Style Advisor. Emerging market bonds represented by Bloomberg Emerging Markets Aggregate Bond Index.

reporting period largely due to a lag in the second quarter of 2023, resulting from short positions in energy and agricultural commodities and long positions in precious metals.

Each of the three GuidePath income-focused funds, the GuidePath Conservative Income Fund, the GuidePath Income Fund and the GuidePath Growth and Income Fund outperformed its respective benchmark for the reporting period. The GuidePath Conservative Income Fund benefited from its exposure to floating rate notes and bank loans, and a target allocation to cash equivalents that beat the returns of short-term Treasuries as the Federal Reserve continued raising interest rates during the reporting period. Exposure to high yield bonds and emerging market bonds benefited the returns of the GuidePath Income Fund. Exposure to U.S. large-cap equity and master limited partnerships (MLPs) lifted returns in the GuidePath Growth and Income Fund, as did the volatility targeting component and the put-write strategy as markets experienced normalized volatility and generally trended higher during the period.

Looking Ahead

After several interest rate increases, the conventional wisdom holds that the economy is likely to enter a period of slowing. However, how much of that slowdown is already “priced” into current market levels? Getting that question wrong can be very costly to your investment returns. In our view, a sensible plan is to prepare for some ups and downs, and to follow a disciplined investment strategy.

Please contact your financial advisor to discuss any questions you may have about your investment strategy or changes in your financial goals. We thank you for including the funds in your portfolio and appreciate the trust you have placed in us.

Sincerely,

Carrie E. Hansen

Trustee, Chairperson and President of the Funds

Important Information

Past performance is no guarantee of future results and it is not possible to invest directly in any index.

The AssetMark platform provides fee-based investment advisory programs. Investors are advised to refer to the appropriate Disclosure Brochure, which can be obtained from your financial advisor, for a full description of the services provided, including all applicable fees.

The prospectus includes additional information about the GuideMark and GuidePath Funds including investment objectives, risk factors, fees, and charges as well as other important information that should be carefully read and considered before investing. You may obtain a prospectus by contacting your registered representative.

AssetMark, Inc. is an investment advisor registered with the Securities and Exchange Commission. The Principal Underwriter for the GuideMark and GuidePath Funds is AssetMark Brokerage®, LLC (AssetMark Brokerage), a member of the Financial Industry Regulatory Authority, Inc. AssetMark Brokerage is an affiliate of AssetMark, Inc. and shares its address. ©2023 AssetMark, Inc. All rights reserved.

Investment Terms

Market Capitalization or Market Cap refers to the total value of an issuer’s outstanding shares of stock. It is calculated by multiplying the price of a stock by its total number of outstanding shares.

Small Cap stocks generally refer to shares of companies with a market cap between $300 million and $2 billion.

Mid Cap stocks generally refer to shares of companies with a market cap between $2 billion and $10 billion.

Large Cap stocks generally refer to shares of companies with a market cap of $10 billion or greater.

Investment Factors:

Value refers to how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow.

Momentum refers to whether a company’s share price is trending up or down.

Quality refers to profitability.

Volatility is a statistical measure of the dispersion of returns for a given security, market index or portfolio over a period of time. Low volatility means that the value of a security, market index or portfolio stays relatively stable. High volatility means that the value of a security, market index or portfolio experiences rapid increases and dramatic falls and may move erratically.

Inflation is the measure of average prices of a “basket” of consumer goods over time.

GuideMark Large Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2013. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 1000® INDEX – The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. As of April 28, 2023, the market capitalization of the companies in the Russell 1000® Index ranged from $2.4 billion to $2.7 trillion.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark Large Cap Core Fund(2)
Service Shares	20.37%	8.49%	10.29%	5.83%
Russell 1000® Index	21.19%	9.63%	11.63%	7.99%

(1)	Inception date is June 29, 2001.

(2)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuideMark Large Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 30, 2023, the Fund’s Service Shares returned 4.99%, underperforming the Russell 1000 Index at 5.16%.

•	As part of the Fund’s equal weighted three-factor investment approach, the Fund’s dedicated allocation to the momentum factor was the largest detractor for the period.

•	As a result of the Fund’s factor-based investment approach, security selection within the consumer discretionary sector detracted from Fund performance.

•	The Fund’s dedicated allocation to the value factor benefited Fund performance for the period.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less investments purchased with proceeds from securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Apple, Inc.	6.01%
2	Microsoft Corp.	5.50%
3	Vanguard S&P 500 ETF	2.80%
4	Amazon.com, Inc.	2.28%
5	NVIDIA Corp.	2.22%
6	Alphabet, Inc. – Class A	1.65%
7	Meta Platforms, Inc. – Class A	1.43%
8	Alphabet, Inc. – Class C	1.41%
9	Berkshire Hathaway, Inc. – Class B	1.33%
10	Tesla, Inc.	1.01%

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P, and has been licensed for use by U.S. Bancorp Fund Services, LLC.

GuideMark Emerging Markets Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2013. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MSCI EMERGING MARKETS INDEX – The MSCI Emerging Markets Index measures the equity market performance of countries considered to represent emerging markets. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark Emerging Markets Fund(2)
Service Shares	14.87%	0.56%	4.22%	3.83%
MSCI Emerging Markets Index	12.17%	0.94%	2.45%	7.90%

(1)	Inception date is June 29, 2001.

(2)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuideMark Emerging Markets Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 30, 2023, the Fund’s Service Shares returned -0.42%, outperforming the MSCI Emerging Markets Index at -1.78%.

•	As part of the Fund’s equal weighted three-factor investment approach, the Fund’s dedicated allocation to the value and quality factors contributed to performance.

•	As a result of the Fund’s factor-based investment approach, security selection within the materials sector contributed to the Fund’s performance.

•	Security selection within the healthcare sector as a result of the factor-based process detracted from the Fund’s returns.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less investments purchased with proceeds from securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Taiwan Semiconductor Manufacturing Co., Ltd.	5.83%
2	Samsung Electronics Co., Ltd.	3.54%
3	Tencent Holdings, Ltd.	3.41%
4	iShares MSCI Saudi Arabia ETF	3.11%
5	iShares Core MSCI Emerging Markets ETF	2.57%
6	Alibaba Group Holdings, Ltd.	2.08%
7	Reliance Industries, Ltd.	0.84%
8	Turkiye IS Bankasi – Series C	0.83%
9	Vale SA	0.72%
10	Meituan	0.72%

GuideMark Small/Mid Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2013. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 2500TM INDEX – The Russell 2500TM Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. As of April 28, 2023, the market capitalization of the companies in the Russell 2500TM Index ranged from $159.5 million to $15.8 billion.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark Small/Mid Cap Core Fund(2)
Service Shares	13.48%	5.16%	7.67%	7.33%
Russell 2500TM Index	11.28%	4.55%	7.90%	8.26%

(1)	Inception date is June 29, 2001.

(2)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuideMark Small/Mid Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 30, 2023, the Fund’s Service Shares returned 1.47%, outperforming the Russell 2500 Index at 0.19%.

•	As part of the Fund’s equal weighted three-factor investment approach, the Fund’s dedicated allocation to all three factors contributed to performance.

•	During the reporting period, the Fund’s relative performance benefited from security section in the industrials sector.

•	As a result of the Fund’s factor-based investment approach, security selection within the technology sector detracted from the Fund’s performance.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less investments purchased with proceeds from securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard Extended Market ETF	3.26%
2	Builders FirstSource, Inc.	0.51%
3	Reliance Steel & Aluminum Co.	0.36%
4	Deckers Outdoor Corp.	0.32%
5	PulteGroup, Inc.	0.31%
6	First Citizens BancShares, Inc. – Class A	0.28%
7	Snap-On, Inc.	0.27%
8	Veritiv Corp.	0.27%
9	APA Corp.	0.27%
10	Super Micro Computer, Inc.	0.26%

GuideMark World ex-US Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2013. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MSCI WORLD EX-USA INDEX – The MSCI World ex-USA Index captures large and mid-cap representation across 22 of 23 developed markets countries excluding the U.S. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark World ex-US Fund(2)
Service Shares	25.58%	2.14%	3.04%	2.80%
MSCI World ex-USA Index	24.70%	3.98%	4.36%	5.49%

(1)	Inception date is June 29, 2001.

(2)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuideMark World ex-US Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 30, 2023, the Fund’s Service Shares returned -0.72%, outperforming the MSCI World ex-USA Index at -0.86%.

•	As part of the Fund’s equal weighted three-factor investment approach, the Fund’s dedicated allocations to the value and momentum factors contributed to performance.

•	As a result of the Fund’s factor-based investment approach, security selection within the energy sector contributed to the Fund’s performance.

•	The Fund’s dedicated exposure to the quality factor detracted from performance.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less investments purchased with proceeds from securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	iShares MSCI EAFE ETF	3.00%
2	Novo Nordisk AS – Series B	1.94%
3	Nestle SA	1.30%
4	AstraZeneca PLC	1.08%
5	LVMH Moet Hennessy Louis Vuitton SE	1.07%
6	Novartis AG	1.07%
7	Shell PLC	1.07%
8	Roche Holdings AG – Non-Voting Shares	1.01%
9	Total SA	0.95%
10	ASML Holding NV	0.92%

GuideMark Core Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2013. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG U.S. AGGREGATE BOND INDEX – The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate debt securities, mortgage- and asset-backed securities. All securities contained in the Bloomberg U.S. Aggregate Bond Index have a minimum term to maturity of one year.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark Core Fixed Income Fund(2)
Service Shares	0.99%	(0.41)%	0.49%	2.65%
Bloomberg U.S. Aggregate Bond Index	0.64%	0.10%	1.13%	3.39%

(1)	Inception date is June 29, 2001.

(2)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuideMark Core Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 30, 2023, the Fund’s Service Shares returned -3.90%, outperforming the Bloomberg US Aggregate Bond Index at -4.05%.

•	Security selection within and an overweight allocation to investment grade corporate credit benefited performance.

•	The Fund’s yield curve positioning detracted from performance over the period as interest rates continued to rise during the period.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less investments purchased with proceeds from securities lending collateral.

Percentages expressed exclude derivative instruments, such as futures and swap contracts.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Federal National Mortgage Association, 5.500%, 10/15/2041	4.15%
2	U.S. Treasury Note, 1.875%, 02/28/2029	2.88%
3	U.S. Treasury Note, 2.00%, 11/15/2026	2.52%
4	Federal Home Loan Mortgage Corp., 2.000%, 01/01/2052	2.29%
5	Federal National Mortgage Association, 6.000%, 10/15/2041	2.06%
6	Federal National Mortgage Association, 4.500%, 10/15/2041	2.04%
7	Federal National Mortgage Association, 5.000%, 10/15/2041	1.97%
8	Federal National Mortgage Association, 1.500%, 10/15/2035	1.74%
9	U.S. Treasury Bond, 3.125%, 02/15/2043	1.38%
10	Government National Mortgage Association, 5.000%, 10/15/2048	1.38%

GuidePath Growth Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2013. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P® TARGET RISK AGGRESSIVE INDEX – The S&P® Target Risk Aggressive Index is designed to measure the performance of an investment benchmark strategy which seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation, while also allocating a portion of exposure to fixed income to enhance portfolio efficiency.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Ten Year	Since Inception(1)
GuidePath Growth Allocation Fund(2)
Service Shares	19.03%	5.94%	6.37%	6.03%
S&P® Target Risk Aggressive Index	17.25%	5.62%	7.16%	7.30%

(1)	Inception date is April 29, 2011.

(2)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuidePath Growth Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 30, 2023, the Fund’s Service Shares returned 2.81%, outperforming the S&P® Target Risk Aggressive Index at 1.16%.

•	Exposure to large cap equity, and in particular growth equity, benefited returns as large cap stocks held up well and growth outpaced value within large cap equity for the period.

•	Performance benefited from a small exposure to technology stocks that saw strong returns during the first half of the period due to excitement surrounding artificial intelligence developments.

•

Global REITs exposure had a negative impact on returns as central banks continued to raise interest rates leading to increased borrowing costs. International and small cap equity exposure also detracted from performance.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less investments purchased with proceeds from securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard S&P 500 ETF	17.75%
2	Vanguard FTSE Developed Markets ETF	10.30%
3	American Funds – The Growth Fund of America – Class F3	6.22%
4	Schwab U.S. Large-Cap Growth ETF	6.21%
5	iShares Core MSCI Emerging Markets ETF	5.87%
6	AMCAP Fund – Class F3	4.96%
7	Vanguard Russell 1000 Growth ETF	4.96%
8	American Funds – Fundamental Investors – Class F3	4.95%
9	Schwab U.S. Large-Cap ETF	4.90%
10	iShares Core S&P Small-Cap ETF	4.50%

GuidePath Conservative Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2013. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P® TARGET RISK CONSERVATIVE INDEX – The S&P® Target Risk Conservative Index seeks to emphasize exposure to fixed income securities in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Ten Year	Since Inception(1)
GuidePath Conservative Allocation Fund(2)
Service Shares	9.03%	3.15%	3.34%	3.53%
S&P® Target Risk Conservative Index	7.42%	2.61%	3.51%	3.78%

(1)	Inception date is April 29, 2011.

(2)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuidePath Conservative Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 30, 2023, the Fund’s Service Shares returned -1.10%, outperforming the S&P® Target Risk Conservative Index at -1.44%.

•

US large cap equity positioning benefited returns as the US economy remained resilient despite higher interest rates. Exposure to floating rate notes, high yield bonds, emerging market bonds and short-term Treasuries all contributed to Fund performance.

•

International equities and REITs exposure detracted from returns, with the latter being adversely impacted by higher interest rates and the expectation of rates staying higher for longer. Long-term Treasuries and mortgage-backed securities also dampened returns.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less investments purchased with proceeds from securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard High-Yield Corporate Fund – Admiral Shares	8.69%
2	WisdonTree Floating Rate Treasury Fund	8.49%
3	Vanguard S&P 500 ETF	5.42%
4	iShares Core Aggressive Allocation ETF	4.80%
5	American Funds – The Income Fund of America – Class F3	4.71%
6	American Funds – Capital Income Builder – Class F3	4.68%
7	Vanguard Value ETF	4.19%
8	iShares Core Growth Allocation ETF	4.04%
9	American Funds – Multi-Sector Income Fund – Class F3	4.01%
10	American Funds – The Bond Fund of America – Class F3	3.84%

GuidePath Tactical Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2013. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P 500® DAILY RISK CONTROL 10% INDEX – The S&P 500® Daily Risk Control 10% Index represents a portfolio of the S&P 500® Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 10% level of volatility. Volatility is calculated as a function of historical returns.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Ten Year	Since Inception(1)
GuidePath Tactical Allocation Fund(2)
Service Shares	9.14%	3.40%	4.65%	4.36%
S&P 500® Daily Risk Control 10% Index	12.01%	4.49%	7.94%	7.35%

(1)	Inception date is April 29, 2011.

(2)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuidePath Tactical Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 30, 2023, the Fund’s Service Shares returned 2.49%, underperforming the S&P® 500 Daily Risk Control 10% Index at 3.59%.

•

Security selection in and an underweight allocation to communication services, which was the top performing sector for the period, detracted from returns. An underweight allocation to the technology and consumer discretionary sectors also detracted from returns.

•	Higher total equity positioning relative to the benchmark detracted from performance during the period.

•	Security selection in the financials, industrials, and consumer staples sectors benefited performance.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less investments purchased with proceeds from securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	iShares Core S&P 500 ETF	14.57%
2	ProShares Ultra S&P 500 ETF	11.61%
3	Microsoft Corp.	4.58%
4	Apple, Inc.	4.30%
5	Aflac, Inc.	3.28%
6	Builders FirstSource, Inc.	3.21%
7	Regeneron Pharmaceuticals, Inc.	3.05%
8	Expeditors International of Washington, Inc.	3.04%
9	Procter & Gamble Co.	3.04%
10	Hartford Financials Services Group, Inc.	3.02%

GuidePath Absolute Return Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2013. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

FTSE 3-MONTH TREASURY BILL INDEX – The FTSE 3-Month Treasury Bill Index tracks the performance of U.S. Treasury Bills with a remaining maturity of three months.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Ten Year	Since Inception(1)(2)
GuidePath Absolute Return Allocation Fund(3)
Service Shares	3.35%	0.10%	1.59%	1.42%
Institutional Shares	3.54%	0.55%	2.12%	1.91%
FTSE 3-Month Treasury Bill Index	4.71%	1.74%	1.12%	0.91%

(1)	Inception date is April 29, 2011 for Service Shares and September 13, 2012 for Institutional Shares.

(2)

The return shown for the FTSE 3-Month Treasury Bill Index is annualized from the inception date of the Service Shares. The FTSE 3-Month Treasury Bill Index average annual return from the inception date of the Institutional Shares is 1.02%.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuidePath Absolute Return Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 30, 2023, the Fund’s Service Shares returned -1.00% underperforming the FTSE 3- Month Treasury Bill Index at 2.65%.

•

Exposure to long-term Treasuries, mortgage-backed securities, core fixed income and emerging market government bonds drove negative performance during the period as central banks continued to raise interest rates.

•	Exposure to floating rate notes and a small exposure to US large cap equity benefitted returns.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less investments purchased with proceeds from securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	SPDR Bloomberg Investment Grade Floating Rate ETF	14.20%
2	DoubleLine Total Return Bond Fund – Institutional Shares	9.88%
3	Vanguard Mortgage-Backed Securities ETF	8.88%
4	Vanguard Intermediate-Term Corporate Bond ETF	8.44%
5	BlackRock Low Duration Bond Portfolio – Insitutional Shares	7.31%
6	DoubleLine Low Duration Bond Fund – Institutional Shares	7.30%
7	Vanguard Short-Term Corporate Bond ETF	6.30%
8	Vanguard High-Yield Corporate Fund – Admiral Shares	5.99%
9	SPDR Portfolio Short Term Treasury ETF	4.05%
10	T. Rowe Price Institutional Floating Rate Fund – Investor Shares	3.77%

GuidePath Multi-Asset Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2013. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MORNINGSTAR MULTI-ASSET HIGH INCOME INDEX – The Morningstar Multi-Asset High Income Index is a broadly diversified index that seeks to deliver high current income while maintaining long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Years	Ten Years	Since Inception(1)
GuidePath Multi-Asset Income Allocation Fund(2)
Service Shares	8.49%	1.73%	2.83%	3.22%
Morningstar Multi-Asset High Income Index	10.26%	(0.25)%	2.36%	2.16%

(1)	Inception date is August 31, 2012.

(2)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuidePath Multi-Asset Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 30, 2023, the Fund’s Service Shares returned -1.48%, underperforming the Morningstar Multi-Asset High Income Index at 1.75%.

•

U.S. and developed markets dividend equity exposure detracted from performance. Global REITs exposure hurt returns as central banks continued to raise interest rates leading to increased borrowing costs.

•	Floating rate notes, high yield bonds and convertible bonds benefited performance. Exposure to emerging market dividend equity also helped returns.

•	Exposure to long-term Treasuries and mortgage-backed Securities dampened returns.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less investments purchased with proceeds from securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard High-Yield Corporate Fund – Admiral Shares	11.72%
2	Schwab US Dividend Equity ETF	6.38%
3	iShares Emerging Markets Dividend ETF	6.12%
4	Vanguard High Dividend Yield ETF	5.69%
5	iShares 0-5 Year High Yield Corporate Bond ETF	5.29%
6	Loomis Sayles Global Allocation Fund – Class Y	4.98%
7	iShares International Select Dividend ETF	4.77%
8	Global X US Preferred ETF	4.67%
9	WisdomTree U.S. Large Cap Dividend Fund	4.60%
10	iShares Select Dividend ETF	4.48%

GuidePath Flexible Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2013. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG U.S. AGGREGATE BOND INDEX – The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate debt securities, mortgage- and asset-backed securities. All securities contained in the Bloomberg U.S. Aggregate Bond Index have a minimum term to maturity of one year.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Years	Ten Years	Since Inception(1)(2)
GuidePath Flexible Income Allocation Fund(3)
Service Shares	2.61%	1.34%	1.86%	1.47%
Institutional Shares	2.64%	1.76%	2.44%	2.05%
Bloomberg U.S. Aggregate Bond Index	0.64%	0.10%	1.13%	0.87%

(1)	Inception date is August 31, 2012 for Service Shares and September 13, 2012 for Institutional Shares.

(2)

The return shown for the Bloomberg U.S. Aggregate Bond Index is from the inception date of the Service Shares. The Bloomberg U.S. Aggregate Bond Index return from the inception date of the Institutional Shares is 0.91%.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuidePath Flexible Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 30, 2023, the Fund’s Service Shares returned -0.55%, outperforming the Bloomberg U.S. Aggregate Bond Index at -4.05%.

•	Sizeable positioning in high yield and short-term bonds was a primary driver of outperformance.

•	Exposure to diversified alternatives and an allocation to the home construction sub-sector within equities lifted performance.

•	Exposure to long-term Treasuries hurt returns as the Federal Reserve continued raising interest rates.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less investments purchased with proceeds from securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	SPDR Portfolio Short Term Treasury ETF	16.16%
2	Vanguard High-Yield Corporate Fund – Admiral Shares	13.04%
3	Stone Ridge Diversified Alternatives Fund	9.90%
4	Xtrackers USD High Yield Corporate Bond ETF	7.78%
5	iShares Broad USD High Yield Corporate Bond ETF	7.77%
6	SPDR Bloomberg High Yield Bond ETF	6.74%
7	Schwab U.S. TIPS ETF	6.37%
8	JPMorgan Short Duration Core Plus Fund	6.05%
9	iShares Convertible Bond ETF	4.75%
10	JP Morgan Unconstrained Debt Fund – Select Shares	3.79%

GuidePath Managed Futures Strategy Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on January 19, 2016 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

FTSE 3-MONTH TREASURY BILL INDEX – The FTSE 3-Month Treasury Bill Index tracks the performance of U.S. Treasury Bills with a remaining maturity of three months.

SG TREND INDEX – The SG Trend Index is designed to track the 10 largest (by AUM) trend following commodity trading advisors and be representative of the trend followers in the managed futures space. Managers must meet the following criteria: must be open to new investment, must report returns on a daily basis, must be an industry recognized trend follower as determined at the discretion of the SG Index Committee, and must exhibit significant correlation to trend following peers and the SG Trend Indicator. Currently, one of the ten managers whose performance is tracked by the SG Trend Index is AlphaSimplex Group LLC, sub-advisor to the GuidePath Managed Futures Strategy Fund.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Since Inception(1)
GuidePath Managed Futures Strategy Fund(2)
Service Shares	(11.32)%	9.46%	3.70%
Institutional Shares	(10.83)%	10.10%	4.32%
FTSE 3-Month Treasury Bill Index	4.71%	1.74%	1.44%
SG Trend Index	(5.18)%	9.09%	4.08%

(1)	Inception date is January 19, 2016 for Service Shares and Institutional Shares.

(2)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuidePath Managed Futures Strategy Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 30, 2023, the Fund’s Service Shares returned 5.79%, underperforming the SG Trend Index at 8.90%.

•	Most of the Fund’s underperformance occurred during the second quarter of 2023 due to losses from short positions to energy and agricultural commodities and long positions to precious metals.

•	Short positions to global bonds and long positions to U.S. and Japanese equities generated gains and contributed to performance.

•	The Fund’s use of forwards and futures to implement its strategy had a negative impact on performance.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio.

Percentages expressed exclude derivative instruments, such as futures and forward currency contracts.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
The GuidePath Managed Futures Strategy Fund did not hold any long term investments as of September 30, 2023.

GuidePath Conservative Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 30, 2018 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG U.S. Treasury 1-3 YEAR BOND INDEX – The Bloomberg U.S. Treasury 1-3 Year Bond Index measures the performance of the US government bond market and includes public obligations of the U.S. Treasury with a maturity between 1 and up to (but not including) 3 years. Certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. Separate trading of registered interest and principal securities (STRIPS) are excluded from the Index because their inclusion would result in double-counting.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Years	Since Inception(1)
GuidePath Conservative Income Fund(2)
Shares	3.86%	0.73%	0.82%
Bloomberg U.S. Treasury 1-3 Year Bond Index	2.44%	1.03%	1.06%

(1)	Inception date for the Fund is April 30, 2018.

(2)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuidePath Conservative Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 30, 2023, the Fund returned 1.95%, outperforming the Bloomberg U.S. Treasury 1-3 Year Bond Index at 0.10%.

•	Exposure to floating rate notes and bank loans throughout the period benefitted returns.

•	A target allocation of 50% to cash equivalents beat the returns of short-term Treasuries as the Federal Reserve continued raising interest rates.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less investments purchased with proceeds from securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	SPDR Bloomberg Investment Grade Floating Rate ETF	14.92%
2	iShares 0-5 Year High Yield Corporate Bond ETF	7.31%
3	Invesco Senior Loan ETF	4.98%
4	iShares 0-5 Year High Yield Corporate Bond ETF	3.66%
5	iShares 0-5 Year TIPS Bond ETF	2.32%

GuidePath Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 30, 2018 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG U.S. AGGREGATE BOND INDEX – The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate debt securities, mortgage- and asset-backed securities. All securities contained in the Bloomberg U.S. Aggregate Bond Index have a minimum term to maturity of one year.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Years	Since Inception(1)
GuidePath Income Fund(2)
Shares	0.70%	(1.95)%	(1.60)%
Bloomberg U.S. Aggregate Bond Index	0.64%	0.10%	0.21%

(1)	Inception date for the Fund is April 30, 2018.

(2)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuidePath Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 30, 2023, the Fund returned -2.67%, outperforming the Bloomberg U.S. Aggregate Bond Index at -4.05%.

•	Exposure to high yield bonds, emerging market bonds and intermediate-term US Treasuries benefited returns.

•

Bond market returns were negative across most sectors for the reporting period. Significant detractors included emerging market bonds, intermediate-term US Treasuries and investment grade corporate bonds.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less investments purchased with proceeds from securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Schwab Intermediate-Term U.S. Treasury ETF	43.03%
2	SPDR Bloomberg High Yield Bond ETF	18.14%
3	VanEck Vectors Emerging Markets High Yield Bond ETF	13.47%
4	iShares Core U.S. Aggregate Bond ETF	11.36%
5	iShares J.P. Morgan USD Emerging Markets Bond ETF	9.38%

GuidePath Growth and Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 30, 2018 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MSCI USA HIGH DIVIDEND YIELD INDEX – The MSCI USA High Dividend Yield Index is based on the MSCI USA Index, its parent index, and includes large and mid cap stocks. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Years	Since Inception(1)
GuidePath Growth and Income Fund(2)
Shares	13.28%	4.83%	5.38%
MSCI USA High Dividend Yield Index	12.62%	5.74%	7.03%

(1)	Inception date for the Fund is April 30, 2018.

(2)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuidePath Growth and Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 30, 2023, the Fund returned 3.19%, outperforming the MSCI USA High Dividend Yield Index at -0.66%.

•	Exposure to US large-cap equity, MLPs and international high dividend yield equity benefited returns.

•	The Fund’s put-write strategy contributed to returns, as the collection of the option premiums benefitted from the positive trend in the market during the period.

•	The Fund’s volatility targeting component contributed to returns as markets experienced normalized volatility.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less investments purchased with proceeds from securities lending collateral.

Percentages expressed exclude derivative instruments, such as options written.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Schwab U.S. Large-Cap ETF	13.28%
2	Vanguard International High Dividend Yield ETF	13.24%
3	Global X MLP ETF	6.59%
4	Broadcom, Inc.	1.35%
5	Johnson & Johnson	1.22%
6	Home Depot, Inc.	1.19%
7	Procter & Gamble, Co.	1.19%
8	Merck & Co., Inc.	1.14%
9	Texas Instruments, Inc.	1.12%
10	PepsiCo, Inc.	1.11%

GuideMark Funds & GuidePath Funds

EXPENSE EXAMPLE (Unaudited)

September 30, 2023

As a shareholder of the GuideMark & GuidePath Funds (the “Funds”), you incur ongoing costs, including management fees, service fees, and other Fund expenses. The Expense Example shown in this section is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Examples are based on an investment of $1,000 invested at the beginning of a six-month period and held for the entire period, which for all Funds is from April 1, 2023 to September 30, 2023, except as otherwise noted below.

Actual Expenses

The first line of the Expense Example table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The example includes, but is not limited to, management fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under U.S. generally accepted accounting principles. To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expenses ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Fund		Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Annualized Expense Ratio[1] based on the period April 1, 2023 – September 30, 2023	Expenses Paid During Period[2] April 1, 2023 – September 30, 2023
INSTITUTIONAL SHARES
GuidePath Absolute Return Allocation Fund	Actual	$1,000.00	$990.20	0.27%	$1.34
	Hypothetical[3]	$1,000.00	$1,023.65	0.27%	$1.37
GuidePath Flexible Income Allocation Fund	Actual	$1,000.00	$993.00	0.23%	$1.15
	Hypothetical[3]	$1,000.00	$1,023.85	0.23%	$1.16
GuidePath Managed Futures Strategy Fund	Actual	$1,000.00	$1,061.80	1.13%	$5.82
	Hypothetical[3]	$1,000.00	$1,019.35	1.13%	$5.70
[1]	The expense ratio excludes the securities lending credit.

[2]

Expenses (net of waivers, if applicable) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

[3]	5% annualized return before expenses.

GuideMark Funds & GuidePath Funds

EXPENSE EXAMPLE (Continued) (Unaudited)

September 30, 2023

Fund		Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Annualized Expense Ratio[1] based on the period April 1, 2023 – September 30, 2023	Expenses Paid During Period[2] April 1, 2023 – September 30, 2023
SINGLE CLASS SHARES
GuidePath Conservative Income Fund	Actual	$1,000.00	$1,019.50	0.86%	$4.34
	Hypothetical[3]	$1,000.00	$1,020.70	0.86%	$4.34
GuidePath Income Fund	Actual	$1,000.00	$973.30	0.89%	$4.39
	Hypothetical[3]	$1,000.00	$1,020.55	0.89%	$4.50
GuidePath Growth and Income Fund	Actual	$1,000.00	$1,031.90	1.09%	$5.54
	Hypothetical[3]	$1,000.00	$1,019.55	1.09%	$5.50
[1]	The expense ratio excludes the securities lending credit.

[2]

Expenses (net of waivers, if applicable) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

[3]	5% annualized return before expenses.

Fund		Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Annualized Expense Ratio[1] based on the period April 1, 2023 – September 30, 2023	Expenses Paid During Period[2] April 1, 2023 – September 30, 2023
SERVICE SHARES
GuideMark Large Cap Core Fund	Actual	$1,000.00	$1,049.90	0.87%	$4.46
	Hypothetical[3]	$1,000.00	$1,020.65	0.87%	$4.39
GuideMark Emerging Markets Fund	Actual	$1,000.00	$995.80	1.36%	$6.79
	Hypothetical[3]	$1,000.00	$1,018.20	1.36%	$6.86
GuideMark Small/Mid Cap Core Fund	Actual	$1,000.00	$1,014.70	1.13%	$5.69
	Hypothetical[3]	$1,000.00	$1,019.35	1.13%	$5.70
GuideMark World ex-US Fund	Actual	$1,000.00	$992.80	1.11%	$5.53
	Hypothetical[3]	$1,000.00	$1,019.45	1.11%	$5.60
GuideMark Core Fixed Income Fund	Actual	$1,000.00	$961.00	0.95%	$4.66
	Hypothetical[3]	$1,000.00	$1,020.25	0.95%	$4.80
GuidePath Growth Allocation Fund	Actual	$1,000.00	$1,028.10	0.68%	$3.45
	Hypothetical[3]	$1,000.00	$1,021.60	0.68%	$3.44
GuidePath Conservative Allocation Fund	Actual	$1,000.00	$989.00	0.51%	$2.54
	Hypothetical[3]	$1,000.00	$1,022.45	0.51%	$2.58
GuidePath Tactical Allocation Fund	Actual	$1,000.00	$1,024.90	0.80%	$4.05
	Hypothetical[3]	$1,000.00	$1,021.00	0.80%	$4.04
GuidePath Absolute Return Allocation Fund	Actual	$1,000.00	$990.00	0.61%	$3.03
	Hypothetical[3]	$1,000.00	$1,021.95	0.61%	$3.08
GuidePath Multi-Asset Income Allocation Fund	Actual	$1,000.00	$985.20	0.86%	$4.27
	Hypothetical[3]	$1,000.00	$1,020.70	0.86%	$4.34
GuidePath Flexible Income Allocation Fund	Actual	$1,000.00	$994.50	0.59%	$2.94
	Hypothetical[3]	$1,000.00	$1,022.05	0.59%	$2.98
GuidePath Managed Futures Strategy Fund	Actual	$1,000.00	$1,057.90	1.51%	$7.77
	Hypothetical[3]	$1,000.00	$1,017.45	1.51%	$7.62
[1]	The expense ratio excludes the securities lending credit.

[2]

Expenses are (net of waiver, if applicable) equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

[3]	5% annualized return before expenses.

GuideMark Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2023

Number of Shares		Value
	COMMON STOCKS - 95.41%
	Aerospace & Defense - 1.26%
1,733	Axon Enterprise, Inc. (a)	$344,850
5,826	BWX Technologies, Inc.	436,833
2,687	Curtiss-Wright Corp.	525,658
3,085	General Dynamics Corp.	681,692
578	HEICO Corp. - Class A	74,689
7,193	Hexcel Corp.	468,552
15,130	Howmet Aerospace, Inc.	699,762
1,770	Huntington Ingalls Industries, Inc.	362,107
1,241	L3Harris Technologies, Inc.	216,083
2,079	Lockheed Martin Corp.	850,228
283	Northrop Grumman Corp.	124,574
9,798	Raytheon Technologies Corp.	705,162
14,058	Textron, Inc.	1,098,492
4,420	The Boeing Co. (a)	847,226
556	TransDigm Group, Inc. (a)	468,780

		7,904,688

	Air Freight & Logistics - 0.31%
7,207	C.H. Robinson Worldwide, Inc. (b)	620,739
1,872	Expeditors International of Washington, Inc.	214,587
2,843	FedEx Corp.	753,168
4,525	XPO, Inc. (a)(b)	337,836

		1,926,330

	Airlines - 0.16%
23,501	United Airlines Holdings, Inc. (a)	994,092

	Auto Components - 0.10%
16,194	BorgWarner, Inc.	653,752

	Automobile Components - 0.01%
3,238	Phinia, Inc.	86,746

	Automobiles - 1.43%
22,031	Harley-Davidson, Inc.	728,345
25,303	Tesla, Inc. (a)	6,331,317
19,943	Thor Industries, Inc. (b)	1,897,177

		8,956,839

	Banks - 1.94%
45,952	Bank of America Corp.	1,258,166
30,702	Citigroup, Inc.	1,262,773
6,939	Citizens Financial Group, Inc.	185,965
6,671	Comerica, Inc.	277,180
3,353	Commerce Bancshares Inc.	160,877
1,926	Cullen Frost Bankers, Inc.	175,670
155	First Citizens BancShares, Inc. - Class A	213,915
17,390	First Horizon Corp.	191,638
22,529	FNB Corp.	243,088
29,791	JPMorgan Chase & Co.	4,320,291
31,947	KeyCorp	343,750
5,790	Popular, Inc. - ADR	364,828
13,484	Regions Financial Corp.	231,925
11,477	Synovus Financial Corp.	319,061
12,728	Truist Financial Corp.	364,148
2,578	U.S. Bancorp	85,229
28,790	Wells Fargo & Co.	1,176,359
12,504	Western Alliance Bancorp	574,809
2,597	Wintrust Financial Corp.	196,074
5,360	Zions Bancorp NA (b)	187,010

		12,132,756

Number of Shares		Value
	Beverages - 1.27%
1,634	Boston Beer Co., Inc. - Class A (a)	$636,492
3,643	Brown-Forman Corp. - Class A	211,658
2,684	Brown-Forman Corp. - Class B	154,840
633	Constellation Brands, Inc. - Class A	159,092
23,419	Molson Coors Brewing Co. - Class B (b)	1,489,214
12,678	Monster Beverage Corp. (a)	671,300
17,481	PepsiCo, Inc.	2,961,981
30,299	The Coca-Cola Co.	1,696,138

		7,980,715

	Biotechnology - 1.59%
6,735	Amgen, Inc.	1,810,099
2,039	Biogen, Inc. (a)	524,043
1,719	Exact Sciences Corp. (a)	117,270
37,670	Exelixis, Inc. (a)	823,090
17,824	Gilead Sciences, Inc.	1,335,731
10,362	Incyte Corp. (a)	598,613
1,832	Moderna, Inc. (a)	189,227
1,545	Regeneron Pharmaceuticals, Inc. (a)	1,271,473
17,461	Roivant Sciences Ltd. - ADR (a)(b)	203,944
2,296	Seagen, Inc. (a)	487,096
3,702	United Therapeutics Corp. (a)	836,171
5,127	Vertex Pharmaceuticals, Inc. (a)	1,782,863

		9,979,620

	Broadline Retail - 0.02%
7,884	Coupang, Inc. (a)	134,028

	Building Products - 1.43%
4,380	A. O. Smith Corp.	289,649
2,364	Advanced Drainage Systems, Inc. (b)	269,094
28,867	Builders FirstSource, Inc. (a)	3,593,653
3,939	Carrier Global Corp.	217,433
6,661	Johnson Controls International PLC - ADR	354,432
1,985	Lennox International, Inc.	743,263
9,739	Masco Corp.	520,550
14,179	Owens Corning, Inc.	1,934,157
2,209	Trane Technologies PLC - ADR	448,228
9,093	Trex Co., Inc. (a)(b)	560,402

		8,930,861

	Capital Markets - 1.80%
3,324	Affiliated Managers Group, Inc.	433,250
3,761	Ameriprise Financial, Inc.	1,239,926
5,046	Ares Management Corp. - Class A (b)	519,082
283	BlackRock, Inc.	182,957
853	Cboe Global Markets, Inc.	133,247
6,362	Evercore, Inc. - Class A	877,192
1,497	FactSet Research Systems, Inc.	654,578
12,432	Franklin Resources, Inc. (b)	305,579
1,117	Intercontinental Exchange, Inc.	122,892
72,988	Invesco Ltd. - ADR	1,059,786
12,374	Janus Henderson Group PLC - ADR	319,497
3,658	LPL Financial Holdings, Inc.	869,324
2,500	Moody’s Corp.	790,425
8,216	Morgan Stanley	671,001
5,168	NASDAQ OMX Group, Inc.	251,113
2,698	Northern Trust Corp. (b)	187,457
4,850	Raymond James Financial, Inc.	487,085
2,738	SEI Investments Co.	164,910
8,726	State Street Corp.	584,293

See notes to financial statements.

GuideMark Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	Capital Markets (Continued)
9,102	Stifel Financial Corp.	$559,227
8,463	The Bank of New York Mellon Corp.	360,947
9,361	The Charles Schwab Corp.	513,919

		11,287,687

	Chemicals - 1.03%
1,803	Air Products & Chemicals, Inc.	510,970
7,063	CF Industries Holdings, Inc.	605,582
12,363	Dow, Inc.	637,436
2,597	DuPont de Nemours, Inc.	193,710
2,662	Linde PLC - ADR	991,196
738	NewMarket Corp.	335,820
12,679	Olin Corp.	633,696
6,058	RPM International, Inc.	574,359
27,849	The Mosaic Co.	991,424
7,601	Westlake Chemical Corp.	947,617

		6,421,810

	Commercial Services & Supplies - 0.69%
205,857	ADT, Inc.	1,235,142
2,738	Cintas Corp.	1,317,006
3,484	Clean Harbors, Inc. (a)	583,082
8,168	Copart, Inc. (a)	351,959
755	MSA Safety, Inc.	119,026
18,949	Rollins, Inc.	707,366

		4,313,581

	Communications Equipment - 1.27%
5,464	Arista Networks, Inc. (a)	1,004,993
44,251	Cisco Systems, Inc.	2,378,934
2,096	F5, Inc. (a)	337,749
6,819	Juniper Networks, Inc.	189,500
3,094	Motorola Solutions, Inc.	842,311
4,311	Palo Alto Networks, Inc. (a)	1,010,671
14,898	Qualcomm, Inc.	1,654,572
3,562	Ubiquiti, Inc. (b)	517,559

		7,936,289

	Construction & Engineering - 0.43%
10,326	AECOM	857,471
2,140	EMCOR Group, Inc.	450,234
2,388	KBR, Inc. (b)	140,749
5,246	MasTec, Inc. (a)	377,555
3,867	Quanta Services, Inc.	723,400
4,077	WillScot Mobile Mini Holdings Corp. (a)	169,562

		2,718,971

	Construction Materials - 0.06%
1,087	Eagle Materials, Inc.	181,007
934	Vulcan Materials Co.	188,687

		369,694

	Consumer Finance - 1.30%
56,139	Ally Financial, Inc.	1,497,789
6,569	American Express Co.	980,029
15,363	Capital One Financial Corp.	1,490,979
710	Credit Acceptance Corp. (a)(b)	326,685
7,853	Discover Financial Services	680,305
31,579	OneMain Holdings, Inc.	1,266,002
33,642	SLM Corp.	458,204
47,912	Synchrony Financial	1,464,670

		8,164,663

Number of Shares		Value
	Consumer Staples Distribution & Retail - 0.19%
44,128	Albertsons Cos, Inc. - Class A	$1,003,912
6,003	Grocery Outlet Holding Corp. (a)	173,187

		1,177,099

	Containers & Packaging - 0.19%
8,343	Ardagh Group SA - ADR (a)(c)(d)(f)	—
5,470	Berry Global Group, Inc.	338,648
4,191	Graphic Packaging Holding Co.	93,375
2,423	Silgan Holdings, Inc.	104,456
18,273	WestRock Co.	654,173

		1,190,652

	Distributors - 0.26%
5,638	Genuine Parts Co.	814,014
16,411	LKQ Corp.	812,509

		1,626,523

	Diversified Consumer Services - 0.32%
8,659	Grand Canyon Education, Inc. (a)(b)	1,012,064
23,006	H&R Block, Inc. (b)	990,638

		2,002,702

	Diversified Financial Services - 0.35%
6,074	Apollo Global Management, Inc.	545,202
23,931	Equitable Holdings, Inc.	679,401
10,284	Jefferies Financial Group, Inc.	376,703
8,526	Voya Financial, Inc. (b)	566,553

		2,167,859

	Diversified Telecommunication Services - 0.32%
95,328	AT&T, Inc.	1,431,827
17,961	Verizon Communications, Inc.	582,116

		2,013,943

	Electric Utilities - 0.44%
5,777	Constellation Energy Corp.	630,155
121,558	Hawaiian Electric Industries, Inc.	1,496,379
38,518	PG&E Corp. (a)	621,295

		2,747,829

	Electrical Equipment - 0.81%
4,333	Acuity Brands, Inc.	737,953
3,121	Agilent Technologies, Inc.	348,990
2,627	AMETEK, Inc.	388,166
2,896	Eaton Corp. PLC - ADR	617,659
2,298	Emerson Electric Co.	221,918
2,018	Enphase Energy, Inc. (a)	242,463
2,389	Hubbell, Inc.	748,736
12,151	nVent Electric PLC - ADR	643,881
1,387	Regal Rexnord Corp.	198,175
1,227	Rockwell Automation, Inc. (b)	350,762
497	Roper Industries, Inc.	240,687
3,228	Sensata Technologies Holding PLC - ADR	122,083
5,403	Vertiv Holdings Co.	200,992

		5,062,465

	Electronic Equipment, Instruments & Components - 0.95%
7,464	Amphenol Corp. - Class A	626,901
1,960	Arrow Electronics, Inc. (a)	245,470
2,930	Avnet, Inc.	141,197
1,894	CDW Corp.	382,133
3,738	Cognex Corp.	158,641
4,045	Coherent Corp. (a)	132,029
3,043	Dolby Laboratories, Inc. - Class A	241,188

See notes to financial statements.

GuideMark Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	Electronic Equipment, Instruments & Components (Continued)
7,721	Jabil, Inc.	$979,718
3,941	Keysight Technologies, Inc. (a)	521,434
11,309	National Instruments Corp.	674,243
15,037	TD SYNNEX Corp.	1,501,595
6,713	Vontier Corp.	207,566
461	Zebra Technologies Corp. - Class A (a)	109,040

		5,921,155

	Energy Equipment & Services - 0.19%
5,339	Baker Hughes Co.	188,574
12,574	Schlumberger, Ltd. - ADR	733,064
12,333	TechnipFMC PLC - ADR (b)	250,853

		1,172,491

	Entertainment - 0.72%
3,690	Electronic Arts, Inc.	444,276
2,530	Netflix, Inc. (a)	955,328
40,582	Playtika Holding Corp. (a)	390,805
2,454	Spotify Technology SA - ADR (a)	379,487
2,803	The Walt Disney Co. (a)	227,183
7,187	TKO Group Holdings, Inc. (b)	604,139
137,869	Warner Bros Discovery, Inc. - Series A (a)(b)	1,497,257

		4,498,475

	Financial Services - 0.34%
83,122	Corebridge Financial, Inc. (b)	1,641,659
96,688	UWM Holdings Corp. (b)	468,937

		2,110,596

	Food & Staples Retailing - 2.35%
6,956	BJ’s Wholesale Club Holdings, Inc. (a)(b)	496,450
4,345	Casey’s General Stores, Inc.	1,179,754
5,759	Costco Wholesale Corp.	3,253,605
30,171	CVS Health Corp.	2,106,539
29,574	Kroger Co.	1,323,436
10,815	Performance Food Group Co. (a)(b)	636,571
13,672	SYSCO Corp.	903,036
32,902	US Foods Holding Corp. (a)	1,306,209
3,143	Walgreens Boots Alliance, Inc.	69,900
21,491	Walmart, Inc.	3,437,056

		14,712,556

	Food Products - 1.03%
13,453	Archer-Daniels-Midland Co.	1,014,625
828	Bunge, Ltd. - ADR	89,631
2,487	Campbell Soup Co. (b)	102,166
1,855	Darling International, Inc. (a)	96,831
31,288	Flowers Foods, Inc.	693,968
1,780	Freshpet, Inc. (a)(b)	117,266
4,284	Ingredion, Inc.	421,546
1,446	Kellogg Co.	86,052
6,551	Lamb Weston Holdings, Inc.	605,705
8,527	Mondelez International, Inc. - Class A	591,774
12,414	Post Holdings, Inc. (a)(b)	1,064,376
4,385	The Hershey Co.	877,351
3,750	The J.M. Smucker Co.	460,913
6,971	The Kraft Heinz Co.	234,504

		6,456,708

	Gas Utilities - 0.09%
14,315	EQT Corp.	580,903

Number of Shares		Value
	Ground Transportation - 0.04%
9,554	Schneider National, Inc. - Class B	$264,550

	Health Care Equipment & Supplies - 1.06%
1,637	Align Technology, Inc. (a)	499,809
10,412	Boston Scientific Corp. (a)	549,754
3,246	Danaher Corp.	805,333
4,524	DENTSPLY SIRONA, Inc.	154,540
3,678	DexCom, Inc. (a)	343,157
8,629	Edwards Lifesciences Corp. (a)	597,817
5,153	Globus Medical, Inc. - Class A (a)	255,846
1,747	Hologic, Inc. (a)	121,242
2,149	IDEXX Laboratories, Inc. (a)(b)	939,693
1,333	Insulet Corp. (a)	212,600
1,769	Intuitive Surgical, Inc. (a)	517,061
5,991	Novocure Ltd. - ADR (a)	96,755
1,138	Penumbra, Inc. (a)	275,294
1,982	ResMed, Inc.	293,078
969	Shockwave Medical, Inc. (a)	192,928
1,946	Stryker Corp.	531,783
4,022	Tandem Diabetes Care, Inc. (a)	83,537
477	West Pharmaceutical Services, Inc.	178,975

		6,649,202

	Health Care Providers & Services - 3.15%
4,223	Amedisys, Inc. (a)	394,428
2,943	AmerisourceBergen Corp.	529,652
3,247	Anthem, Inc.	1,413,809
8,553	Cardinal Health, Inc.	742,571
27,801	Centene Corp. (a)	1,914,933
1,178	Chemed Corp.	612,207
7,964	Cigna Corp.	2,278,262
895	DaVita, Inc. (a)	84,604
5,009	Encompass Health Corp.	336,404
2,409	HCA Healthcare, Inc.	592,566
7,263	Henry Schein, Inc. (a)	539,278
2,317	Humana, Inc.	1,127,267
2,082	Laboratory Corp. of America Holdings	418,586
2,444	McKesson Corp.	1,062,773
856	Molina Healthcare, Inc. (a)	280,674
10,378	Premier, Inc. - Class A	223,127
2,505	Quest Diagnostics, Inc.	305,259
5,343	Tenet Healthcare Corp. (a)	352,050
11,890	UnitedHealth Group, Inc.	5,994,819
4,196	Universal Health Services, Inc. - Class B	527,563

		19,730,832

	Health Care Technology - 0.07%
1,123	Inspire Medical Systems, Inc. (a)	222,848
11,551	Teladoc Health, Inc. (a)(b)	214,733

		437,581

	Hotels, Restaurants & Leisure - 1.46%
1,224	Airbnb, Inc. - Class A (a)(b)	167,945
5,739	Boyd Gaming Corp.	349,103
5,708	Caesars Entertainment, Inc. (a)	264,566
165	Chipotle Mexican Grill, Inc. (a)	302,252
2,383	Darden Restaurants, Inc. (b)	341,293
2,309	Domino’s Pizza, Inc.	874,626
5,032	DraftKings, Inc. - Class A (a)	148,142
2,541	Hyatt Hotels Corp. - Class A	269,549
4,399	Las Vegas Sands Corp.	201,650
1,742	Marriott International, Inc. - Class A	342,408

See notes to financial statements.

GuideMark Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	Hotels, Restaurants & Leisure (Continued)
3,034	Marriott Vacations Worldwide Corp. (b)	$305,311
5,144	McDonald’s Corp.	1,355,135
13,342	MGM Resorts International	490,452
58,775	Penn Entertainment, Inc. (a)	1,348,886
2,114	Royal Caribbean Cruises Ltd. - ADR (a)	194,784
6,472	Starbucks Corp.	590,700
1,768	Texas Roadhouse, Inc. (b)	169,905
2,291	Wingstop, Inc.	412,014
1,806	Wynn Resorts Ltd.	166,893
6,813	Yum! Brands, Inc.	851,216

		9,146,830

	Household Durables - 1.10%
3,357	DR Horton, Inc.	360,777
901	Garmin, Ltd. - ADR	94,785
11,585	Lennar Corp. - Class A	1,300,185
10,454	Lennar Corp. - Class B (b)	1,068,712
5,703	Mohawk Industries, Inc. (a)	489,375
98	NVR, Inc. (a)	584,403
9,389	PulteGroup, Inc.	695,256
14,750	Tempur Sealy International, Inc.	639,265
20,671	Toll Brothers, Inc.	1,528,827
494	TopBuild Corp. (a)	124,290

		6,885,875

	Household Products - 0.87%
2,917	Clorox Co.	382,302
13,377	Colgate-Palmolive Co.	951,239
2,245	Kimberly-Clark Corp.	271,308
26,426	The Procter & Gamble Co.	3,854,496

		5,459,345

	Independent Power and Renewable Electricity Producers - 0.22%
17,587	Brookfield Renewable Corp. - Class A - ADR (b)	421,033
10,359	Clearway Energy, Inc. - Class C	206,351
10,125	Clearway Energy, Inc. - Class C	214,245
16,037	Vistra Corp. (b)	532,108

		1,373,737

	Industrial Conglomerates - 0.61%
2,850	3M Co.	266,817
2,727	Carlisle Companies, Inc.	707,002
10,441	General Electric Co.	1,154,253
2,865	Honeywell International, Inc.	529,280
309	Seaboard Corp.	1,159,677

		3,817,029

	Insurance - 3.83%
8,281	Aflac, Inc.	635,567
2,958	American Financial Group, Inc.	330,320
25,785	American International Group, Inc.	1,562,571
1,979	Aon PLC - Class A - ADR	641,631
8,628	Arch Capital Group, Ltd. - ADR (a)	687,738
3,800	Arthur J. Gallagher & Co.	866,134
2,459	Assured Guaranty, Ltd. - ADR	148,819
23,803	Berkshire Hathaway, Inc. - Class B (a)	8,338,191
2,064	Chubb, Ltd. - ADR	429,683
8,141	CNA Financial Corp.	320,348
1,230	Everest Group Ltd. - ADR	457,154
3,785	Globe Life, Inc.	411,543

Number of Shares		Value
	Insurance (Continued)
4,677	Hartford Financial Services Group, Inc.	$331,646
5,876	Loews Corp.	372,010
168	Markel Corp. (a)	247,378
8,724	Marsh & McLennan Cos., Inc.	1,660,177
6,647	MetLife, Inc.	418,163
25,640	Old Republic International Corp.	690,742
1,676	Primerica, Inc.	325,161
15,200	Principal Financial Group, Inc.	1,095,464
3,297	Reinsurance Group of America, Inc.	478,691
997	RenaissanceRe Holdings Ltd. - ADR	197,326
937	RLI Corp.	127,329
6,185	Ryan Specialty Holdings, Inc. (a)(b)	299,354
5,150	The Progressive Corp.	717,395
1,983	The Travelers Cos., Inc.	323,844
30,546	Unum Group	1,502,558
1,437	W.R. Berkley Corp.	91,235
186	White Mountains Insurance Group Ltd. - ADR	278,198

		23,986,370

	Interactive Media & Services - 4.83%
78,835	Alphabet, Inc. - Class A (a)	10,316,348
67,055	Alphabet, Inc. - Class C (a)	8,841,202
11,622	Match Group, Inc. (a)	455,292
29,892	Meta Platforms, Inc. - Class A (a)	8,973,877
31,325	Pinterest, Inc. - Class A (a)	846,715
15,540	TripAdvisor, Inc. (a)	257,653
5,597	Zillow Group, Inc. - Class A (a)	250,689
6,011	Zillow Group, Inc. - Class C (a)	277,468

		30,219,244

	Internet & Direct Marketing Retail - 2.80%
112,535	Amazon.com, Inc. (a)	14,305,449
492	Booking Holdings, Inc. (a)	1,517,303
5,477	eBay, Inc.	241,481
6,469	Etsy, Inc. (a)	417,768
2,939	Expedia Group, Inc. (a)	302,923
12,445	Wayfair, Inc. - Class A (a)(b)	753,794

		17,538,718

	IT Services - 3.67%
7,973	Accenture PLC - Class A - ADR	2,448,588
5,531	Akamai Technologies, Inc. (a)	589,273
7,417	Amdocs Ltd. - ADR	626,662
5,749	Booz Allen Hamilton Holding Corp.	628,193
3,279	CACI International, Inc. - Class A (a)	1,029,376
14,162	Cognizant Technology Solutions Corp. - Class A	959,334
15,370	Concentrix Corp.	1,231,291
123,178	DXC Technology Co. (a)	2,565,798
1,505	EPAM Systems, Inc. (a)	384,813
1,771	Euronet Worldwide, Inc. (a)	140,582
5,056	Fiserv, Inc. (a)	571,126
487	FleetCor Technologies, Inc. (a)	124,351
2,805	Gartner, Inc. (a)	963,826
5,124	Genpact, Ltd. - ADR	185,489
3,806	GoDaddy, Inc. - Class A (a)(b)	283,471
3,174	Leidos Holdings, Inc.	292,516
8,811	MasterCard, Inc. - Class A	3,488,363
5,565	Paychex, Inc.	641,811
5,042	Science Applications International Corp.	532,133
36,755	The Western Union Co.	484,431
1,131	T-Mobile USA, Inc. (a)	158,396

See notes to financial statements.

GuideMark Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	IT Services (Continued)
4,454	VeriSign, Inc. (a)	$902,069
16,217	Visa, Inc. - Class A (b)	3,730,072

		22,961,964

	Leisure Products - 0.32%
17,833	Mattel, Inc. (a)	392,861
1,427	Polaris, Inc. (b)	148,608
1,472	Pool Corp. (b)	524,179
19,673	YETI Holdings, Inc. (a)(b)	948,632

		2,014,280

	Life Sciences Tools & Services - 0.50%
3,733	10X Genomics, Inc. - Class A (a)	153,986
11,646	Avantor, Inc. (a)	245,498
2,723	Bruker Corp.	169,643
985	IQVIA Holdings, Inc. (a)	193,799
581	Mettler-Toledo International, Inc. (a)	643,788
2,328	Thermo Fisher Scientific, Inc.	1,178,364
1,994	Waters Corp. (a)	546,775

		3,131,853

	Machinery - 2.47%
1,851	AGCO Corp.	218,936
12,055	Allison Transmission Holdings, Inc.	711,968
2,937	Caterpillar, Inc.	801,801
1,039	Crane Co. (b)	92,305
3,427	Crane NXT Co.	190,438
1,664	Cummins, Inc.	380,157
2,039	Deere & Co.	769,478
9,498	Donaldson Co., Inc.	566,461
14,290	Esab Corp.	1,003,444
2,729	Fortive Corp.	202,383
131,680	Gates Industrial Corp PLC - ADR (a)	1,528,805
5,597	Graco, Inc.	407,909
3,905	Illinois Tool Works, Inc.	899,361
4,557	Ingersoll Rand, Inc.	290,372
1,760	ITT, Inc.	172,322
5,119	Lincoln Electric Holdings, Inc. (b)	930,583
2,270	Nordson Corp.	506,596
11,912	Oshkosh Corp.	1,136,762
8,041	Otis Worldwide Corp.	645,773
9,302	PACCAR, Inc.	790,856
1,926	Parker-Hannifin Corp.	750,215
1,928	Pentair PLC - ADR	124,838
2,044	Snap-on, Inc.	521,343
3,656	The Timken Co.	268,679
5,584	The Toro Co. (b)	464,030
1,832	Valmont Industries, Inc.	440,065
6,174	Wabtec Corp.	656,111

		15,471,991

	Marine - 0.05%
3,493	Kirby Corp. (a)	289,220

	Media - 1.64%
37,405	Comcast Corp. - Class A	1,658,538
29,269	Fox Corp. - Class A	913,193
31,121	Fox Corp. - Class B	898,775
58,655	Liberty Media Corp-Liberty SiriusXM (a)	1,493,356
57,491	Liberty Media Corp-Liberty SiriusXM - Class A (a)(b)	1,463,146

Number of Shares		Value
	Media (Continued)
44,145	News Corp. - Class A	$885,549
40,748	News Corp. - Class B (b)	850,411
7,065	Nexstar Media Group, Inc.	1,012,909
2,681	Omnicom Group, Inc.	199,681
84,549	Sirius XM Holdings, Inc. (b)	382,161
4,878	The Interpublic Group of Companies, Inc.	139,803
8,350	The New York Times Co. - Class A	344,020

		10,241,542

	Metals & Mining - 1.14%
73,643	Cleveland-Cliffs, Inc. (a)	1,151,040
9,522	Nucor Corp.	1,488,765
6,398	Reliance Steel & Aluminum Co.	1,677,748
1,625	Southern Copper Corp.	122,346
13,343	Steel Dynamics, Inc.	1,430,636
38,862	United States Steel Corp. (b)	1,262,238

		7,132,773

	Multiline Retail - 0.98%
2,830	Burlington Stores, Inc. (a)(b)	382,899
4,707	Dollar General Corp.	498,001
3,988	Dollar Tree, Inc. (a)	424,523
51,243	Kohl’s Corp. (b)	1,074,053
165,829	Macy’s, Inc. (b)	1,925,275
73,608	Nordstrom, Inc.	1,099,703
6,457	Target Corp.	713,950

		6,118,404

	Oil, Gas & Consumable Fuels - 4.62%
25,738	Antero Midstream Corp.	308,341
27,087	Antero Resources Corp. (a)	687,468
19,839	APA Corp.	815,383
5,363	Cabot Oil & Gas Corp.	145,069
2,554	Cheniere Energy, Inc.	423,862
5,765	Chesapeake Energy Corp. (b)	497,116
21,282	Chevron Corp.	3,588,571
14,321	ConocoPhillips	1,715,656
14,590	Devon Energy Corp.	695,943
3,471	Diamondback Energy, Inc.	537,588
10,037	EOG Resources, Inc.	1,272,290
51,037	Exxon Mobil Corp.	6,000,930
4,967	Hess Corp.	759,951
22,678	HF Sinclair Corp.	1,291,059
20,137	Marathon Oil Corp.	538,665
14,879	Marathon Petroleum Corp.	2,251,788
3,704	Occidental Petroleum Corp.	240,315
6,520	ONEOK, Inc.	413,564
7,656	Ovintiv, Inc.	364,196
15,129	Phillips 66	1,817,749
3,162	Pioneer Natural Resources Co.	725,837
11,115	Range Resources Corp.	360,237
162,415	Southwestern Energy Co. (a)	1,047,577
6,923	Targa Resources Corp.	593,440
12,955	Valero Energy Corp.	1,835,853

		28,928,448

	Paper & Forest Products - 0.06%
7,258	Louisiana-Pacific Corp.	401,150

	Personal Care Products - 0.04%
125,154	Olaplex Holdings, Inc. (a)	244,050

See notes to financial statements.

GuideMark Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	Personal Products - 0.22%
83,307	Coty, Inc. - Class A (a)	$913,878
3,254	The Estee Lauder Cos., Inc. - Class A	470,366

		1,384,244

	Pharmaceuticals - 4.43%
13,436	Abbott Laboratories	1,301,277
26,086	AbbVie, Inc.	3,888,379
35,762	Bristol-Myers Squibb Co.	2,075,626
36,096	Elanco Animal Health, Inc. (a)	405,719
11,642	Eli Lilly & Co. (b)	6,253,267
3,875	Horizon Therapeutics PLC - ADR (a)	448,299
2,516	Jazz Pharmaceuticals PLC - ADR (a)	325,671
31,348	Johnson & Johnson	4,882,451
35,269	Merck & Co., Inc.	3,630,944
3,999	Perrigo Co PLC - ADR	127,768
47,654	Pfizer, Inc.	1,580,683
2,426	Royalty Pharma PLC - Class A - ADR	65,842
201,945	Viatris, Inc.	1,991,178
4,299	Zoetis, Inc. (b)	747,940

		27,725,044

	Professional Services - 0.44%
42,979	Dun & Bradstreet Holdings, Inc.	429,360
2,315	FTI Consulting, Inc. (a)	413,019
13,663	ManpowerGroup, Inc.	1,001,771
10,463	Robert Half, Inc.	766,729
568	Verisk Analytics, Inc.	134,184

		2,745,063

	Real Estate Management & Development - 0.01%
953	CBRE Group, Inc. - Class A (a)	70,389

	Road & Rail - 0.50%
1,036	J.B. Hunt Transport Services, Inc.	195,307
8,988	Knight-Swift Transportation Holdings, Inc.	450,748
5,668	Landstar System, Inc.	1,002,896
2,124	Old Dominion Freight Line, Inc.	869,013
486	Saia, Inc. (a)	193,744
9,264	Uber Technologies, Inc. (a)	426,051

		3,137,759

	Semiconductors & Semiconductor Equipment - 5.76%
11,623	Advanced Micro Devices, Inc. (a)	1,195,077
16,911	Allegro MicroSystems, Inc. (a)	540,137
3,577	Analog Devices, Inc.	626,297
13,089	Applied Materials, Inc.	1,812,172
5,348	Broadcom, Inc.	4,441,942
11,566	Cirrus Logic, Inc. (a)	855,421
1,151	First Solar, Inc. (a)	185,990
19,238	Intel Corp.	683,911
3,171	KLA-Tencor Corp.	1,454,411
2,202	Lam Research Corp.	1,380,148
9,114	Lattice Semiconductor Corp. (a)	783,166
7,401	Microchip Technology, Inc.	577,648
12,937	Micron Technology, Inc.	880,104
7,699	MKS Instruments, Inc.	666,271
1,600	Monolithic Power Systems, Inc.	739,200
31,886	NVIDIA Corp.	13,870,091
17,003	ON Semiconductor Corp. (a)(b)	1,580,429
7,249	Qorvo, Inc. (a)	692,062
7,732	Skyworks Solutions, Inc.	762,298

Number of Shares		Value
	Semiconductors & Semiconductor Equipment (Continued)
7,059	Teradyne, Inc. (b)	$709,147
10,294	Texas Instruments, Inc.	1,636,849

		36,072,771

	Software - 9.82%
6,001	Adobe Systems, Inc. (a)	3,059,910
5,948	Alteryx, Inc. - Class A (a)	224,180
38,214	AppLovin Corp. - Class A (a)(b)	1,527,032
4,644	Atlassian Corp. - Class A (a)	935,812
3,212	Autodesk, Inc. (a)	664,595
7,846	Cadence Design System, Inc. (a)	1,838,318
4,629	Datadog, Inc. - Class A (a)	421,656
11,768	DocuSign, Inc. (a)	494,256
34,397	Dropbox, Inc. - Class A (a)	936,630
4,833	Elastic NV - ADR (a)	392,633
1,413	Fair Isaac Corp. (a)	1,227,233
18,088	Fortinet, Inc. (a)	1,061,404
7,015	Gen Digital, Inc.	124,025
1,678	HubSpot, Inc. (a)	826,415
15,025	Informatica, Inc. - Class A (a)	316,577
2,045	Intuit, Inc.	1,044,872
2,996	Jack Henry & Associates, Inc.	452,815
5,113	Manhattan Associates, Inc. (a)	1,010,636
109,048	Microsoft Corp.	34,431,906
5,866	New Relic, Inc. (a)(f)	502,247
20,581	Nutanix, Inc. - Class A (a)	717,865
10,139	Oracle Corp.	1,073,923
17,369	Pegasystems, Inc.	753,988
21,692	RingCentral, Inc. - Class A (a)	642,734
8,133	salesforce.com, Inc. (a)	1,649,210
2,067	ServiceNow, Inc. (a)	1,155,370
11,043	Smartsheet, Inc. - Class A (a)	446,800
4,353	Splunk, Inc. (a)	636,626
4,607	SS&C Technologies Holdings, Inc.	242,052
2,941	Synopsys, Inc. (a)	1,349,831
2,806	VMware, Inc. - Class A (a)	467,143
1,466	Workday, Inc. - Class A (a)	314,970
7,380	Zoom Video Communications, Inc. - Class A (a)	516,157

		61,459,821

	Specialty Retail - 4.09%
2,873	Advance Auto Parts, Inc. (b)	160,687
16,697	AutoNation, Inc. (a)	2,527,926
642	AutoZone, Inc. (a)(b)	1,630,674
16,766	Bath & Body Works, Inc.	566,691
7,733	Best Buy Co., Inc.	537,212
797	CarMax, Inc. (a)(b)	56,372
7,880	Dick’s Sporting Goods, Inc. (b)	855,610
2,505	Floor & Decor Holdings, Inc. - Class A (a)(b)	226,702
7,342	GameStop Corp. - Class A (a)(b)	120,849
855	Lithia Motors, Inc. (b)	252,507
9,813	Lowe’s Cos., Inc.	2,039,534
2,117	O’Reilly Automotive, Inc. (a)	1,924,057
11,588	Penske Automotive Group, Inc. (b)	1,935,891
291,149	Petco Health & Wellness Co, Inc. (a)(b)	1,190,799
5,183	Ross Stores, Inc.	585,420
2,391	Sherwin-Williams Co.	609,825
145,682	The Gap, Inc. (b)	1,548,600
12,073	The Home Depot, Inc.	3,647,978
17,885	The TJX Cos., Inc.	1,589,619
4,309	Tractor Supply Co. (b)	874,942

See notes to financial statements.

GuideMark Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	Specialty Retail (Continued)
2,927	Ulta Beauty, Inc. (a)	$1,169,190
27,593	Victoria’s Secret & Co. (a)	460,251
7,041	Williams Sonoma, Inc. (b)	1,094,171

		25,605,507

	Technology Hardware, Storage & Peripherals - 7.15%
219,916	Apple, Inc.	37,651,818
36,512	Hewlett Packard Enterprise Co.	634,213
8,397	HP, Inc.	215,803
11,395	International Business Machines Corp.	1,598,719
81,451	NCR Corp. (a)	2,196,734
6,077	NetApp, Inc.	461,123
18,395	Pure Storage, Inc. - Class A (a)	655,230
29,616	Teradata Corp. (a)	1,333,312

		44,746,952

	Textiles, Apparel & Luxury Goods - 1.50%
10,991	Capri Holdings Ltd. - ADR (a)	578,237
7,250	Carter’s, Inc. (b)	501,337
6,335	Columbia Sportswear Co. (b)	469,424
1,814	Crocs, Inc. (a)	160,049
2,479	Deckers Outdoor Corp. (a)	1,274,429
3,166	lululemon athletica, Inc. (a)	1,220,841
12,032	NIKE, Inc. - Class B	1,150,500
11,479	PVH Corp.	878,258
5,968	Ralph Lauren Corp. (b)	692,825
12,142	Skechers USA, Inc. - Class A (a)	594,351
21,603	Tapestry, Inc.	621,086
84,910	Under Armour, Inc. - Class A (a)	581,634
74,351	Under Armour, Inc. - Class C (a)	474,359
10,118	VF Corp. (b)	178,785

		9,376,115

	Thrifts & Mortgage Finance - 0.09%
35,667	MGIC Investment Corp.	595,282

	Tobacco - 0.32%
20,158	Altria Group, Inc.	847,644
12,657	Philip Morris International, Inc.	1,171,785

		2,019,429

	Trading Companies & Distributors - 0.90%
2,823	Air Lease Corp.	111,255
7,941	Core & Main, Inc. - Class A (a)	229,098
14,970	Fastenal Co.	817,961
2,943	Ferguson PLC - ADR	484,035
8,002	MSC Industrial Direct Co., Inc. - Class A	785,396
3,415	SiteOne Landscape Supply, Inc. (a)(b)	558,182
760	United Rentals, Inc.	337,873
1,961	W.W. Grainger, Inc.	1,356,698
1,989	Watsco, Inc. (b)	751,285
1,627	WESCO International, Inc.	233,995

		5,665,778

	Total Common Stocks (Cost $376,205,642)	597,384,220

	INVESTMENT COMPANIES - 2.80%
	Exchange Traded Funds - 2.80%
44,612	Vanguard S&P 500 ETF (b)	17,519,132

	Total Investment Companies (Cost $12,988,105)	17,519,132

Number of Shares		Value
	REAL ESTATE INVESTMENT TRUSTS - 0.89%
13,991	Annaly Capital Management, Inc. (b)	$263,171
3,358	Boston Properties, Inc. (b)	199,734
5,185	EPR Properties (b)	215,385
15,408	Highwoods Properties, Inc. (b)	317,559
16,370	Host Hotels & Resorts, Inc. (b)	263,066
2,392	Iron Mountain, Inc.	142,204
16,166	Kilroy Realty Corp. (b)	511,007
140,437	Park Hotels & Resorts, Inc. (b)	1,730,184
2,108	Realty Income Corp.	105,273
105,140	Rithm Capital Corp.	976,751
9,456	Starwood Property Trust, Inc. (b)	182,974
30,562	Vornado Realty Trust (b)	693,146

	Total Real Estate Investment Trusts (Cost $5,745,842)	5,600,454

	SHORT TERM INVESTMENTS - 0.41%
	Money Market Funds - 0.41%
2,609,497	JPMorgan U.S. Government Money Market Fund Effective Yield, 5.27% (e)	2,609,497

	Total Short Term Investments (Cost $2,609,497)	2,609,497

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 9.58%
59,966,673	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 5.50% (e)	59,966,673

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $59,966,673)	59,966,673

	Total Investments (Cost $457,515,759) - 109.09%	683,079,976
	Liabilities in Excess of Other Assets - (9.09)%	(56,925,906)

	TOTAL NET ASSETS - 100.00%	$626,154,070

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	Value determined using significant unobservable inputs. Classified as Level 3 in the fair value hierarchy.
(d)	As of September 30, 2023, the Valuation Committee has fair valued this security. The value of this security was $0, which represents 0.00% of total assets.
(e)	Seven-day yield as of September 30, 2023.
(f)	This security has been deemed illiquid pursuant to the Fund’s liquidity guidelines. The value of these securities total $502,247, which represents 0.08% of total net assets.

Glossary of Terms

ADR	-	American Depositary Receipt

See notes to financial statements.

GuideMark Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2023

Number of Shares		Value
	COMMON STOCKS - 91.80%
	Bermuda - 0.11%
18,888	Alibaba Health Information Technology Ltd. (a)	$11,670
24,264	Commercial Bank PSQC/The	35,990

		47,660

	Brazil - 3.53%
12,706	Ambev SA	33,164
8,712	B3 SA - Brasil Bolsa Balcao	21,266
8,245	Banco Bradesco SA	20,717
15,847	Banco do Brasil SA	148,963
3,586	Banco Santander Brasil SA	18,599
30,372	BB Seguridade Participacoes SA	189,004
6,602	Cia de Saneamento Basico do Estado de Sao Paulo SABESP	80,500
2,999	CPFL Energia SA	20,184
3,257	Equatorial Energia SA	20,812
13,627	Natura & Co Holding SA (a)	39,554
34,877	Petroleo Brasileiro SA	261,792
5,802	PRIO SA/Brazil (a)	54,251
30,480	Raia Drogasil SA	167,421
2,452	Suzano SA	26,381
4,548	Telefonica Brasil SA	38,879
23,720	Vale SA	318,481
5,513	Vibra Energia SA	20,729
10,178	WEG SA	73,583

		1,554,280

	Cayman Islands - 7.53%
18,671	3SBio, Inc.	15,594
11,327	Akeso, Inc. (a)	51,908
84,250	Alibaba Group Holding Ltd. (a)	913,454
10,326	Baidu, Inc. - Class A (a)	173,793
2,905	BeiGene Ltd. (a)	40,080
16,912	C&D International Investment Group Ltd.	40,988
84,652	China Feihe Ltd.	49,741
64,482	China Medical System Holdings Ltd.	97,322
16,923	Chow Tai Fook Jewellery Group Ltd.	25,408
39,759	Country Garden Services Holdings Co Ltd.	40,604
4,403	Daqo New Energy Corp. - ADR (a)	133,279
26,212	Dongyue Group Ltd.	19,630
11,614	East Buy Holding Ltd. (a)	54,536
63,486	Greentown China Holdings Ltd.	65,649
46,955	Haidilao International Holding Ltd.	125,198
9,211	JD.com, Inc. - Class A	134,009
35,061	Jiumaojiu International Holdings Ltd.	47,445
1,223	JOYY, Inc. - ADR	46,609
8,698	Kuaishou Technology (a)	69,199
37,325	Lufax Holding Ltd. - ADR	39,564
21,802	Meituan - Class B (a)	315,610
2,592	MINISO Group Holding Ltd. - ADR	67,133
5,922	NetEase, Inc.	118,744
19,958	New Oriental Education & Technology Group, Inc. (a)	118,110
507	Parade Technologies Ltd.	15,518
2,721	PDD Holdings, Inc. - ADR (a)	266,848
4,242	Qifu Technology, Inc. - ADR	65,157
1,214	Silergy Corp.	11,507
138,091	Topsports International Holdings Ltd.	104,403
15,083	Zhen Ding Technology Holding Ltd.	46,048

		3,313,088

Number of Shares		Value
	Chile - 0.43%
688	Banco de Credito e Inversiones SA	$17,618
42,726	Cencosud SA	80,985
3,758	Cia Cervecerias Unidas SA	23,859
1,069,263	Enel Chile SA	64,925

		187,387

	China - 20.80%
15,200	360 Security Technology, Inc. - Class A (a)(g)	20,468
22,900	37 Interactive Entertainment Network Technology Group Co Ltd. - Class A (g)	68,449
71,800	Agricultural Bank of China, Ltd. - Class A (g)	35,421
283,724	Agricultural Bank of China, Ltd. - Series H	105,507
35,800	Aluminum Corp of China Ltd. - Class A (g)	30,874
11,207	ANTA Sports Products Ltd.	125,399
40,754	AviChina Industry & Technology Co Ltd. - Series H	19,298
28,900	Bank of Beijing Co., Ltd. - Class A (g)	18,335
549,990	Bank of China, Ltd. - Series A	191,605
58,600	Bank of China, Ltd. - Series H (g)	30,288
90,100	Bank of Communications Co., Ltd. - Series A (g)	71,190
134,298	Bank of Communications Co., Ltd. - Series H	81,114
6,400	Beijing E-Hualu Information Technology Co., Ltd. - Class A (a)(g)	30,358
700	Beijing Kingsoft Office Software, Inc. - Class A (g)	35,647
3,857	Beijing Wantai Biological Pharmacy Enterprise Co., Ltd. - Class A (a)	25,434
15,707	Beijing Yanjing Brewery Co., Ltd. - Class A (g)	21,699
1,600	Bloomage Biotechnology Corp., Ltd. - Class A (g)	19,088
1,202	BYD Co., Ltd. - Series H	37,034
12,800	By-health Co., Ltd. - Series A (g)	33,354
4,290	Canmax Technologies Co., Ltd. - Class A (g)	15,162
1,500	Changchun High & New Technology Industry Group, Inc. - Class A (g)	28,672
782,685	China Cinda Asset Management Co., Ltd. - Series H	78,628
250,317	China CITIC Bank Corp., Ltd. - Series H	116,160
126,433	China Coal Energy Co., Ltd. - Series H	98,991
222,759	China Communications Services Corp., Ltd. - Series H	93,459
549,881	China Construction Bank Corp. - Series H	309,117
100,600	China Everbright Bank Co, Ltd. - A Shares (g)	42,347
301,145	China Everbright Bank Co., Ltd. - H Shares	90,193
10,938	China Merchants Bank Co., Ltd. - Series H	45,410
11,100	China Merchants Shekou Industrial Zone Holdings Co., Ltd. - Class A (g)	18,908
4,800	China National Medicines Corp Ltd. - Class A (g)	21,849
4,030	China National Software & Service Co., Ltd. - Class A (g)	20,900
7,485	China Pacific Insurance Group Co., Ltd. - A Shares	18,634
6,000	China Pacific Insurance Group Co., Ltd. - H Shares (g)	23,680
84,000	China Petroleum & Chemical Corp. - Class A (g)	69,840
191,920	China Petroleum & Chemical Corp. - Series H	104,382
46,600	China Railway Signal & Communication Corp Ltd. - Class A (g)	33,725
194,967	China Resources Pharmaceutical Group Ltd.	129,169

See notes to financial statements.

GuideMark Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	China (Continued)
5,826	China Resources Sanjiu Medical & Pharmaceutical Co., Ltd. - Class A (g)	$40,082
2,798	China Shenhua Energy Co., Ltd. - Series A (g)	11,997
12,708	China Shenhua Energy Co., Ltd. - Series H	41,120
165,563	China Tower Corp Ltd. - Series H	15,816
105,400	China United Network Communications Ltd. - Class A (g)	71,208
3,700	Chongqing Brewery Co., Ltd. - Class A (g)	43,291
112,436	COSCO Shipping Holdings Co., Ltd. - Series H	114,925
490,042	Country Garden Holdings Co., Ltd. (a)	56,503
34,000	CRRC Corp Ltd. - Series A (g)	27,209
84,937	CRRC Corp Ltd. - Series H	40,931
139,272	CSPC Pharmaceutical Group Ltd.	101,856
24,100	Daqin Railway Co., Ltd. - Class A (g)	24,065
11,160	DaShenLin Pharmaceutical Group Co., Ltd. - Class A (g)	38,615
4,600	Dong-E-E-Jiao Co., Ltd. - Class A (g)	30,965
165,161	Dongfeng Motor Group Co., Ltd. - Series H	64,970
4,800	Ecovacs Robotics Co., Ltd. - Class A (g)	32,040
5,600	Eoptolink Technology Inc., Ltd. - Class A (g)	35,316
20,500	Foxconn Industrial Internet Co., Ltd. - Class A (g)	55,595
1,100	G-bits Network Technology Xiamen Co., Ltd. - Class A (g)	55,063
54,200	Gemdale Corp. - Class A (g)	50,964
12,300	Giant Network Group Co., Ltd. - Class A (g)	21,872
6,600	Gree Electric Appliances Inc of Zhuhai - Class A (g)	32,927
146,500	Greenland Holdings Corp Ltd. (a) - Class A (g)	55,138
18,800	GRG Banking Equipment Co., Ltd. - Class A (g)	31,266
3,000	Guangzhou Kingmed Diagnostics Group Co., Ltd. - Class A (g)	25,706
38,358	Hangzhou Binjiang Real Estate Group Co., Ltd. - Class A (g)	50,542
2,697	Hangzhou Robam Appliances Co., Ltd. - Class A (g)	10,003
17,300	Henan Shenhuo Coal & Power Co., Ltd. - Class A (g)	40,653
10,100	Hisense Visual Technology Co., Ltd. - Class A (g)	31,142
3,900	Hithink RoyalFlush Information Network Co., Ltd. - Class A (g)	80,381
4,212	Huadong Medicine Co., Ltd. - Class A (g)	24,416
9,800	Huagong Tech Co., Ltd. - Class A (g)	45,151
17,700	Huaibei Mining Holdings Co., Ltd. - Class A (g)	33,934
63,100	Huaxia Bank Co., Ltd. - Class A (g)	49,490
8,100	Hubei Jumpcan Pharmaceutical Co., Ltd. - Class A (g)	30,319
8,446	Hubei Xingfa Chemicals Group Co., Ltd. - Class A (g)	22,944
5,200	Hundsun Technologies, Inc. - Class A (g)	23,222
4,600	IEIT Systems Co., Ltd. - Class A (g)	23,686
2,800	Iflytek Co., Ltd. - Class A (g)	19,500
269,446	Industrial & Commercial Bank of China Ltd. - Series H	129,237
8,200	Jiangsu Hengrui Pharmaceuticals Co., Ltd. - Class A (g)	50,695
9,200	Jiangsu Nhwa Pharmaceutical Co., Ltd. - Class A (g)	33,391

Number of Shares		Value
	China (Continued)
18,000	Jiangxi Copper Co., Ltd. - Class A (g)	$47,561
33,415	Jiangxi Copper Co., Ltd. - Series H	52,122
706	JiuGui Liquor Co., Ltd. - Class A (g)	8,587
21,371	Joincare Pharmaceutical Group Industry Co., Ltd. - Class A (g)	36,341
19,668	Jointown Pharmaceutical Group Co., Ltd. - Class A (g)	29,163
5,700	Kunlun Tech Co., Ltd. - Class A (a)(g)	29,906
200	Kweichow Moutai Co., Ltd. - Class A (g)	49,603
140,696	Lenovo Group Ltd.	144,260
12,460	Li Ning Co Ltd.	52,029
5,100	LONGi Green Energy Technology Co., Ltd. - Class A (g)	19,134
1,019	Luzhou Laojiao Co., Ltd. - Class A (g)	30,480
73,746	Metallurgical Corp of China Ltd. - Class A (g)	37,161
25,169	Nongfu Spring Co., Ltd. - Class A	144,347
74,600	Offshore Oil Engineering Co., Ltd. - Class A (g)	66,249
7,300	People.cn Co., Ltd. - Class A (g)	38,443
25,900	People’s Insurance Co Group of China, Ltd - Series A (g)	21,029
120,428	People’s Insurance Co. Group of China, Ltd. - Series H	43,081
61,600	PetroChina Co., Ltd. - Class A (g)	67,320
272,281	PetroChina Co., Ltd. - Series H	204,056
88,570	PICC Property & Casualty Co., Ltd. - Series H	113,413
29,743	Ping An Insurance Group Co. of China, Ltd. - Series H	168,692
2,600	Sangfor Technologies, Inc. - Class A (a)(g)	33,266
25,100	Seazen Holdings Co., Ltd. - Class A (a)(g)	45,986
2,145	SG Micro Corp. - Class A (g)	22,836
15,400	Shaanxi Coal Industry Co., Ltd. - Class A (g)	39,033
28,200	Shan Xi Hua Yang Group New Energy Co., Ltd. - Class A (g)	32,550
17,620	Shandong Buchang Pharmaceuticals Co., Ltd. - Class A (g)	43,349
44,000	Shandong Nanshan Aluminum Co., Ltd. - Class A (g)	18,963
4,500	Shanghai Bairun Investment Holding Group Co., Ltd. - Class A (g)	17,814
5,280	Shanghai Baosight Software Co., Ltd. - Class A (g)	32,733
49,800	Shanghai Construction Group Co., Ltd. - Class A (g)	18,782
9,200	Shanxi Coal International Energy Group Co., Ltd. - Class A (g)	23,748
9,700	Shanxi Lu’an Environmental Energy Development Co., Ltd. - Class A (g)	25,305
1,100	Shanxi Xinghuacun Fen Wine Factory Co., Ltd. - Class A (g)	36,304
10,600	Shenzhen Kaifa Technology Co., Ltd. - Class A (g)	25,056
2,739	Shenzhen Salubris Pharmaceuticals Co., Ltd. - Class A (g)	11,127
7,600	Shenzhen SED Industry Co., Ltd. - Class A (g)	23,200
8,190	Shijiazhuang Yiling Pharmaceutical Co., Ltd. - Class A (g)	26,361
11,300	Sichuan Kelun Pharmaceutical Co., Ltd. - Class A (g)	45,144
26,740	Sichuan Road and Bridge Group Co., Ltd. - Class A (g)	31,736

See notes to financial statements.

GuideMark Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	China (Continued)
3,200	Sichuan Swellfun Co., Ltd. - Class A (g)	$26,611
17,239	Sinopharm Group Co., Ltd. - Series H	49,981
15,736	Sinotruk Hong Kong Ltd.	30,262
2,700	Suzhou TFC Optical Communication Co., Ltd. - Class A (g)	35,265
3,902	TAL Education Group - ADR (a)	35,547
38,749	Tencent Holdings Ltd.	1,502,065
55,234	Tingyi Cayman Islands Holding Corp.	77,076
15,900	Tongwei Co., Ltd. - Class A (g)	70,395
63,184	Uni-President China Holdings, Ltd.	44,355
8,600	Unisplendour Corp, Ltd. (a) - Class A (g)	27,794
12,949	Vipshop Holdings Ltd. - ADR (a)	207,313
57,190	Want Want China Holdings, Ltd.	37,274
3,739	Weibo Corp. - ADR	46,887
101,100	Wuchan Zhongda Group Co., Ltd. - Class A (g)	65,749
5,900	WUS Printed Circuit Kunshan Co., Ltd. - Class A (g)	18,210
47,200	Xiamen C & D, Inc. - Class A (g)	64,376
1,686	Xinjiang Daqo New Energy Co., Ltd. - Class A (g)	9,345
8,166	Yankuang Energy Group Co., Ltd. - Class A (g)	22,675
39,945	Yankuang Energy Group Co., Ltd. - Series H	75,355
4,694	Yifeng Pharmacy Chain Co., Ltd. - Class A (g)	22,608
10,373	Yihai International Holding Ltd.	17,797
1,381	YongXing Special Materials Technology Co., Ltd. - Class A (g)	8,604
2,665	Yum China Holdings, Inc.	148,494
1,000	Yunnan Botanee Bio-Technology Group Co., Ltd. - Class A (g)	12,824
10,900	Yunnan Tin Co., Ltd. - Class A (g)	21,423
8,000	Yunnan Yuntianhua Co., Ltd. - Class A (g)	18,770
29,300	Yutong Bus Co., Ltd. - Class A (g)	53,253
35,383	Zhaojin Mining Industry Co., Ltd. - Series H	48,778
6,812	Zhejiang Supor Co., Ltd. - Class A (g)	45,309
8,261	Zhejiang Weixing New Building Materials Co., Ltd. - Class A (g)	20,705
3,300	Zhongji Innolight Co., Ltd. - Class A (g)	52,680
23,000	Zhongjin Gold Corp, Ltd. - Class A (g)	34,346
11,276	ZTE Corp. - Class A	33,932
6,900	ZTE Corp. - Series H (g)	30,981

		9,151,243

	Colombia - 0.10%
5,832	Bancolombia SA	44,440

	Czech Republic - 0.10%
755	CEZ AS	32,068
467	Komercni Banka AS	13,578

		45,646

	Egypt - 0.55%
83,542	Commercial International Bank Egypt SAE	162,338
48,347	Eastern Co SAE	37,807
84,863	EFG Holding S.A.E. (a)	40,504

		240,649

	Hong Kong - 1.57%
18,706	AAC Technologies Holdings, Inc.	31,903
72,294	Aluminum Corp of China Ltd. - Series H	40,215
148,467	Bosideng International Holdings Ltd.	63,734
6,357	BYD Electronic International Co., Ltd.	28,880

Number of Shares		Value
	Hong Kong (Continued)
17,164	China Mengniu Dairy Co., Ltd.	$57,251
3,589	China Resources Beer Holdings Co Ltd.	19,605
75,979	China Taiping Insurance Holdings Co Ltd.	75,247
128,661	CITIC Ltd.	117,771
43,625	Far East Horizon Ltd.	31,381
17,354	Geely Automobile Holdings Ltd.	20,351
26,844	Kingboard Holdings Ltd.	60,126
25,900	Kunlun Energy Co Ltd.	22,288
4,079	Orient Overseas International Ltd.	54,330
59,913	Sino Biopharmaceutical Ltd.	21,566
40,795	Yuexiu Property Co Ltd.	46,893

		691,541

	Hungary - 0.41%
18,405	MOL Hungarian Oil & Gas Plc	139,407
1,140	OTP Bank Nyrt	41,101

		180,508

	India - 15.27%
14,227	Adani Power Ltd. (a)	64,361
6,826	Ambuja Cements Ltd.	34,801
1,052	Asian Paints Ltd.	39,985
15,017	Aurobindo Pharma Ltd.	165,026
8,128	Axis Bank Ltd.	101,175
536	Bajaj Finance Ltd.	50,276
43,180	Bank of Baroda	110,874
31,943	Bharat Electronics Ltd.	53,072
1,875	Bharat Forge Ltd.	24,607
6,818	Bharat Petroleum Corp Ltd.	28,441
6,905	Bharti Airtel Ltd.	76,896
1,317	Britannia Industries Ltd.	71,921
13,667	CG Power & Industrial Solutions Ltd.	72,637
2,073	Cholamandalam Investment and Finance Co Ltd.	30,323
6,423	Cipla Ltd/India	91,605
24,459	Coal India Ltd.	86,747
4,611	Colgate-Palmolive India Ltd.	111,197
1,380	Cummins India Ltd.	28,125
2,041	Dabur India Ltd.	13,524
488	Divi’s Laboratories Ltd.	22,075
1,820	Dr Reddy’s Laboratories Ltd.	122,140
687	Eicher Motors Ltd. (a)	28,462
1,899	Godrej Consumer Products Ltd. (a)	22,654
11,573	HCL Technologies Ltd.	171,528
12,284	HDFC Bank Ltd.	225,290
34,332	Hindalco Industries Ltd.	202,648
2,418	Hindustan Aeronautics Ltd.	56,021
2,222	Hindustan Unilever Ltd.	65,898
25,648	ICICI Bank Ltd.	293,844
28,379	IDFC First Bank Ltd. (a)	32,502
13,962	Indian Hotels Co Ltd.	68,932
32,698	Indian Oil Corp Ltd.	35,763
17,068	Infosys Ltd.	293,319
22,942	ITC Ltd.	122,580
14,051	Jindal Steel & Power Ltd.	118,164
13,124	Jio Financial Services Ltd. (a)	36,539
6,165	JSW Steel Ltd.	57,671
4,166	Jubilant Foodworks Ltd.	26,667
5,027	Larsen & Toubro Ltd.	182,645
1,787	LTIMindtree Ltd.	111,654
4,882	Mahindra & Mahindra Ltd.	91,166
9,039	Marico Ltd.	61,024

See notes to financial statements.

GuideMark Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	India (Continued)
265	Maruti Suzuki India Ltd.	$33,787
2,743	Max Healthcare Institute Ltd.	18,737
2,739	Mphasis Ltd.	78,087
35	MRF Ltd.	45,165
3,914	Muthoot Finance Ltd.	58,925
446	Nestle India Ltd.	120,707
33,542	NTPC Ltd.	99,004
108,248	Oil & Natural Gas Corp Ltd.	249,206
185	Page Industries Ltd.	86,670
10,783	Petronet LNG Ltd.	31,080
418	Pidilite Industries Ltd.	12,260
52,053	Power Finance Corp Ltd.	157,613
34,735	Power Grid Corp of India Ltd.	83,374
29,194	REC Ltd.	100,847
13,124	Reliance Industries Ltd.	369,502
40,174	Samvardhana Motherson International Ltd.	46,278
810	Shriram Finance Ltd.	18,693
462	Siemens Ltd.	20,397
16,763	State Bank of India	120,410
2,268	Sun Pharmaceutical Industries Ltd.	31,572
848	Supreme Industries Ltd.	42,037
5,564	Tata Consultancy Services Ltd.	235,592
668	Tata Elxsi Ltd.	57,967
19,415	Tata Motors Ltd.	146,853
94,928	Tata Steel Ltd.	146,826
8,295	Tech Mahindra Ltd.	121,780
526	Titan Co Ltd.	19,897
979	Torrent Pharmaceuticals Ltd.	22,716
1,602	Tube Investments of India Ltd.	57,490
4,657	TVS Motor Co Ltd.	85,098
514	UltraTech Cement Ltd.	50,972
5,608	UPL Ltd.	41,526
11,304	Varun Beverages Ltd.	128,338
13,386	Vedanta Ltd.	35,682
7,253	Wipro Ltd.	35,322

		6,715,189

	Indonesia - 2.10%
1,018,586	Adaro Energy Indonesia Tbk PT	187,362
38,164	Astra International Tbk PT	15,329
123,856	Bank Central Asia Tbk PT	70,565
156,868	Bank Mandiri Persero Tbk PT	61,057
250,664	Bank Rakyat Indonesia Persero Tbk PT	84,657
60,603	Indah Kiat Pulp & Paper Tbk PT	43,457
38,460	Indofood CBP Sukses Makmur Tbk PT	27,563
213,509	Indofood Sukses Makmur Tbk PT	91,399
510,158	Kalbe Farma Tbk PT	57,816
518,150	Sumber Alfaria Trijaya Tbk PT	99,153
429,426	Telkom Indonesia Persero Tbk PT	104,096
337,039	Unilever Indonesia Tbk PT	81,550

		924,004

	Luxembourg - 0.08%
1,563	Reinet Investments SCA	34,319

	Mexico - 2.52%
88,214	Alfa SAB de CV - Series A	57,502
7,584	Arca Continental SAB de CV	69,092
284,957	Cemex SAB de CV (a)	185,584
6,128	Coca-Cola Femsa SAB de CV	47,864

Number of Shares		Value
	Mexico (Continued)
8,812	Fomento Economico Mexicano SAB de CV	$96,061
1,743	Gruma SAB de CV - Series B	29,772
1,061	Grupo Aeroportuario del Pacifico SAB de CV - Series B	17,420
966	Grupo Aeroportuario del Sureste SAB de CV - Series B	23,671
31,512	Grupo Bimbo SAB de CV - Series A	151,489
6,053	Grupo Carso SAB de CV - Series A1	43,947
10,427	Grupo Financiero Banorte SAB de CV - Series O	87,395
20,662	Grupo Financiero Inbursa SAB de CV - Series O (a)	40,618
10,922	Grupo Mexico SAB de CV - Series B	51,616
10,386	Kimberly-Clark de Mexico SAB de CV - Series A	20,680
26,029	Orbia Advance Corp SAB de CV	54,037
34,632	Wal-Mart de Mexico SAB de CV	130,718

		1,107,466

	Netherlands - 0.09%
3,862	NEPI Rockcastle NV	21,234
3,790	Pepco Group NV (a)	17,508

		38,742

	Peru - 0.17%
222	Credicorp Ltd. - ADR	28,410
639	Southern Copper Corp.	48,110

		76,520

	Philippines - 0.06%
11,081	BDO Unibank, Inc.	27,734

	Poland - 0.65%
1,019	CD Projekt SA	29,115
1,499	Dino Polska SA (a)	121,484
18	LPP SA	53,424
4,186	ORLEN SA	56,083
3,345	Powszechna Kasa Oszczednosci Bank Polski SA (a)	26,462

		286,568

	Qatar - 0.73%
51,676	Ooredoo QPSC	151,763
7,520	Qatar Islamic Bank SAQ	38,349
30,367	Qatar National Bank QPSC	128,489

		318,601

	Republic of Korea - 12.92%
817	Amorepacific Corp.	73,826
270	BGF retail Co., Ltd.	28,226
516	CJ CheilJedang Corp.	117,133
792	CosmoAM&T Co Ltd. (a)	87,206
2,559	Coway Co Ltd.	78,123
2,527	DB Insurance Co., Ltd.	167,438
1,136	Doosan Bobcat, Inc.	42,877
617	Ecopro BM Co Ltd.	115,258
96	Ecopro Co Ltd.	63,724
1,006	F&F Co Ltd / New	84,157
3,022	GS Holdings Corp.	89,164
3,983	Hana Financial Group, Inc.	124,781
806	Hankook Tire & Technology Co Ltd.	23,576
229	Hanmi Pharm Co Ltd.	50,762
1,102	Hanmi Semiconductor Co Ltd.	42,892

See notes to financial statements.

GuideMark Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	Republic of Korea (Continued)
944	Hanwha Aerospace Co Ltd. (g)	$73,054
776	Hanwha Ocean Co Ltd. (a)	17,708
1,891	HD Hyundai Co Ltd.	92,871
5,400	HMM Co Ltd.	65,136
892	Hotel Shilla Co., Ltd.	55,824
284	Hyundai Glovis Co Ltd.	38,762
462	Hyundai Mobis Co Ltd.	82,226
352	Hyundai Motor Co.	49,774
1,919	Hyundai Steel Co.	53,982
14,389	Industrial Bank of Korea	119,397
852	JYP Entertainment Corp.	70,747
3,072	KB Financial Group, Inc.	125,297
2,002	Kia Corp.	120,501
682	Korea Aerospace Industries Ltd.	24,617
1,658	Korea Investment Holdings Co., Ltd.	65,101
2,682	Korean Air Lines Co., Ltd.	43,179
660	KT&G Corp.	42,149
124	LG Chem Ltd.	45,401
1,085	LG Electronics, Inc.	80,960
105	LG Energy Solution Ltd. (a)	37,029
184	LG H&H Co Ltd.	60,703
85	LG Innotek Co., Ltd.	15,402
15,796	LG Uplus Corp.	121,296
4,857	Meritz Financial Group, Inc.	198,773
379	NCSoft Corp.	62,312
2,319	NH Investment & Securities Co Ltd.	17,553
1,210	Orion Corp/Republic of Korea	115,339
14,241	Pan Ocean Co Ltd.	52,142
467	POSCO Future M Co Ltd.	123,544
274	POSCO Holdings, Inc.	107,947
1,185	Posco International Corp.	62,256
394	Samsung C&T Corp.	31,414
277	Samsung Electro-Mechanics Co., Ltd.	28,147
30,783	Samsung Electronics Co., Ltd.	1,556,208
2,697	Samsung Engineering Co Ltd. (a)	60,351
214	Samsung Fire & Marine Insurance Co Ltd.	41,158
433	Samsung Life Insurance Co Ltd.	22,525
173	Samsung SDI Co., Ltd.	65,379
1,950	Samsung Securities Co Ltd.	53,054
4,772	Shinhan Financial Group Co., Ltd.	125,590
347	SK Biopharmaceuticals Co Ltd. (a)	22,157
1,272	SK Hynix, Inc.	107,694
767	S-Oil Corp.	44,859
10,501	Woori Financial Group, Inc.	95,192

		5,683,853

	Russian Federation - 0.00%
1,813	Magnit PJSC (a)(b)(c)(g)	0
5,197	PhosAgro PJSC (a)(b)(c)(g)	0
33	PhosAgro PJSC - GDR (a)(b)(c)(f)(g)	0
994	Polyus PJSC - GDR (b)(c)(f)(g)	0
13,382	Rosneft Oil Co PJSC (a)(b)(c)(g)	0
120,116	Sberbank of Russia PJSC (a)(b)(c)(g)	0
128,418,000	VTB Bank PJSC (a)(b)(c)(g)	0

		0

	South Africa - 3.40%
10,461	Absa Group Ltd.	96,407
1,496	African Rainbow Minerals Ltd.	13,439
356	Anglo American Platinum Ltd.	13,287

Number of Shares		Value
	South Africa (Continued)
5,009	Bid Corp Ltd.	$111,578
4,392	Bidvest Group Ltd/The	63,157
222	Capitec Bank Holdings Ltd.	20,073
3,652	Clicks Group Ltd.	49,889
6,101	Exxaro Resources Ltd.	55,438
27,764	FirstRand Ltd.	93,493
1,806	Gold Fields Ltd.	19,575
11,963	Impala Platinum Holdings Ltd.	62,317
3,130	Kumba Iron Ore Ltd.	75,219
13,769	MTN Group Ltd.	81,981
720	Naspers Ltd. - N Shares	115,192
7,077	Nedbank Group Ltd.	75,626
95,141	Old Mutual Ltd.	60,601
34,684	OUTsurance Group Ltd.	78,330
24,798	Pepkor Holdings Ltd.	22,533
4,523	Remgro Ltd.	35,475
2,901	Sasol Ltd.	39,823
4,548	Shoprite Holdings Ltd.	57,559
12,983	Sibanye Stillwater Ltd.	19,931
9,042	Standard Bank Group Ltd.	87,737
41,122	Woolworths Holdings Ltd/South Africa	147,319

		1,495,979

	Taiwan, Province of China - 14.26%
3,162	Accton Technology Corp.	48,512
51,605	Acer, Inc.	58,147
5,661	Advantech Co., Ltd.	60,617
518	Airtac International Group	15,738
35,637	ASE Technology Holding Co Ltd.	121,646
4,604	Asustek Computer, Inc.	52,389
9,609	Catcher Technology Co., Ltd.	54,381
5,033	Chailease Holding Co., Ltd.	28,259
135,776	China Development Financial Holding Corp. (a)	49,636
4,797	Chunghwa Telecom Co., Ltd.	17,242
108,209	Compal Electronics, Inc.	103,114
21,430	CTBC Financial Holding Co., Ltd.	16,282
10,125	Delta Electronics, Inc.	101,978
6,109	E Ink Holdings, Inc.	34,064
2,098	eMemory Technology, Inc.	131,720
38,043	Eva Airways Corp.	35,096
30,495	Evergreen Marine Corp Taiwan Ltd.	109,669
77,139	Far Eastern New Century Corp.	68,797
18,027	Feng TAY Enterprise Co., Ltd.	102,313
20,930	First Financial Holding Co., Ltd.	17,223
25,858	Fubon Financial Holding Co., Ltd.	48,684
5,351	Gigabyte Technology Co Ltd.	47,034
1,873	Global Unichip Corp.	79,756
47,915	Hon Hai Precision Industry Co., Ltd.	154,441
75,196	Inventec Corp.	114,642
13,066	Lite-On Technology Corp.	49,330
8,587	MediaTek, Inc.	196,324
9,860	Micro-Star International Co., Ltd.	50,161
2,565	momo.com, Inc.	40,065
1,817	Nan Ya Printed Circuit Board Corp.	15,059
7,162	Nien Made Enterprise Co., Ltd.	68,759
9,424	Novatek Microelectronics Corp.	123,752
27,362	Pegatron Corp.	64,959
62,450	Pou Chen Corp.	55,490
11,257	President Chain Store Corp.	91,512
25,633	Quanta Computer, Inc.	191,840
9,730	Realtek Semiconductor Corp.	119,469

See notes to financial statements.

GuideMark Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	Taiwan, Province of China (Continued)
11,225	Synnex Technology International Corp.	$22,294
139,991	Taiwan Business Bank	57,293
157,315	Taiwan Semiconductor Manufacturing Co., Ltd.	2,565,217
11,481	Unimicron Technology Corp.	61,943
103,791	Uni-President Enterprises Corp.	225,586
80,218	United Microelectronics Corp.	112,639
493	Voltronic Power Technology Corp.	24,279
34,333	Walsin Lihwa Corp.	39,205
60,078	Wistron Corp.	190,259
836	Wiwynn Corp.	38,983
34,709	WPG Holdings Ltd.	65,192
53,140	Yang Ming Marine Transport Corp.	74,876
75,069	Yuanta Financial Holding Co Ltd.	58,315

		6,274,181

	Thailand - 0.94%
6,760	Advanced Info Service PCL - NVDR	42,216
230,816	Banpu Public Co., Ltd. - NVDR	50,595
6,853	Bumrungrad Hospital PCL - NVDR	50,317
40,200	Delta Electronics Thailand PCL - NVDR	90,869
6,767	Electricity Generating PCL - NVDR	22,460
45,073	Home Product Center PCL - NVDR	15,436
115,383	Krung Thai Bank PCL - NVDR	60,062
38,520	Osotspa PCL - NVDR	26,390
7,808	PTT Exploration & Production PCL - NVDR	36,433
380,545	TMBThanachart Bank PCL - NVDR	17,937

		412,715

	Turkey - 2.43%
63,174	Akbank TAS	76,953
10,664	BIM Birlesik Magazalar AS	106,683
29,640	Haci Omer Sabanci Holding AS	64,473
31,213	KOC Holding AS	166,848
17,755	Turk Hava Yollari AO (a)	156,713
21,177	Turkcell Iletisim Hizmetleri AS	41,089
391,400	Turkiye Is Bankasi - Series C	366,555
135,465	Yapi ve Kredi Bankasi AS	90,940

		1,070,254

	United Arab Emirates - 0.99%
14,982	Abu Dhabi Commercial Bank PJSC	35,283
17,866	Abu Dhabi Islamic Bank PJSC	54,770
42,123	Abu Dhabi National Oil Co for Distribution PJSC	43,006
11,515	Aldar Properties PJSC	18,061
44,885	Americana Restaurants International Plc	50,102
89,456	Emaar Properties PJSC	195,769
6,269	Emirates NBD Bank PJSC	30,380
2,632	First Abu Dhabi Bank PJSC	9,746

		437,117

	United Kingdom - 0.06%
1,682	Anglogold Ashanti Plc	27,024

	Total Common Stocks (Cost $34,745,151)	40,386,708

	INVESTMENT COMPANIES - 5.67%
	China - 2.56%
23,716	iShares Core MSCI Emerging Markets ETF	1,128,644

	Saudi Arabia - 3.11%
35,275	iShares MSCI Saudi Arabia ETF (d)	1,366,554

	Total Investment Companies (Cost $2,287,956)	2,495,198

Number of Shares		Value
	PREFERRED STOCKS - 2.49%
	Brazil - 1.79%
28,116	Banco Bradesco SA - Preference Shares	$79,707
4,834	Centrais Eletricas Brasileiras SA - Preference Shares	38,814
31,709	Cia Energetica de Minas Gerais - Preference Shares	78,097
19,190	Gerdau SA - Preference Shares	91,816
37,716	Itau Unibanco Holding SA - Preference Shares	203,866
43,220	Petroleo Brasileiro SA - Preference Shares	296,471

		788,771

	Chile - 0.15%
1,083	Sociedad Quimica y Minera de Chile SA - Class B	64,324

	Colombia - 0.10%
6,458	Bancolombia SA - Preference Shares	42,974

	Republic of Korea - 0.45%
302	Hyundai Motor Co. - 1st Preference Shares	23,477
202	Hyundai Motor Co. - 2nd Preference Shares	15,835
3,950	Samsung Electronics Co., Ltd. - Preference Shares	159,131

		198,443

	Total Preferred Stocks (Cost $796,627)	1,094,512

	REAL ESTATE INVESTMENT TRUSTS - 0.14%
	Mexico - 0.14%
36,979	Fibra Uno Administracion SA de CV	61,853

	Total Real Estate Investment Trusts (Cost $49,441)	61,853

	RIGHTS - 0.01%
	Chile - 0.00% (h)
0	Banco de Credito e Inversiones SA (a)	0

	Republic of Korea - 0.01%
41	CosmoAM&T Co Ltd. (a)(b)(c)	818
256	Hanwha Ocean Co Ltd. (a)(b)(c)	1,728

		2,546

	Total Rights (Cost $3,668)	2,546

	SHORT TERM INVESTMENTS - 0.35%
	Money Market Funds - 0.35%
154,100	JPMorgan U.S. Government Money Market Fund Effective Yield, 5.27% (e)	154,100

	Total Short Term Investments (Cost $154,100)	154,100

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 2.19%
961,950	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 5.50% (e)	961,950

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $961,950)	961,950

	Total Investments (Cost $38,998,893) - 102.65%	45,156,867
	Liabilities in Excess of Other Assets - (2.65)%	(1,166,156)

	TOTAL NET ASSETS - 100.00%	$43,990,711

See notes to financial statements.

GuideMark Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Value determined using significant unobservable inputs. Classified as Level 3 in the fair value hierarchy.
(c)	As of September 30, 2023, the Valuation Committee has fair valued these securities. The value of these securities were $2,546, which represents 0.01% of total net assets.
(d)	All or portion of this security is on loan.
(e)	Seven-day yield as of September 30, 2023.
(f)	Regulation S securities, as defined under the Securities Act of 1933. Such securities are treated as liquid according to the Fund’s liquidity guidelines. The value of these securities total $0, which represents 0.00% of total net assets.
(g)	These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities total $3,712,289, which represents 8.44% of total net assets.
(h)	Less than 0.01%.

Glossary of Terms

ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt
NVDR	-	Non-Voting Depositary Receipt

See notes to financial statements.

GuideMark Emerging Markets Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY (Unaudited)

September 30, 2023

COMMON STOCKS
Aerospace & Defense	0.51%
Air Freight & Logistics	0.09%
Airlines	0.53%
Auto Components	0.64%
Automobiles	1.54%
Banks	11.49%
Beverages	1.87%
Biotechnology	0.35%
Building Products	0.05%
Capital Markets	1.02%
Chemicals	0.85%
Commercial Services & Supplies	0.09%
Communications Equipment	0.52%
Construction & Engineering	0.75%
Construction Materials	0.90%
Consumer Finance	0.60%
Distributors	0.15%
Diversified Consumer Services	0.47%
Diversified Financial Services	1.69%
Diversified Telecommunication Services	1.23%
Electric Utilities	0.50%
Electrical Equipment	0.82%
Electronic Equipment, Instruments & Components	2.40%
Energy Equipment & Services	0.15%
Entertainment	0.90%
Food & Staples Retailing	2.18%
Food Products	2.81%
Ground Transportation	0.05%
Health Care Providers & Services	0.50%
Health Care Technology	0.03%
Hotels, Restaurants & Leisure	1.06%
Household Durables	1.09%
Household Products	0.29%
Independent Power and Renewable Electricity Producers	0.42%
Industrial Conglomerates	1.39%
Insurance	2.44%
Interactive Media & Services	0.76%
Internet & Direct Marketing Retail	1.49%
IT Services	5.81%
Life Sciences Tools & Services	0.05%
Machinery	0.79%
Marine	1.07%
Media	0.09%
Metals & Mining	3.99%
Multiline Retail	3.84%
Oil, Gas & Consumable Fuels	5.99%
Paper & Forest Products	0.16%
Personal Products	0.83%
Pharmaceuticals	2.93%

Real Estate Management & Development	1.52%
Semiconductors & Semiconductor Equipment	12.36%
Software	0.76%
Specialty Retail	0.65%
Technology Hardware, Storage & Peripherals	3.10%
Textiles, Apparel & Luxury Goods	1.46%
Tobacco	0.46%
Trading Companies & Distributors	0.34%
Transportation Infrastructure	0.09%
Water Utilities	0.18%
Wireless Telecommunication Services	0.71%

TOTAL COMMON STOCKS	91.80%

INVESTMENT COMPANIES
Exchange Traded Funds	5.67%

TOTAL INVESTMENT COMPANIES	5.67%

PREFERRED STOCKS
Automobiles	0.09%
Banks	0.74%
Electric Utilities	0.27%
Electrical Equipment	0.15%
Metals & Mining	0.21%
Oil, Gas & Consumable Fuels	0.67%
Semiconductors & Semiconductor Equipment	0.36%

TOTAL PREFERRED STOCKS	2.49%

REAL ESTATE INVESTMENT TRUSTS
Equity Real Estate Investment Trusts (REITs)	0.14%

TOTAL REAL ESTATE INVESTMENT TRUSTS	0.14%

RIGHTS
Banks	0.00%
Machinery	0.01%
Technology Hardware, Storage & Peripherals	0.00%

TOTAL RIGHTS	0.01%

SHORT TERM INVESTMENTS
Money Market Funds	0.35%

TOTAL SHORT TERM INVESTMENTS	0.35%

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL
Private Investment Funds	2.19%

TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	2.19%

TOTAL INVESTMENTS	102.65%
Liabilities in Excess of Other Assets	(2.65)%

TOTAL NET ASSETS	100.00%

See notes to financial statements.

GuideMark Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2023

Number of Shares		Value
	COMMON STOCKS - 92.28%
	Aerospace & Defense - 1.05%
1,220	AAR Corp. (a)	$72,627
173	AeroVironment, Inc. (a)	19,295
938	Axon Enterprise, Inc. (a)	186,653
453	BWX Technologies, Inc.	33,966
567	Curtiss-Wright Corp.	110,922
684	Ducommun, Inc. (a)	29,761
647	Hexcel Corp.	42,145
485	Huntington Ingalls Industries, Inc.	99,221
560	Moog, Inc. - Class A	63,258
1,112	Parsons Corp. (a)	60,437
2,897	Textron, Inc.	226,371
1,164	V2X, Inc. (a)	60,132

		1,004,788

	Air Freight & Logistics - 0.36%
636	Forward Air Corp.	43,718
1,186	GXO Logistics, Inc. (a)(b)	69,559
850	Hub Group, Inc. - Class A (a)	66,759
8,035	Radiant Logistics, Inc. (a)	45,398
1,527	XPO, Inc. (a)(b)	114,006

		339,440

	Airlines - 0.17%
879	Alaska Air Group, Inc. (a)	32,593
4,413	American Airlines Group, Inc. (a)	56,531
2,954	JetBlue Airways Corp. (a)	13,588
3,835	Joby Aviation, Inc. (a)	24,736
750	SkyWest, Inc. (a)	31,455

		158,903

	Auto Components - 0.87%
1,357	Adient Plc - ADR (a)	49,802
3,589	American Axle & Manufacturing Holdings, Inc. (a)	26,056
2,858	BorgWarner, Inc.	115,377
807	Dana, Inc.	11,839
404	Dorman Products, Inc. (a)	30,607
381	Fox Factory Holding Corp. (a)	37,749
2,920	Gentex Corp.	95,017
4,193	Goodyear Tire & Rubber Co. (a)	52,119
506	LCI Industries (b)	59,415
513	Lear Corp.	68,845
2,834	Modine Manufacturing Co. (a)	129,656
894	Standard Motor Products, Inc.	30,056
1,319	Stoneridge, Inc. (a)	26,472
147	Visteon Corp. (a)	20,296
1,020	XPEL, Inc. (a)(b)	78,652

		831,958

	Automobile Components - 0.02%
571	Phinia, Inc.	15,297

	Automobiles - 0.18%
1,852	Harley-Davidson, Inc.	61,227
722	Thor Industries, Inc. (b)	68,684
674	Winnebago Industries, Inc.	40,069

		169,980

	Banks - 4.65%
624	Amerant Bancorp, Inc.	10,883
1,128	Ameris Bancorp	43,304
2,420	Associated Banc-Corp.	41,406

Number of Shares		Value
	Banks (Continued)
478	Atlantic Union Bankshares Corp.	$13,757
195	BancFirst Corp.	16,912
2,010	Banco Latinoamericano de Comercio Exterior SA - Class E - ADR	42,612
3,049	Bancorp, Inc. (a)	105,190
590	Bank of Hawaii Corp. (b)	29,317
1,000	Bank of NT Butterfield & Son, Ltd. - ADR	27,080
1,563	Bank OZK (b)	57,940
1,297	BankUnited, Inc.	29,442
429	BOK Financial Corp.	34,311
993	Business First Bancshares, Inc.	18,629
943	Byline Bancorp, Inc.	18,587
2,799	Cadence Bank (b)	59,395
481	Camden National Corp.	13,574
1,993	Capital Bancorp, Inc.	38,126
1,275	Cathay General Bancorp	44,319
815	Central Pacific Financial Corp.	13,594
340	City Holding Co.	30,719
933	Civista Bancshares, Inc.	14,461
1,331	CNB Financial Corp.	24,104
1,036	Coastal Financial Corp. (a)	44,455
2,289	Columbia Banking System, Inc.	46,467
2,369	Comerica, Inc.	98,432
1,459	Commerce Bancshares, Inc.	70,003
304	Community Bank Systems, Inc.	12,832
1,094	ConnectOne Bancorp, Inc.	19,506
500	Cullen Frost Bankers, Inc.	45,605
2,096	Customers Bancorp, Inc. (a)	72,207
1,254	CVB Financial Corp.	20,779
988	Dime Community Bancshares, Inc.	19,720
579	Eagle Bancorp, Inc.	12,420
2,505	East West Bancorp, Inc.	132,039
417	Enterprise Bancorp, Inc.	11,417
1,168	Enterprise Financial Services Corp.	43,800
1,035	Equity Bancshares, Inc. - Class A	24,912
421	Esquire Financial Holdings, Inc.	19,235
1,462	Financial Institutions, Inc.	24,605
5,140	First BanCorp/Puerto Rico - ADR	69,184
462	First Bancorp/Southern Pines	13,001
2,391	First Bank	25,775
1,247	First Busey Corp.	23,967
195	First Citizens BancShares, Inc. - Class A	269,119
2,384	First Commonwealth Financial Corp.	29,109
676	First Community Bankshares, Inc.	19,908
1,512	First Financial Bancorp	29,635
1,365	First Financial Bankshares, Inc. (b)	34,289
792	First Financial Corp.	26,778
1,585	First Hawaiian, Inc.	28,609
7,822	First Horizon Corp.	86,198
450	First Interstate BancSystem, Inc. - Class A	11,223
4,067	FNB Corp.	43,883
3,010	Fulton Financial Corp.	36,451
571	German American Bancorp, Inc.	15,468
1,277	Glacier Bancorp, Inc.	36,394
1,511	Hancock Whitney Corp.	55,892
2,112	Hanmi Financial Corp.	34,278
1,650	HBT Financial, Inc.	30,096
682	Heartland Financial U.S.A., Inc.	20,071
1,176	Hilltop Holdings, Inc.	33,351
932	Home BancShares, Inc.	19,516

See notes to financial statements.

GuideMark Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	Banks (Continued)
1,149	HomeTrust Bancshares, Inc.	$24,899
3,219	Hope Bancorp, Inc.	28,488
383	Independent Bank Corp.	18,801
1,337	Independent Bank Corp.	24,521
668	International Bancshares Corp.	28,951
1,757	Kearny Financial Corp.	12,176
573	Lakeland Financial Corp.	27,195
876	Live Oak Bancshares, Inc.	25,360
2,399	Luther Burbank Corp.	20,152
1,080	Mercantile Bank Corp.	33,383
1,438	Metrocity Bankshares, Inc.	28,300
348	Metropolitan Bank Holding Corp. (a)	12,625
822	Mid Penn Bancorp, Inc.	16,547
1,269	Midland States Bancorp, Inc.	26,065
488	MidWestOne Financial Group, Inc.	9,921
727	NBT Bancorp, Inc.	23,039
1,158	Oak Valley Bancorp (b)	29,043
1,437	OFG Bancorp - ADR	42,909
2,825	Old National Bancorp	41,076
1,813	Old Second Bancorp, Inc.	24,675
716	Origin Bancorp, Inc.	20,671
709	Orrstown Financial Services, Inc.	14,896
963	Pacific Premier Bancorp, Inc.	20,955
229	Park National Corp.	21,645
671	Peapack-Gladstone Financial Corp.	17,211
874	Pinnacle Financial Partners, Inc.	58,593
546	Plumas Bancorp	18,640
1,178	Popular, Inc. - ADR	74,226
551	Preferred Bank	34,300
738	Premier Financial Corp.	12,590
756	Prosperity Bancshares, Inc.	41,262
586	QCR Holdings, Inc.	28,433
1,313	RBB Bancorp	16,780
435	Republic Bancorp, Inc. - Class A	19,162
1,011	S&T Bancorp, Inc.	27,378
695	Sandy Spring Bancorp, Inc.	14,894
985	ServisFirst Bancshares, Inc. (b)	51,387
1,182	Simmons First National Corp. - Class A	20,047
865	SmartFinancial, Inc.	18,485
1,398	South Plains Financial, Inc.	36,963
424	Southern First Bancshares, Inc. (a)	11,423
547	Southside Bancshares, Inc.	15,699
1,043	SouthState Corp. (b)	70,256
549	Stock Yards Bancorp, Inc.	21,570
1,277	Summit Financial Group, Inc.	28,784
2,558	Synovus Financial Corp.	71,112
675	Texas Capital Bancshares, Inc. (a)	39,758
1,049	TowneBank	24,054
340	Triumph Financial, Inc. (a)	22,029
507	Trustmark Corp.	11,017
669	UMB Financial Corp.	41,511
1,208	United Bankshares, Inc.	33,329
2,294	United Community Banks, Inc. (b)	58,291
643	Univest Financial Corp.	11,175
5,260	Valley National Bancorp (b)	45,026
909	Veritex Holdings, Inc.	16,317
527	Washington Trust Bancorp, Inc.	13,876
1,620	Webster Financial Corp.	65,302
980	WesBanco, Inc.	23,932

Number of Shares		Value
	Banks (Continued)
1,329	West BanCorp, Inc.	$21,676
679	Westamerica BanCorp	29,367
1,946	Western Alliance Bancorp	89,458
851	Wintrust Financial Corp.	64,251
2,824	Zions Bancorp NA (b)	98,529

		4,432,677

	Beverages - 0.48%
171	Boston Beer Co., Inc. - Class A (a)	66,610
690	Celsius Holdings, Inc. (a)	118,404
252	Coca-Cola Consolidated, Inc.	160,353
1,321	National Beverage Corp. (a)	62,113
3,800	Primo Water Corp. - ADR	52,440

		459,920

	Biotechnology - 2.67%
1,008	89bio, Inc. (a)	15,563
3,712	ACADIA Pharmaceuticals, Inc. (a)(b)	77,358
4,854	Achillion Pharmaceuticals, Inc. (a)(c)(d)(e)	2,233
1,181	Aduro Biotech, Inc. (a)(c)(d)(e)	—
4,144	Alkermes Plc - ADR (a)	116,073
1,560	Amicus Therapeutics, Inc. (a)	18,970
334	Apellis Pharmaceuticals, Inc. (a)	12,705
2,385	Arcturus Therapeutics Holdings, Inc. (a)	60,937
4,991	CareDx, Inc. (a)	34,937
10,835	Catalyst Pharmaceuticals, Inc. (a)	126,661
8,285	Dynavax Technologies Corp. (a)(b)	122,369
4,530	Eagle Pharmaceuticals, Inc. (a)	71,438
3,690	Emergent BioSolutions, Inc. (a)	12,546
4,304	Entrada Therapeutics, Inc. (a)	68,003
1,576	Exact Sciences Corp. (a)	107,515
8,793	Exelixis, Inc. (a)	192,127
1,156	Halozyme Therapeutics, Inc. (a)	44,159
1,536	ImmunoGen, Inc. (a)	24,376
1,006	Immunovant, Inc. (a)	38,620
8,366	Ironwood Pharmaceuticals, Inc. - Class A (a)	80,565
16,096	Karyopharm Therapeutics, Inc. (a)	21,569
1,118	Kiniksa Pharmaceuticals Ltd. - ADR (a)	19,420
167	Krystal Biotech, Inc. (a)	19,372
909	Ligand Pharmaceuticals, Inc. - Class B (a)	54,467
4,233	MacroGenics, Inc. (a)	19,726
7,439	MannKind Corp. (a)	30,723
12,644	MiMedx Group, Inc. (a)	92,175
334	Morphic Holding, Inc. (a)	7,652
1,419	Myriad Genetics, Inc. (a)	22,761
588	Natera, Inc. (a)	26,019
713	Neurocrine Biosciences, Inc. (a)	80,212
6,566	OPKO Health, Inc. (a)	10,506
40,126	Organogenesis Holdings, Inc. (a)(b)	127,601
674	Protagonist Therapeutics, Inc. (a)	11,242
16,809	Protalix BioTherapeutics, Inc. (a)	27,903
1,676	PTC Therapeutics, Inc. (a)(b)	37,559
6,802	Radius Health, Inc. (a)(c)(d)(e)	544
186	Repligen Corp. (a)(b)	29,576
2,110	Roivant Sciences Ltd. - ADR (a)(b)	24,645
508	Sarepta Therapeutics, Inc. (a)	61,580
1,271	TG Therapeutics, Inc. (a)	10,626
976	United Therapeutics Corp. (a)	220,449
2,634	UroGen Pharma Ltd. - ADR (a)	36,902
18,379	Vanda Pharmaceuticals, Inc. (a)	79,397
588	Vaxcyte, Inc. (a)	29,976

See notes to financial statements.

GuideMark Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	Biotechnology (Continued)
2,767	Vericel Corp. (a)	$92,750
1,068	Viking Therapeutics, Inc. (a)	11,823
1,057	Vir Biotechnology, Inc. (a)	9,904
8,965	Voyager Therapeutics, Inc. (a)	69,479
4,799	Y-mAbs Therapeutics, Inc. (a)	26,155

		2,539,868

	Broadline Retail - 0.02%
1,251	Savers Value Village, Inc. (a)	23,356

	Building Products - 2.77%
2,043	A O Smith Corp.	135,103
907	AAON, Inc.	51,581
1,137	Advanced Drainage Systems, Inc. (b)	129,425
1,101	Allegion Plc - ADR	114,724
936	American Woodmark Corp. (a)	70,771
1,381	Apogee Enterprises, Inc.	65,017
216	Armstrong World Industries, Inc.	15,552
686	AZEK Co Inc/The (a)	20,402
3,927	Builders FirstSource, Inc. (a)	488,872
224	CSW Industrials, Inc.	39,254
2,177	Fortune Brands Innovations, Inc.	135,322
1,583	Griffon Corp.	62,798
1,371	Insteel Industries, Inc.	44,503
2,042	Janus International Group, Inc. (a)	21,849
2,275	JELD-WEN Holding, Inc. (a)	30,394
473	Lennox International, Inc.	177,110
716	Masonite International Corp. - ADR (a)	66,745
2,034	Masterbrand, Inc. (a)	24,713
1,609	Owens Corning, Inc.	219,484
614	Patrick Industries, Inc.	46,087
3,031	PGT Innovations, Inc. (a)	84,110
2,745	Quanex Building Products Corp.	77,327
2,869	Resideo Technologies, Inc. (a)	45,330
865	Simpson Manufacturing Co., Inc.	129,586
1,851	Trex Co., Inc. (a)(b)	114,077
2,059	UFP Industries, Inc.	210,842
689	Zurn Elkay Water Solutions Corp.	19,306

		2,640,284

	Capital Markets - 2.56%
895	Affiliated Managers Group, Inc.	116,654
1,629	Artisan Partners Asset Management, Inc. - Class A	60,957
975	Avantax, Inc. (a)	24,941
2,111	Brightsphere Investment Group, Inc.	40,932
2,029	Carlyle Group, Inc.	61,195
1,160	Cboe Global Markets, Inc.	181,204
1,025	Cohen & Steers, Inc.	64,257
334	Diamond Hill Investment Group, Inc.	56,302
1,980	Donnelley Financial Solutions, Inc. (a)	111,434
1,019	Evercore, Inc. - Class A	140,500
521	FactSet Research Systems, Inc.	227,813
859	Hamilton Lane, Inc.	77,688
1,127	Houlihan Lokey, Inc.	120,724
4,225	Invesco, Ltd. - ADR	61,347
2,781	Janus Henderson Group Plc - ADR	71,805
510	MarketAxess Holdings, Inc.	108,956
1,269	Moelis & Co. - Class A	57,270
76	Morningstar, Inc. (b)	17,802

Number of Shares		Value
	Capital Markets (Continued)
4,517	Open Lending Corp. (a)	$33,065
341	Piper Sandler Cos	49,551
1,011	PJT Partners, Inc. - Class A	80,314
5,159	Robinhood Markets, Inc. - Class A (a)	50,610
4,346	Sculptor Capital Management, Inc.	50,414
1,754	SEI Investments Co.	105,643
1,047	Silvercrest Asset Management Group, Inc.	16,616
2,110	Stifel Financial Corp.	129,638
828	StoneX Group, Inc. (a)	80,250
926	TPG, Inc.	27,891
777	Valhi, Inc.	10,303
3,300	Virtu Financial, Inc. - Class A	56,991
293	Virtus Investment Partners, Inc.	59,183
5,681	WisdomTree, Inc.	39,767
2,169	XP, Inc. - Class A - ADR	49,996

		2,442,013

	Chemicals - 1.13%
1,698	AdvanSix, Inc.	52,774
2,040	American Vanguard Corp. (b)	22,297
1,053	Avient Corp.	37,192
2,211	Axalta Coating Systems, Ltd. - ADR (a)	59,476
565	Cabot Corp.	39,138
3,196	Element Solutions, Inc. (b)	62,674
580	H.B. Fuller Co.	39,794
948	Hawkins, Inc.	55,790
3,147	Huntsman Corp.	76,787
461	Ingevity Corp. (a)	21,948
464	Innospec, Inc.	47,421
1,084	Koppers Holdings, Inc.	42,872
2,242	Livent Corp. (a)(b)	41,275
460	Minerals Technologies, Inc.	25,190
81	NewMarket Corp.	36,858
2,726	Olin Corp.	136,245
746	Orion SA - ADR	15,875
1,698	RPM International, Inc.	160,987
2,871	Tronox Holdings Plc - ADR	38,586
1,971	Valvoline, Inc.	63,545

		1,076,724

	Commercial Services & Supplies - 1.31%
835	ABM Industries, Inc.	33,408
4,135	ACCO Brands Corp.	23,735
1,161	ACV Auctions, Inc. (a)	17,624
6,829	ADT, Inc. (b)	40,974
1,147	Avery Dennison Corp.	209,523
2,399	BrightView Holdings, Inc. (a)	18,592
280	Casella Waste Systems, Inc. - Class A (a)	21,364
1,217	Cimpress Plc - ADR (a)	85,202
670	Clean Harbors, Inc. (a)	112,131
896	Comfort Systems USA, Inc.	152,687
2,045	Deluxe Corp.	38,630
1,097	Heritage-Crystal Clean, Inc. (a)	49,749
2,111	HNI Corp.	73,104
3,635	Interface, Inc.	35,659
290	McGrath RentCorp	29,070
2,274	MillerKnoll, Inc.	55,599
476	MSA Safety, Inc. (b)	75,042
3,927	NL Industries, Inc.	18,653
2,956	Steelcase, Inc. - Class A (b)	33,019
718	Stericycle, Inc. (a)	32,102

See notes to financial statements.

GuideMark Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	Commercial Services & Supplies (Continued)
246	Tetra Tech, Inc.	$37,399
720	The Brinks Co.	52,301

		1,245,567

	Communications Equipment - 1.21%
922	Aviat Networks, Inc. (a)	28,766
2,439	Calix, Inc. (a)	111,804
2,972	Cambium Networks Corp. - ADR (a)	21,785
1,529	Ciena Corp. (a)	72,261
1,147	Clearfield, Inc. (a)	32,873
1,906	Comtech Telecommunications Corp.	16,677
1,468	Digi International, Inc. (a)	39,636
4,859	DZS, Inc. (a)	10,204
1,814	EchoStar Corp. - Class A (a)	30,385
8,801	Extreme Networks, Inc. (a)	213,072
996	F5, Inc. (a)	160,495
3,420	Harmonic, Inc. (a)(b)	32,935
4,509	Infinera Corp. (a)(b)	18,848
613	InterDigital, Inc.	49,187
5,889	Juniper Networks, Inc.	163,655
251	Lumentum Holdings, Inc. (a)	11,340
1,293	NETGEAR, Inc. (a)	16,279
1,833	NetScout Systems, Inc. (a)	51,361
14,036	Ribbon Communications, Inc. (a)	37,616
490	ViaSat, Inc. (a)	9,045
2,605	Viavi Solutions, Inc. (a)	23,810

		1,152,034

	Construction & Engineering - 1.56%
2,048	AECOM	170,066
3,348	API Group Corp. (a)	86,814
862	Arcosa, Inc.	61,978
1,209	Bowman Consulting Group, Ltd. (a)	33,888
2,539	Concrete Pumping Holdings, Inc. (a)	21,785
388	Dycom Industries, Inc. (a)	34,532
1,010	EMCOR Group, Inc.	212,494
2,069	Fluor Corp. (a)(b)	75,932
475	Granite Construction, Inc. (b)	18,059
1,419	IES Holdings, Inc. (a)	93,469
1,792	KBR, Inc. (b)	105,620
909	MasTec, Inc. (a)	65,421
559	MYR Group, Inc. (a)	75,331
1,083	Northwest Pipe Co. (a)	32,674
500	NV5 Global, Inc. (a)	48,115
1,601	Primoris Services Corp.	52,401
1,686	Sterling Infrastructure, Inc. (a)	123,887
7,872	Tutor Perini Corp. (a)	61,638
2,661	WillScot Mobile Mini Holdings Corp. (a)	110,671

		1,484,775

	Construction Materials - 0.20%
526	Eagle Materials, Inc.	87,590
593	Knife River Corp. (a)	28,956
1,631	Summit Materials, Inc. (a)	50,789
135	United States Lime & Minerals, Inc.	27,135

		194,470

	Consumer Finance - 1.04%
2,327	Ally Financial, Inc.	62,084
2,036	Atlanticus Holdings Corp. (a)	61,711

Number of Shares		Value
	Consumer Finance (Continued)
4,512	Consumer Portfolio Services, Inc. (a)	$40,924
203	Credit Acceptance Corp. (a)(b)	93,404
2,599	Enova International, Inc. (a)	132,211
501	FirstCash Holdings, Inc.	50,291
3,767	LendingClub Corp. (a)	22,979
6,122	Navient Corp. (b)	105,421
651	Nelnet, Inc. - Class A	58,147
3,056	OneMain Holdings, Inc.	122,515
12,418	OppFi, Inc. (a)	31,293
648	PRA Group, Inc. (a)	12,448
2,126	PROG Holdings, Inc. (a)(b)	70,605
1,540	Regional Management Corp.	42,627
6,455	SLM Corp.	87,917

		994,577

	Consumer Staples Distribution & Retail - 0.17%
5,285	Albertsons Cos, Inc. - Class A	120,234
1,608	Grocery Outlet Holding Corp. (a)	46,391

		166,625

	Containers & Packaging - 0.85%
456	AptarGroup, Inc.	57,018
1,281	Ardagh Group SA - ADR (a)(c)(d)(e)	—
1,679	Berry Global Group, Inc.	103,947
314	Crown Holdings, Inc.	27,783
3,392	Graphic Packaging Holding Co.	75,574
696	Greif, Inc. - Class A	46,500
436	Greif, Inc. - Class B	29,020
2,215	Myers Industries, Inc.	39,715
3,037	O-I Glass, Inc. (a)	50,809
1,166	Packaging Corp. of America	179,039
1,249	Silgan Holdings, Inc.	53,845
706	Sonoco Products Co.	38,371
338	UFP Technologies, Inc. (a)	54,570
1,419	WestRock Co.	50,800

		806,991

	Distributors - 0.02%
2,813	Funko, Inc. (a)	21,519

	Diversified Consumer Services - 1.40%
1,613	Adtalem Global Education, Inc. (a)	69,117
231	Bright Horizons Family Solutions, Inc. (a)	18,817
1,135	Chegg, Inc. (a)	10,124
1,036	Coursera, Inc. (a)	19,363
207	Duolingo, Inc. (a)	34,335
6,121	Envela Corp. (a)	29,014
2,598	Frontdoor, Inc. (a)	79,473
112	Graham Holdings Co.	65,296
840	Grand Canyon Education, Inc. (a)	98,179
3,807	H&R Block, Inc. (b)	163,929
1,493	Hillenbrand, Inc.	63,169
850	Laureate Education, Inc.	11,985
6,026	Lincoln Educational Services Corp. (a)	50,920
1,233	Matthews International Corp. - Class A	47,976
15,467	Nerdy, Inc. (a)	57,228
8,341	Perdoceo Education Corp.	142,631
946	Service Corp International	54,054
523	Strategic Education, Inc. (b)	39,356
2,317	Stride, Inc. (a)(b)	104,335
3,358	Udemy, Inc. (a)	31,901
12,746	WW International, Inc. (a)(b)	141,098

		1,332,300

See notes to financial statements.

GuideMark Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	Diversified Financial Services - 0.71%
1,609	Alerus Financial Corp.	$29,252
2,868	A-Mark Precious Metals, Inc.	84,118
18,065	Douglas Elliman, Inc.	40,827
775	Encore Capital Group, Inc. (a)	37,014
6,371	Equitable Holdings, Inc.	180,873
3,820	Jefferies Financial Group, Inc.	139,926
1,560	Primis Financial Corp.	12,714
2,295	Voya Financial, Inc. (b)	152,503

		677,227

	Diversified Telecommunication Services - 0.22%
558	Cogent Communications Holdings, Inc.	34,540
3,834	IDT Corp. - Class B (a)	84,540
844	Iridium Communications, Inc.	38,393
4,385	Ooma, Inc. (a)	57,049

		214,522

	Electric Utilities - 0.22%
347	ALLETE, Inc.	18,322
2,991	Genie Energy, Ltd.	44,057
2,705	Hawaiian Electric Industries, Inc.	33,299
740	OGE Energy Corp.	24,664
819	Pinnacle West Capital Corp.	60,344
635	PNM Resources, Inc.	28,327

		209,013

	Electrical Equipment - 2.17%
856	Acuity Brands, Inc. (b)	145,785
1,116	Allient, Inc.	34,507
1,857	Array Technologies, Inc. (a)(b)	41,207
1,540	Atkore, Inc. (a)(b)	229,753
1,104	AZZ, Inc.	50,320
1,016	Belden, Inc.	98,095
1,196	Encore Wire Corp. (b)	218,222
734	EnerSys	69,488
1,477	Enovix Corp. (a)(b)	18,536
799	Franklin Electric Co., Inc.	71,295
14,577	GrafTech International, Ltd.	55,830
685	Hubbell, Inc.	214,686
4,811	LSI Industries, Inc.	76,399
2,620	nVent Electric Plc - ADR	138,834
637	Powell Industries, Inc.	52,807
910	Preformed Line Products Co.	147,948
849	Regal Rexnord Corp.	121,305
1,492	Sensata Technologies Holding Plc - ADR	56,427
2,001	Thermon Group Holdings, Inc. (a)	54,967
2,444	Vertiv Holdings Co.	90,917
849	Vicor Corp. (a)	49,998
271	Woodward Governor Co.	33,674

		2,071,000

	Electronic Equipment, Instruments & Components - 2.26%
3,654	Arlo Technologies, Inc. (a)	37,636
1,052	Arrow Electronics, Inc. (a)	131,753
1,446	Avnet, Inc.	69,683
1,066	Benchmark Electronics, Inc.	25,861
1,908	Cognex Corp.	80,976
1,583	Coherent Corp. (a)	51,669
1,302	CTS Corp.	54,345
1,199	Dolby Laboratories, Inc. - Class A	95,033

Number of Shares		Value
	Electronic Equipment, Instruments & Components (Continued)
549	Fabrinet - ADR (a)	$91,474
694	FARO Technologies, Inc. (a)	10,570
832	Insight Enterprises, Inc. (a)(b)	121,056
252	IPG Photonics Corp. (a)	25,588
409	Itron, Inc. (a)	24,777
1,851	Jabil, Inc.	234,873
2,685	Knowles Corp. (a)	39,765
216	Littelfuse, Inc.	53,421
3,287	Luna Innovations, Inc. (a)	19,262
384	Mesa Laboratories, Inc.	40,347
788	Methode Electronics, Inc.	18,006
3,428	Napco Security Technologies, Inc.	76,273
2,266	National Instruments Corp.	135,099
501	Novanta, Inc. - ADR (a)	71,863
364	OSI Systems, Inc. (a)	42,967
1,217	PC Connection, Inc.	64,963
272	Plexus Corp. (a)	25,291
1,144	Richardson Electronics, Ltd.	12,504
1,430	Sanmina Corp. (a)	77,620
1,282	ScanSource, Inc. (a)	38,857
726	TD SYNNEX Corp.	72,498
30,995	Tingo Group, Inc. (a)(b)	31,770
3,515	TTM Technologies, Inc. (a)	45,273
437	Universal Display Corp.	68,605
2,848	Vishay Intertechnology, Inc.	70,403
2,979	Vontier Corp.	92,111

		2,152,192

	Energy Equipment & Services - 1.31%
3,136	Archrock, Inc.	39,514
1,624	Bristow Group, Inc. (a)	45,748
2,408	ChampionX Corp.	85,773
8,676	Helix Energy Solutions Group, Inc. (a)(b)	96,911
736	Helmerich & Payne, Inc.	31,030
2,133	Liberty Energy, Inc.	39,503
346	Nabors Industries Ltd. - ADR (a)	42,606
5,229	National Energy Services Reunited Corp. - ADR (a)	30,014
8,901	Newpark Resources, Inc. (a)	61,506
990	Noble Corp Plc - ADR (b)	50,144
3,407	NOV, Inc. (b)	71,206
3,036	Oceaneering International, Inc. (a)	78,086
4,821	Oil States International, Inc. (a)	40,352
6,082	Patterson-UTI Energy, Inc.	84,175
4,112	ProPetro Holding Corp. (a)	43,711
3,744	RPC, Inc. (b)	33,471
4,094	TechnipFMC Plc - ADR (b)	83,272
9,166	TETRA Technologies, Inc. (a)	58,479
440	Tidewater, Inc. (a)	31,271
5,080	US Silica Holdings, Inc. (a)	71,323
739	Valaris Ltd. - ADR (a)	55,410
822	Weatherford International Plc - ADR (a)	74,251

		1,247,756

	Entertainment - 0.27%
496	Atlanta Braves Holdings, Inc. (a)	17,722
71,611	Loop Media, Inc. (a)	35,591
96	Madison Square Garden Sports Corp.	16,925
9,230	Playstudios, Inc. (a)	29,351
3,749	Playtika Holding Corp. (a)	36,103
2,021	The Marcus Corp.	31,325

See notes to financial statements.

GuideMark Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	Entertainment (Continued)
853	TKO Group Holdings, Inc. (b)	$71,703
3,235	Vivid Seats, Inc. - Class A (a)(b)	20,769

		259,489

	Financial Services - 0.45%
2,298	Corebridge Financial, Inc.	45,385
1,805	Enact Holdings, Inc.	49,150
2,102	International Money Express, Inc. (a)	35,587
2,576	Jackson Financial, Inc.	98,455
746	Remitly Global, Inc. (a)	18,814
608	Shift4 Payments, Inc. (a)(b)	33,665
2,622	StoneCo Ltd. - ADR (a)	27,977
3,053	Toast, Inc. (a)(b)	57,183
8,003	UWM Holdings Corp.	38,814
2,069	Velocity Financial, Inc. (a)	23,380

		428,410

	Food & Staples Retailing - 1.60%
1,011	Andersons, Inc.	52,077
2,977	BJ’s Wholesale Club Holdings, Inc. (a)(b)	212,468
826	Casey’s General Stores, Inc.	224,276
4,122	HF Foods Group, Inc. (a)	16,364
1,257	Ingles Markets, Inc. - Class A	94,690
3,381	Natural Grocers by Vitamin Cottage, Inc.	43,649
3,422	Performance Food Group Co. (a)(b)	201,419
396	PriceSmart, Inc.	29,474
3,427	SpartanNash Co.	75,394
4,490	Sprouts Farmers Market, Inc. (a)(b)	192,172
1,091	The Chefs’ Warehouse, Inc. (a)	23,107
3,654	United Natural Foods, Inc. (a)	51,668
4,393	US Foods Holding Corp. (a)(b)	174,402
2,516	Village Super Market, Inc. - Class A	56,962
1,221	Weis Markets, Inc. (b)	76,923

		1,525,045

	Food Products - 0.69%
1,132	Cal-Maine Foods, Inc. (b)	54,812
1,901	Darling International, Inc. (a)	99,232
4,417	Flowers Foods, Inc.	97,969
1,120	Fresh Del Monte Produce, Inc. - ADR	28,941
267	Freshpet, Inc. (a)(b)	17,590
813	Ingredion, Inc.	79,999
160	J&J Snack Foods Corp.	26,184
383	John B. Sanfilippo & Son, Inc.	37,840
291	Lancaster Colony Corp.	48,024
467	Pilgrim’s Pride Corp. (a)	10,662
749	Post Holdings, Inc. (a)(b)	64,219
929	Simply Good Foods Co. (a)(b)	32,069
488	TreeHouse Foods, Inc. (a)	21,267
3,411	Vital Farms, Inc. (a)	39,499

		658,307

	Gas Utilities - 0.44%
1,170	Brookfield Infrastructure Corp. - ADR (b)	41,348
5,214	EQT Corp.	211,584
462	National Fuel Gas Co.	23,982
248	New Jersey Resources Corp.	10,076
1,198	ONE Gas, Inc. (b)	81,800
2,101	UGI Corp. (b)	48,323

		417,113

Number of Shares		Value
	Ground Transportation - 0.05%
1,042	Hertz Global Holdings, Inc. (a)	$12,764
1,204	Lyft, Inc. (a)	12,690
363	U-Haul Holding Co.	19,018

		44,472

	Health Care Equipment & Supplies - 2.31%
3,514	Alphatec Holdings, Inc. (a)	45,577
2,672	AngioDynamics, Inc. (a)	19,532
1,594	Anika Therapeutics, Inc. (a)(b)	29,696
942	AtriCure, Inc. (a)	41,260
1,771	Avanos Medical, Inc. (a)	35,810
216	Axonics, Inc. (a)	12,122
16,980	Cerus Corp. (a)	27,508
147	CONMED Corp.	14,825
2,429	DENTSPLY SIRONA, Inc.	82,975
3,004	Embecta Corp.	45,210
390	Enovis Corp. (a)	20,565
2,291	Envista Holdings Corp. (a)	63,873
6,758	Figs, Inc. (a)	39,872
1,659	Globus Medical, Inc. - Class A (a)	82,369
626	Haemonetics Corp. (a)	56,077
989	Inari Medical, Inc. (a)(b)	64,681
1,633	Inmode Ltd. - ADR (a)	49,741
3,347	Inogen, Inc. (a)	17,471
479	Integer Holdings Corp. (a)	37,568
1,044	Integra LifeSciences Holdings Corp. (a)	39,870
1,234	iRadimed Corp.	54,753
580	iRhythm Technologies, Inc. (a)	54,671
7,288	KORU Medical Systems, Inc. (a)	19,678
1,267	Lantheus Holdings, Inc. (a)	88,031
1,238	LeMaitre Vascular, Inc.	67,446
512	LivaNova Plc - ADR (a)	27,075
591	Masimo Corp. (a)	51,819
534	Merit Medical Systems, Inc. (a)	36,857
952	Neogen Corp. (a)	17,650
1,236	Nevro Corp. (a)	23,756
640	Novocure Ltd. - ADR (a)	10,336
9,244	OraSure Technologies, Inc. (a)	54,817
3,139	Orthofix Medical, Inc. (a)	40,368
474	Penumbra, Inc. (a)	114,665
463	QuidelOrtho Corp. (a)(b)	33,817
1,223	Sanara Medtech, Inc. (a)	38,072
2,225	Semler Scientific, Inc. (a)	56,448
620	Shockwave Medical, Inc. (a)	123,442
1,859	SI-BONE, Inc. (a)	39,485
1,248	Silk Road Medical, Inc. (a)	18,707
1,258	STAAR Surgical Co. (a)	50,546
1,118	SurModics, Inc. (a)	35,877
6,807	Tactile Systems Technology, Inc. (a)	95,638
1,260	Tandem Diabetes Care, Inc. (a)	26,170
3,049	Tela Bio, Inc. (a)	24,392
240	TransMedics Group, Inc. (a)	13,140
242	Utah Medical Products, Inc.	20,812
1,893	Varex Imaging Corp. (a)	35,569
5,233	Zimvie, Inc. (a)	49,243
6,439	Zynex, Inc. (a)(b)	51,512

		2,201,394

	Health Care Providers & Services - 2.42%
442	Acadia Healthcare Co., Inc. (a)	31,077
1,889	AdaptHealth Corp. (a)	17,190

See notes to financial statements.

GuideMark Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	Health Care Providers & Services (Continued)
539	Addus HomeCare Corp. (a)	$45,917
5,884	AirSculpt Technologies, Inc. (a)(b)	40,247
3,375	Alignment Healthcare, Inc. (a)	23,422
846	Amedisys, Inc. (a)	79,016
1,381	AMN Healthcare Services, Inc. (a)(b)	117,634
656	Apollo Medical Holdings, Inc. (a)	20,238
258	Chemed Corp.	134,083
356	CorVel Corp. (a)	70,007
5,262	Cross Country Healthcare, Inc. (a)(b)	130,445
1,089	DaVita, Inc. (a)	102,943
804	Encompass Health Corp.	53,997
1,010	Enhabit, Inc. (a)	11,362
1,703	Fulgent Genetics, Inc. (a)	45,538
553	HealthEquity, Inc. (a)	40,397
2,936	Henry Schein, Inc. (a)	217,998
4,078	InfuSystem Holdings, Inc. (a)	39,312
6,333	Innovage Holding Corp. (a)	37,935
4,771	Joint Corp. (a)	42,891
707	National HealthCare Corp.	45,234
1,573	National Research Corp. - Class A	69,794
2,704	Option Care Health, Inc. (a)	87,474
4,143	Owens & Minor, Inc. (a)	66,951
2,306	Patterson Cos., Inc.	68,350
3,785	Pediatrix Medical Group, Inc. (a)(b)	48,107
1,565	Pennant Group, Inc. (a)	17,418
3,193	PetIQ, Inc. (a)	62,902
1,671	Premier, Inc. - Class A	35,927
671	Progyny, Inc. (a)(b)	22,827
955	R1 RCM, Inc. (a)(b)	14,392
591	RadNet, Inc. (a)	16,660
1,378	Select Medical Holdings Corp.	34,822
926	Surgery Partners, Inc. (a)	27,086
1,777	Tenet Healthcare Corp. (a)	117,087
898	The Ensign Group, Inc. (b)	83,451
995	Universal Health Services, Inc.	125,101
245	US Physical Therapy, Inc. (b)	22,474
5,109	Viemed Healthcare, Inc. - ADR (a)	34,384

		2,302,090

	Health Care Technology - 0.50%
1,866	Computer Programs and Systems, Inc. (a)	29,744
1,709	HealthStream, Inc.	36,880
477	Inspire Medical Systems, Inc. (a)	94,656
34,068	Multiplan Corp. (a)	57,234
3,785	NextGen Healthcare, Inc. (a)	89,818
419	Omnicell, Inc. (a)	18,872
1,738	Phreesia, Inc. (a)	32,466
3,703	Teladoc Health, Inc. (a)(b)	68,839
3,872	Veradigm, Inc. (a)	50,878

		479,387

	Hotels, Restaurants & Leisure - 2.16%
2,267	Aramark	78,665
327	Biglari Holdings, Inc. - Class B (a)	54,282
731	BJ’s Restaurants, Inc. (a)	17,149
2,168	Bloomin’ Brands, Inc. (b)	53,311
2,589	Bluegreen Vacations Holding Corp.	94,965
1,258	Boyd Gaming Corp.	76,524
1,010	Brinker International, Inc. (a)(b)	31,906
8,377	Carrols Restaurant Group, Inc. (a)	55,204

Number of Shares		Value
	Hotels, Restaurants & Leisure (Continued)
3,819	Century Casinos, Inc. (a)	$19,591
478	Choice Hotels International, Inc. (b)	58,560
480	Churchill Downs, Inc.	55,699
1,016	Chuy’s Holdings, Inc. (a)(b)	36,149
256	Cracker Barrel Old Country Store, Inc. (b)	17,203
1,072	Dave & Buster’s Entertainment, Inc. (a)	39,739
2,832	Everi Holdings, Inc. (a)	37,439
677	Golden Entertainment, Inc.	23,140
1,461	Hilton Grand Vacations, Inc. (a)(b)	59,463
644	Hyatt Hotels Corp. - Class A	68,316
3,157	Inspired Entertainment, Inc. (a)	37,758
3,100	International Game Technology Plc	93,992
214	Jack in the Box, Inc.	14,779
427	Kura Sushi USA, Inc. (a)	28,233
1,433	Light & Wonder, Inc. (a)	102,216
597	Marriott Vacations Worldwide Corp. (b)	60,076
498	Nathan’s Famous, Inc.	35,189
1,978	Norwegian Cruise Line Holdings, Ltd. - ADR (a)	32,597
3,028	ONE Group Hospitality, Inc. (a)(e)	16,654
618	Papa John’s International, Inc.	42,160
2,241	Penn Entertainment, Inc. (a)	51,431
406	Planet Fitness, Inc. - Class A (a)	19,967
3,399	PlayAGS, Inc. (a)	22,161
623	RCI Hospitality Holdings, Inc.	37,791
710	Red Rock Resorts, Inc.	29,110
777	SeaWorld Entertainment, Inc. (a)	35,936
265	Shake Shack, Inc. - Class A (a)	15,389
8,027	Target Hospitality Corp. (a)(b)	127,469
563	Texas Roadhouse, Inc. (b)	54,104
855	The Wendy’s Co.	17,451
790	Travel + Leisure Co.	29,017
226	Vail Resorts, Inc.	50,147
614	Wingstop, Inc.	110,422
689	Wyndham Hotels & Resorts, Inc.	47,913
709	Wynn Resorts, Ltd.	65,519

		2,054,786

	Household Durables - 2.35%
1,900	Beazer Homes USA, Inc. (a)(b)	47,329
285	Cavco Industries, Inc. (a)	75,713
692	Century Communities, Inc.	46,212
2,485	Ethan Allen Interiors, Inc. (b)	74,301
6,318	GoPro, Inc. - Class A (a)	19,839
2,156	Green Brick Partners, Inc. (a)(b)(e)	89,496
358	Helen of Troy, Ltd. - ADR (a)(b)	41,728
629	Hovnanian Enterprises, Inc. (a)	63,944
635	Installed Building Products, Inc. (b)	79,305
932	iRobot Corp. (a)	35,323
1,178	KB Home	54,518
5,380	Landsea Homes Corp. (a)	48,366
2,098	La-Z-Boy, Inc. (b)	64,786
716	Leggett & Platt, Inc.	18,194
151	LGI Homes, Inc. (a)(b)	15,023
1,726	Lovesac Co. (a)	34,382
878	M.D.C Holdings, Inc.	36,200
840	M/I Homes, Inc. (a)	70,594
643	Meritage Homes Corp.	78,697
686	Mohawk Industries, Inc. (a)	58,866
3,985	PulteGroup, Inc.	295,089
12,799	Purple Innovation, Inc. (a)	21,886

See notes to financial statements.

GuideMark Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	Household Durables (Continued)
616	Roku, Inc. (a)(b)	$43,483
1,396	Skyline Champion Corp. (a)(b)	88,953
2,136	Snap One Holdings Corp. (a)	19,737
3,326	Sonos, Inc. (a)	42,939
2,661	Taylor Morrison Home Corp. - Class A (a)	113,385
3,862	Tempur Sealy International, Inc.	167,379
1,872	Toll Brothers, Inc.	138,453
528	TopBuild Corp. (a)	132,845
4,096	Traeger, Inc. (a)	11,182
3,387	Tri Pointe Homes, Inc. (a)	92,634
2,153	Turtle Beach Corp. (a)	19,538

		2,240,319

	Household Products - 0.20%
537	Central Garden & Pet Co. (a)	23,703
890	Central Garden & Pet Co. - Class A (a)	35,680
597	Energizer Holdings, Inc. (b)	19,128
245	Spectrum Brands Holdings, Inc. (b)	19,196
438	WD-40 Co. (b)	89,019

		186,726

	Independent Power and Renewable Electricity Producers - 0.35%
956	Brookfield Renewable Corp. - ADR (b)	22,887
2,339	Clearway Energy, Inc.	46,593
2,378	Clearway Energy, Inc.	50,319
1,295	NRG Energy, Inc.	49,883
4,913	Vistra Corp.	163,013

		332,695

	Industrial Conglomerates - 0.37%
747	Carlisle Companies, Inc.	193,667
1,033	Otter Tail Corp. (b)	78,425
8	Seaboard Corp.	30,024
343	Standex International Corp.	49,972

		352,088

	Insurance - 2.96%
2,420	Ambac Financial Group, Inc. (a)	29,185
2,669	American Equity Investment Life Holding Co.	143,165
1,435	American Financial Group, Inc.	160,246
619	AMERISAFE, Inc.	30,993
603	Assurant, Inc.	86,579
1,300	Assured Guaranty, Ltd. - ADR	78,676
1,392	Axis Capital Holdings, Ltd. - ADR	78,467
733	Brighthouse Financial, Inc. (a)	35,873
2,661	CNO Financial Group, Inc.	63,146
2,200	Donegal Group, Inc. - Class A	31,361
662	Employers Holdings, Inc.	26,447
545	Everest Group Ltd. - ADR	202,560
1,488	First American Financial Corp.	84,057
11,950	Genworth Financial, Inc. (a)	70,027
1,336	Globe Life, Inc.	145,263
269	Goosehead Insurance, Inc. (a)	20,049
3,853	Greenlight Capital Re, Ltd. - ADR (a)	41,381
852	Horace Mann Educators Corp.	25,032
249	Investors Title Co.	36,874
326	Kemper Corp. (b)	13,702
4,569	Kingsway Financial Services, Inc. (a)	34,496
376	Kinsale Capital Group, Inc. (b)	155,713

Number of Shares		Value
	Insurance (Continued)
4,760	MBIA, Inc. (a)	$34,320
132	National Western Life Group, Inc. - Class A	57,749
6,325	Old Republic International Corp.	170,395
709	Primerica, Inc.	137,553
946	ProAssurance Corp.	17,870
908	Reinsurance Group of America, Inc.	131,833
354	RenaissanceRe Holdings, Ltd. - ADR	70,064
780	RLI Corp.	105,994
1,009	Ryan Specialty Holdings, Inc. (a)(b)	48,836
338	Safety Insurance Group, Inc.	23,048
2,429	Security National Financial Corp. (a)	19,043
885	Selective Insurance Group, Inc.	91,305
1,050	Stewart Information Services Corp.	45,990
3,491	Tiptree, Inc. - Class A	58,509
757	United Fire Group, Inc.	14,951
3,551	Unum Group	174,674
15	White Mountains Insurance Group, Ltd. - ADR	22,435

		2,817,861

	Interactive Media & Services - 0.55%
3,229	Cargurus, Inc. (a)	56,572
5,388	Cars.com, Inc. (a)	90,842
10,815	DHI Group, Inc. (a)	33,094
6,256	EverQuote, Inc. - Class A (a)	45,231
1,795	MediaAlpha, Inc. (a)	14,827
2,363	TripAdvisor, Inc. (a)	39,178
18,058	TrueCar, Inc. (a)	37,380
2,787	Yelp, Inc. - Class A (a)	115,911
1,698	Zillow Group, Inc. - Class C (a)	78,380
791	ZoomInfo Technologies, Inc. (a)(b)	12,972

		524,387

	Internet & Direct Marketing Retail - 0.30%
5,674	1-800-Flowers.com, Inc. (a)	39,718
9,844	CarParts.com, Inc. (a)	40,557
6,393	Duluth Holdings, Inc. - Class B (a)	38,422
3,825	Lands’ End, Inc. (a)	28,573
1,348	PetMed Express, Inc.	13,817
931	Shutterstock, Inc. (b)	35,424
1,526	Wayfair, Inc. - Class A (a)(b)	92,430

		288,941

	Internet Software & Services - 0.03%
1,558	Liquidity Services, Inc. (a)	27,452

	IT Services - 2.81%
2,210	Amdocs Ltd. - ADR	186,723
2,246	BigCommerce Holdings, Inc. (a)	22,168
2,269	Booz Allen Hamilton Holding Corp. - Class A	247,934
1,847	Bread Financial Holdings, Inc. (b)	63,167
13,671	Brightcove, Inc. (a)	44,978
529	CACI International, Inc. - Class A (a)	166,069
1,526	Cass Information Systems, Inc. (b)	56,844
1,007	Concentrix Corp.	80,671
15,110	Conduent, Inc. (a)	52,583
1,962	CSG Systems International, Inc.	100,297
409	DigitalOcean Holdings, Inc. (a)(b)	9,828
4,873	DXC Technology Co. (a)(b)	101,505
639	Euronet Worldwide, Inc. (a)	50,724
1,334	EVERTEC, Inc. - ADR	49,598
3,725	ExlService Holdings, Inc. (a)	104,449
3,389	Genpact, Ltd. - ADR	122,682

See notes to financial statements.

GuideMark Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	IT Services (Continued)
2,713	Gogo, Inc. (a)	$32,366
4,974	Grid Dynamics Holdings, Inc. (a)	60,583
3,989	IBEX Holdings, Ltd. - ADR (a)	61,630
14,346	Information Services Group, Inc.	62,836
3,571	Kyndryl Holdings, Inc. (a)	53,922
2,572	LiveRamp Holdings, Inc. (a)	74,176
1,068	Maximus, Inc.	79,758
1,573	Perficient, Inc. (a)	91,014
42,452	Rackspace Technology, Inc. (a)	99,762
578	Science Applications International Corp.	61,002
5,812	SolarWinds Corp. (a)	54,865
1,732	Squarespace, Inc. - Class A (a)	50,176
4,254	The Hackett Group, Inc.	100,352
6,648	The Western Union Co.	87,621
14,591	Thoughtworks Holding, Inc. (a)	59,531
422	TTEC Holdings, Inc.	11,065
19,576	Unisys Corp. (a)	67,537
2,139	Verra Mobility Corp. (a)(b)	39,999
369	WEX, Inc. (a)(b)	69,405

		2,677,820

	Leisure Products - 1.25%
1,131	Acushnet Holdings Corp.	59,988
1,380	Brunswick Corp. (b)	109,020
2,541	Clarus Corp.	19,210
477	Hasbro, Inc.	31,549
1,750	Hayward Holdings, Inc. (a)	24,675
1,932	JAKKS Pacific, Inc. (a)	35,916
509	Johnson Outdoors, Inc. - Class A	27,837
856	Malibu Boats, Inc. - Class A (a)	41,961
3,358	Marine Products Corp.	47,717
2,894	MasterCraft Boat Holdings, Inc. (a)	64,305
6,336	Mattel, Inc. (a)	139,582
1,002	Polaris, Inc. (b)	104,348
611	Pool Corp. (b)	217,577
3,842	Smith & Wesson Brands, Inc.	49,600
3,865	Solo Brands, Inc. - Class A (a)(b)	19,712
817	Sturm Ruger & Co, Inc.	42,582
2,451	Vista Outdoor, Inc. (a)	81,177
1,459	YETI Holdings, Inc. (a)(b)	70,353

		1,187,109

	Life Sciences Tools & Services - 0.84%
1,289	10X Genomics, Inc. (a)	53,171
2,048	Bio-Techne Corp.	139,407
1,583	Bruker Corp.	98,621
503	Charles River Laboratories International, Inc. (a)	98,578
20,361	Codexis, Inc. (a)	38,482
14,450	Harvard Bioscience, Inc. (a)	62,135
3,949	Maravai LifeSciences Holdings, Inc. (a)	39,490
517	Medpace Holdings, Inc. (a)	125,181
1,697	Pacific Biosciences of California, Inc. (a)	14,170
3,173	QIAGEN NV - ADR (a)	128,507

		797,742

	Machinery - 3.81%
1,016	AGCO Corp.	120,172
225	Alamo Group, Inc.	38,893
409	Albany International Corp.	35,288
1,469	Allison Transmission Holdings, Inc.	86,759

Number of Shares		Value
	Machinery (Continued)
506	Astec Industries, Inc.	$23,838
525	Badger Meter, Inc.	75,532
840	Barnes Group, Inc.	28,535
260	Chart Industries, Inc. (a)(b)	43,971
1,868	CIRCOR International, Inc. (a)	104,141
1,262	Columbus McKinnon Corp.	44,056
4,221	Commercial Vehicle Group, Inc. (a)	32,755
734	Crane Co. (b)	65,209
734	Crane NXT Co.	40,788
1,863	Donaldson Co., Inc.	111,109
2,190	Energy Recovery, Inc. (a)	46,450
547	EnPro Industries, Inc.	66,291
1,166	Esab Corp.	81,877
272	ESCO Technologies, Inc.	28,408
753	Federal Signal Corp.	44,977
1,122	Flowserve Corp.	44,622
3,275	Gates Industrial Corp Plc - ADR (a)	38,023
2,320	Graco, Inc.	169,082
570	Helios Technologies, Inc. (b)	31,624
640	ITT, Inc.	62,662
449	John Bean Technologies Corp.	47,208
293	Kadant, Inc. (b)	66,086
1,046	Kennametal, Inc.	26,024
866	Lincoln Electric Holdings, Inc. (b)	157,430
154	Lindsay Corp.	18,123
3,912	Manitowoc Co., Inc. (a)	58,876
2,175	Mueller Industries, Inc. (b)	163,473
1,838	Mueller Water Products, Inc. - Class A	23,306
803	Nordson Corp.	179,205
577	Omega Flex, Inc.	45,427
905	Oshkosh Corp.	86,364
1,428	Pentair Plc - ADR	92,463
1,071	Proto Labs, Inc. (a)(b)	28,274
143	RBC Bearings, Inc. (a)	33,481
4,293	REV Group, Inc.	68,688
2,159	Shyft Group, Inc.	32,320
1,026	Snap-on, Inc.	261,692
626	SPX Technologies, Inc. (a)	50,956
591	Tennant Co.	43,823
1,738	Terex Corp.	100,144
610	The Middleby Corp. (a)	78,080
970	The Timken Co.	71,285
4,666	Titan International, Inc. (a)	62,664
1,609	Toro Co. (b)	133,708
1,035	TriMas Corp.	25,627
379	Valmont Industries, Inc.	91,040
1,575	Wabash National Corp. (b)	33,264
510	Watts Water Technologies, Inc. - Class A	88,138

		3,632,231

	Marine - 0.23%
882	Eagle Bulk Shipping, Inc. - ADR (b)	37,071
747	Kirby Corp. (a)	61,852
1,003	Matson, Inc.	88,986
9,051	Safe Bulkers, Inc. - ADR	29,325

		217,234

	Marine Transportation - 0.05%
2,455	Genco Shipping & Trading, Ltd. - ADR	34,345
1,577	Golden Ocean Group, Ltd. - ADR	12,427

		46,772

See notes to financial statements.

GuideMark Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	Media - 0.99%
5,242	Advantage Solutions, Inc. (a)	$14,887
954	AMC Networks, Inc. - Class A (a)	11,238
7,233	Entravision Communications Corp. - Class A	26,401
2,882	Gambling.com Group, Ltd. - ADR (a)	37,697
11,078	Gannett Co, Inc. (a)	27,141
2,271	Gray Television, Inc.	15,715
4,925	iHeartMedia, Inc. - Class A (a)	15,563
870	John Wiley & Sons, Inc. - Class A	32,338
4,323	Liberty Latin America Ltd. - ADR (a)	35,276
2,759	Liberty Latin America Ltd. - ADR (a)	22,514
656	Liberty Media Corp-Liberty SiriusXM (a)	16,702
5,686	News Corp. - Class A	114,061
2,667	News Corp. - Class B (b)	55,660
543	Nexstar Media Group, Inc. - Class A (b)	77,850
1,467	Scholastic Corp.	55,951
1,227	Sinclair, Inc.	13,767
726	TechTarget, Inc. (a)	22,041
3,522	TEGNA, Inc.	51,316
2,882	The E.W. Scripps Co. - Class A (a)	15,793
4,652	The Interpublic Group of Companies, Inc.	133,326
2,353	The New York Times Co. - Class A	96,944
2,391	Thryv Holdings, Inc. (a)	44,879
246	Value Line, Inc.	10,755

		947,815

	Metals & Mining - 1.92%
1,211	Alcoa Corp.	35,192
598	Alpha Metallurgical Resources, Inc.	155,319
1,212	ATI, Inc. (a)(b)	49,874
447	Carpenter Technology Corp.	30,043
7,409	Cleveland-Cliffs, Inc. (a)(b)	115,803
2,304	Commercial Metals Co.	113,841
1,797	Constellium SE - ADR (a)	32,705
867	Gibraltar Industries, Inc. (a)	58,531
693	Haynes International, Inc.	32,238
3,572	Hecla Mining Co.	13,966
305	Materion Corp.	31,083
2,390	Olympic Steel, Inc.	134,342
1,307	Reliance Steel & Aluminum Co.	342,735
328	Royal Gold, Inc.	34,876
4,713	Ryerson Holding Corp.	137,101
1,101	Schnitzer Steel Industries, Inc. - Class A	30,663
6,980	SunCoke Energy, Inc.	70,847
4,206	TimkenSteel Corp. (a)	91,354
4,736	United States Steel Corp. (b)	153,825
2,494	Warrior Met Coal, Inc.	127,394
570	Worthington Industries, Inc.	35,237

		1,826,969

	Multiline Retail - 0.53%
4,467	Big Lots, Inc.	22,826
662	Dillard’s, Inc. - Class A (b)	218,996
3,351	Kohl’s Corp. (b)	70,237
8,172	Macy’s, Inc. (b)	94,877
3,259	Nordstrom, Inc. (b)	48,690
645	Ollie’s Bargain Outlet Holdings, Inc. (a)(b)	49,781

		505,407

	Multi-Utilities - 0.15%
625	Black Hills Corp.	31,619

Number of Shares		Value
	Multi-Utilities (Continued)
2,372	MDU Resources Group, Inc.	$46,444
2,546	NiSource, Inc.	62,835

		140,898

	Oil & Gas - 0.03%
6,919	VAALCO Energy, Inc.	30,374

	Oil, Gas & Consumable Fuels - 3.93%
3,973	Amplify Energy Corp. (a)	29,202
2,675	Antero Midstream Corp.	32,047
3,521	Antero Resources Corp. (a)	89,363
6,201	APA Corp. (b)	254,861
377	Arch Resources, Inc.	64,339
4,684	Berry Corp.	38,409
1,483	California Resources Corp. (b)	83,063
728	Callon Petroleum Co. (a)	28,479
839	Centrus Energy Corp. (a)	47,622
1,490	Chesapeake Energy Corp. (b)	128,483
0	Chevron Corp.	0
801	Chord Energy Corp.	129,818
1,207	Civitas Resources, Inc. (b)	97,610
2,890	CNX Resources Corp. (a)(b)	65,256
3,364	Comstock Resources, Inc.	37,105
1,996	CONSOL Energy, Inc.	209,400
1,014	CVR Energy, Inc.	34,506
1,258	Delek US Holdings, Inc.	35,740
592	Denbury, Inc. (a)(b)	58,022
1,922	DHT Holdings, Inc. - ADR	19,797
2,077	Dorian LPG, Ltd. - ADR	59,672
205	DT Midstream, Inc.	10,849
3,214	Earthstone Energy, Inc. - Class A (a)	65,051
3,362	Equitrans Midstream Corp.	31,502
3,711	Evolution Petroleum Corp.	25,383
337	Gulfport Energy Corp. (a)	39,988
1,984	HF Sinclair Corp.	112,949
803	International Seaways, Inc. - ADR	36,135
4,521	Kosmos Energy, Ltd. (a)	36,982
4,506	Magnolia Oil & Gas Corp. - Class A	103,232
2,256	Matador Resources Co.	134,187
2,607	Murphy Oil Corp. (b)	118,227
832	NACCO Industries, Inc. - Class A	29,178
1,224	Northern Oil and Gas, Inc. (b)	49,242
3,466	Ovintiv, Inc. (b)	164,878
1,042	Par Pacific Holdings, Inc. (a)	37,449
2,757	PBF Energy, Inc. - Class A	147,582
3,067	Peabody Energy Corp. (b)	79,711
9,317	Permian Resources Corp. (b)	130,065
4,183	Range Resources Corp.	135,571
11,401	Ring Energy, Inc. (a)	22,232
746	Scorpio Tankers, Inc. - ADR	40,374
844	SilverBow Resources, Inc. (a)	30,190
2,509	Sitio Royalties Corp. (b)	60,743
2,769	SM Energy Co. (b)	109,791
21,175	Southwestern Energy Co. (a)	136,579
3,722	Talos Energy, Inc. (a)	61,190
8,927	Teekay Corp. - ADR (a)	55,080
56	Texas Pacific Land Corp.	102,119
584	Vital Energy, Inc. (a)	32,365
7,869	W&T Offshore, Inc. (a)	34,466
1,111	World Kinect Corp. (b)	24,920

		3,741,004

See notes to financial statements.

GuideMark Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	Other Financial Investment Activities - 0.04%
4,706	SoFi Technologies, Inc. (a)(b)	$37,601

	Paper & Forest Products - 0.44%
2,267	Boise Cascade Co.	233,592
1,153	Clearwater Paper Corp. (a)	41,796
2,064	Louisiana-Pacific Corp.	114,077
2,770	Resolute Forest Products (a)(c)(d)(e)	3,933
522	Sylvamo Corp.	22,937

		416,335

	Personal Care Products - 0.09%
6,302	Thorne HealthTech, Inc. (a)	64,217
2,211	Waldencast Plc - ADR (a)(b)	20,828

		85,045

	Personal Products - 0.82%
4,175	Beauty Health Co. (a)	25,133
2,756	BellRing Brands, Inc. (a)	113,630
3,902	Coty, Inc. - Class A (a)	42,805
994	Edgewell Personal Care Co.	36,738
1,874	elf Beauty, Inc. (a)	205,821
3,785	Herbalife, Ltd. - ADR (a)	52,952
658	Inter Parfums, Inc.	88,396
546	Medifast, Inc. (b)	40,868
4,728	Nature’s Sunshine Products, Inc. (a)	78,343
1,975	Nu Skin Enterprises, Inc. - Class A	41,890
929	USANA Health Sciences, Inc. (a)	54,449

		781,025

	Pharmaceutical and Medicine Manufacturing - 0.04%
33,761	BARK, Inc. (a)	40,513

	Pharmaceuticals - 1.72%
420	Akero Therapeutics, Inc. (a)	21,244
35,658	Amneal Pharmaceuticals, Inc. (a)	150,477
1,980	Amphastar Pharmaceuticals, Inc. (a)(b)	91,060
28,712	Assertio Holdings, Inc. (a)(b)	73,503
411	Catalent, Inc. (a)	18,713
4,309	Collegium Pharmaceutical, Inc. (a)(b)	96,306
5,510	Corcept Therapeutics, Inc. (a)	150,120
9,211	Elanco Animal Health, Inc. (a)	103,532
4,666	Evolus, Inc. (a)	42,647
1,900	Harmony Biosciences Holdings, Inc. (a)(b)	62,263
7,266	Innoviva, Inc. (a)(b)	94,385
938	Intra-Cellular Therapies, Inc. (a)	48,860
1,114	Jazz Pharmaceuticals Plc - ADR (a)	144,196
10,374	Omeros Corp. (a)(b)	30,292
25,268	Optinose, Inc. (a)	31,080
1,911	Pacira BioSciences, Inc. (a)	58,629
2,246	Perrigo Co Plc - ADR	71,760
1,570	Phibro Animal Health Corp. - Class A	20,049
1,992	Prestige Consumer Healthcare, Inc. (a)	113,922
15,662	SIGA Technologies, Inc.	82,225
2,950	Supernus Pharmaceuticals, Inc. (a)(b)	81,332
1,497	Taro Pharmaceutical Industries, Ltd. - ADR (a)	56,452

		1,643,047

	Professional Services - 1.44%
4,212	Alight, Inc. - Class A (a)	29,863
965	ASGN, Inc. (a)	78,821
1,010	CBIZ, Inc. (a)	52,419
422	CRA International, Inc.	42,521

Number of Shares		Value
	Professional Services (Continued)
379	Exponent, Inc. (b)	$32,442
751	Forrester Research, Inc. (a)	21,704
1,236	Franklin Covey Co. (a)	53,049
569	FTI Consulting, Inc. (a)	101,515
981	Heidrick & Struggles International, Inc.	24,545
648	Huron Consulting Group, Inc. (a)	67,496
520	ICF International, Inc.	62,821
3,798	Innodata, Inc. (a)	32,397
705	Insperity, Inc. (b)	68,808
1,821	Kelly Services, Inc. - Class A	33,124
1,318	Kforce, Inc.	78,632
850	Korn Ferry	40,324
5,393	Legalzoom.com, Inc. (a)(b)	59,000
903	ManpowerGroup, Inc.	66,208
3,696	Resources Connection, Inc.	55,107
2,408	Robert Half, Inc.	176,458
610	TriNet Group, Inc. (a)(b)	71,053
3,068	TrueBlue, Inc. (a)	45,008
3,333	Upwork, Inc. (a)	37,863
453	VSE Corp.	22,849
837	Willdan Group, Inc. (a)	17,100

		1,371,127

	Real Estate Management & Development - 0.45%
4,807	Anywhere Real Estate, Inc. (a)	30,909
8,613	Compass, Inc. - Class A (a)	24,978
4,494	Cushman & Wakefield Plc - ADR (a)	34,244
6,875	eXp World Holdings, Inc. (b)	111,650
2,406	Forestar Group, Inc. (a)	64,818
523	Jones Lang LaSalle, Inc. (a)	73,837
2,316	Marcus & Millichap, Inc.	67,951
1,248	RE/MAX Holdings, Inc. - Class A	16,149

		424,536

	Road & Rail - 0.82%
1,081	ArcBest Corp. (b)	109,884
204	Avis Budget Group, Inc. (a)	36,657
1,041	Covenant Logistics Group, Inc.	45,648
5,512	Daseke, Inc. (a)	28,276
2,390	Knight-Swift Transportation Holdings, Inc.	119,858
856	Landstar System, Inc.	151,461
2,085	PAM Transportation Services, Inc. (a)	44,932
1,484	RXO, Inc. (a)	29,279
874	Ryder System, Inc. (b)	93,474
255	Saia, Inc. (a)	101,656
485	Werner Enterprises, Inc. (b)	18,891

		780,016

	Semiconductors & Semiconductor Equipment - 2.23%
514	Advanced Energy Industries, Inc. (b)	53,004
2,084	Allegro MicroSystems, Inc. (a)	66,563
481	Ambarella, Inc. - ADR (a)	25,507
4,307	Amkor Technology, Inc.	97,338
1,199	Axcelis Technologies, Inc. (a)	195,497
561	CEVA, Inc. (a)	10,878
1,474	Cirrus Logic, Inc. (a)	109,017
1,566	Cohu, Inc. (a)	53,933
1,130	Credo Technology Group Holding, Ltd. - ADR (a)	17,232
1,179	Diodes, Inc. (a)	92,952
823	Entegris, Inc.	77,288

See notes to financial statements.

GuideMark Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	Semiconductors & Semiconductor Equipment (Continued)
1,653	FormFactor, Inc. (a)	$57,756
728	Impinj, Inc. (a)	40,062
1,577	inTEST Corp. (a)	23,923
1,897	Kulicke & Soffa Industries, Inc. (b)	92,251
2,076	Lattice Semiconductor Corp. (a)	178,391
612	MACOM Technology Solutions Holdings, Inc. (a)(b)	49,927
2,638	MaxLinear, Inc. - Class A (a)	58,695
830	MKS Instruments, Inc.	71,828
310	NVE Corp.	25,463
919	Onto Innovation, Inc. (a)	117,191
904	PDF Solutions, Inc. (a)	29,290
4,972	Photronics, Inc. (a)	100,484
1,112	Power Integrations, Inc. (b)	84,857
726	Qorvo, Inc. (a)	69,311
2,869	Rambus, Inc. (a)	160,062
276	Silicon Laboratories, Inc. (a)	31,986
2,529	SMART Global Holdings, Inc. - ADR (a)	61,581
1,006	Ultra Clean Holdings, Inc. (a)(b)	29,848
1,626	Veeco Instruments, Inc. (a)	45,707

		2,127,822

	Software - 5.81%
16,427	2U, Inc. (a)	40,575
39,284	8x8, Inc. (a)	98,996
7,306	A10 Networks, Inc.	109,809
2,670	ACI Worldwide, Inc. (a)	60,235
6,699	Adeia, Inc.	71,545
1,402	Agilysys, Inc. (a)	92,756
959	Alarm.com Holdings, Inc. (a)	58,633
1,157	Altair Engineering, Inc. - Class (a)	72,382
824	Alteryx, Inc. - Class (a)	31,057
2,127	American Software, Inc. - Class A	24,375
601	Appfolio, Inc. - Class A (a)	109,761
877	Appian Corp. (a)(b)	40,000
5,272	AppLovin Corp. (a)(b)	210,669
1,874	Asana, Inc. - Class A (a)	34,313
298	Aspen Technology, Inc. (a)(b)	60,869
1,396	Bentley Systems, Inc.	70,023
420	BILL Holdings, Inc. (a)(b)	45,599
909	Blackbaud, Inc. (a)	63,921
3,874	Box, Inc. - Class A (a)(b)	93,790
737	Cerence, Inc. (a)	15,013
859	Ceridian HCM Holding, Inc. (a)(b)	58,283
1,629	CommVault Systems, Inc. (a)	110,137
1,776	Confluent, Inc. (a)	52,587
2,983	Consensus Cloud Solutions, Inc. (a)	75,112
2,612	CoreCard Corp. (a)	52,240
2,156	Couchbase, Inc. (a)(b)	36,997
2,920	CS Disco, Inc. (a)	19,389
22,543	CXApp, Inc. (a)	40,803
10,452	Digital Turbine, Inc. (a)(b)	63,235
3,875	Domo, Inc. - Class A (a)	38,014
1,295	DoubleVerify Holdings, Inc. (a)	36,195
6,270	Dropbox, Inc. (a)	170,732
2,638	Dynatrace, Inc. (a)	123,274
5,747	Ebix, Inc. (b)	56,780
11,137	eGain Corp. (a)	68,270
890	Elastic NV - ADR (a)	72,304

Number of Shares		Value
	Software (Continued)
824	Envestnet, Inc. (a)	$36,281
896	ePlus, Inc. (a)	56,914
1,234	Everbridge, Inc. (a)	27,666
2,057	EverCommerce, Inc. (a)	20,632
723	Five9, Inc. (a)	46,489
975	Freshworks, Inc. (a)	19,422
4,079	Gen Digital, Inc.	72,117
605	Gitlab, Inc. (a)	27,358
352	Globant SA - ADR (a)	69,643
383	Guidewire Software, Inc. (a)	34,470
1,092	Informatica, Inc. - Class A (a)	23,008
1,025	Jack Henry & Associates, Inc.	154,918
3,807	LivePerson, Inc. (a)	14,809
1,209	Manhattan Associates, Inc. (a)	238,971
63	MicroStrategy, Inc. - Class A (a)(b)	20,682
4,010	Mitek Systems, Inc. (a)	42,987
1,181	Model N, Inc. (a)	28,828
2,046	N-able, Inc. (a)	26,393
1,102	New Relic, Inc. (a)(e)	94,353
3,423	Nutanix, Inc. - Class A (a)	119,394
2,018	OneSpan, Inc. (a)	21,693
1,038	PagerDuty, Inc. (a)	23,345
1,362	Pegasystems, Inc.	59,124
1,065	Procore Technologies, Inc. (a)	69,566
1,970	Progress Software Corp.	103,583
695	PROS Holdings, Inc. (a)	24,061
1,397	PTC, Inc. (a)	197,927
683	Qualys, Inc. (a)	104,192
1,025	Rapid7, Inc. (a)(b)	46,924
1,451	Red Violet, Inc. (a)	29,034
18,493	Rimini Street, Inc. (a)	40,685
3,447	RingCentral, Inc. - Class A (a)	102,135
1,799	Riot Platforms, Inc. (a)(b)	16,785
1,100	Sapiens International Corp NV - ADR	31,273
4,580	SEMrush Holdings, Inc. (a)	38,930
1,286	SentinelOne, Inc. (a)	21,682
2,281	Smartsheet, Inc. (a)	92,289
1,361	SoundThinking, Inc. (a)	24,362
2,145	Sprinklr, Inc. (a)	29,687
1,168	Sprout Social, Inc. - Class A (a)(b)	58,260
762	SPS Commerce, Inc. (a)	130,005
1,579	Tenable Holdings, Inc. (a)	70,739
2,564	UiPath, Inc. - Class A (a)	43,870
2,078	Varonis Systems, Inc. (a)	63,462
2,616	Verint Systems, Inc. (a)	60,142
6,911	Veritone, Inc. (a)	17,830
1,122	Workiva, Inc. (a)	113,703
3,228	Xperi, Inc. (a)	31,828
10,139	Yext, Inc. (a)	64,180
8,822	Zeta Global Holdings Corp. (a)	73,664
743	Ziff Davis, Inc. (a)	47,322
3,228	Zuora, Inc. - Class A (a)	26,599

		5,532,889

	Specialty Retail - 4.91%
4,468	Aaron’s Co Inc.	46,780
3,108	Abercrombie & Fitch Co. - Class A (a)	175,198
2,730	Academy Sports & Outdoors, Inc. (b)	129,047
576	Advance Auto Parts, Inc. (b)	32,216
3,995	American Eagle Outfitters, Inc.	66,357

See notes to financial statements.

GuideMark Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	Specialty Retail (Continued)
378	America’s Car-Mart, Inc. (a)(b)	$34,394
570	Asbury Automotive Group, Inc. (a)	131,140
1,252	AutoNation, Inc. (a)(b)	189,553
3,917	Bath & Body Works, Inc.	132,395
3,864	Big 5 Sporting Goods Corp. (b)	27,087
909	Boot Barn Holdings, Inc. (a)	73,802
2,827	Build-A-Bear Workshop, Inc.	83,142
4,189	Caleres, Inc. (b)	120,476
1,919	Camping World Holdings, Inc. - Class A	39,167
373	Carvana Co. (a)(b)	15,658
12,365	Chico’s FAS, Inc. (a)(b)	92,490
4,179	Designer Brands, Inc. (b)	52,906
9,912	Destination XL Group, Inc. (a)	44,406
1,401	Dick’s Sporting Goods, Inc. (b)	152,121
6,307	EVgo, Inc. (a)(b)	21,318
663	Five Below, Inc. (a)(b)	106,677
1,440	Floor & Decor Holdings, Inc. - Class A (a)(b)	130,320
1,866	Foot Locker, Inc. (b)	32,375
4,972	GameStop Corp. - Class A (a)(b)	81,839
1,394	Genesco, Inc. (a)	42,963
591	Group 1 Automotive, Inc. (b)	158,808
1,392	Guess?, Inc. (b)	30,123
2,397	Haverty Furniture Cos., Inc.	68,986
1,720	Hibbett, Inc. (b)	81,717
1,492	J Jill, Inc. (a)	44,163
6,209	Leslie’s, Inc. (a)(b)	35,143
500	Lithia Motors, Inc. - Class A (b)	147,665
1,827	MarineMax, Inc. (a)(b)	59,962
396	Monro, Inc. (b)	10,997
585	Murphy USA, Inc. (b)	199,912
2,083	National Vision Holdings, Inc. (a)(b)	33,703
2,017	ODP Corp. (a)	93,084
842	Penske Automotive Group, Inc. (b)	140,664
4,579	Petco Health & Wellness Co, Inc. (a)(b)	18,728
3,524	Revolve Group, Inc. (a)	47,962
1,206	REX American Resources Corp. (a)	49,108
315	RH (a)	83,273
5,338	Sally Beauty Holdings, Inc. (a)(b)	44,732
2,422	Shoe Carnival, Inc.	58,201
2,149	Signet Jewelers, Ltd. - ADR	154,320
2,011	Sleep Number Corp. (a)	49,450
1,367	Sonic Automotive, Inc. - Class A (b)	65,288
6,041	Sportsman’s Warehouse Holdings, Inc. (a)(b)	27,124
12,732	Stitch Fix, Inc. (a)	43,925
1,628	The Buckle, Inc. (b)	54,359
4,077	The Cato Corp. - Class A	31,230
1,432	The Children’s Place, Inc. (a)	38,707
5,188	The Gap, Inc. (b)	55,148
5,677	Tile Shop Holdings, Inc. (a)	31,167
4,339	Tilly’s, Inc. - Class A (a)	35,233
13,505	Torrid Holdings, Inc. (a)	29,846
2,702	Upbound Group, Inc. (b)	79,574
2,024	Urban Outfitters, Inc. (a)	66,164
1,992	Victoria’s Secret & Co. (a)	33,227
2,256	Warby Parker, Inc. (a)	29,689
1,516	Williams Sonoma, Inc. (b)	235,586
330	Winmark Corp. (b)	123,133
2,120	Zumiez, Inc. (a)	37,736

		4,681,664

Number of Shares		Value
	Technology Hardware, Storage & Peripherals - 1.08%
4,463	Avid Technology, Inc. (a)	$119,921
1,343	Corsair Gaming, Inc. (a)	19,514
1,798	CPI Card Group, Inc. (a)	33,299
1,200	IonQ, Inc. (a)	17,856
3,469	NCR Corp. (a)	93,559
5,014	Pure Storage, Inc. - Class A (a)	178,599
915	Super Micro Computer, Inc. (a)(b)	250,911
1,256	Synaptics, Inc. (a)	112,336
3,443	Teradata Corp. (a)	155,004
2,946	Xerox Holdings Corp.	46,223

		1,027,222

	Textiles, Apparel & Luxury Goods - 2.08%
3,391	Capri Holdings Ltd. - ADR (a)	178,400
737	Carter’s, Inc. (b)	50,964
846	Columbia Sportswear Co. (b)	62,689
2,014	Crocs, Inc. (a)	177,695
585	Deckers Outdoor Corp. (a)	300,743
15,337	Fossil Group, Inc. (a)	31,594
2,482	G-III Apparel Group, Ltd. (a)	61,851
5,673	Hanesbrands, Inc.	22,465
2,060	Kontoor Brands, Inc.	90,455
2,555	Movado Group, Inc.	69,879
970	Oxford Industries, Inc. (b)	93,246
1,411	PVH Corp.	107,956
996	Ralph Lauren Corp. (b)	115,626
830	Rocky Brands, Inc.	12,201
2,379	Skechers USA, Inc. (a)	116,452
1,971	Steven Madden, Ltd. (b)	62,619
5,543	Tapestry, Inc. (b)	159,361
6,655	Under Armour, Inc. - Class A (a)	45,587
7,580	Under Armour, Inc. - Class C (a)(b)	48,360
213	UniFirst Corp.	34,721
6,063	Vera Bradley, Inc. (a)	40,076
3,152	VF Corp. (b)	55,696
1,087	Weyco Group, Inc.	27,555
2,333	Wolverine World Wide, Inc. (b)	18,804

		1,984,995

	Thrifts & Mortgage Finance - 1.25%
898	Axos Financial, Inc. (a)(b)	33,998
832	Bank7 Corp.	18,728
1,240	Berkshire Hills Bancorp, Inc.	24,862
1,990	Bridgewater Bancshares, Inc. (a)	18,865
2,098	Essent Group Ltd. - ADR	99,214
586	Federal Agricultural Mortgage Corp. - Class C	90,420
1,039	Flushing Financial Corp.	13,642
850	Home Bancorp, Inc.	27,090
2,008	Merchants Bancorp	55,662
7,781	MGIC Investment Corp.	129,865
2,350	Mr Cooper Group, Inc. (a)	125,866
9,716	New York Community Bancorp, Inc. (b)	110,180
2,749	NMI Holdings, Inc. - Class A (a)	74,470
1,703	Northwest Bancshares, Inc.	17,422
648	Pathward Financial, Inc.	29,866
1,127	PennyMac Financial Services, Inc. (b)	75,058
1,422	Provident Financial Services, Inc.	21,742
4,194	Radian Group, Inc.	105,311
411	Southern Missouri Bancorp, Inc.	15,902
1,191	WaFd, Inc.	30,514
458	Walker & Dunlop, Inc. (b)	34,002

See notes to financial statements.

GuideMark Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	Thrifts & Mortgage Finance (Continued)
1,034	Waterstone Financial, Inc.	$11,322
685	WSFS Financial Corp.	25,003

		1,189,004

	Tobacco - 0.08%
990	Turning Point Brands, Inc.	22,859
415	Universal Corp.	19,592
3,407	Vector Group, Ltd.	36,251

		78,702

	Trading Companies & Distributors - 2.81%
721	Air Lease Corp.	28,415
2,166	Alta Equipment Group, Inc.	26,122
996	Applied Industrial Technologies, Inc.	153,992
1,572	Beacon Roofing Supply, Inc. (a)	121,311
1,602	BlueLinx Holdings, Inc. (a)	131,508
2,258	Core & Main, Inc. (a)	65,143
2,406	DXP Enterprises, Inc. (a)	84,066
551	FTAI Aviation, Ltd. - ADR	19,588
236	GATX Corp.	25,684
2,319	Global Industrial Co.	77,686
2,452	GMS, Inc. (a)	156,854
1,102	H&E Equipment Services, Inc.	47,595
336	Herc Holdings, Inc.	39,964
9,305	Hudson Technologies, Inc. (a)	123,756
611	Kaman Corp.	12,006
3,893	Karat Packaging, Inc.	89,773
4,114	MRC Global, Inc. (a)	42,168
1,485	MSC Industrial Direct Co., Inc. - Class A	145,753
6,286	NOW, Inc. (a)	74,615
2,160	Rush Enterprises, Inc. - Class A	88,172
1,561	Rush Enterprises, Inc. - Class B	70,698
1,014	SiteOne Landscape Supply, Inc. (a)(b)	165,738
1,587	Textainer Group Holdings, Ltd. - ADR	59,116
2,662	Titan Machinery, Inc. (a)	70,756
650	Transcat, Inc. (a)	63,681
954	Triton International, Ltd. - ADR (c)(d)(e)	78,481
1,514	Veritiv Corp. (b)	255,715
519	Watsco, Inc. - Class A (b)	196,037
988	WESCO International, Inc.	142,094
1,336	Xometry, Inc. (a)	22,685

		2,679,172

	Water Utilities - 0.02%
244	American States Water Co.	19,198

	Wireless Telecommunication Services - 0.03%
1,576	Telephone and Data Systems, Inc.	28,857

	Total Common Stocks (Cost $65,348,936)	87,926,883

	INVESTMENT COMPANIES - 3.26%
	International Equity Funds - 3.26%
21,670	Vanguard Extended Market ETF	3,105,961

	Total Investment Companies (Cost $2,710,503)	3,105,961

	REAL ESTATE INVESTMENT TRUSTS - 3.80%
	Real Estate Investment Trusts - 3.80%
2,287	Acadia Realty Trust	32,818
483	Agree Realty Corp.	26,681
677	American Assets Trust, Inc.	13,168

Number of Shares		Value
	Real Estate Investment Trusts (Continued)
1,957	American Homes 4 Rent - Class A	$65,931
1,519	Americold Realty Trust, Inc.	46,193
5,448	Annaly Capital Management, Inc. (b)	102,477
6,603	Apartment Investment and Management Co. (a)	44,900
3,391	Apollo Commercial Real Estate Finance, Inc.	34,351
4,839	Apple Hospitality REIT, Inc. (b)	74,230
4,100	Arbor Realty Trust, Inc. (b)	62,238
1,690	Armada Hoffler Properties, Inc.	17,306
1,865	Blackstone Mortgage Trust, Inc. (b)	40,564
562	Boston Properties, Inc. (b)	33,428
11,688	Braemar Hotels & Resorts, Inc.	32,376
3,238	Brandywine Realty Trust	14,700
4,302	Brixmor Property Group, Inc.	89,396
1,826	Broadstone Net Lease, Inc.	26,112
650	Camden Property Trust	61,477
1,596	CBL & Associates Properties, Inc.	33,484
4,458	Chatham Lodging Trust	42,663
3,267	City Office REIT, Inc.	13,885
1,579	COPT Defense Properties	37,628
4,177	CoreCivic, Inc. (a)	46,991
2,150	Cousins Properties, Inc.	43,795
948	CubeSmart (b)	36,147
4,239	DiamondRock Hospitality Co. (b)	34,039
1,770	Douglas Emmett, Inc. (b)	22,585
1,084	Easterly Government Properties, Inc.	12,390
170	EastGroup Properties, Inc.	28,310
5,645	Empire State Realty Trust, Inc. - Class A	45,386
1,398	EPR Properties (b)	58,073
567	Equity LifeStyle Properties, Inc. (b)	36,124
1,203	Essential Properties Realty Trust, Inc.	26,021
260	Federal Realty Investment Trust	23,564
597	First Industrial Realty Trust, Inc.	28,411
1,492	Gaming and Leisure Properties, Inc.	67,961
539	Getty Realty Corp.	14,946
1,216	Gladstone Commercial Corp.	14,787
1,307	Global Medical REIT, Inc.	11,724
4,780	Hersha Hospitality Trust	47,131
1,400	Highwoods Properties, Inc. (b)	28,854
8,419	Host Hotels & Resorts, Inc. (b)	135,293
3,005	Hudson Pacific Properties, Inc.	19,983
1,665	Independence Realty Trust, Inc. (b)	23,427
1,544	JBG SMITH Properties	22,326
1,696	Kilroy Realty Corp. (b)	53,611
6,128	Kimco Realty Corp. (b)	107,792
3,552	Kite Realty Group Trust	76,084
216	Lamar Advertising Co. - Class A	18,030
1,583	LXP Industrial Trust (b)	14,089
5,334	Macerich Co.	58,194
5,837	Medical Properties Trust, Inc. (b)	31,812
415	National Storage Affiliates Trust	13,172
394	NexPoint Residential Trust, Inc.	12,679
952	NNN REIT, Inc.	33,644
2,535	Office Properties Income Trust	10,393
1,106	Omega Healthcare Investors, Inc. (b)	36,675
3,416	Orion Office REIT, Inc.	17,797
7,463	Paramount Group, Inc.	34,479
2,989	Park Hotels & Resorts, Inc. (b)	36,824
2,889	Pebblebrook Hotel Trust (b)	39,261
1,052	Phillips Edison & Co, Inc. (b)	35,284
1,431	Physicians Realty Trust (b)	17,444

See notes to financial statements.

GuideMark Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Number of Shares		Value
	REAL ESTATE INVESTMENT TRUSTS (Continued)
	Real Estate Investment Trusts (Continued)
3,538	Piedmont Office Realty Trust, Inc. - Class A	$19,884
1,082	Plymouth Industrial REIT, Inc.	22,668
1,113	Postal Realty Trust, Inc.	15,025
846	PotlatchDeltic Corp.	38,400
2,811	Ready Capital Corp. (b)	28,419
1,810	Regency Centers Corp.	107,586
1,973	Retail Opportunity Investments Corp.	24,426
361	Rexford Industrial Realty, Inc.	17,815
8,954	Rithm Capital Corp.	83,183
2,198	RLJ Lodging Trust	21,518
3,658	RPT Realty	38,628
471	Ryman Hospitality Properties, Inc.	39,225
2,930	Sabra Health Care REIT, Inc.	40,844
8,877	Service Properties Trust (b)	68,264
3,318	SITE Centers Corp.	40,911
439	SL Green Realty Corp. (b)	16,375
1,424	Spirit Realty Capital, Inc.	47,747
836	STAG Industrial, Inc. (b)	28,850
3,266	Starwood Property Trust, Inc. (b)	63,197
5,458	Summit Hotel Properties, Inc.	31,656
3,469	Sunstone Hotel Investors, Inc. (b)	32,435
2,574	Tanger Factory Outlet Centers, Inc. (b)	58,172
334	Terreno Realty Corp.	18,971
10,316	The Geo Group, Inc. (a)(b)	84,385
3,497	Uniti Group, Inc.	16,506
1,406	Urban Edge Properties (b)	21,456
2,160	Veris Residential, Inc.	35,640
2,380	Vornado Realty Trust (b)	53,978
4,727	Whitestone REIT	45,521
3,015	Xenia Hotels & Resorts, Inc. (b)	35,517

	Total Real Estate Investment Trusts (Cost $4,460,912)	3,618,740

	SHORT TERM INVESTMENTS - 0.64%
	Money Market Funds - 0.64%
608,786	JPMorgan U.S. Government Money Market Fund Effective Yield, 5.27% (f)	608,786

	Total Money Market Funds (Cost $608,786)	608,786

Number of Units		Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 19.90%
18,966,169	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 5.50% (f)	$18,966,169

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $18,966,169)	18,966,169

	Total Investments (Cost $92,095,306) - 119.88%	114,226,539
	Liabilities in Excess of Other Assets - (19.88)%	(18,938,691)

	TOTAL NET ASSETS - 100.00%	$95,287,848

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	Value determined using significant unobservable inputs. Classified as Level 3 in the fair value hierarchy.
(d)	As of September 30, 2023, the Valuation Committee has fair valued these securities. The value of these securities were $85,191, which represents 0.09% of total net assets.
(e)	These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities total $285,694, which represents 0.30% of the total assets.
(f)	Seven-day yield as of September 30, 2023.

Glossary of Terms

ADR	-	American Depositary Receipt

See notes to financial statements.

GuideMark World ex-US Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2023

Number of Shares		Value
	COMMON STOCKS - 95.46%
	Australia - 4.88%
1,541	Ampol, Ltd.	$33,270
1,362	Aristocrat Leisure, Ltd.	35,584
8,393	Australia & New Zealand Banking Group, Ltd.	137,659
20,936	BHP Billiton, Ltd.	588,110
30,278	BlueScope Steel, Ltd.	374,948
10,485	Brambles, Ltd.	96,321
1,623	Cochlear, Ltd.	265,820
26,268	Coles Group, Ltd.	262,177
4,886	Commonwealth Bank of Australia	312,099
7,418	Endeavour Group, Ltd.	25,045
9,558	Fortescue Metals Group, Ltd.	127,055
8,917	IDP Education Ltd.	122,031
10,764	Insurance Australia Group, Ltd.	39,047
1,054	Macquarie Group, Ltd.	112,871
35,223	Medibank Private, Ltd.	77,742
12,127	National Australia Bank, Ltd.	225,130
3,569	Newcrest Mining, Ltd.	56,235
16,215	Northern Star Resources, Ltd.	107,672
68,891	Pilbara Minerals Ltd.	187,948
15,039	Qantas Airways, Ltd. (a)	49,787
4,790	QBE Insurance Group, Ltd.	47,983
1,187	REA Group, Ltd.	117,231
1,735	Rio Tinto, Ltd.	125,142
15,953	Santos, Ltd.	80,420
1,563	Sonic Healthcare, Ltd.	29,845
4,939	Suncorp Group, Ltd.	44,005
32,663	Telstra Corp., Ltd.	80,699
102,440	The Lottery Corp., Ltd.	309,575
6,295	Transurban Group - Stapled Security	51,151
3,984	Washington H Soul Pattinson & Co., Ltd.	83,109
6,713	Wesfarmers, Ltd.	227,195
11,645	Westpac Banking Corp.	157,412
2,028	WiseTech Global, Ltd.	84,183
6,680	Woodside Energy Group, Ltd.	155,317
13,689	Woolworths, Ltd.	327,731

		5,157,549

	Austria - 0.58%
3,307	Erste Group Bank AG	114,214
5,668	OMV AG	270,730
8,288	voestalpine AG	225,643

		610,587

	Belgium - 0.66%
4,191	Ageas SA	172,612
3,233	Anheuser-Busch InBev SA	179,225
1,528	KBC Group NV	95,128
6	Lotus Bakeries NV	48,749
801	Solvay SA	88,518
1,401	UCB SA	114,755

		698,987

	Canada - 9.63%
323	Agnico Eagle Mines, Ltd.	14,677
5,917	Alimentation Couche-Tard, Inc.	300,500
25,402	ARC Resources, Ltd.	405,460
2,981	Bank of Montreal	251,473
1,961	Brookfield Asset Management Ltd. - Class A	65,345
1,596	BRP, Inc. - Subordinate Voting Shares	120,806
1,250	Canadian Imperial Bank of Commerce	48,252
168	Canadian National Railway Co.	18,193

Number of Shares		Value
	Canada (Continued)
7,088	Canadian Natural Resources, Ltd.	$458,391
1,666	Canadian Pacific Kansas City Ltd.	123,835
28,169	Cenovus Energy, Inc.	586,504
1,931	CGI, Inc. (a)	190,335
282	Constellation Software, Inc.	582,181
450	Descartes Systems Group, Inc. (a)	33,028
5,138	Dollarama, Inc.	353,995
4,894	Element Fleet Management Corp.	70,226
15,431	Empire Co., Ltd. - Series A	419,787
2,452	Enbridge, Inc.	81,327
363	Fairfax Financial Holdings, Ltd.	296,325
1,918	First Quantum Minerals, Ltd.	45,315
513	FirstService Corp.	74,617
258	Franco-Nevada Corp.	34,444
2,699	George Weston, Ltd.	299,319
674	GFL Environmental, Inc. - Subordinate Voting Shares	21,402
4,541	Great-West Lifeco, Inc.	129,920
2,575	iA Financial Corp., Inc.	161,524
5,230	Imperial Oil, Ltd.	322,137
5,094	Loblaw Cos., Ltd.	432,798
3,814	Lundin Mining Corp.	28,445
220	Magna International, Inc.	11,790
18,940	Manulife Financial Corp.	346,100
1,993	Metro, Inc.	103,505
517	National Bank of Canada	34,345
3,503	Nutrien, Ltd.	216,331
5,757	Parkland Corp. (a)	168,397
1,887	Pembina Pipeline Corp.	56,739
4,813	Power Corp. of Canada	122,535
1,749	Quebecor, Inc. - Class B	37,485
2,233	Restaurant Brands International, Inc.	148,702
7,250	Royal Bank of Canada	633,591
5,107	Saputo, Inc.	106,784
1,811	Shopify, Inc. - Class A (a)	98,853
1,387	Stantec, Inc.	89,996
1,085	Sun Life Financial, Inc.	52,938
13,180	Suncor Energy, Inc.	453,258
305	Teck Resources, Ltd. - Class B (a)	13,127
866	TFI International, Inc.	111,220
3,384	The Bank of Nova Scotia	151,679
7,554	The Toronto-Dominion Bank	455,103
1,187	Thomson Reuters Corp.	145,210
1,733	Tourmaline Oil Corp.	87,208
1,869	West Fraser Timber Co., Ltd.	135,691
3,022	WSP GLOBAL, Inc.	426,518

		10,177,666

	Denmark - 3.31%
173	A.P. Moeller - Maersk AS - Class A	306,158
176	A.P. Moeller - Maersk AS - Class B	316,605
182	Carlsberg AS - Series B	22,947
361	Coloplast AS - Series B	38,200
5,071	Danske Bank AS	117,678
154	DSV AS	28,696
273	Genmab AS (a)	96,656
22,470	Novo Nordisk A/S - Series B	2,045,922
3,087	Pandora AS	318,552
591	Rockwool International AS - B Shares	142,836
1,447	Demant A/S (a)	59,749

		3,493,999

See notes to financial statements.

GuideMark World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	Finland - 0.51%
7,849	Nokia OYJ	$29,513
17,312	Nordea Bank Abp	189,804
8,195	Orion OYJ - Class B	321,947

		541,264

	France - 9.90%
1,553	Accor SA	52,234
1,255	Air Liquide SA	211,382
1,168	Alstom SA	27,760
1,231	Arkema SA	121,181
12,537	AXA SA	371,959
1,596	BioMerieux	154,398
6,047	BNP Paribas SA	384,506
28,778	Bollore SA	154,457
826	Bureau Veritas SA	20,482
718	Capgemini SE	125,287
18,033	Carrefour SA	309,719
6,816	Cie de Saint-Gobain	407,940
22,232	Credit Agricole SA	273,338
562	Danone SA	30,999
1,041	Dassault Aviation SA	196,072
1,454	Dassault Systemes SE	54,005
2,264	Edenred	141,627
3,602	Eiffage SA	341,893
10,663	Engie SA	163,530
620	EssilorLuxottica SA	107,846
4,440	Eurazeo SE	264,203
291	Hermes International	530,443
4,309	Ipsen SA	564,573
296	Kering SA	134,491
11,463	La Francaise des Jeux SAEM	372,314
1,643	L’Oreal SA	680,879
1,503	LVMH Moet Hennessy Louis Vuitton SE	1,134,511
1,090	Orange SA	12,503
1,978	Publicis Groupe SA	149,720
128	Remy Cointreau SA	15,605
1,496	Renault SA	61,211
1,214	Safran SA	190,245
5,846	Sanofi-Aventis SA	627,716
130	Sartorius Stedim Biotech	30,927
878	Schneider Electric SE	144,688
367	SEB SA	34,236
7,335	Societe Generale SA	177,490
251	Sodexo SA	25,840
1,200	Thales SA	168,652
15,281	Total SA	1,004,716
8,405	Valeo SA	144,229
2,687	Vinci SA	297,266
607	Wendel SA	47,980

		10,465,053

	Germany - 8.08%
1,947	adidas AG	341,521
1,278	Allianz SE	304,134
4,590	Bayer AG	220,432
3,555	Bayerische Motoren Werke AG	361,071
956	Bechtle AG	44,521
780	Beiersdorf AG	100,612
682	Carl Zeiss Meditec AG	59,452
21,293	Commerzbank AG	241,662

Number of Shares		Value
	Germany (Continued)
5,744	Daimler AG	$399,764
1,367	Daimler Truck Holding AG	47,331
31,754	Deutsche Bank AG	348,985
782	Deutsche Boerse AG	135,049
38,688	Deutsche Lufthansa AG (a)	306,154
11,721	Deutsche Post AG	475,586
20,409	Deutsche Telekom AG	428,116
11,378	E.ON SE	134,556
7,795	Fresenius Medical Care AG & Co. KGaA	335,122
10,793	Fresenius SE & Co. KGaA	335,233
773	Hannover Rueck SE	169,611
2,840	HeidelbergCement AG	219,959
11,068	HelloFresh SE (a)	328,880
2,061	Infineon Technologies AG	68,262
1,861	Knorr-Bremse AG	117,982
985	Merck KGaA	164,207
559	MTU Aero Engines AG	101,240
555	Muenchener Rueckversicherungs-Gesellschaft AG	216,146
4,753	Nemetschek SE	289,261
3,492	Puma SE	215,919
466	Rational AG	294,840
986	Rheinmetall AG	253,650
3,600	SAP SE	465,991
2,063	Siemens AG	294,821
17,153	Siemens Energy AG (a)	223,550
2,766	Talanx AG	175,060
68,374	Telefonica Deutschland Holding AG	122,292
8,891	Zalando SE (a)	197,543

		8,538,515

	Hong Kong - 1.81%
11,454	AIA Group, Ltd.	92,630
26,522	BOC Hong Kong Holdings, Ltd.	72,402
47,360	CK Hutchison Holdings, Ltd.	251,438
4,485	Galaxy Entertainment Group, Ltd.	26,837
4,480	Hong Kong Exchange & Clearing, Ltd.	166,265
6,802	Jardine Matheson Holdings, Ltd.	315,215
114,139	New World Development Co., Ltd.	221,303
15,765	Sino Land Co., Ltd.	17,730
129,012	SITC International Holdings Co., Ltd.	216,457
19,476	Swire Pacific, Ltd. - Class A	131,181
10,078	Techtronic Industries Co., Ltd.	97,289
585,065	WH Group, Ltd.	306,234

		1,914,981

	Ireland - 0.79%
36,067	AIB Group PLC	161,660
15,858	Bank of Ireland Group PLC	155,022
2,200	CRH PLC - ADR (a)	120,406
1,985	DCC PLC	111,140
4,966	James Hardie Industries PLC (a)	129,877
206	Kingspan Group PLC	15,430
213	Kingspan Group PLC	15,907
744	Flutter Entertainment PLC (a)	121,369

		830,811

	Isle Of Man - 0.02%
1,543	Entain PLC	17,500

	Israel - 0.64%
2,155	Bank Leumi Le-Israel BM	17,856
158	Check Point Software Technologies, Ltd. - ADR (a)	21,058

See notes to financial statements.

GuideMark World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	Israel (Continued)
228	Elbit Systems, Ltd.	$45,191
8,906	ICL Group, Ltd.	49,144
405	Mizrahi Tefahot Bank, Ltd.	14,707
198	Monday.com Ltd. - ADR (a)	31,526
37,883	Teva Pharmaceutical Industries, Ltd. - ADR (a)(b)	386,407
1,151	Wix.com, Ltd. - ADR (a)	105,662

		671,551

	Italy - 1.82%
12,098	Assicurazioni Generali SpA	246,949
7,670	Enel SpA	47,038
24,355	Eni SpA	391,234
6,120	FinecoBank Banca Fineco SpA	73,901
52,897	Intesa Sanpaolo SpA	135,481
6,366	Mediobanca Banca di Credito Finanziario SpA	83,930
5,603	Moncler SpA	324,722
19,325	Poste Italiane SpA	202,938
4,534	Prysmian SpA	181,987
9,915	UniCredit SpA	236,239

		1,924,419

	Japan - 21.12%
14,864	Advantest Corp.	414,609
2,376	Aeon Co., Ltd.	47,064
4,076	Aisin Seiki Co., Ltd.	154,012
4,923	Ajinomoto Co., Inc.	189,824
3,487	ANA Holdings, Inc. (a)(b)	73,011
4,238	Asahi Group Holdings, Ltd.	158,309
18,469	Astellas Pharma, Inc.	255,641
4,568	Bandai Namco Holdings, Inc.	92,915
6,639	BayCurrent Consulting, Inc.	221,230
2,016	Bridgestone Corp.	78,559
4,787	Brother Industries, Ltd.	77,109
3,405	Canon, Inc.	82,022
6,014	Capcom Co., Ltd.	216,454
21,048	Chiba Bank Ltd.	152,916
1,659	Chubu Electric Power Co., Inc.	21,119
4,663	Chugai Pharmaceutical Co., Ltd.	143,779
8,680	Concordia Financial Group Ltd.	39,542
19,405	CyberAgent, Inc.	104,458
5,669	Dai-ichi Life Holdings, Inc.	117,033
7,283	Daiichi Sankyo Co., Ltd.	199,389
237	Daikin Industries, Ltd.	37,155
834	Daito Trust Construction Co., Ltd.	87,848
1,887	Daiwa House Industry Co., Ltd.	50,646
3,664	Denso Corp.	58,792
756	Dentsu, Inc.	22,235
975	Disco Corp.	180,137
3,306	Don Quijote Co., Ltd.	69,383
1,252	East Japan Railway Co.	71,648
3,987	Eisai Co., Ltd.	220,975
846	Fast Retailing Co., Ltd.	184,272
1,009	Fujitsu, Ltd.	118,670
716	GMO Payment Gateway, Inc.	39,068
2,175	Hakuhodo DY Holdings, Inc.	17,866
556	Hamamatsu Photonics KK	23,382
2,172	Hankyu Hanshin Holdings, Inc.	74,110
314	Hikari Tsushin, Inc.	47,821
681	Hitachi Construction Machinery Co., Ltd.	20,666
4,390	Hitachi, Ltd.	272,082

Number of Shares		Value
	Japan (Continued)
57,837	Honda Motor Co., Ltd.	$650,649
769	Hoshizaki Corp.	26,695
3,432	Hoya Corp.	351,497
681	IBIDEN Co., Ltd.	36,120
2,618	Iida Group Holdings Co., Ltd.	43,444
33,793	Inpex Corp.	506,839
3,295	Isuzu Motors, Ltd.	41,423
11,870	ITOCHU Corp.	428,672
8,006	Japan Airlines Co., Ltd.	155,550
5,641	Japan Post Bank Co., Ltd.	49,087
43,419	Japan Post Holdings Co., Ltd.	347,358
17,610	Japan Post Insurance Co., Ltd.	296,171
9,060	Japan Tobacco, Inc.	208,453
14,429	JFE Holdings, Inc.	211,303
5,052	Kajima Corp.	82,237
1,400	Kao Corp.	51,891
5,648	Kawasaki Kisen Kaisha Ltd. (b)	192,743
3,371	KDDI Corp.	103,188
2,014	Keisei Electric Railway Co., Ltd.	69,762
278	Keyence Corp.	102,812
4,431	Kintetsu Group Holdings Co., Ltd.	125,631
3,453	Kirin Holdings Co., Ltd.	48,344
1,988	Komatsu, Ltd.	53,619
2,794	Kose Corp.	202,515
30,501	Marubeni Corp.	475,457
8,136	MatsukiyoCocokara & Co.	145,740
25,078	Mazda Motor Corp.	284,748
1,805	McDonald’s Holdings Co. Japan, Ltd.	68,968
7,043	MISUMI Group, Inc.	109,677
26,015	Mitsubishi Chemical Holdings Corp.	163,896
13,599	Mitsubishi Corp.	647,997
6,630	Mitsubishi Electric Corp.	81,910
362	Mitsubishi Heavy Industries, Ltd.	20,191
44,033	Mitsubishi UFJ Financial Group, Inc.	373,143
37,633	Mitsubishi UFJ Lease & Finance Co., Ltd.	250,752
15,869	Mitsui & Co., Ltd.	575,568
10,675	Mitsui OSK Lines, Ltd. (b)	293,339
18,464	Mizuho Financial Group, Inc.	313,481
19,351	MonotaRO Co., Ltd.	206,305
1,282	MS & AD Insurance Group Holdings, Inc.	46,914
560	NEC Corp.	30,925
2,612	NGK Insulators, Ltd.	34,618
2,382	Nintendo Co., Ltd.	98,979
3,881	NIPPON EXPRESS HOLDINGS, Inc.	202,510
8,838	Nippon Steel & Sumitomo Metal Corp.	207,058
321,026	Nippon Telegraph & Telephone Corp.	379,978
14,153	Nippon Yusen Kabushiki Kaisha	367,480
976	Nissan Chemical Industries, Ltd.	41,489
1,204	Nissin Foods Holdings Co., Ltd.	100,044
803	Nitori Holdings Co., Ltd.	89,531
24,250	Obayashi Corp.	213,397
10,704	Olympus Corp.	138,975
1,468	OMRON Corp.	65,328
3,301	Ono Pharmaceutical Co., Ltd.	63,308
1,906	Oracle Corp.	141,187
2,982	Oriental Land Co., Ltd.	97,832
7,117	ORIX Corp.	132,891
729	Otsuka Holdings Co., Ltd.	25,883
20,055	Panasonic Corp.	226,376
144,020	Persol Holdings Co., Ltd.	233,920

See notes to financial statements.

GuideMark World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	Japan (Continued)
12,383	Recruit Holdings Co., Ltd.	$378,858
4,716	Renesas Electronics Corp. (a)	72,037
34,608	Resona Holdings, Inc.	191,354
9,748	Ricoh Co., Ltd.	84,105
249	Secom Co., Ltd.	16,892
3,298	Seiko Epson Corp.	51,794
3,875	Sekisui House, Ltd.	77,118
5,745	Seven & I Holdings Co., Ltd.	224,918
3,295	Shin-Etsu Chemical Co., Ltd.	95,705
7,729	Shiseido Co., Ltd.	270,856
18,261	Shizuoka Financial Group, Inc.	148,818
7,525	SoftBank Corp.	85,170
1,941	SoftBank Group Corp.	81,766
644	Sompo Holdings, Inc.	27,600
1,109	Sony Corp.	90,689
2,410	Square Enix Holdings Co., Ltd.	82,580
15,388	Subaru Corp.	299,212
9,264	Sumitomo Corp.	184,890
10,196	Sumitomo Mitsui Financial Group, Inc.	500,889
4,317	Sumitomo Mitsui Trust Holdings, Inc.	162,522
611	Suntory Beverage & Food, Ltd.	18,595
293	Suzuki Motor Corp.	11,785
2,203	Sysmex Corp.	104,680
1,357	T&D Holdings, Inc.	22,316
1,209	Taisei Corp.	42,552
1,551	Taiyo Nippon Sanso Corp.	36,722
9,964	Takeda Pharmaceutical Co., Ltd.	308,849
1,513	The Kansai Electric Power Co., Inc.	20,947
2,406	TIS, Inc.	52,906
3,809	Tobu Railway Co Ltd.	97,897
8,800	Tokio Marine Holdings, Inc.	203,753
2,516	Tokyo Electron, Ltd.	343,666
11,827	Tokyo Gas Co., Ltd.	268,149
1,396	Toppan Printing Co., Ltd.	33,394
6,682	Toray Industries, Inc.	34,767
361	Toyota Industries Corp.	28,416
15,513	Toyota Motor Corp.	278,308
3,681	Toyota Tsusho Corp.	216,502
1,795	Trend Micro, Inc.	67,947
842	Unicharm Corp.	29,771
14,448	Welcia Holdings Co., Ltd.	249,501
1,595	West Japan Railway Co.	66,002
5,026	Yakult Honsha Co., Ltd.	122,066
4,481	Yamaha Motor Co., Ltd.	117,792
844	Yaskawa Electric Corp.	30,393
879	Yokogawa Electric Corp.	16,965
7,430	Zensho Holdings Co Ltd.	322,645
14,823	ZOZO, Inc.	271,427

		22,318,035

	Jersey - 0.39%
73,315	Glencore PLC	417,496

	Luxembourg - 0.13%
751	Eurofins Scientific SE	42,324
5,727	Tenaris SA	90,464

		132,788

	Macau - 0.06%
21,135	Sands China, Ltd. (a)	64,271

Number of Shares		Value
	Netherlands - 4.38%
10,389	ABN AMRO Group NV	$146,823
16	Adyen NV (a)	11,863
2,252	AerCap Holdings NV - ADR (a)	141,133
1,225	Airbus SE	163,964
15,970	ArcelorMittal	399,826
96	ASM International NV	40,089
1,656	ASML Holding NV	974,971
1,020	BE Semiconductor Industries NV	99,763
12,207	CNH Industrial NV	148,189
3,469	Davide Campari-Milano NV	40,838
2,663	EXOR NV	235,539
518	Ferrari NV	152,699
1,272	Ferrovial SE	38,868
668	Heineken Holding NV	50,341
152	Heineken NV	13,400
11,801	ING Groep NV	155,538
1,835	JDE Peet’s NV	51,256
16,450	Koninklijke Ahold Delhaize NV	495,798
2,637	Koninklijke Philips NV (a)	52,614
1,999	Prosus NV	58,893
506	Qiagen NV (a)	20,417
4,762	Randstad Holding NV	263,082
18,849	Stellantis NV	360,929
3,906	STMicroelectronics NV	168,439
2,164	Universal Music Group NV	56,472
2,409	Wolters Kluwer NV	291,671

		4,633,415

	New Zealand - 0.29%
1,088	EBOS Group Ltd.	22,289
12,639	Fisher & Paykel Healthcare Corp., Ltd.	162,956
1,714	Xero, Ltd. (a)	123,267

		308,512

	Norway - 0.66%
1,872	Aker BP ASA	51,690
2,519	DNB Bank ASA	50,611
10,682	Equinor ASA	350,071
6,408	Gjensidige Forsikring ASA	94,028
2,889	Kongsberg Gruppen ASA	119,066
886	Yara International ASA	33,455

		698,921

	Portugal - 0.44%
7,146	Galp Energia SGPS SA	105,848
16,087	Jeronimo Martins SGPS SA	361,285

		467,133

	Singapore - 1.79%
7,071	DBS Group Holdings, Ltd.	173,661
187,604	Genting Singapore Ltd.	115,815
11,790	Jardine Cycle & Carriage, Ltd.	274,874
32,790	Keppel Corp., Ltd.	162,830
19,839	Oversea-Chinese Banking Corp., Ltd.	185,535
30,965	SembCorp Industries Ltd.	115,094
552,950	Seatrium Ltd. (a)	54,068
33,509	Singapore Airlines, Ltd.	158,069
24,983	Singapore Exchange, Ltd.	177,730
6,132	United Overseas Bank, Ltd.	127,718
126,928	Wilmar International, Ltd.	345,408

		1,890,802

See notes to financial statements.

GuideMark World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	Spain - 2.33%
8,391	ACS, Actividades de Construccion y Servicios SA	$301,654
470	Amadeus IT Holdings SA	28,389
45,232	Banco Bilbao Vizcaya Argentaria SA	366,059
108,430	Banco Santander SA	412,909
24,079	CaixaBank SA	95,931
2,519	Iberdrola SA	28,174
14,978	Industria de Diseno Textil SA	557,362
1,219	Naturgy Energy Group SA	33,163
21,834	Repsol SA	359,148
67,751	Telefonica SA	276,786

		2,459,575

	Sweden - 2.20%
3,993	Alfa Laval AB	136,792
1,962	Assa Abloy AB - Series B	42,632
14,765	Atlas Copco AB - A Shares	198,304
11,710	Atlas Copco AB - B Shares	136,949
2,900	EPIROC AB	46,392
2,120	EPIROC AB	40,253
2,941	Essity AB - Class B	63,429
767	Evolution AB	77,397
30,767	Hennes & Mauritz AB - B Shares	436,282
599	Indutrade AB	11,063
3,853	Investor AB	73,764
1,712	Saab AB - Series B	87,133
3,262	Securitas AB - B Shares	25,793
5,280	Skandinaviska Enskilda Banken AB - Class A	62,947
4,057	Svenska Handelsbanken AB - Class A	36,099
9,391	Swedbank AB - A Shares	172,620
3,749	Swedish Orphan Biovitrum AB (a)	76,602
34,143	Telefonaktiebolaget LM Ericsson - B Shares (b)	166,337
4,919	Volvo AB - A Shares	102,151
6,262	Volvo AB - B Shares	128,982
49,589	Volvo Car AB - Class B (a)	200,579

		2,322,500

	Switzerland - 7.17%
4,065	ABB, Ltd.	145,093
234	Baloise Holding AG	33,878
712	Banque Cantonale Vaudoise	125,342
1,104	BKW AG	115,525
1,752	Cie Financiere Richemont SA	213,364
2,925	Coca-Cola HBC AG	79,981
153	EMS-Chemie Holding AG	103,680
382	Geberit AG	190,495
310	Helvetta Holding	43,303
1,592	Julius Baer Group, Ltd.	101,901
1,187	Kuehne & Nagel International AG	337,263
3,774	LafargeHolcim, Ltd.	241,570
2,971	Logitech International SA	204,400
12,134	Nestle SA	1,373,521
11,069	Novartis AG	1,130,462
288	Partners Group Holding AG	323,307
529	Roche Holding AG	155,413
3,897	Roche Holdings AG - Non-Voting Shares	1,063,885
2,900	SGS SA	243,384
444	Sonova Holding AG	105,084
1,111	Straumann Holding AG	141,407
145	Swiss Life Holding AG	90,216
652	Swiss Re AG	66,961

Number of Shares		Value
	Switzerland (Continued)
1,072	The Swatch Group AG - Group I	$52,355
350	The Swatch Group AG - Group N	89,643
15,965	UBS Group AG	393,253
487	VAT Group AG	173,783
522	Zurich Insurance Group AG	238,844

		7,577,313

	United Kingdom - 11.87%
13,090	3i Group PLC	329,486
8,419	Admiral Group PLC	243,308
681	Ashtead Group PLC	41,298
2,198	Associated British Foods PLC	55,223
8,426	AstraZeneca PLC	1,136,544
54,377	Auto Trader Group PLC	408,590
22,094	BAE Systems PLC	268,485
117,452	Barclays PLC	226,382
30,562	Barratt Developments PLC	163,863
2,152	Berkeley Group Holdings PLC	107,471
112,519	BP PLC	725,295
10,175	British American Tobacco PLC	319,484
3,422	Bunzl PLC	121,871
13,702	Burberry Group PLC	317,545
125,229	Centrica PLC	235,546
64,356	Coca-Cola European Partners PLC - ADR	91,283
6,855	Compass Group PLC	166,863
4,370	Diageo PLC	161,115
4,417	Experian PLC	144,470
21,282	GSK PLC	385,075
17,164	Haleon PLC	71,147
28,067	Hargreaves Lansdown PLC	263,971
4,111	Hikma Pharmaceuticals PLC	104,392
74,301	HSBC Holdings PLC	581,438
9,056	Imperial Brands PLC	183,715
8,800	Informa PLC	80,357
1,144	InterContinental Hotels Group PLC	84,604
114,711	J. Sainsbury PLC	353,258
185,307	JD Sports Fashion PLC	336,618
37,023	Kingfisher PLC	100,504
51,867	Legal & General Group PLC	139,955
346,606	Lloyds Banking Group PLC	186,265
234	London Stock Exchange Group PLC	23,453
10,587	Melrose Industries PLC	60,350
43,379	NatWest Group PLC	124,089
3,778	Next PLC	335,079
1,587	Reckitt Benckiser Group PLC	111,917
10,539	RELX PLC	355,587
4,111	Rio Tinto PLC	258,142
52,481	Rolls-Royce Holdings PLC (a)	140,618
35,586	Shell PLC	1,127,877
4,774	Smith & Nephew PLC	59,248
1,936	Smiths Group PLC	38,116
17,403	St. James’s Place PLC	175,579
21,287	Standard Chartered PLC	195,789
89,024	Tesco PLC	286,346
29,375	The Sage Group PLC	353,498
7,363	Unilever PLC	364,226
396,042	Vodafone Group PLC	371,252
3,161	Wise PLC - Class A (a)	26,361

		12,542,948

	Total Common Stocks (Cost $80,242,796)	100,876,591

See notes to financial statements.

GuideMark World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Number of Shares		Value
	INVESTMENT COMPANIES - 3.29%
	Canada - 0.29%
8,909	iShares MSCI Canada ETF	$300,371

	Japan - 3.00%
45,114	iShares MSCI EAFE ETF (b)	3,172,732

	Total Investment Companies (Cost $3,585,528)	3,473,103

	PREFERRED STOCKS - 0.33%
	Germany - 0.33%
3,083	Bayerische Motoren Werke AG - Preference Shares	286,968
934	Henkel AG & Co. KGaA - Preference Shares	66,509

	Total Preferred Stocks (Cost $296,168)	353,477

	REAL ESTATE INVESTMENT TRUSTS - 0.03%
	Australia - 0.03%
10,739	Stockland	26,877

	Total Real Estate Investment Trusts (Cost $27,944)	26,877

	WARRANTS - 0.00% (d)
	Canada - 0.00%
282	Constellation Software, Inc. (a)(e)(f)	0

	Total Warrants (Cost $0)	0

	SHORT TERM INVESTMENTS - 0.27%
	Money Market Funds - 0.27%
282,228	JPMorgan U.S. Government Money Market Fund Effective Yield, 5.27% (c)	282,228

	Total Money Market Funds (Cost $282,228)	282,228

Number of Units		Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 3.95%
4,169,557	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 5.50% (c)	$4,169,557

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $4,169,557)	4,169,557

	Total Investments (Cost $88,604,221) - 103.33%	109,181,833
	Liabilities in Excess of Other Assets - (3.33)%	(3,507,703)

	TOTAL NET ASSETS - 100.00%	$105,674,130

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	Seven-day yield as of September 30, 2023.
(d)	Less than 0.1%.
(e)	Value determined using significant unobservable inputs. Classified as Level 3 in the fair value hierarchy.
(f)	As of September 30, 2023, the Valuation Committee has fair valued these securities. The value of these securites were $0, which represents 0.00% of total net assets.

Glossary of Terms

ADR	-	American Depositary Receipt

See notes to financial statements.

GuideMark World ex-US Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY (Unaudited)

September 30, 2023

COMMON STOCKS
Aerospace & Defense	1.70%
Air Freight & Logistics	0.79%
Airlines	0.44%
Auto Components	0.42%
Automobiles	3.05%
Banks	9.74%
Beverages	0.83%
Biotechnology	0.16%
Building Products	0.81%
Capital Markets	2.48%
Chemicals	1.13%
Commercial Services & Supplies	0.45%
Communications Equipment	0.19%
Construction & Engineering	1.74%
Construction Materials	0.67%
Consumer Staples Distribution & Retail	0.14%
Distributors	0.26%
Diversified Consumer Services	0.12%
Diversified Financial Services	0.79%
Diversified Telecommunication Services	1.33%
Electric Utilities	0.57%
Electrical Equipment	0.55%
Electronic Equipment, Instruments & Components	0.52%
Energy Equipment & Services	0.09%
Entertainment	0.34%
Financial Services	0.30%
Food & Staples Retailing	4.57%
Food Products	2.93%
Gas Utilities	0.29%
Ground Transportation	0.32%
Health Care Equipment & Supplies	1.60%
Health Care Providers & Services	0.68%
Hotels, Restaurants & Leisure	2.00%
Household Durables	0.80%
Household Products	0.24%
Industrial Conglomerates	1.11%
Insurance	4.99%
Interactive Media & Services	0.50%
Internet & Direct Marketing Retail	0.50%
IT Services	0.72%
Leisure Products	0.20%
Life Sciences Tools & Services	0.09%
Machinery	1.83%
Marine	1.26%
Marine Transportation	0.66%
Media	0.39%
Metals & Mining	3.24%
Multiline Retail	0.93%
Multi-Utilities	0.49%

Oil & Gas	0.38%
Oil, Gas & Consumable Fuels	7.05%
Paper & Forest Products	0.13%
Passenger Airlines	0.26%
Personal Products	1.25%
Pharmaceuticals	9.11%
Professional Services	2.04%
Real Estate Management & Development	0.55%
Road & Rail	0.43%
Semiconductors & Semiconductor Equipment	2.24%
Software	2.22%
Specialty Retail	1.66%
Technology Hardware, Storage & Peripherals	0.50%
Textiles, Apparel & Luxury Goods	3.58%
Tobacco	0.67%
Trading Companies & Distributors	2.88%
Transportation Infrastructure	0.05%
Wireless Telecommunication Services	0.51%

TOTAL COMMON STOCKS	95.46%

INVESTMENT COMPANIES
International Equity Funds	3.29%

TOTAL INVESTMENT COMPANIES	3.29%

PREFERRED STOCKS
Automobiles	0.27%
Household Products	0.06%

TOTAL PREFERRED STOCKS	0.33%

REAL ESTATE INVESTMENT TRUSTS
Real Estate Investment Trusts	0.03%

TOTAL REAL ESTATE INVESTMENT TRUSTS	0.03%

WARRANTS
Software	0.00%

TOTAL WARRANTS	0.00%

SHORT TERM INVESTMENTS
Money Market Funds	0.27%

TOTAL SHORT TERM INVESTMENTS	0.27%

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL
Private Investment Funds	3.95%

TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	3.95%

TOTAL INVESTMENTS	103.33%
Liabilities in Excess of Other Assets	(3.33)%

TOTAL NET ASSETS	100.00%

Percentages are stated as a percent of net assets.

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2023

Principal Amount		Value
	ASSET BACKED SECURITIES - 9.17%
	Affirm Asset Securitization Trust
167	Series 2020-Z1A, 3.460%, 10/15/2024 (Callable 10/15/2023) (c)(g)	$166
6,783	Series 2020-Z2A, 1.900%, 01/15/2025 (Callable 10/15/2023) (c)(g)	6,734
145,000	Series 2023-A1A, 6.610%, 01/18/2028 (Callable 01/15/2025) (c)(g)	144,352
285,000	Aligned Data Centers Issuer LLC Series 2023-1 A-2, 6.000%, 08/17/2048 (Callable 08/15/2026) (c)	274,478
	American Credit Acceptance Receivables Trust
25,000	Series 2022-3B, 4.550%, 10/13/2026 (Callable 04/13/2025) (c)	24,848
125,000	Series 2023-3B, 6.090%, 11/12/2027 (Callable 12/12/2026) (c)	124,869
150,000	AmeriCredit Automobile Receivables Trust Series 2019-3D, 2.580%, 09/18/2025 (Callable 03/18/2024)	147,538
86,195	Amur Equipment Finance Receivables XI LLC Series 2022-2 A-2, 5.300%, 06/21/2028 (Callable 06/20/2026) (c)	85,432
300,000	ARI Fleet Lease Trust Series 2023-A A-2, 5.410%, 02/17/2032 (Callable 06/15/2026) (c)	297,514
99,122	Avant Loans Funding Trust Series 2021-REV1 A, 1.210%, 07/15/2030 Callable 10/15/2023) (c)(g)	97,873
140,000	Avis Budget Rental Car Funding AESOP LLC Series 2023-7 A, 6.300%, 08/21/2028 (c)	139,741
450,000	Bain Capital Credit CLO Ltd. Series 2017-2A AR2, 6.793% (3 Month LIBOR USD + 1.442%, 1.180% Floor), 07/25/2034 (Callable 10/25/2023) (a)(c)	446,354
33,725	BHG Securitization Trust Series 2021-B A, 0.900%, 10/17/2034 Callable 02/17/2028) (c)(g)	32,442
260,000	BlueMountain CLO, Ltd. Series 2019-24A AR, 6.688% (3 Month LIBOR USD + 1.362%, 1.100% Floor ), 04/20/2034 (Callable 10/20/2023) (a)(c)	257,678
380,000	Carvana Auto Receivables Trust Series 2022-P2, 4.130%, 04/12/2027 (Callable 10/10/2027)	372,791
	CF Hippolyta Issuer LLC
89,945	Series 2020-1 A1, 1.690%, 07/15/2060 (Callable 10/15/2023) (c)	81,782
87,644	Series 2020-1 A2, 1.990%, 07/15/2060 (Callable 07/15/2024) (c)	73,602
94,245	Series 2021-1A A1, 1.530%, 03/15/2061 (Callable 03/15/2024) (c)	82,853
107,484	Series 2022-1A A1, 5.970%, 08/15/2062 (c)	104,712
232,436	Chesapeake Funding II LLC Series 2023-1A A-1, 5.650%, 05/15/2035 (Callable 11/15/2025) (c)	230,987
65,000	CNH Equipment Trust Series 2023-A A4, 4.770%, 10/15/2030 (Callable 08/15/2027)	63,424
321,191	CPS Auto Receivables Trust Series 2023-B A, 5.910%, 08/16/2027 (Callable 06/15/2027) (c)	320,719

Principal Amount		Value
	ASSET BACKED SECURITIES (Continued)
604,238	DB Master Finance LLC Series 2021-1A A23, 2.791%, 11/20/2051 (Callable 11/20/2027) (c)(g)	$467,453
110,000	DLLAA LLC Series 2023-1, 5.640%, 02/22/2028 (Callable 12/20/2027) (c)	110,071
	Domino’s Pizza Master Issuer LLC
180,975	Series 2018-1, 4.116%, 07/25/2048 (Callable 10/25/2023) (c)(g)	172,166
72,375	Series 2019-1, 3.668%, 10/25/2049 (Callable 10/25/2026) (c)(g)	62,777
185,725	Series 2021-1A A2I, 2.662%, 04/25/2051 (Callable 10/25/2025) (c)(g)	156,939
58,034	Drive Auto Receivables Trust Series 2019-4, 2.700%, 02/16/2027 (Callable 12/15/2023)	57,587
110,000	DT Auto Owner Trust Series 2023-2A-B, 5.410%, 02/15/2029 (Callable 09/15/2026) (c)	108,450
145,000	Enterprise Fleet Financing 2023-1 LLC Series 2023-1 A3, 5.420%, 10/22/2029 (Callable 12/20/2026) (c)	143,014
	Exeter Automobile Receivables Trust
114,294	Series 2019-4, 2.580%, 09/15/2025 (Callable 05/15/2024) (c)	112,565
46,483	Series 2020-1, 2.730%, 12/15/2025 (Callable 08/15/2024) (c)	45,653
98,766	Series 2022-1, 2.180%, 06/15/2026 (Callable 05/15/2026)	98,096
120,000	Series 2022-4, 4.570%, 01/15/2027 (Callable 05/15/2026)	118,815
62,000	Series 2022-6, 6.030%, 08/16/2027 (Callable 09/15/2026)	61,647
60,000	Series 2023-3, 6.110%, 09/15/2027 (Callable 10/15/2028)	59,816
	Flagship Credit Auto Trust
53,000	Series 2023-1, 5.050%, 01/18/2028 (Callable 02/15/2027) (c)	51,792
136,000	Series 2023-2, 5.210%, 05/15/2028 (Callable 08/15/2028) (c)	133,050
204,000	Series 2022-3, 4.690%, 07/17/2028 (Callable 08/15/2026) (c)	197,844
452,444	Galaxy XXIII CLO Ltd. Series 2017-23A AR, 6.477% (3 Month LIBOR USD + 1.132%, 0.870% Floor), 04/24/2029 (Callable 10/24/2023) (a)(c)	450,816
40,000	GLS Auto Receivables Issuer Trust Series 2022-3 B, 4.920%, 01/15/2027 (Callable 05/15/2026) (c)	39,392
300,000	GTP Acquisition Partners I LLC Series 2015-1-2, 3.482%, 06/16/2025 (Callable 12/15/2023) (c)	287,194
370,000	Hertz Vehicle Financing III LLC Series 2023-3 B, 5.940%, 02/25/2028 (c)	370,119
150,000	Kubota Credit Owner Trust 2023-1 Series 2023 A-3, 5.020%, 06/15/2027 (Callable 11/15/2026) (c)	147,817
1,683	LCM XX LP Series 2015-20R, 6.628% (3 Month LIBOR USD + 1.302%, 0.000% Floor), 10/20/2027 (Callable 10/20/2023) (a)(c)	1,683

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Principal Amount		Value
	ASSET BACKED SECURITIES (Continued)
216,307	Madison Park Funding XLI Ltd. Series 2015-12R, 6.437% (3 Month LIBOR USD + 1.092%, 0.000% Floor), 04/22/2027 (Callable 10/22/2023) (a)(c)	$216,163
	Navient Private Education Refi Loan Trust
108,586	Series 2021-E A, 0.970%, 12/16/2069 (Callable 10/15/2029) (c)	90,995
179,554	Series 2021-F A, 1.110%, 02/18/2070 (Callable 03/15/2030) (c)	149,877
225,070	Series 2023-A A, 5.510%, 10/15/2071 (Callable 10/15/2032) (c)	220,723
280,000	Octagon 61 Ltd. Series 2023-61, 7.419% (TSFR3M + 2.350%, 2.350% Floor), 04/20/2036 (Callable 04/20/2025) (a)(c)	283,330
88,516	OZLM VII, Ltd. Series 2014-7R, 6.580% (3 Month LIBOR USD + 1.272%, 1.010% Floor), 07/17/2029 (Callable 10/17/2023) (a)(c)	88,167
420,000	Regatta VI Funding Ltd. Series 2016-1A AR2, 6.748% (3 Month LIBOR USD + 1.422%, 1.160% Floor), 04/20/2034 (Callable 10/20/2023) (a)(c)	417,783
415,000	Retained Vantage Data Centers Issuer LLC 5.000%, 09/15/2048 (Callable 09/15/2028) (c)	374,936
	RR, Ltd.
420,000	Series 2023-23R A2R, 7.999% (TSFR3M + 2.650%, 2.650% Floor), 10/15/2035 (a)(c)	419,975
250,000	Series 2023-26A A2, 6.982% (TSFR3M + 2.250%, 2.250% Floor), 04/15/2038 (Callable 04/15/2025) (a)(c)	251,498
	Santander Drive Auto Receivables Trust
95,000	Series 2022-5, 4.430%, 03/15/2027 (Callable 11/15/2025)	93,205
65,000	Series 2022-6, 4.720%, 06/15/2027 (Callable 11/15/2025)	63,788
305,000	Series 2022-4, 4.420%, 11/15/2027 (Callable 12/15/2025)	298,172
255,000	Series 2022-7, 5.950%, 01/17/2028 (Callable 10/15/2025)	253,790
115,000	Series 2023-1, 4.980%, 02/15/2028 (Callable 12/15/2025)	113,071
190,000	Series 2023-3, 5.610%, 07/17/2028 (Callable 04/15/2028)	188,414
195,000	Series 2023-4, 5.770%, 12/15/2028 (Callable 02/15/2028)	194,503
155,000	SFS Auto Receivables Securitization Trust Series 2023-1, 5.470%, 12/20/2029 (Callable 12/20/2026) (c)	153,129
	Sound Point CLO, Ltd.
121,088	Series 2018-3, 6.520% (3 Month LIBOR USD + 1.212%, 0.000% Floor), 04/15/2029 (Callable 10/15/2023) (a)(c)	120,901
410,000	Series 2021-1A A, 6.683% (3 Month LIBOR USD + 1.332%, 1.332% Floor), 04/25/2034 (Callable 10/25/2023) (a)(c)	404,107
270,000	Stack Infrastructure Issuer LLC Series 2023-2 A-2, 5.900%, 07/25/2048 (Callable 06/25/2026) (c)	260,973

Principal Amount		Value
	ASSET BACKED SECURITIES (Continued)
100,000	Summit Issuer LLC Series 2020-1, 2.290%, 12/20/2050 (Callable 12/20/2024) (c)	$90,096
725,085	Taco Bell Funding LLC Series 2021-1A A2II, 2.294%, 08/25/2051 (Callable 02/25/2026) (c)(g)	593,831
250,000	Texas Debt Capital CLO, Ltd. Series 2023-I B, 7.122% (TSFR3M + 2.300%, 2.300% Floor), 04/20/2036 (Callable 04/20/2025) (a)(c)	250,424
405,000	THL Credit Wind River CLO Ltd. Series 2020-1A, 7.018% (3 Month LIBOR USD + 1.692%, 1.430% Floor), 10/20/2033 (Callable 10/20/2023) (a)(c)	404,377
	Upstart Securitization Trust
2,038	Series 2021-3, 0.830%, 07/20/2031 (Callable 10/20/2024) (c)	2,031
27,164	Series 2021-4, 0.840%, 09/20/2031 (Callable 01/20/2025) (c)	26,889
	Venture CLO, Ltd.
410,000	Series 2021-42A A1A, 6.700% (3 Month LIBOR USD + 1.392%, 1.130% Floor), 04/15/2034 (Callable 10/15/2023) (a)(c)	402,737
180,000	Series 2021-43A A1, 6.810% (3 Month LIBOR USD + 1.502%, 1.240% Floor), 04/15/2034 (Callable 10/15/2023) (a)(c)	178,391
175,644	Voya CLO, Ltd. Series 2015-1R, 6.472% (3 Month LIBOR USD + 1.162%, 0.900% Floor), 01/18/2029 (Callable 10/18/2023) (a)(c)	175,345
370,000	Wellfleet CLO X, Ltd. Series 2019-XA A1R, 6.758% (3 Month LIBOR USD + 1.432%, 0.000% Floor), 07/20/2032 (Callable 10/20/2023) (a)(c)	367,202
75,400	Wendy’s Funding LLC Series 2018-1, 3.884%, 03/15/2048 (Callable 03/15/2024) (c)(g)	67,718
	Westlake Automobile Receivables Trust
225,000	Series 2022-2 B, 4.310%, 09/15/2027 (Callable 11/15/2025) (c)	220,755
60,000	Series 2023-1, 5.410%, 01/18/2028 (Callable 03/15/2026) (c)	59,276
98,500	Wingstop Funding LLC Series 2020-1, 2.841%, 12/05/2050 (Callable 06/05/2024) (c)(g)	85,504
100,000	World Omni Auto Receivables Trust Series 2023-A B, 5.030%, 05/15/2029 (Callable 07/15/2026)	97,587

	Total Asset Backed Securities (Cost $14,785,291)	14,545,308

	COLLATERALIZED MORTGAGE OBLIGATIONS - 15.91%
209,191,510	Asset Backed Trust Series 2021-NPL2 A-1, 2.116%, 06/25/2061 (Callable 07/25/2024) (c)(k)	192,254
80,153	Ajax Mortgage Loan Trust Series 2021-C A, 2.115%, 01/25/2061 (Callable 10/25/2023) (c)(k)	75,627
	Angel Oak Mortgage Trust
71,892	Series 2020-R1, 0.990%, 04/25/2053 (Callable 10/25/2023) (b)(c)	64,753

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
148,411	Series 2021-4 A1, 1.035%, 01/20/2065 (Callable 10/25/2023) (b)(c)	$117,898
26,602	Series 2020-6 TR, 1.261%, 05/25/2065 (Callable 10/25/2023) (b)(c)	23,648
91,075	Series 2021-1, 0.909%, 01/25/2066 (Callable 10/25/2023) (b)(c)	74,757
93,575	Series 2021-2 A1, 0.985%, 04/25/2066 (Callable 10/25/2023) (b)(c)	76,032
173,702	Series 2021-3 A1, 1.068%, 05/25/2066 (Callable 10/25/2023) (b)(c)	142,861
229,910	Series 2021-5 A1, 0.951%, 07/25/2066 (Callable 10/25/2023) (b)(c)	187,608
170,708	Series 2021-8, 1.820%, 11/25/2066 (Callable 12/25/2023) (b)(c)	141,121
426,820	Series 2022-1, 2.881%, 12/25/2066 (Callable 01/25/2025) (c)(k)	367,147
100,000	Arbor Realty Commercial Real Estate Notes 2021-FL2 Ltd. Series 2021-FL2 A, 6.547% (1 Month LIBOR USD + 1.214%, 1.100% Floor), 05/15/2036 (Callable 12/15/2023) (a)(c)	99,309
	Arroyo Mortgage Trust
57,329	Series 2019-3, 2.962%, 10/25/2048 (Callable 10/25/2023) (b)(c)	52,009
60,997	Series 2019-2, 3.347%, 04/25/2049 (Callable 10/25/2023) (b)(c)	56,155
	BANK
2,125,813	Series 2019-BNK23, 0.806%, 12/15/2052 (Callable 09/15/2029) (b)(j)	70,642
997,624	Series 2023-BNK45, 1.204%, 02/15/2056 (Callable 10/15/2032) (b)(j)	63,837
978,637	Series 2019-BNK18, 1.033%, 05/15/2062 (Callable 02/15/2029) (b)(j)	37,645
1,151,444	Series 2019-BNK20, 0.935%, 09/15/2062 (Callable 07/15/2029) (b)(j)	42,917
1,304,817	Series 2019-BNK22, 0.708%, 11/15/2062 (Callable 08/15/2029) (b)(j)	37,522
982,477	Series 2019-BNK24, 0.754%, 11/15/2062 (Callable 09/15/2029) (b)(j)	31,095
972,165	Series 2020-BNK26, 1.335%, 03/15/2063 (Callable 12/15/2029) (b)(j)	53,822
1,520,842	Series 2020-BNK28, 1.876%, 03/15/2063 (Callable 07/15/2030) (b)(j)	137,104
	BBCMS Mortgage Trust
90,000	Series 2022-C15, 3.662%, 04/15/2055 (Callable 04/15/2032) (b)	76,650
100,000	Series 2022-C16, 4.600%, 06/15/2055 (Callable 06/15/2032) (b)	91,372
125,000	Series 2022-C18 A4, 5.439%, 12/15/2055 (Callable 12/15/2032) (b)	122,039
40,000	Series 2022-C18 A5, 5.710%, 12/15/2055 (Callable 12/15/2032) (b)	39,522
	Benchmark Mortgage Trust
223,572	Series 2019-B11, 3.410%, 05/15/2052 (Callable 06/15/2029)	218,379
959,824	Series 2019-B12, 1.161%, 08/15/2052 (Callable 05/15/2029) (b)(j)	34,216
392,610	Series 2020-B18, 1.912%, 07/15/2053 (Callable 05/15/2030) (b)(j)	26,786

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
749,599	Series 2020-B22, 1.627%, 01/15/2054 (Callable 11/15/2030) (b)(j)	$60,632
1,837,133	Series 2023-B39, 0.724%, 07/15/2056 (Callable 03/15/2033) (b)(j)	74,621
1,418,320	Series 2019-B10, 1.356%, 03/15/2062 (Callable 01/15/2029) (b)(j)	66,370
250,000	Benefit Street Partners CLO XXXI, Ltd. Series B-1, 7.220% (TSFR3M + 2.350%, 2.350% Floor), 04/25/2036 (Callable 04/25/2025) (a)(c)	251,495
112,793	BINOM Securitization Trust Series 2021-INV1, 2.034%, 06/25/2056 (Callable 12/25/2024) (b)(c)	95,225
	BRAVO Residential Funding Trust
62,916	Series 2021-NQM1 A1, 0.941%, 02/25/2049 (Callable 09/25/2027) (b)(c)	54,942
50,299	Series 2021-NQM2 A1, 0.970%, 03/25/2060 (Callable 07/25/2024) (b)(c)	46,220
283,732	Series 2021-C A1, 1.620%, 03/01/2061 (10/25/2023) (Callable 10/25/2023) (c)(k)	250,763
	CAMB Commercial Mortgage Trust
150,000	Series 2019-LIFE A, 6.450% (1 Month LIBOR USD + 1.117%, 1.070% Floor), 12/15/2037 (a)(c)	149,375
100,000	Series 2019-LIFE C, 6.830% (1 Month LIBOR USD + 1.497%, 1.450% Floor), 12/15/2037 (a)(c)	99,039
130,000	CCG Receivables Trust 2023-1 Series 2023-1, 5.820%, 09/16/2030 (Callable 06/14/2026) (c)	129,895
4,000	Chase Mortgage Finance Trust Series 2007-A1, 4.425%, 02/25/2037 (Callable 05/25/2029) (b)	3,858
	Citigroup Commercial Mortgage Trust
376,000	Series 2014-GC19, 4.023%, 03/11/2047 (Callable 03/10/2024)	374,127
296,312	Series 2016-P3, 3.329%, 04/15/2049 (Callable 04/15/2026)	276,165
505,000	Series 2016-P4, 2.902%, 07/10/2049 (Callable 07/10/2026)	461,545
31,896	Citigroup Mortgage Loan Trust, Inc. Series 2018-RP1, 3.000%, 09/25/2064 *Callable 12/25/2033) (b)(c)	30,455
	COLT Mortgage Loan Trust
292,392	Series 2020-RPL1 A1, 1.390%, 01/25/2065 (Callable 10/25/2023) (b)(c)	239,185
61,737	Series 2020-2R A1, 1.325%, 10/26/2065 (Callable 10/25/2023) (b)(c)	54,245
151,074	Series 2021-1 A1, 0.910%, 06/25/2066 (Callable 10/25/2023) (b)(c)	119,792
273,583	Series 2021-3 A1, 0.956%, 09/27/2066 (Callable 10/25/2023) (b)(c)	208,873
342,519	Series 2021-HX1 A1, 1.110%, 10/25/2066 (Callable 10/25/2023) (b)(c)	273,305
413,906	Series 2022-1 A1, 2.284%, 12/27/2066 (Callable 01/25/2024) (b)(c)	350,954
87,009	Series 2022-4 A-1, 4.301%, 03/25/2067 (Callable 04/25/2025) (b)(c)	80,950
	COMM Mortgage Trust
120,000	Series 2013-300P, 4.353%, 08/10/2030 (Callable 08/10/2024) (c)	109,720

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
100,000	Series A, 2.819%, 01/10/2039 (Callable 01/10/2027) (c)	$84,881
100,000	Series C, 3.376%, 01/10/2039 (Callable 01/10/2027) (c)	79,329
	Connecticut Avenue Securities Trust
49,805	Series 2022-R08 1M-1, 7.865% (SOFR30A + 2.550%, 2.550% Floor), 07/25/2042 (Callable 07/25/2027) (a)(c)	50,764
99,734	Series 2023-R03, 7.815% (SOFR30A + 2.500%, 0.000% Floor), 04/25/2043 (Callable 04/25/2028) (a)(c)	100,928
70,600	Series 2023-R04, 7.615% (SOFR30A + 2.300%, 0.000% Floor), 05/25/2043 (Callable 05/25/2028) (a)(c)	71,555
202,633	Series 2023-R05, 7.215% (SOFR30A + 1.900%, 1.900% Floor), 06/25/2043 (Callable 06/25/2028) (a)(c)	203,474
90,880	Series 2023-R06, 7.015% (SOFR30A + 1.700%, 0.000% Floor), 07/25/2043 (Callable 07/25/2028) (a)(c)	91,517
	Countrywide Home Loans, Inc.
4,625	Series 2004-HYB6, 4.795%, 11/20/2034 (Callable 10/20/2023) (b)	4,338
57,206	Series 2005-11, 6.034% (1 Month LIBOR USD + 0.714%, 0.600 Floor, 10.500% Cap), 03/25/2035 (Callable 10/25/2023) (a)	37,875
176,727	CSAIL Commercial Mortgage Trust Series 2016-C6, 2.960%, 01/15/2049 (Callable 05/15/2026)	170,642
	CSMC Trust
97,069	Series 2020-NET, 2.257%, 08/15/2037 (c)	87,015
22,559	Series 2017-FHA1, 3.250%, 04/25/2047 (Callable 07/25/2037) (b)(c)	19,877
192,739	Series 2020-RPL4, 2.000%, 01/25/2060 (Callable 01/25/2040) (b)(c)	164,579
99,076	Series 2021-RPL4 A1, 1.796%, 12/27/2060 (Callable 10/25/2023) (b)(c)	92,724
102,535	Series 2020-NQM1, 1.208%, 05/25/2065 (Callable 10/25/2023) (c)(k)	91,897
171,193	Series 2021-NQM2, 1.179%, 02/25/2066 (Callable 03/25/2024) (b)(c)	142,505
136,495	Series 2021-NQM5 A1, 0.938%, 05/25/2066 (Callable 07/25/2024) (b)(c)	103,844
343,394	Series 2021-NQM6 A1, 1.174%, 07/25/2066 (Callable 09/25/2024) (b)(c)	269,324
176,695	Series 2021-NQM8, 1.841%, 10/25/2066 (Callable 11/25/2024) (b)(c)	144,174
455,582	Series 2022-NQM1, 2.265%, 11/25/2066 (Callable 01/25/2025) (b)(c)	376,015
	DBGS Mortgage Trust
215,000	Series 2018-C1, 4.466%, 10/15/2051 (Callable 10/15/2028)	196,527
11,122,161	Series 2018-C1, 0.325%, 10/15/2051 (Callable 07/15/2028) (b)(j)	89,196
	DBJPM Mortgage Trust
182,304	Series 2016-C1, 3.038%, 05/10/2049 (Callable 04/10/2026)	174,756
475,000	Series 2016-C3, 2.890%, 08/10/2049 (Callable 08/10/2026)	432,560
309,040	Series 2020-C9, 1.824%, 09/15/2053 (Callable 06/15/2030) (b)(j)	18,463

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
60,785	Deephaven Residential Mortgage Trust Series 2021-2 A1, 0.899%, 04/25/2066 (Callable 10/25/2023) (b)(c)	$52,151
	Ellington Financial Mortgage Trust
64,674	Series 2021-2 A1, 0.931%, 06/25/2066 (Callable 06/25/2024) (b)(c)	50,690
211,554	Series 2022-1, 2.206%, 01/25/2067 (Callable 02/25/2025) (b)(c)	172,795
285,000	Elmwood CLO 19, Ltd. Series 2022-6A BR, 0.000% (TSFR3M + 2.400%, 2.400% Floor), 10/17/2036 (a)(c)	285,000
250,000	Elmwood CLO 23, Ltd. Series 2023-2A B, 7.307% (TSFR3M + 2.250%, 2.250% Floor), 04/16/2036 (Callable 04/16/2025) (a)(c)	252,247
	FirstKey Homes Trust
114,353	Series 2022-SFR1, 4.145%, 05/17/2039 (c)	108,037
482,273	Series 2022-SFR2, 4.250%, 07/17/2039 (c)	452,424
	GCAT Trust
106,691	Series 2021-NQM1, 0.874%, 01/25/2066 (Callable 02/25/2024) (b)(c)	88,899
131,504	Series 2021-NQM2 A1, 1.036%, 05/25/2066 (Callable 10/25/2023) (b)(c)	104,851
167,152	Series 2021-NQM3 A1, 1.091%, 05/25/2066 (Callable 06/25/2024) (b)(c)	134,154
237,639	Series 2021-NQM4, 1.093%, 08/25/2066 (Callable 09/25/2024) (b)(c)	179,694
128,264	Series 2021-NQM7, 1.915%, 08/25/2066 (Callable 05/25/2030) (b)(c)	109,163
	GS Mortgage Securities Trust
145,000	Series 2012-BWTR, 2.954%, 11/05/2034 (Callable 11/05/2024) (c)	107,810
35,000	Series 2015-GC34, 3.506%, 10/10/2048 (Callable 10/10/2025)	32,839
1,432,505	Series 2020-GC45, 0.778%, 02/13/2053 (Callable 10/13/2029) (b)(j)	41,520
220,000	Hawaii Hotel Trust 2019-MAUI Series 2019-MAUI, 6.529% (1 Month LIBOR USD + 1.197%, 1.150% Floor), 05/15/2038 (a)(c)	218,523
	Imperial Fund Mortgage Trust
135,379	Series 2021-NQM2 A-1, 1.073%, 09/25/2056 (Callable 08/25/2024) (b)(c)	103,936
453,122	Series 2022-NQM2, 3.638%, 03/25/2067 (Callable 03/25/2025) (c)(k)	404,471
90,000	JPMBB Commercial Mortgage Securities Trust Series 2020-NNN, 2.812%, 01/16/2037 (Callable 01/16/2025) (c)	82,004
	Legacy Mortgage Asset Trust
74,660	Series 2021-GS4 A1, 1.650%, 11/25/2060 (Callable 10/25/2023) (c)(k)	67,965
129,224	Series 2021-GS3 A1, 1.750%, 07/25/2061 (Callable 10/25/2023) (c)(k)	120,979
520,974	Life 2021-BMR Mortgage Trust Series A, 6.146% (1 Month LIBOR USD + 0.814%, 0.700% Floor), 03/15/2038 (a)(c)	510,988
260,000	MF1, Ltd. Series 2022-FL8, 7.077% (SOFR30A + 1.750%, 1.750% Floor), 02/19/2037 (Callable 02/17/2024) (a)(c)(g)	255,312

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
	MFRA Trust
97,741	Series 2021-NQM2, 1.029%, 11/25/2064 (Callable 07/25/2024) (b)(c)	$79,976
21,515	Series 2020-NQM3 A1, 1.014%, 01/26/2065 (Callable 11/25/2023) (b)	19,081
70,692	Series 2021-NQM1 A-1, 1.153%, 04/25/2065 (Callable 03/25/2024) (b)(c)	61,819
	Mill City Mortgage Loan Trust
32,336	Series 2018-2, 3.500%, 05/25/2058 (Callable 04/25/2034) (b)(c)	31,634
167,317	Series 2019-GS1, 2.750%, 07/25/2059 (Callable 04/25/2049) (b)(c)	157,443
38,604	Series 2017-3, 2.750%, 01/25/2061 (Callable 12/25/2033) (b)(c)	37,481
36,304	Series 2018-1, 3.250%, 05/25/2062 (Callable 11/25/2033) (b)(c)	35,049
60,316	Morgan Stanley ABS Capital I, Inc. Trust Series 2003-NC10, 6.454% (1 Month LIBOR USD + 1.134%, 1.020% Floor), 10/25/2033 (Callable 10/25/2023) (a)	59,423
175,000	Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C29, 3.325%, 05/15/2049 (Callable 05/15/2026)	162,614
250,000	New Economy Assets Phase 1 Sponsor LLC Series 2021-1 A-1, 1.910%, 10/20/2061 (Callable 10/20/2024) (c)	215,951
	New Residential Mortgage Loan Trust
30,773	Series 2016-2, 3.750%, 11/26/2035 (Callable 05/25/2030) (b)(c)	28,534
66,701	Series 2018-4, 6.184% (1 Month LIBOR USD + 0.864%, 0.750% Floor), 01/25/2048 (Callable 02/25/2030) (a)(c)	64,875
28,284	Series 2016-4, 3.750%, 11/25/2056 (Callable 02/25/2034) (b)(c)	25,884
279,261	Series 2021-NQM3 A1, 1.156%, 11/27/2056 (Callable 10/25/2023) (b)(c)	225,586
20,805	Series 2017-4, 4.000%, 05/25/2057 (Callable 11/25/2030) (b)(c)	19,028
18,916	Series 2017-5, 6.934% (1 Month LIBOR USD + 1.614%, 1.500% Floor), 06/25/2057 (Callable 01/25/2030) (a)(c)	18,816
75,421	Series 2018-1, 4.000%, 12/25/2057 (Callable 09/25/2032) (b)(c)	70,378
159,058	Series 2018-3, 4.500%, 05/25/2058 (Callable 02/25/2034) (b)(c)	150,027
60,251	Series 2021-NQM2R A-1, 0.941%, 10/25/2058 (Callable 05/25/2024) (b)(c)	53,385
114,925	Series 2019-3, 3.750%, 11/25/2058 (Callable 03/25/2035) (b)(c)	104,537
81,842	Series 2019-5, 3.500%, 08/25/2059 (Callable 08/25/2035) (b)(c)	74,814
21,967	Series 2019-NQM4, 2.492%, 09/25/2059 (Callable 10/25/2023) (b)(c)	20,339
408,591	Series 2022-NQM1, 2.277%, 04/25/2061 (Callable 01/25/2024) (b)(c)	343,274
282,072	NMLT Trust Series 2021-INV1 A1, 1.185%, 05/25/2056 (Callable 05/25/2024) (b)(c)	225,712

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
	OBX Trust
170,518	Series 2021-NQM3 A1, 1.054%, 07/25/2061 (Callable 08/25/2024) (b)(c)	$127,883
368,395	Series 2022-NQM1, 2.305%, 11/25/2061 (Callable 01/25/2025) (b)(c)	306,651
161,863	Series 2021-NQM1, 1.072%, 02/25/2066 (Callable 03/25/2024) (b)(c)	131,986
	Pretium Mortgage Credit Partners LLC
135,709	Series 2021-NPL3 A1, 1.868%, 07/25/2051 (Callable 10/25/2023) (c)(k)	126,177
127,367	Series 2021-RN2 A1, 1.744%, 07/25/2051 (Callable 10/25/2023) (c)(k)	118,770
154,922	Series 2021-NPL2 A-1, 1.992%, 06/27/2060 (Callable 10/27/2023) (c)(k)	144,146
248,460	Series 2021-RN1 A1, 1.992%, 02/25/2061 (Callable 06/25/2024) (c)(k)	235,497
	Progress Residential Trust
371,588	Series 2021-SFR3, 1.637%, 05/17/2026 (c)	330,597
397,382	Series 2021-SFR1, 1.052%, 04/17/2038 (c)	350,391
327,529	Series 2021-SFR8, 1.510%, 10/17/2038 (c)	285,720
109,253	Series 2022-SFR3, 3.200%, 04/17/2039 (Callable 04/17/2025) (c)	99,313
98,731	Series 2022-SFR5, 4.451%, 06/17/2039 (c)	93,423
143,988	Series 2022-SFR7, 4.750%, 10/27/2039 (c)	136,574
299,229	Series 2022-SFR4, 4.438%, 05/17/2041 (c)	277,710
	PRPM Trust
47,719	Series 2020-6, 2.363%, 11/25/2025 (Callable 10/25/2023) (c)(k)	46,585
111,382	Series 2021-3 A1, 1.867%, 04/25/2026 (Callable 10/25/2023) (c)(k)	105,015
174,757	Series 2021-4 A1, 1.867%, 04/25/2026 (Callable 10/25/2023) (c)(k)	161,487
170,631	Series 2021-5 A1, 1.793%, 06/25/2026 (Callable 10/25/2023) (c)(k)	158,226
151,383	Series 2021-6 A1, 1.793%, 07/25/2026 (Callable 10/25/2023) (c)(k)	142,427
242,952	Series 2021-7 A1, 1.867%, 08/25/2026 (Callable 10/25/2023) (c)(k)	224,279
312,767	Series 2021-9, 2.363%, 10/25/2026 (Callable 10/25/2023) (c)(k)	292,990
155,000	SBA Tower Trust Series 2019-1, 2.836%, 01/15/2025 (Callable 01/15/2024) (c)	148,413
63,243	Seasoned Credit Risk Transfer Trust Series Series 2019-3, 3.500%, 10/25/2058 (Callable 07/25/2045)	55,451
	SG Commercial Mortgage Securities Trust
355,000	Series 2020-COVE, 2.632%, 03/15/2037 (c)	330,175
75,000	Series 2016-C5, 3.055%, 10/10/2048 (Callable 07/10/2026)	68,405
239,059	SG Residential Mortgage Trust Series 2021-1 A-1, 1.160%, 07/25/2061 (Callable 10/25/2023) (b)(c)	182,570
	Starwood Mortgage Residential Trust
18,356	Series 2020-3, 1.486%, 04/25/2065 (Callable 10/25/2023) (b)(c)	17,005
121,713	Series 2021-1, 1.219%, 05/25/2065 (Callable 10/25/2023) (b)(c)	105,764

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
48,793	Series 2021-2 A1, 0.943%, 05/25/2065 (Callable 10/25/2023) (b)(c)	$43,104
272,700	Series 2021-6, 1.920%, 11/25/2066 (Callable 11/25/2024) (b)(c)	216,935
175,475	Toorak Mortgage Corp. Series 2021-1 A1, 2.240%, 06/25/2024 (Callable 10/25/2023) (c)(k)	171,051
	Towd Point Mortgage Trust
34,239	Series 2022-EBO1, 2.161%, 01/25/2052 (Callable 10/25/2023) (b)(c)	33,828
20,955	Series 2018-1, 3.000%, 01/28/2058 (Callable 10/25/2023) (b)(c)	20,201
72,809	Series 2018-2, 3.250%, 03/25/2058 (Callable 07/25/2028) (b)(c)	69,738
191,399	Series 2019-1, 3.750%, 03/25/2058 (Callable 10/25/2027) (b)(c)	179,008
73,081	Series 2018-3, 3.750%, 05/25/2058 (Callable 08/25/2028) (b)(c)	69,296
132,289	Series 2020-4, 1.750%, 10/25/2060 (Callable 10/25/2029) (c)	114,867
415,340	Series 2021-R1 A1, 2.918%, 11/30/2060 (b)(c)	340,324
41,330	Triangle Re 2021-3 Ltd. Series 2021-3, 7.215% (SOFR30A + 1.900%, 1.900% Floor), 02/25/2034 (Callable 12/25/2025) (a)(c)	41,392
74,293	Tricolor Auto Securitization Trust 2023-1 Series 2023-1, 6.480%, 08/17/2026 (Callable 08/15/2025) (c)	74,145
505,000	Tricon Residential Trust Series 2022-SFR1, 3.856%, 04/17/2039 (c)	468,322
	VCAT Asset Securitization LLC
44,842	Series 2021-NPL2 A1, 2.115%, 03/27/2051 (Callable 10/25/2023) (c)(k)	42,876
141,403	Series 2021-NPL3 A1, 1.743%, 05/25/2051 (Callable 10/25/2023) (c)(k)	132,043
194,058	Series 2021-NPL4 A1, 1.868%, 08/25/2051 (Callable 10/25/2023) (c)(k)	181,963
260,290	Series 2021-NPL5, 1.868%, 08/25/2051 (Callable 10/25/2023) (c)(k)	246,453
335,128	Series 2021-NPL6, 1.917%, 09/25/2051 (Callable 10/25/2023) (c)(k)	309,816
	Vericrest Opportunity Loan Transferee
182,931	Series 2021-R2 A1, 2.116%, 04/25/2051 (Callable 10/25/2023) (c)(k)	171,066
75,982	Series 2021-NPL9, 1.992%, 05/25/2051 (Callable 10/25/2023) (c)(k)	70,609
169,276	Series 2021-CF1 A1, 1.992%, 08/25/2051 (Callable 10/25/2023) (c)(k)	149,128
	Verus Securitization Trust
32,257	Series 2019-4, 3.142%, 11/25/2059 (Callable 10/25/2023) (b)(c)	31,029
77,062	Series 2021-R2 A-1, 0.918%, 02/25/2064 (Callable 10/25/2023) (b)(c)	65,747
77,351	Series 2021-2, 1.031%, 02/25/2066 (Callable 10/25/2023) (b)(c)	64,836
117,546	Series 2021-4, 0.938%, 07/25/2066 (Callable 07/25/2024) (b)(c)	89,254
296,972	Series 2021-5 A-1, 1.013%, 09/25/2066 (Callable 09/25/2024) (b)(c)	234,345

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
189,176	Series 2021-8, 1.824%, 11/25/2066 (Callable 12/25/2025) (b)(c)	$156,644
281,547	Series 2022-1 A-1, 2.724%, 01/25/2067 (Callable 01/25/2025) (c)(k)	243,496
265,000	Wells Fargo Commercial Mortgage Trust 2015-NXS1 Series A-5, 3.148%, 05/15/2048 (Callable 04/15/2025)	252,337

	Total Collateralized Mortgage Obligations (Cost $28,575,253)	25,224,832

	CORPORATE OBLIGATIONS - 25.77%
	Aerospace & Defense - 0.19%
	Boeing Co.
108,000	5.040%, 05/01/2027 (Callable 03/01/2027)	105,411
35,000	5.150%, 05/01/2030 (Callable 02/01/2030)	33,477
169,000	Northrop Grumman Corp. 5.150%, 05/01/2040 (Callable 11/01/2039)	154,249

		293,137

	Banks - 5.17%
	Bank of America Corp.
260,000	5.933% (SOFR + 1.340%), 09/15/2027 (Callable 09/15/2026) (a)	258,528
205,000	5.202% (SOFR + 1.630%), 04/25/2029 (Callable 04/25/2028) (a)	197,782
210,000	2.592% (SOFR + 2.150%), 04/29/2031 (Callable 04/29/2030) (a)	169,019
820,000	1.922% (SOFR + 1.370%), 10/24/2031 (Callable 10/24/2030) (a)	619,367
515,000	2.687% (SOFR + 1.320%), 04/22/2032 (Callable 04/22/2031) (a)	405,332
115,000	2.299% (SOFR + 1.220%), 07/21/2032 (Callable 07/21/2031) (a)	87,218
100,000	2.572% (SOFR + 1.210%), 10/20/2032 (Callable 10/20/2031) (a)	76,914
	Barclays PLC
200,000	6.224% (SOFR + 2.980%), 05/09/2034 (Callable 05/09/2033) (a)	189,641
200,000	7.119% (SOFR + 3.570%), 06/27/2034 (Callable 06/27/2033) (a)(e)	192,896
	BNP Paribas SA
200,000	2.219% (SOFR + 2.074%), 06/09/2026 (Callable 06/09/2025) (a)(c)	186,716
235,000	5.125% (1 Year CMT Rate + 1.450%), 01/13/2029 (Callable 01/13/2028) (a)(c)	227,035
250,000	BPCE SA 2.045% (SOFR + 1.087%), 10/19/2027 (Callable 10/19/2026) (a)(c)	220,375
200,000	Danske Bank AS 5.375%, 01/12/2024 (c)	199,341
285,000	Deutsche Bank AG/New York NY 2.129% (SOFR + 1.870%), 11/24/2026 (Callable 11/24/2025) (a)	257,850
	HSBC Holdings PLC
200,000	1.589% (SOFR + 1.290%), 05/24/2027 (Callable 05/24/2026) (a)	176,779
200,000	5.887% (SOFR + 1.570%), 08/14/2027 (Callable 08/14/2026) (a)	197,664

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Banks (Continued)
520,000	5.402% (SOFR + 2.870%), 08/11/2033 (Callable 08/11/2032) (a)	$479,607
620,000	6.547% (SOFR + 2.980%), 06/20/2034 (Callable 06/20/2033) (a)(e)	588,714
35,000	Huntington Bancshares, Inc. 6.208% (SOFR + 2.020%), 08/21/2029 (Callable 08/21/2028) (a)	34,266
200,000	Intesa Sanpaolo SpA 6.625%, 06/20/2033 (c)	188,250
	JPMorgan Chase & Co.
105,000	3.782% (3 Month LIBOR USD + 1.599%), 02/01/2028 (Callable 02/01/2027) (a)	97,856
115,000	4.323% (SOFR + 1.560%), 04/26/2028 (Callable 04/26/2027) (a)	109,152
60,000	4.851% (SOFR + 1.990%), 07/25/2028 (Callable 07/25/2027) (a)	57,859
80,000	3.509% (3 Month LIBOR USD + 1.207%), 01/23/2029 (Callable 01/23/2028) (a)	72,618
175,000	5.299% (SOFR + 1.450%), 07/24/2029 (Callable 07/24/2028) (a)	170,373
105,000	2.739% (SOFR + 1.510%), 10/15/2030 (Callable 10/15/2029) (a)	87,911
235,000	2.545% (SOFR + 1.180%), 11/08/2032 (Callable 11/08/2031) (a)	182,020
500,000	Manufacturers & Traders Trust Co. 4.700%, 01/27/2028 (Callable 12/27/2027)	462,114
200,000	NatWest Group PLC 5.847% (1 Year CMT Rate + 1.350%), 03/02/2027 (Callable 03/02/2026) (a)	197,500
135,000	Royal Bank of Canada 5.200%, 08/01/2028 (e)	131,455
490,000	Societe Generale SA 6.221% (1 Year CMT Rate + 3.200%), 06/15/2033 (Callable 06/15/2032) (a)(c)	444,445
200,000	Standard Chartered PLC 7.767% (1 Year CMT Rate + 3.450%), 11/16/2028 (Callable 11/16/2027) (a)(c)	209,728
	Wells Fargo & Co.
75,000	3.000%, 04/22/2026	69,901
135,000	3.000%, 10/23/2026	124,006
175,000	4.808% (SOFR + 1.980%), 07/25/2028 (Callable 07/25/2027) (a)	167,113
250,000	5.574% (SOFR + 1.740%), 07/25/2029 (Callable 07/25/2028) (a)	244,244
100,000	2.879% (TSFR3M + 1.432%), 10/30/2030 (Callable 10/30/2029) (a)	83,508
110,000	3.350% (SOFR + 1.500%), 03/02/2033 (Callable 03/02/2032) (a)	88,950
95,000	4.897% (SOFR + 2.100%), 07/25/2033 (Callable 07/25/2032) (a)	86,032
80,000	5.389% (SOFR + 2.020%), 04/24/2034 (Callable 04/24/2033) (a)	74,843
90,000	5.013% (SOFR + 4.502%), 04/04/2051 (Callable 04/04/2050) (a)	75,634

		8,190,556

	Beverages - 0.06%
105,000	Bacardi, Ltd / Bacardi-Martini BV 5.400%, 06/15/2033 (Callable 03/15/2033) (c)	98,555

Principal Amount		Value
	Biotechnology - 0.56%
	Amgen, Inc.
95,000	5.150%, 03/02/2028 (Callable 02/02/2028)	$93,479
40,000	5.250%, 03/02/2030 (Callable 01/02/2030)	39,100
170,000	5.250%, 03/02/2033 (Callable 12/02/2032)	162,617
70,000	5.750%, 03/02/2063 (Callable 09/02/2062)	64,559
	CSL Finance PLC
85,000	4.050%, 04/27/2029 (Callable 02/27/2029) (c)	79,353
55,000	4.250%, 04/27/2032 (Callable 01/27/2032) (c)	49,815
	Gilead Sciences, Inc.
160,000	1.650%, 10/01/2030 (Callable 07/01/2030)	125,042
150,000	5.250%, 10/15/2033 (Callable 07/15/2033)	146,454
135,000	McKesson Corp. 5.100%, 07/15/2033 (Callable 04/15/2033)	129,134

		889,553

	Capital Markets - 2.08%
	BP Capital Markets America, Inc.
20,000	3.633%, 04/06/2030 (Callable 01/06/2030)	18,024
115,000	2.721%, 01/12/2032 (Callable 10/12/2031)	93,569
125,000	4.812%, 02/13/2033 (Callable 11/13/2032)	117,160
100,000	4.893%, 09/11/2033 (Callable 06/11/2033)	93,974
125,000	2.939%, 06/04/2051 (Callable 12/04/2050)	76,500
45,000	3.379%, 02/08/2061 (Callable 08/08/2060) (e)	28,327
55,000	Intercontinental Exchange, Inc. 4.350%, 06/15/2029 (Callable 04/15/2029)	51,856
	Morgan Stanley
40,000	2.475% (SOFR + 1.000%), 01/21/2028 (Callable 01/21/2027) (a)	35,697
35,000	5.123% (SOFR + 1.730%), 02/01/2029 (Callable 02/01/2028) (a)	33,729
245,000	5.164% (SOFR + 1.590%), 04/20/2029 (Callable 04/20/2028) (a)	236,065
55,000	5.449% (SOFR + 1.630%), 07/20/2029 (Callable 07/20/2028) (a)(e)	53,661
210,000	2.699% (SOFR + 1.143%), 01/22/2031 (Callable 01/22/2030) (a)	171,851
285,000	1.794% (SOFR + 1.034%), 02/13/2032 (Callable 02/13/2031) (a)	211,325
145,000	1.928% (SOFR + 1.020%), 04/28/2032 (Callable 04/28/2031) (a)	107,811
60,000	2.511% (SOFR + 1.200%), 10/20/2032 (Callable 10/20/2031) (a)	45,962
30,000	5.948% (5 Year CMT Rate + 2.430%), 01/19/2038 (Callable 01/19/2033) (a)	28,069
	The Goldman Sachs Group, Inc.
65,000	4.482% (SOFR + 1.725%), 08/23/2028 (Callable 08/23/2027) (a)	61,553
70,000	1.992% (SOFR + 1.090%), 01/27/2032 (Callable 01/27/2031) (a)	52,588
465,000	2.615% (SOFR + 1.281%), 04/22/2032 (Callable 04/22/2031) (a)	363,475
290,000	2.383% (SOFR + 1.248%), 07/21/2032 (Callable 07/21/2031) (a)	221,056
40,000	2.650% (SOFR + 1.264%), 10/21/2032 (Callable 10/21/2031) (a)	30,900
	UBS Group AG
250,000	6.442% (SOFR + 3.700%), 08/11/2028 (Callable 08/11/2027) (a)(c)	249,922
750,000	6.537% (SOFR + 3.920%), 08/12/2033 (Callable 08/12/2032) (a)(c)	742,586

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Capital Markets (Continued)
195,000	Willis North America, Inc. 2.950%, 09/15/2029 (Callable 06/15/2029)	$166,457

		3,292,117

	Chemicals - 0.34%
	Celanese US Holdings LLC
230,000	6.165%, 07/15/2027 (Callable 06/15/2027)	226,940
115,000	6.550%, 11/15/2030 (Callable 09/15/2030)	112,584
235,000	The Sherwin-Williams Co. 2.300%, 05/15/2030 (Callable 02/15/2030)	191,487

		531,011

	Commercial Services & Supplies - 0.11%
180,000	Waste Management, Inc. 4.875%, 02/15/2029 (Callable 01/15/2029)	176,210

	Consumer Finance - 0.71%
60,000	American Express Co. 5.043% (SOFR + 1.835%), 05/01/2034 (Callable 05/01/2033) (a)	55,380
	American Tower Corp.
150,000	3.650%, 03/15/2027 (Callable 02/15/2027)	139,112
105,000	5.800%, 11/15/2028 (Callable 10/25/2023)	104,233
145,000	3.800%, 08/15/2029 (Callable 05/15/2029)	129,252
	Capital One Financial Corp.
30,000	5.468% (SOFR + 2.080%), 02/01/2029 (Callable 02/01/2028) (a)	28,578
130,000	6.312% (SOFR + 2.640%), 06/08/2029 (Callable 06/08/2028) (a)	127,154
60,000	3.273% (SOFR + 1.790%), 03/01/2030 (Callable 03/01/2029) (a)	50,232
205,000	5.247% (SOFR + 2.600%), 07/26/2030 (Callable 07/26/2029) (a)	190,215
90,000	6.377% (SOFR + 2.860%), 06/08/2034 (Callable 06/08/2033) (a)	85,043
	Nasdaq, Inc.
70,000	5.350%, 06/28/2028 (Callable 05/28/2028)	68,772
155,000	5.550%, 02/15/2034 (Callable 11/15/2033)	148,057

		1,126,028

	Diversified Consumer Services - 0.08%
	Howard University
100,000	2.901%, 10/01/2031	81,422
75,000	3.476%, 10/01/2041	51,446

		132,868

	Diversified Financial Services - 0.73%
290,000	Athene Global Funding 2.646%, 10/04/2031 (c)	215,518
300,000	DAE Funding LLC 1.550%, 08/01/2024 (Callable 07/01/2024) (c)	287,397
340,000	Equitable Financial Life Global Funding 1.800%, 03/08/2028 (c)	285,076
	National Rural Utilities Cooperative Finance Corp.
185,000	4.150%, 12/15/2032 (Callable 09/15/2032)	164,972
45,000	5.800%, 01/15/2033 (Callable 07/15/2032)	44,998
	Shell International Finance BV
180,000	3.250%, 04/06/2050 (Callable 10/06/2049)	120,172
50,000	3.000%, 11/26/2051 (Callable 05/26/2051)	31,431

		1,149,564

Principal Amount		Value
	Diversified Telecommunication Services - 0.55%
	AT&T, Inc.
50,000	2.550%, 12/01/2033 (Callable 09/01/2033)	$36,748
140,000	5.400%, 02/15/2034 (Callable 11/15/2033)	130,872
160,000	4.500%, 05/15/2035 (Callable 11/15/2034)	137,170
148,000	3.500%, 09/15/2053 (Callable 03/15/2053)	91,740
51,000	3.550%, 09/15/2055 (Callable 03/15/2055)	31,143
53,000	3.800%, 12/01/2057 (Callable 06/01/2057)	33,629
	Verizon Communications, Inc.
37,000	2.550%, 03/21/2031 (Callable 10/25/2023)	29,482
420,000	2.355%, 03/15/2032 (Callable 12/15/2031)	320,543
85,000	2.650%, 11/20/2040 (Callable 05/20/2040)	53,808

		865,135

	Electric Utilities - 4.44%
165,000	Alabama Power Co. 3.450%, 10/01/2049 (Callable 04/01/2049)	110,070
65,000	Cleco Corporate Holdings LLC 3.375%, 09/15/2029 (Callable 06/15/2029)	54,386
130,000	Consolidated Edison Co. of New York, Inc. 3.200%, 12/01/2051 (Callable 06/01/2051)	81,535
	Duke Energy Carolinas LLC
150,000	2.550%, 04/15/2031 (Callable 01/15/2031)	123,107
156,000	5.300%, 02/15/2040	144,666
	Duke Energy Corp.
50,000	2.450%, 06/01/2030 (Callable 03/01/2030)	40,657
474,000	2.550%, 06/15/2031 (Callable 03/15/2031)	376,329
175,000	4.500%, 08/15/2032 (Callable 05/15/2032)	157,591
45,000	5.000%, 08/15/2052 (Callable 02/15/2052)	37,495
55,000	Duke Energy Indiana, Inc. 4.900%, 07/15/2043 (Callable 01/15/2043)	47,318
95,000	Duke Energy Ohio, Inc. 5.250%, 04/01/2033 (Callable 01/01/2033)	91,853
40,000	Edison International 5.250%, 11/15/2028 (Callable 10/15/2028)	38,520
45,000	Evergy Metro, Inc. 2.250%, 06/01/2030 (Callable 03/01/2030)	36,364
	Evergy, Inc.
80,000	2.450%, 09/15/2024 (Callable 08/15/2024)	77,306
155,000	2.900%, 09/15/2029 (Callable 06/15/2029)	132,566
	Eversource Energy
45,000	4.750%, 05/15/2026	44,018
45,000	5.450%, 03/01/2028 (Callable 02/01/2028)	44,527
285,000	5.125%, 05/15/2033 (Callable 02/15/2033)	265,838
155,000	Exelon Corp. 5.150%, 03/15/2028 (Callable 02/15/2028)	152,170
60,000	Florida Power & Light Co. 5.100%, 04/01/2033 (Callable 01/01/2033)	58,125
	Georgia Power Co.
60,000	4.650%, 05/16/2028 (Callable 03/16/2028)	57,936
120,000	4.700%, 05/15/2032 (Callable 02/15/2032)	111,387
150,000	4.950%, 05/17/2033 (Callable 11/17/2032)	140,774
50,000	4.750%, 09/01/2040	42,587
120,000	ITC Holdings Corp. 2.950%, 05/14/2030 (Callable 02/14/2030) (c)	99,659
65,000	Kentucky Utilities Co. 5.450%, 04/15/2033 (Callable 01/15/2033)	63,601
65,000	Louisville Gas and Electric Co. 5.450%, 04/15/2033 (Callable 01/15/2033)	63,599
75,000	Monongahela Power Co. 5.850%, 02/15/2034 (Callable 11/15/2033) (c)	73,718

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Electric Utilities (Continued)
35,000	National Grid PLC 5.602%, 06/12/2028 (Callable 05/12/2028)	$34,650
	NextEra Energy Capital Holdings, Inc.
30,000	6.051%, 03/01/2025	30,058
305,000	4.625%, 07/15/2027 (Callable 06/15/2027)	294,205
445,000	2.250%, 06/01/2030 (Callable 03/01/2030)	356,687
40,000	5.050%, 02/28/2033 (Callable 11/28/2032)	37,364
125,000	Oglethorpe Power Corp. 5.050%, 10/01/2048 (Callable 04/01/2048)	102,465
60,000	Ohio Edison Co. 5.500%, 01/15/2033 (Callable 10/15/2032) (c)	57,566
160,000	Ohio Power Co. 5.000%, 06/01/2033 (Callable 03/01/2033)	150,381
	Pacific Gas and Electric Co.
490,000	5.450%, 06/15/2027 (Callable 05/15/2027)	472,051
115,000	6.100%, 01/15/2029 (Callable 12/15/2028)	112,436
155,000	4.550%, 07/01/2030 (Callable 01/01/2030)	137,114
470,000	2.500%, 02/01/2031 (Callable 11/01/2030)	357,987
120,000	3.250%, 06/01/2031 (Callable 03/01/2031)	95,587
120,000	6.150%, 01/15/2033 (Callable 10/15/2032)	113,974
360,000	6.400%, 06/15/2033 (Callable 03/15/2033) (e)	347,836
95,000	4.950%, 07/01/2050 (Callable 01/01/2050)	70,657
45,000	PPL Capital Funding, Inc. 4.125%, 04/15/2030 (Callable 01/15/2030)	40,500
	Puget Energy, Inc.
135,000	3.650%, 05/15/2025 (Callable 02/15/2025)	129,480
45,000	4.100%, 06/15/2030 (Callable 03/15/2030)	39,266
	Southern California Edison Co.
165,000	4.900%, 06/01/2026 (Callable 05/01/2026)	162,157
40,000	5.850%, 11/01/2027 (Callable 10/01/2027)	40,248
70,000	5.300%, 03/01/2028 (Callable 02/01/2028)	69,157
90,000	2.850%, 08/01/2029 (Callable 05/01/2029)	77,769
225,000	2.250%, 06/01/2030 (Callable 03/01/2030)	180,954
110,000	2.750%, 02/01/2032 (Callable 11/01/2031)	88,089
1,000	4.125%, 03/01/2048 (Callable 09/01/2047)	742
45,000	3.650%, 02/01/2050 (Callable 08/01/2049)	30,430
160,000	Southwestern Electric Power Co. 5.300%, 04/01/2033 (Callable 01/01/2033)	151,270
	The Southern Co.
155,000	4.850%, 06/15/2028 (Callable 04/15/2028)	149,934
35,000	5.200%, 06/15/2033 (Callable 12/15/2032)	33,115
60,000	5.700%, 03/15/2034 (Callable 09/15/2033)	58,842
210,000	Virginia Electric and Power Co. 5.000%, 04/01/2033 (Callable 01/01/2033)	197,384
55,000	Xcel Energy, Inc. 4.600%, 06/01/2032 (Callable 12/01/2031)	49,968

		7,038,025

	Electrical Equipment - 0.21%
	Regal Rexnord Corp.
250,000	6.050%, 04/15/2028 (Callable 03/15/2028) (c)	243,381
100,000	6.300%, 02/15/2030 (Callable 12/15/2029) (c)	96,697

		340,078

	Electronic Equipment, Instruments & Components - 0.06%
	CDW LLC / CDW Finance Corp.
60,000	2.670%, 12/01/2026 (Callable 11/01/2026)	54,192
55,000	3.569%, 12/01/2031 (Callable 09/01/2031)	45,358

		99,550

Principal Amount		Value
	Energy Equipment & Services - 0.08%
140,000	Schlumberger Investment SA 4.850%, 05/15/2033 (Callable 02/15/2033)	$132,375

	Equity Real Estate Investment Trusts (REITs) - 0.32%
	Crown Castle, Inc.
100,000	3.800%, 02/15/2028 (Callable 11/15/2027)	91,808
225,000	4.800%, 09/01/2028 (Callable 08/01/2028)	213,784
	VICI Properties LP
75,000	4.950%, 02/15/2030 (Callable 12/15/2029)	68,700
145,000	5.125%, 05/15/2032 (Callable 02/15/2032)	129,955

		504,247

	Food Products - 0.49%
65,000	BAT Capital Corp. 6.343%, 08/02/2030 (Callable 06/02/2030)	64,066
	Cargill, Inc.
165,000	2.125%, 11/10/2031 (Callable 08/10/2031) (c)	128,644
70,000	4.000%, 06/22/2032 (Callable 03/22/2032) (c)	62,613
90,000	4.750%, 04/24/2033 (Callable 01/24/2033) (c)	85,012
	Conagra Brands, Inc.
175,000	5.300%, 10/01/2026	173,335
230,000	4.850%, 11/01/2028 (Callable 08/01/2028)	219,744
45,000	General Mills, Inc. 4.950%, 03/29/2033 (Callable 12/29/2032)	42,209

		775,623

	Health Care Equipment & Supplies - 0.24%
200,000	Alcon Finance Corp. 2.750%, 09/23/2026 (Callable 07/23/2026) (c)	184,027
	GE HealthCare Technologies, Inc.
100,000	5.857%, 03/15/2030 (Callable 01/15/2030)	99,226
105,000	5.905%, 11/22/2032 (Callable 08/22/2032)	104,235

		387,488

	Health Care Providers & Services - 0.60%
70,000	CommonSpirit Health 2.760%, 10/01/2024 (Callable 07/01/2024)	67,834
	CVS Health Corp.
65,000	5.125%, 02/21/2030 (Callable 12/21/2029)	62,554
55,000	5.250%, 02/21/2033 (Callable 11/21/2032) (e)	52,145
100,000	4.125%, 04/01/2040 (Callable 10/01/2039)	77,755
	HUMANA, Inc.
165,000	3.700%, 03/23/2029 (Callable 02/23/2029) (e)	150,617
60,000	5.875%, 03/01/2033 (Callable 12/01/2032)	59,782
	Kaiser Foundation Hospitals
70,000	2.810%, 06/01/2041 (Callable 12/01/2040)	47,055
70,000	3.002%, 06/01/2051 (Callable 12/01/2050)	44,097
15,000	Sutter Health 3.361%, 08/15/2050 (Callable 02/15/2050)	9,823
	UnitedHealth Group, Inc.
85,000	5.300%, 02/15/2030 (Callable 12/15/2029)	84,546
100,000	4.200%, 05/15/2032 (Callable 02/15/2032)	91,336
65,000	5.350%, 02/15/2033 (Callable 11/15/2032)	64,361
10,000	3.500%, 08/15/2039 (Callable 02/15/2039)	7,705
80,000	5.875%, 02/15/2053 (Callable 08/15/2052)	80,310
30,000	4.950%, 05/15/2062 (Callable 11/15/2061)	25,879
25,000	6.050%, 02/15/2063 (Callable 08/15/2062)	25,295

		951,094

	Hotels, Restaurants & Leisure - 0.13%
135,000	Equinix, Inc. 3.200%, 11/18/2029 (Callable 08/18/2029)	115,735

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Hotels, Restaurants & Leisure (Continued)
105,000	GLP Capital LP / GLP Financing II, Inc. 5.300%, 01/15/2029 (Callable 10/15/2028)	$97,446

		213,181

	Industrial Conglomerates - 0.05%
90,000	NXP BV / NXP Funding LLC / NXP USA, Inc. 4.300%, 06/18/2029 (Callable 03/18/2029)	82,505

	Insurance - 0.75%
	Aon Corp / Aon Global Holdings PLC
70,000	2.800%, 05/15/2030 (Callable 02/15/2030)	58,325
45,000	5.350%, 02/28/2033 (Callable 11/28/2032)	43,197
70,000	3.900%, 02/28/2052 (Callable 08/28/2051)	50,068
190,000	Brighthouse Financial Global Funding 1.750%, 01/13/2025 (c)	179,284
	Corebridge Financial, Inc.
150,000	3.850%, 04/05/2029 (Callable 02/05/2029)	134,888
35,000	6.050%, 09/15/2033 (Callable 06/15/2033) (c)	34,057
	Marsh & McLennan Cos, Inc.
90,000	4.750%, 03/15/2039 (Callable 09/15/2038)	79,121
70,000	4.050%, 10/15/2023	69,921
130,000	MetLife, Inc. 5.375%, 07/15/2033 (Callable 04/15/2033)	125,197
360,000	Metropolitan Life Global Funding I 2.400%, 01/11/2032 (c)	283,336
130,000	Principal Financial Group, Inc. 5.375%, 03/15/2033 (Callable 12/15/2032)	125,011

		1,182,405

	Internet & Direct Marketing Retail - 0.04%
70,000	Amazon.com, Inc. 3.875%, 08/22/2037 (Callable 02/22/2037)	59,834

	Machinery - 0.15%
40,000	Ingersoll Rand, Inc. 5.700%, 08/14/2033 (Callable 05/14/2033)	38,727
245,000	Otis Worldwide Corp. 2.565%, 02/15/2030 (Callable 11/15/2029)	203,363

		242,090

	Media - 1.59%
	Charter Communications Operating LLC / Charter Communications Operating Capital
210,000	2.250%, 01/15/2029 (Callable 11/15/2028)	171,529
29,000	3.500%, 03/01/2042 (Callable 09/01/2041)	18,015
150,000	5.375%, 05/01/2047 (Callable 11/01/2046)	114,326
55,000	5.750%, 04/01/2048 (Callable 10/01/2047)	43,922
75,000	5.125%, 07/01/2049 (Callable 01/01/2049)	54,568
160,000	4.800%, 03/01/2050 (Callable 09/01/2049)	111,805
45,000	3.700%, 04/01/2051 (Callable 10/01/2050) (e)	26,190
170,000	3.900%, 06/01/2052 (Callable 12/01/2051)	101,652
70,000	4.400%, 12/01/2061 (Callable 06/01/2061)	43,155
	Comcast Corp.
225,000	4.800%, 05/15/2033 (Callable 02/15/2033)	211,263
35,000	3.200%, 07/15/2036 (Callable 01/15/2036)	27,013
255,000	3.750%, 04/01/2040 (Callable 10/01/2039)	197,572
75,000	2.937%, 11/01/2056 (Callable 05/01/2056)	42,707
	Cox Communications, Inc.
101,000	3.150%, 08/15/2024 (Callable 06/15/2024) (c)	98,418
120,000	2.600%, 06/15/2031 (Callable 03/15/2031) (c)	93,571
	Discovery Communications LLC
18,000	4.125%, 05/15/2029 (Callable 02/15/2029)	16,095

Principal Amount		Value
	Media (Continued)
70,000	3.625%, 05/15/2030 (Callable 02/15/2030)	$59,296
179,000	5.200%, 09/20/2047 (Callable 03/20/2047)	135,754
103,000	5.300%, 05/15/2049 (Callable 11/15/2048)	78,917
75,000	4.650%, 05/15/2050 (Callable 11/15/2049)	53,009
	Paramount Global
15,000	4.950%, 01/15/2031 (Callable 10/15/2030)	12,905
295,000	4.200%, 05/19/2032 (Callable 02/19/2032) (e)	234,723
130,000	4.375%, 03/15/2043	84,149
40,000	5.850%, 09/01/2043 (Callable 03/01/2043)	31,128
	Time Warner Cable, Inc.
30,000	5.500%, 09/01/2041 (Callable 03/01/2041)	23,446
50,000	4.500%, 09/15/2042 (Callable 03/15/2042) (e)	34,606
	Warnermedia Holdings, Inc.
210,000	4.279%, 03/15/2032 (Callable 12/15/2031) (e)	178,405
310,000	5.141%, 03/15/2052 (Callable 09/15/2051)	230,108

		2,528,247

	Metals & Mining - 0.52%
205,000	Anglo American Capital PLC 3.875%, 03/16/2029 (Callable 01/16/2029) (c)	183,875
120,000	BHP Billiton Finance USA Ltd. 4.900%, 02/28/2033 (Callable 11/28/2032)	114,147
200,000	Corp Nacional del Cobre de Chile 5.950%, 01/08/2034 (Callable 10/08/2033) (c)	194,112
	Glencore Funding LLC
175,000	6.375%, 10/06/2030 (Callable 08/06/2030) (c)	174,685
75,000	2.850%, 04/27/2031 (Callable 01/27/2031) (c)	59,604
110,000	5.700%, 05/08/2033 (Callable 02/08/2033) (c)	104,470

		830,893

	Multi Utilities - 0.69%
55,000	Arizona Public Service Co. 5.550%, 08/01/2033 (Callable 05/01/2033)	53,430
	Berkshire Hathaway Energy Co.
65,000	6.125%, 04/01/2036	65,405
80,000	4.600%, 05/01/2053 (Callable 11/01/2052)	62,530
	Dominion Energy, Inc.
79,000	3.375%, 04/01/2030 (Callable 01/01/2030)	68,029
341,000	5.375%, 11/15/2032 (Callable 08/15/2032) (e)	326,096
10,000	6.300%, 03/15/2033	10,177
	NiSource, Inc.
474,000	3.600%, 05/01/2030 (Callable 02/01/2030)	413,492
25,000	5.400%, 06/30/2033 (Callable 03/30/2033)	23,999
70,000	Sempra 3.400%, 02/01/2028 (Callable 11/01/2027)	63,777

		1,086,935

	Oil, Gas & Consumable Fuels - 2.42%
50,000	Boston Gas Co. 3.757%, 03/16/2032 (Callable 12/16/2031) (c)	42,121
45,000	Canadian Natural Resources Ltd. 2.950%, 07/15/2030 (Callable 04/15/2030)	37,363
75,000	Cheniere Energy Partners LP 4.500%, 10/01/2029 (Callable 10/01/2024)	68,057
65,000	Columbia Pipelines Holding Co., LLC 6.042%, 08/15/2028 (Callable 07/15/2028) (c)	64,735
	Columbia Pipelines Operating Co., LLC
20,000	5.927%, 08/15/2030 (Callable 06/15/2030) (c)	19,756
105,000	6.036%, 11/15/2033 (Callable 08/15/2033) (c)	102,626
35,000	6.544%, 11/15/2053 (Callable 05/15/2053) (c)	34,219

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Oil, Gas & Consumable Fuels (Continued)
	ConocoPhillips Co.
120,000	5.050%, 09/15/2033 (Callable 06/15/2033)	$115,107
80,000	3.800%, 03/15/2052 (Callable 09/15/2051)	58,057
50,000	5.700%, 09/15/2063 (Callable 03/15/2063)	47,682
125,000	Diamondback Energy, Inc. 6.250%, 03/15/2033 (Callable 12/15/2032)	125,197
	Enbridge, Inc.
270,000	5.700%, 03/08/2033 (Callable 12/08/2032)	258,889
55,000	2.500%, 08/01/2033 (Callable 05/01/2033)	40,846
	Energy Transfer LP
45,000	5.250%, 04/15/2029 (Callable 01/15/2029)	43,188
115,000	6.250%, 04/15/2049 (Callable 10/15/2048)	105,771
	Enterprise Products Operating LLC
50,000	2.800%, 01/31/2030 (Callable 10/31/2029)	42,480
90,000	5.350%, 01/31/2033 (Callable 10/31/2032)	88,106
	Equinor ASA
95,000	3.625%, 04/06/2040 (Callable 10/06/2039)	73,372
70,000	3.700%, 04/06/2050 (Callable 10/06/2049)	51,123
186,624	Galaxy Pipeline Assets Bidco, Ltd. 2.940%, 09/30/2040 (c)	144,272
	Hess Corp.
80,000	7.875%, 10/01/2029	86,818
70,000	7.300%, 08/15/2031	74,279
100,000	KeySpan Gas East Corp. 5.994%, 03/06/2033 (Callable 12/06/2032) (c)	96,691
	MPLX LP
70,000	2.650%, 08/15/2030 (Callable 05/15/2030)	56,578
35,000	4.950%, 09/01/2032 (Callable 06/01/2032)	31,906
70,000	5.200%, 03/01/2047 (Callable 09/01/2046)	57,214
	Occidental Petroleum Corp.
65,000	6.625%, 09/01/2030 (Callable 03/01/2030)	65,932
55,000	6.450%, 09/15/2036	54,332
	ONEOK, Inc.
45,000	4.350%, 03/15/2029 (Callable 12/15/2028)	41,540
65,000	3.100%, 03/15/2030 (Callable 12/15/2029)	54,451
30,000	6.100%, 11/15/2032 (Callable 08/15/2032)	29,668
50,000	5.200%, 07/15/2048 (Callable 01/15/2048)	40,890
	Ovintiv, Inc.
30,000	5.650%, 05/15/2028 (Callable 04/15/2028)	29,368
45,000	7.375%, 11/01/2031	47,215
60,000	6.250%, 07/15/2033 (Callable 04/15/2033)	58,081
60,000	Pioneer Natural Resources Co. 5.100%, 03/29/2026	59,274
45,000	Plains All American Pipeline LP / PAA Finance Corp. 3.550%, 12/15/2029 (Callable 09/15/2029)	38,718
45,000	Sabine Pass Liquefaction LLC 4.500%, 05/15/2030 (Callable 11/15/2029)	41,293
	Southern California Gas Co.
300,000	5.200%, 06/01/2033 (Callable 03/01/2033)	284,201
50,000	5.750%, 06/01/2053 (Callable 12/01/2052)	46,687
	Southern Co. Gas Capital Corp.
10,000	2.450%, 10/01/2023	9,992
35,000	5.750%, 09/15/2033 (Callable 10/25/2023)	34,348
5,000	Sunoco Logistics Partners Operations LP 5.300%, 04/01/2044 (Callable 10/01/2043)	4,078
15,000	Targa Resources Corp. 6.125%, 03/15/2033 (Callable 12/15/2032)	14,737

Principal Amount		Value
	Oil, Gas & Consumable Fuels (Continued)
280,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp. 4.000%, 01/15/2032 (Callable 07/15/2026)	$235,918
245,000	The Brooklyn Union Gas Co. 4.866%, 08/05/2032 (Callable 05/05/2032) (c)	219,059
	The Williams Companies, Inc.
95,000	2.600%, 03/15/2031 (Callable 12/15/2030)	75,801
130,000	4.650%, 08/15/2032 (Callable 05/15/2032)	118,375
120,000	5.650%, 03/15/2033 (Callable 12/15/2032)	116,051
120,000	TransCanada PipeLines Ltd. 2.500%, 10/12/2031 (Callable 07/12/2031)	93,034
25,000	Transcontinental Gas Pipe Line Co., LLC 3.250%, 05/15/2030 (Callable 02/15/2030)	21,473
40,000	Western Midstream Operating LP 4.050%, 02/01/2030 (Callable 11/01/2029)	35,010

		3,835,979

	Personal Products - 0.30%
	Estee Lauder Cos Inc/The
130,000	4.375%, 05/15/2028 (Callable 04/15/2028)	125,310
70,000	4.650%, 05/15/2033 (Callable 02/15/2033)	65,434
30,000	5.150%, 05/15/2053 (Callable 11/15/2052)	27,035
275,000	Haleon US Capital LLC 3.375%, 03/24/2027 (Callable 02/24/2027)	255,278

		473,057

	Pharmaceuticals - 0.16%
	Royalty Pharma PLC
260,000	2.200%, 09/02/2030 (Callable 06/02/2030)	202,049
15,000	2.150%, 09/02/2031 (Callable 06/02/2031)	11,236
60,000	3.350%, 09/02/2051 (Callable 03/02/2051)	34,744

		248,029

	Semiconductors & Semiconductor Equipment - 0.28%
	Broadcom, Inc.
185,000	3.187%, 11/15/2036 (Callable 08/15/2036) (c)	132,954
11,000	4.926%, 05/15/2037 (Callable 02/15/2037) (c)	9,489
160,000	Intel Corp. 5.050%, 08/05/2062 (Callable 02/05/2062)	134,750
	Marvell Technology, Inc.
30,000	2.450%, 04/15/2028 (Callable 02/15/2028)	25,938
45,000	5.950%, 09/15/2033 (Callable 06/15/2033)	44,212
125,000	NVIDIA Corp. 3.500%, 04/01/2040 (Callable 10/01/2039)	98,437

		445,780

	Software - 0.37%
	Oracle Corp.
55,000	2.300%, 03/25/2028 (Callable 01/25/2028)	47,684
40,000	6.150%, 11/09/2029 (Callable 09/09/2029)	40,658
50,000	2.950%, 04/01/2030 (Callable 01/01/2030)	42,105
185,000	4.300%, 07/08/2034 (Callable 01/08/2034)	159,261
25,000	3.900%, 05/15/2035 (Callable 11/15/2034)	20,460
50,000	3.800%, 11/15/2037 (Callable 05/15/2037)	38,222
107,000	3.600%, 04/01/2040 (Callable 10/01/2039)	77,337
187,000	3.600%, 04/01/2050 (Callable 10/01/2049)	121,464
65,000	4.100%, 03/25/2061 (Callable 09/25/2060)	43,360

		590,551

	Specialty Retail - 0.37%
215,000	O’Reilly Automotive, Inc. 4.700%, 06/15/2032 (Callable 03/15/2032)	197,188

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Specialty Retail (Continued)
	Penske Truck Leasing Co. Lp / PTL Finance Corp.
110,000	5.750%, 05/24/2026 (Callable 04/24/2026) (c)	$108,448
50,000	6.050%, 08/01/2028 (Callable 07/01/2028) (c)	49,416
80,000	6.200%, 06/15/2030 (Callable 04/15/2030) (c)	78,912
155,000	4.400%, 07/01/2027 (Callable 06/01/2027) (c)	145,370

		579,334

	Tobacco - 0.60%
	Philip Morris International, Inc.
120,000	5.125%, 11/17/2027 (Callable 10/17/2027)	117,699
250,000	4.875%, 02/15/2028 (Callable 01/15/2028)	242,341
80,000	5.625%, 11/17/2029 (Callable 09/17/2029)	79,205
220,000	5.125%, 02/15/2030 (Callable 12/15/2029)	210,994
190,000	5.375%, 02/15/2033 (Callable 11/15/2032)	180,277
130,000	5.625%, 09/07/2033 (Callable 06/07/2033)	125,100

		955,616

	Wireless Telecommunication Services - 0.33%
105,000	Rogers Communications Inc/Ontario 3.800%, 03/15/2032 (Callable 12/15/2031)	87,330
	T-Mobile USA, Inc.
65,000	2.050%, 02/15/2028 (Callable 12/15/2027)	55,933
210,000	3.875%, 04/15/2030 (Callable 01/15/2030)	186,243
110,000	5.050%, 07/15/2033 (Callable 04/15/2033)	102,125
100,000	5.750%, 01/15/2034 (Callable 10/15/2033)	97,625

		529,256

	Total Corporate Obligations (Cost $45,498,411)	40,856,906

	FOREIGN GOVERNMENT DEBT OBLIGATIONS - 0.77%
	Bermuda Government International Bond
200,000	2.375%, 08/20/2030 (Callable 05/20/2030)	162,580
200,000	5.000%, 07/15/2032 (Callable 04/15/2032) (c)	186,846
210,000	Hungary Government International Bond 5.250%, 06/16/2029 (c)	200,929
	Romanian Government International Bond
246,000	3.000%, 02/27/2027 (c)	224,049
338,000	3.000%, 02/14/2031	272,739
200,000	Saudi Government International Bond 5.000%, 01/18/2053 (c)	166,563

	Total Foreign Government Debt Obligations (Cost $1,397,276)	1,213,706

	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY - 36.45%
	Federal Home Loan Mortgage Corp.
505	Pool #G1-3624 5.000%, 08/01/2024	494
82,000	Series K-068, 3.244%, 08/25/2027 (Callable 10/25/2027)	76,751
333,072	Series K-110, 1.813%, 04/25/2030 (Callable 02/25/2030) (b)(j)	27,562
1,318,507	Series K-111, 1.680%, 05/25/2030 (Callable 04/25/2030) (b)(j)	105,367
929,565	Series K-114, 1.210%, 06/25/2030 (Callable 03/25/2030) (b)(j)	54,429
297,964	Series K-122, 0.970%, 11/25/2030 (Callable 08/25/2030) (b)(j)	14,067
45,768	Series 2329, 6.500%, 06/15/2031	45,893
24,908	Series 2338, 6.500%, 07/15/2031	25,408

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
19,304	Pool #78-0447 5.141% (1 Year CMT Rate + 2.250%, 2.250% Floor, 9.363% Cap), 04/01/2033 (a)	$19,391
43	Pool #A4-3129 5.500%, 02/01/2036	42
20,415	Series 4216, 1.700%, 10/15/2039	19,833
27,012	Series 3883, 3.000%, 05/15/2041	24,810
105,550	Pool #U9-0688 4.000%, 05/01/2042	96,596
186,478	Pool #Q4-9389 3.500%, 07/01/2047	163,845
160,939	Pool #Q5-2093 3.500%, 11/01/2047	141,372
358,449	Series 5170, 2.000%, 07/25/2050	294,236
1,670,964	Pool #SD-8123 3.000%, 01/01/2051	1,387,425
1,815,770	Pool #QC-8858 2.500%, 10/01/2051	1,460,773
4,760,371	Pool #QD-4104 2.000%, 01/01/2052	3,630,956
145,461	Pool #QE-0827 2.000%, 04/01/2052	111,057
1,068,383	Pool #SD-8246 5.000%, 09/01/2052	1,009,972
	Federal National Mortgage Association
82,854	Pool #AJ8325 3.000%, 12/01/2026	80,145
396	Pool #544859 4.585% (11th District Cost of Funds Index + 1.695%, 1.695% Floor, 13.695% Cap), 08/01/2029 (a)	391
710,926	Series K-104, 1.245%, 01/25/2030 (Callable 04/25/2030) (b)(j)	38,689
16,684	Pool #BC4938 2.500%, 04/01/2031	15,232
36,740	Pool #786848 7.000%, 10/01/2031	37,033
1,267	Pool #727181 5.000%, 08/01/2033	1,243
589	Pool #730727 5.000%, 08/01/2033	577
190	Pool #741862 5.500%, 09/01/2033	189
221	Pool #766197 5.500%, 02/01/2034	217
52	Pool #776974 5.500%, 04/01/2034	51
29,364	Pool #888504 5.006% (1 Year CMT Rate + 2.006%, 2.006% Floor, 9.222% Cap), 04/01/2034 (a)	29,296
99,232	Pool #MA1870 4.500%, 04/01/2034	93,238
2,293	Pool #775776 5.500%, 05/01/2034	2,260
1,398,623	Series 2019-M21, 1.282%, 06/25/2034 (b)(j)	95,558
74,129	Pool #802783 4.605% (12 Month LIBOR USD + 1.612%, 1.612% Floor, 10.271% Cap), 10/01/2034 (a)	73,201
1,668	Pool #781629 5.500%, 12/01/2034	1,663
1,489	Pool #822815 5.500%, 04/01/2035	1,459
2,225	Pool #357850 5.500%, 07/01/2035	2,219
1,459	Pool #820242 5.000%, 07/01/2035	1,431
247	Pool #838452 5.500%, 09/01/2035	241
3,300,000	Pool #TBA 1.500%, 10/15/2035 (h)	2,750,988
1,730	Pool #865854 6.000%, 03/01/2036	1,755
2,327	Pool #891474 6.000%, 04/01/2036	2,346
987	Pool #906000 6.000%, 01/01/2037	988
23	Pool #928062 5.500%, 02/01/2037	23
25	Pool #899119 5.500%, 04/01/2037	25
136,995	Pool #AS9772 3.500%, 06/01/2037	122,926
60	Pool #970131 5.500%, 03/01/2038	60
37	Pool #985108 5.500%, 07/01/2038	37
45	Pool #964930 5.500%, 08/01/2038	44
23	Pool #987032 5.500%, 08/01/2038	23
20	Pool #968371 5.500%, 09/01/2038	20
15	Pool #993050 5.500%, 12/01/2038	14
6,285	Pool #993579 4.000%, 05/01/2039	5,727
1,082	Pool #AA5840 4.000%, 06/01/2039	993
24,082	Pool #AA8715 4.000%, 06/01/2039	22,091

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
64,635	Pool #AD0586 4.500%, 12/01/2039	$61,133
147,216	Pool #AD4062 5.000%, 05/01/2040	143,894
124,860	Pool #AD6929 5.000%, 06/01/2040	122,260
3,260	Pool #AD9896 4.000%, 08/01/2040	2,991
3,895	Pool #AB1500 4.000%, 09/01/2040	3,573
3,681	Pool #AD9856 4.000%, 09/01/2040	3,377
1,733	Pool #AE2559 4.000%, 09/01/2040	1,590
604	Pool #AE2562 4.000%, 09/01/2040	554
423	Pool #AE2566 4.000%, 09/01/2040	388
7,008	Pool #AE4124 4.000%, 10/01/2040	6,429
3,947	Pool #AE4888 4.000%, 10/01/2040	3,621
5,285	Pool #AE3916 4.000%, 11/01/2040	4,848
742	Pool #AE5147 4.000%, 11/01/2040	681
9,173	Pool #AE8715 4.000%, 11/01/2040	8,416
1,308	Pool #AH0006 4.000%, 12/01/2040	1,200
4,430	Pool #AH0020 4.000%, 12/01/2040	4,064
5,612	Pool #AH0599 4.000%, 12/01/2040	5,148
1,330	Pool #AH0601 4.000%, 12/01/2040	1,220
4,382	Pool #AH1263 4.000%, 01/01/2041	4,020
20,105	Pool #AL5233 4.000%, 01/01/2041	18,446
1,191	Pool #AH4659 4.000%, 02/01/2041	1,093
21,293	Pool #AH5653 4.000%, 02/01/2041	19,533
30,452	Pool #AL0934 5.000%, 02/01/2041	29,805
51,075	Pool #AD1889 4.500%, 03/01/2041	48,307
3,730	Pool #AH6150 4.000%, 03/01/2041	3,422
28,754	Pool #AL0215 4.500%, 04/01/2041	27,196
24,070	Pool #AL0187 5.000%, 05/01/2041	23,568
4,443	Pool #AL0456 5.000%, 06/01/2041	4,350
20,078	Pool #AI8842 4.500%, 08/01/2041	18,990
15,326	Pool #AL0815 4.000%, 09/01/2041	14,087
16,474	Series 2012-21, 2.000%, 09/25/2041	14,677
7,346	Pool #AJ1562 4.000%, 10/01/2041	6,752
3,362	Pool #AJ1972 4.000%, 10/01/2041	3,084
191,091	Pool #AJ2212 4.500%, 10/01/2041	180,732
8,094	Pool #AJ4756 4.000%, 10/01/2041	7,440
3,300,000	Pool #TBA 6.000%, 10/15/2041 (h)	3,258,750
3,300,000	Series Pool #TBA, Pool #000TBA 5.000%, 10/15/2041 (h)	3,115,406
2,000,000	Pool #TBA 4.000%, 10/15/2041 (h)	1,782,969
3,518,000	Pool #TBA 4.500%, 10/15/2041 (h)	3,232,162
6,805,000	Pool #TBA 5.500%, 10/15/2041 (h)	6,581,179
6,394	Pool #AJ3330 4.000%, 11/01/2041	5,877
5,910	Pool #AJ4549 4.000%, 11/01/2041	5,432
5,834	Pool #AJ4698 4.000%, 11/01/2041	5,362
10,826	Pool #AJ5424 4.000%, 11/01/2041	9,951
3,528	Pool #AJ7840 4.000%, 11/01/2041	3,234
6,627	Pool #AB3995 4.000%, 12/01/2041	6,091
6,276	Pool #AI0848 4.000%, 12/01/2041	5,768
5,057	Pool #AJ4187 4.000%, 12/01/2041	4,648
6,135	Pool #AJ5736 4.000%, 12/01/2041	5,639
3,328	Pool #AJ5968 4.000%, 12/01/2041	3,053
6,057	Pool #AJ6061 4.000%, 12/01/2041	5,568
5,760	Pool #AJ7868 4.000%, 12/01/2041	5,295
10,572	Pool #AJ8104 4.000%, 12/01/2041	9,698
8,258	Pool #AJ8109 4.000%, 12/01/2041	7,590
3,764	Pool #AJ8171 4.000%, 12/01/2041	3,453
8,772	Pool #AJ8341 4.000%, 12/01/2041	8,063
12,833	Pool #AJ8436 4.000%, 12/01/2041	11,796
5,016	Pool #AJ8912 4.000%, 12/01/2041	4,610

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
5,431	Pool #AJ9248 4.000%, 12/01/2041	$4,992
28,533	Series 2012-18, 2.000%, 12/25/2041	25,088
515,000	Series 2022-90, 4.500%, 12/25/2041	477,551
3,899	Pool #AJ2446 4.000%, 01/01/2042	3,577
9,185	Pool #AJ7538 4.000%, 01/01/2042	8,442
2,642	Pool #AJ8001 4.000%, 01/01/2042	2,424
7,022	Pool #AJ8369 4.000%, 01/01/2042	6,454
7,894	Pool #AJ9162 4.000%, 01/01/2042	7,256
40,873	Pool #AJ9330 4.000%, 01/01/2042	37,569
2,383	Pool #AJ9779 4.000%, 01/01/2042	2,191
6,588	Pool #AK0170 4.000%, 01/01/2042	6,055
15,581	Pool #AK0543 4.000%, 01/01/2042	14,321
6,889	Pool #AK0563 4.000%, 01/01/2042	6,332
11,604	Pool #AK1827 4.000%, 01/01/2042	10,666
93,545	Pool #AL2752 5.000%, 03/01/2042	91,096
25,681	Series 2012-52, 3.500%, 05/25/2042	23,862
16,591	Pool #AB5529 4.000%, 07/01/2042	15,176
56,450	Pool #AB6228 3.500%, 09/01/2042	50,162
366,130	Series 2012-120 ZB, 3.500%, 11/25/2042	324,685
53,523	Series 415, 3.000%, 11/25/2042	47,292
101,763	Series 4961, 2.500%, 12/15/2042	88,593
156,349	Pool #AQ9316 2.500%, 01/01/2043	127,569
33,396	Series 2015-48, 3.000%, 02/25/2043	31,326
413,413	Pool #AT2720 3.000%, 05/01/2043	354,128
253,240	Pool #AT5900 3.000%, 06/01/2043	216,923
24,980	Series 2013-77, 1.700%, 06/25/2043	23,818
161,632	Pool #AU1625 3.500%, 07/01/2043	143,322
24,945	Series 2017-26, 3.500%, 07/25/2044	24,111
172,311	Pool #AS5469 4.000%, 07/01/2045	157,571
240,967	Pool #AZ0832 4.000%, 07/01/2045	220,432
31,234	Pool #AS5597 3.500%, 08/01/2045	27,473
22,583	Series 2016-38, 3.000%, 01/25/2046	19,860
41,243	Series 2016-11, 2.500%, 03/25/2046	36,774
126,749	Pool #AS7170 3.500%, 05/01/2046	111,308
117,416	Pool #AS7242 3.500%, 05/01/2046	103,104
221,485	Pool #BC9468 3.000%, 06/01/2046	187,666
87,073	Pool #AS7492 4.000%, 07/01/2046	79,347
50,000	Pool #TBA 2.500%, 10/15/2046 (h)	39,731
158,828	Pool #AS8947 3.500%, 03/01/2047	139,414
217,000	Series 2017-16, 3.000%, 03/25/2047	175,327
16,274	Series 2017-34, 3.000%, 05/25/2047	15,187
19,782	Pool #MA3038 4.500%, 06/01/2047	18,575
1,261,126	Pool #CA0858 3.500%, 12/01/2047	1,106,344
57,962	Series 2018-23, 3.500%, 04/25/2048	52,904
370,528	Pool #BN5279 4.000%, 02/01/2049	336,500
60,304	Series 2019-07, 3.500%, 03/25/2049	55,120
76,420	Series 2019-14, 3.500%, 04/25/2049	70,280
64,702	Series 2019-45, 3.000%, 08/25/2049	56,199
1,150,000	Pool #TBA 2.000%, 03/25/2050 (h)	875,687
1,950,917	Pool #MA4307 3.000%, 04/01/2051	1,624,098
1,838,236	Pool #FM7678 2.500%, 06/01/2051	1,472,676
356,622	Pool #BT7155 2.000%, 08/01/2051	272,885
1,860,707	Pool #FS1108 2.500%, 09/01/2051	1,488,715
1,860,524	Pool #FM9491 2.500%, 11/01/2051	1,482,852
424,066	Pool #FS1069 2.000%, 12/01/2051	324,245
778,209	Pool #BV1380 2.000%, 01/01/2052	594,603
242,556	Pool #BT2317 2.000%, 03/01/2052	185,247
859,834	Pool #BV2993 2.000%, 04/01/2052	657,273
141,448	Pool #FS1598 2.000%, 04/01/2052	107,971

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
2,310,552	Pool #MA4577 2.000%, 04/01/2052	$1,763,034
174,851	Pool #BV9804 2.000%, 05/01/2052	133,577
1,064,622	Pool #MA4761 5.000%, 09/01/2052	1,006,583
29,327	Series 2017-35, 3.500%, 04/25/2053	28,280
34,478	Series 2017-84, 3.500%, 04/25/2053	32,770
30,474	Series 2017-49, 4.000%, 07/25/2053	29,452
42,394	Series 2018-70, 3.500%, 10/25/2056	39,826
70,776	Series 2019-12, 3.500%, 11/25/2057	64,697
185,038	Series 2020-1, 3.500%, 08/25/2058	167,208
	Freddie Mac Structured Agency Credit Risk Debt Notes
28,719	Series 2022-HAQ2, 7.965% (SOFR30A + 2.650%, 0.000% Floor), 07/25/2042 (Callable 07/25/2027) (a)(c)	29,360
117,655	Series 2023-HAQ2 FLT, 7.315% (SOFR30A + 2.000%, 0.000% Floor), 06/25/2043 (Callable 06/25/2028) (a)(c)	118,305
	Government National Mortgage Association
5,281	Pool #614436X 5.000%, 08/15/2033	5,063
10,616	Pool #736686X 5.000%, 02/15/2039	10,304
270,359	Pool #723248X 5.000%, 10/15/2039	264,660
6,248	Series 2015-56, 1.500%, 04/16/2040	6,198
100,315	Pool #783403X 3.500%, 09/15/2041	90,337
2,250,000	Pool #TBA 4.000%, 10/15/2041 (h)	2,028,691
29,206	Series 2013-37, 2.000%, 01/20/2042	27,306
1,125	Series 2015-151, 1.700%, 10/20/2045	1,121
21,432	Pool #MA4587M 4.000%, 07/20/2047	19,648
61,544	Pool #MA4652M 3.500%, 08/20/2047	54,733
114,627	Pool #MA4778M 3.500%, 10/20/2047	101,862
80,739	Pool #MA4779M 4.000%, 10/20/2047	74,045
93,821	Pool #MA4780M 4.500%, 10/20/2047	88,170
2,300,000	Pool #TBA 5.000%, 10/15/2048 (h)	2,181,227
1,300,000	Pool #TBA 2.000%, 10/15/2050 (h)	1,030,024
2,435,856	Pool #MA7650M 3.000%, 10/20/2051	2,075,455
1,223,358	Pool #MA8199M 3.500%, 08/20/2052	1,074,065

	Total Mortgage Backed Securities - U.S. Government Agency (Cost $62,271,564)	57,791,505

	MUNICIPAL DEBT OBLIGATIONS - 1.74%
	California, GO,
30,000	7.550%, 04/01/2039	35,366
60,000	7.300%, 10/01/2039	68,137
105,000	Chicago Transit Authority Sales & Transfer Tax Receipts, Series B, Revenue Bond, Series B, 6.899%, 12/01/2040	114,294
20,000	Chicago Transit Authority Sales Tax Receipts Fund 3.912%, 12/01/2040	16,201
203,414	Commonwealth of Massachusetts 4.110%, 07/15/2031	195,860
	County of Riverside CA
345,000	2.963%, 02/15/2027	319,806
345,000	3.070%, 02/15/2028	315,311
155,000	Dallas Fort Worth International Airport Series A, 4.507%, 11/01/2051 (Callable 11/1/2032)	131,111
125,000	District of Columbia 3.432%, 04/01/2042	91,761

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
	Metropolitan Transportation Authority
255,000	5.175%, 11/15/2049	$220,024
100,000	5.000%, 11/15/2050 (Callable 05/15/2030)	97,530
60,000	New York State Thruway Authority - Class M 2.900%, 01/01/2035	48,658
265,000	New York Transportation Development Corp. 4.248%, 09/01/2035	250,427
355,000	Philadelphia Authority for Industrial Development 6.550%, 10/15/2028	366,845
250,000	State Board of Administration Finance Corp. 1.258%, 07/01/2025	232,158
225,000	Texas Natural Gas Securitization Finance Corp. 5.102%, 04/01/2035	220,854
35,000	University of California Medical Center, Series H Revenue Bond, 6.548%, 05/15/2048	37,793

	Total Municipal Debt Obligations (Cost $3,070,250)	2,762,136

	U.S. TREASURY OBLIGATIONS - 24.23%
	U.S. Treasury Bonds - 13.87%
1,687,885	0.750%, 07/15/2028 (f)	1,571,832
1,589,443	0.250%, 07/15/2029 (f)	1,417,412
107,305	0.125%, 07/15/2030 (f)	93,056
2,190,000	3.375%, 08/15/2042	1,773,772
2,820,000	3.125%, 02/15/2043	2,182,085
1,865,000	3.625%, 08/15/2043	1,555,490
795,000	3.750%, 11/15/2043	674,554
2,220,000	3.125%, 08/15/2044	1,695,612
810,000	2.500%, 02/15/2045	549,740
240,000	3.000%, 11/15/2045	177,403
950,000	2.500%, 02/15/2046	637,112
2,510,000	3.000%, 02/15/2047	1,841,418
1,050,000	2.750%, 11/15/2047	731,473
500,000	3.000%, 02/15/2048	365,391
940,000	3.125%, 05/15/2048	703,219
1,462,495	0.250%, 02/15/2050 (f)	860,014
2,996,000	1.250%, 05/15/2050	1,411,280
390,000	1.375%, 08/15/2050	190,079
1,020,000	1.625%, 11/15/2050	533,607
307,476	0.125%, 02/15/2052 (f)	168,657
1,660,000	3.000%, 08/15/2052 (e)	1,208,558
1,225,000	3.625%, 02/15/2053 (e)	1,012,252
695,000	4.125%, 08/15/2053 (e)	630,278

		21,984,294

	U.S. Treasury Notes - 10.36%
4,340,000	2.000%, 11/15/2026 (i)	3,993,224
1,605,000	1.500%, 11/30/2028	1,375,849
5,260,000	1.875%, 02/28/2029 (e)	4,569,419
1,445,000	3.250%, 06/30/2029 (e)	1,343,286
708,000	1.625%, 08/15/2029	601,053
1,030,000	1.375%, 11/15/2031	807,464
1,075,000	2.875%, 05/15/2032	943,942
2,320,000	2.750%, 08/15/2032 (e)	2,009,428
835,000	3.875%, 08/15/2033	789,271

		16,432,936

	Total U.S. Treasury Obligations (Cost $48,154,210)	38,417,230

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Number of Shares		Value
	SHORT TERM INVESTMENTS - 2.98%
	Money Market Funds - 2.98%
4,726,440	JPMorgan U.S. Government Money Market Fund Effective Yield, 5.27% (d)	$4,726,440

	Total Short Term Investments (Cost $4,726,440)	4,726,440

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 7.72%
12,240,206	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 5.50% (d)	12,240,206

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $12,240,206)	12,240,206

	Total Investments (Cost $220,718,901) - 124.76%	197,778,269
	Liabilities in Excess of Other Assets - (24.76)%	(39,245,776)

	TOTAL NET ASSETS - 100.00%	$158,532,493

Percentages are stated as a percent of net assets.

Principal amounts are denominated in the currency in which the security was purchased.

(a)	Variable rate security based on a reference index and spread. Certain securities are fixed to variable and currently in the fixed phase. The rate reported is the rate in effect as of September 30, 2023.
(b)	Variable rate security. The coupon is based on an underlying pool of assets. The rate reported is the rate in effect as of September 30, 2023.
(c)	Securities were purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or were acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. The value of these securities total $41,565,963 which represents 26.22% of total net assets.
(d)	Seven-day yield as of September 30, 2023.
(e)	All or portion of this security is on loan.
(f)	Represents a U.S. Treasury Inflation Protected Security.
(g)	These securities have been deemed illiquid pursuant to the Fund’s liquidity guidelines. The value of these securities total $2,143,267, which represents 1.35% of total net assets.
(h)	Security purchased on a when-issued basis. On September 30, 2023, the total value of investments purchased on a when-issued basis was $26,876,814 or 16.95% of total net assets.
(i)	All or a portion of this security is held as collateral for certain swap, options written and futures contracts. The approximate value of the portion of this security held as collateral is $1,087,506.
(j)	Represents an interest-only security that entitles holders to receive only interest payments on the underlying mortgages. The yield-to-maturity of an interest-only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the underlying mortgages. Interest rate disclosed represents yield upon the estimated timing and amount of future cash flows at September 30, 2023. These securities are considered liquid pursuant to the Fund’s liquidity guidelines and the value of these securities total $1,222,060, which represents 0.77% of total net assets.
(k)	Step-up bond; the interest rate shown is the rate in effect as of September 30, 2023.

Glossary of Terms

LIBOR	-	London Interbank Offered Rate
CMT	-	Constant Maturing Treasury Rate
SOFR	-	Secured Overnight Financing Rate
TSFR	-	Term Secured Overnight Financing Rate

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF OPEN FUTURES CONTRACTS (Unaudited)

September 30, 2023

Description	Number of Contracts Purchased/(Sold)	Long/Short	Notional Value	Settlement Month	Unrealized Appreciation (Depreciation)
U.S. Treasury 2 Year Bond Future	71	Long	14,392,477	Dec-23	$(31,997)
U.S. Treasury 10 Year Note Future	(9)	Short	(972,563)	Dec-23	4,390
U.S. Treasury Ultra 10 Year Note Future	(62)	Short	(6,916,875)	Dec-23	135,572
U.S. Treasury Ultra Bond Future	(22)	Short	(2,611,125)	Dec-23	114,450

					$222,415

GuideMark Core Fixed Income Fund

SCHEDULE OF OPEN SWAP CONTRACTS (Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION(1)

September 30, 2023

Reference Obligation	Implied Credit Spread at 9/30/2023(2)	Fixed Pay Rate	Maturity Date	Counterparty	Payment Frequency	Notional Amount(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX-NAIGS41V1-5Y*	73.18%	1.000%	12/20/2028	Morgan Stanley	Quarterly	$2,750,000	$33,535	$36,909	($3,374)

							$33,535	$36,909	($3,374)

INTEREST RATE SWAPS

June 30, 2023

Pay/Receive Floating Rate	Floating Rate Index and Rate at 09/30/2023	Floating Payment Frequency	Fixed Pay Rate	Fixed Payment Frequency	Maturity Date	Counterparty	Notional Amount	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Receive	USD-SOFR-COMPOUND** 5.31%	Annually	1.5600%	Annually	12/15/2051	Morgan Stanley	$565,000	$232,429	$(3,307)	$235,736
Receive	USD-SOFR-COMPOUND** 5.31%	Annually	3.5900%	Annually	9/20/2053	Morgan Stanley	680,000	49,597	2,919	46,678
Receive	USD-SOFR-COMPOUND** 5.31%	Annually	2.9700%	Annually	3/15/2053	Morgan Stanley	990,000	177,227	3,143	174,084
Receive	USD-SOFR-COMPOUND** 5.31%	Annually	2.8800%	Annually	3/15/2053	Morgan Stanley	310,000	60,205	3,562	56,643

								$519,458	$6,317	$513,141

1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
2)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on U.S. municipal issues, corporate issues or sovereign issues of an emerging country as of year end serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
3)	The maximum potential amount the Fund could be required to pay as seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
*	Centrally cleared swap, clearing agent: ICE
**	Centrally cleared swap, clearing agent: LCH Group

See notes to financial statements.

GuidePath Growth Allocation Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2023

Number of Shares		Value
	INVESTMENT COMPANIES - 98.92%
	Domestic Equity Funds - 72.65%
1,395,800	AMCAP Fund - Class F3	$48,434,265
734,964	American Funds - Fundamental Investors - Class F3	48,294,470
484,849	American Funds - New Economy Fund - Class F3	24,169,706
455,477	American Funds - New Perspective Fund - Class F3	24,158,486
604,129	American Funds - SMALLCAP World Fund, Inc. - Class F3	36,459,156
1,019,010	American Funds - The Growth Fund of America - Class F3	60,651,501
20,391	Invesco QQQ Trust Series 1 (a)	7,305,484
465,514	iShares Core S&P Small-Cap ETF	43,911,936
945,388	Schwab U.S. Large-Cap ETF	47,836,633
833,071	Schwab U.S. Large-Cap Growth ETF (a)	60,580,923
453,813	SPDR S&P 600 Small Cap Growth ETF	33,250,878
707,302	Vanguard Russell 1000 Growth ETF (a)	48,407,749
111,803	Vanguard Russell 2000 Growth (a)	18,235,069
441,052	Vanguard S&P 500 ETF (a)	173,201,120
246,283	Vanguard Value ETF (a)	33,969,814

		708,867,190

	Emerging Markets Equity Funds - 5.87%
1,203,870	iShares Core MSCI Emerging Markets ETF	57,292,173

	International Equity Funds - 17.96%
39,321	iShares Core MSCI Europe ETF (a)	1,952,681
326,131	iShares MSCI ACWI ETF	30,124,720
178,866	iShares MSCI Switzerland ETF (a)	7,793,192
288,516	JPMorgan BetaBuilders Canada ETF (a)	16,777,205
170,444	Vanguard FTSE All World ex-US Small-Cap ETF (a)	18,101,153
2,299,579	Vanguard FTSE Developed Markets ETF (a)	100,537,594

		175,286,545

Number of Shares		Value
	Real Estate Funds - 2.44%
214,646	Vanguard Global ex-U.S. Real Estate ETF (a)	$8,356,169
204,245	Vanguard Real Estate ETF (a)	15,453,176

		23,809,345

	Total Investment Companies (Cost $702,536,302)	965,255,253

	SHORT TERM INVESTMENTS - 0.67%
	Money Market Funds - 0.67%
6,541,707	JPMorgan U.S. Government Money Market Fund Effective Yield, 5.27% (b)	6,541,707

	Total Short Term Ivestments (Cost $6,541,707)	6,541,707

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 12.50%
121,933,321	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 5.50% (b)	121,933,321

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $121,933,321)	121,933,321

	Total Investments (Cost $831,011,330) - 112.09%	1,093,730,281
	Liabilities in Excess of Other Assets - (12.09)%	(117,936,669)

	TOTAL NET ASSETS - 100.00%	$975,793,612

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of September 30, 2023.

See notes to financial statements.

GuidePath Conservative Allocation Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2023

Number of Shares		Value
	INVESTMENT COMPANIES - 98.85%
	Alternative Funds - 1.47%
168,450	SPDR Gold MiniShares Trust (a)(b)	$6,175,377

	Emerging Markets Equity Funds - 1.38%
121,330	iShares Core MSCI Emerging Markets ETF	5,774,095

	Emerging Markets Fixed Income Funds - 0.52%
26,508	iShares J.P. Morgan USD Emerging Markets Bond ETF	2,187,440

	Domestic Equity Funds - 23.82%
220,630	American Funds - Mutual Fund - Class F3	10,546,133
210,181	American Funds - Washington Mutual Investors Fund - Class F3	11,089,168
149,551	iShares Core S&P Small-Cap ETF	14,107,146
186,237	iShares Edge MSCI Min Vol USA ETF	13,479,834
100,363	Vanguard High Dividend Yield ETF	10,369,505
57,873	Vanguard S&P 500 ETF	22,726,727
127,265	Vanguard Value ETF (a)	17,553,662

		99,872,175

	Domestic Fixed Income Funds - 45.49%
1,192,792	American Funds - High-Income Trust - Class F3	10,770,909
1,914,727	American Funds - Multi-Sector Income Fund - Class F3	16,830,450
1,479,195	American Funds - The Bond Fund of America - Class F3	16,093,638
50,697	iShares 10+ Year Investment Grade Corporate Bond ETF (a)	2,389,857
119,411	iShares 7-10 Year Treasury Bond ETF (a)	10,936,853
259,240	iShares Broad USD High Yield Corporate Bond ETF (a)	8,998,220
104,498	iShares Broad USD Investment Grade Corporate Bond ETF (a)	5,023,219
168,728	iShares Core U.S. Aggregate Bond ETF	15,867,181
26,686	iShares iBoxx High Yield Corporate Bond ETF (a)	1,967,292
47,946	iShares TIPS Bond ETF	4,972,959
39,766	SPDR Portfolio Short Term Treasury ETF	1,142,079
7,103,053	Vanguard High-Yield Corporate Fund - Admiral Shares	36,438,660
63,124	Vanguard Intermediate-Term Corporate Bond ETF (a)	4,796,162
190,732	Vanguard Long-Term Treasury ETF	10,587,533
125,143	Vanguard Mortgage-Backed Securities ETF (a)	5,478,761
21,958	Vanguard Short-Term Corporate Bond ETF (a)	1,650,144
17,263	Vanguard Total Bond Market ETF	1,204,612
707,307	WisdomTree Floating Rate Treasury Fund (a)	35,591,688

		190,740,217

	Hybrid Funds - 18.23%
319,444	American Funds - Capital Income Builder - Class F3	19,636,228
903,098	American Funds - The Income Fund of America - Class F3	19,750,750
317,093	iShares Core Aggressive Allocation ETF (a)	20,132,235
342,829	iShares Core Growth Allocation ETF (a)	16,939,181

		76,458,394

Number of Shares		Value
	International Equity Funds - 6.32%
57,874	iShares Core MSCI Europe ETF (a)	$2,874,023
50,026	iShares MSCI EAFE Min Vol Factor ETF	3,262,696
91,932	iShares MSCI Switzerland ETF (a)	4,005,477
50,831	JPMorgan BetaBuilders Canada ETF (a)	2,955,823
306,481	Vanguard FTSE Developed Markets ETF (a)	13,399,349

		26,497,368

	International Fixed Income Funds - 0.63%
47,644	SPDR Bloomberg International Treasury Bond ETF	1,011,959
34,124	Vanguard Total International Bond ETF (a)	1,632,151

		2,644,110

	Real Estate Funds - 0.99%
26,861	Vanguard Global ex-U.S. Real Estate ETF (a)	1,045,699
41,290	Vanguard Real Estate ETF (a)	3,124,001

		4,169,700

	Total Investment Companies (Cost $398,641,676)	414,518,876

	SHORT TERM INVESTMENTS - 0.55%
	Money Market Funds - 0.55%
2,304,322	JPMorgan U.S. Government Money Market Fund Effective Yield, 5.27% (c)	2,304,322

	Total Short Term Investments (Cost $2,304,322)	2,304,322

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 25.54%
107,097,473	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 5.50% (c)	107,097,473

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $107,097,473)	107,097,473

	Total Investments (Cost $508,043,471) - 124.94%	523,920,671
	Liabilities in Excess of Other Assets - (24.94)%	(104,580,000)

	TOTAL NET ASSETS - 100.00%	$419,340,671

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	Seven-day yield as of September 30, 2023.

See notes to financial statements.

GuidePath Tactical Allocation Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2023

Number of Shares		Value
	COMMON STOCKS - 71.72%
	Air Freight & Logistics - 3.04%
134,441	Expeditors International of Washington, Inc.	$15,410,972

	Biotechnology - 8.66%
59,086	Gilead Sciences, Inc.	4,427,905
18,773	Regeneron Pharmaceuticals, Inc. (b)	15,449,428
47,398	United Therapeutics Corp. (b)	10,705,786
38,141	Vertex Pharmaceuticals, Inc. (b)	13,263,151

		43,846,270

	Building Products - 3.21%
130,423	Builders FirstSource, Inc. (a)(b)	16,236,359

	Electric Utilities - 1.62%
246,521	OGE Energy Corp.	8,216,545

	Food & Staples Retailing - 1.66%
195,927	Sprouts Farmers Market, Inc. (a)(b)	8,385,676

	Food Products - 2.43%
162,893	Archer-Daniels-Midland Co.	12,285,390

	Health Care Providers & Services - 2.47%
62,178	Laboratory Corp of America Holdings (a)	12,500,887

	Household Durables - 5.60%
119,341	DR Horton, Inc.	12,825,577
162,281	PulteGroup, Inc.	12,016,908
81,932	Taylor Morrison Home Corp. (b)	3,491,123

		28,333,608

	Household Products - 3.04%
105,546	Procter & Gamble Co.	15,394,940

	Insurance - 10.84%
216,265	Aflac, Inc. (a)	16,598,339
142,869	Arch Capital Group Ltd. - ADR (b)	11,388,088
215,765	Hartford Financial Services Group, Inc.	15,299,896
235,847	Unum Group	11,601,314

		54,887,637

	Interactive Media & Services - 1.26%
48,690	Alphabet, Inc. - Class A (b)	6,371,573

	Life Sciences Tools & Services - 2.27%
46,319	Danaher Corp.	11,491,744

	Machinery - 1.66%
32,950	Snap-on, Inc.	8,404,227

	Metals & Mining - 2.11%
99,795	Steel Dynamics, Inc.	10,700,020

	Oil, Gas & Consumable Fuels - 2.41%
52,591	Devon Energy Corp.	2,508,590
180,809	PBF Energy, Inc. - Class A	9,678,706

		12,187,296

	Pharmaceuticals - 2.23%
340,601	Pfizer, Inc.	11,297,735

Number of Shares		Value
	Professional Services - 2.89%
126,008	Robert Half, Inc.	$9,233,866
51,264	Science Applications International Corp.	5,410,403

		14,644,269

	Road & Rail - 2.60%
262,579	Knight-Swift Transportation Holdings, Inc.	13,168,337

	Semiconductors & Semiconductor Equipment - 2.84%
154,412	ON Semiconductor Corp. (a)(b)	14,352,595

	Software - 4.58%
73,428	Microsoft Corp.	23,184,891

	Technology Hardware, Storage & Peripherals - 4.30%
126,990	Apple, Inc.	21,741,958

	Total Common Stocks (Cost $322,455,584)	363,042,929

	INVESTMENT COMPANIES - 26.18%
	Domestic Equity Funds - 14.57%
171,757	iShares Core S&P 500 ETF	73,757,609

	Alternative Funds - 11.61%
1,100,817	ProShares Ultra S&P500 (a)	58,761,611

	Total Investment Companies (Cost $135,767,182)	132,519,220

	SHORT TERM INVESTMENTS - 1.62%
	Money Market Funds - 1.62%
8,193,036	JPMorgan U.S. Government Money Market Fund Effective Yield, 5.27% (c)	8,193,036

	Total Short Term Investments (Cost $8,193,036)	8,193,036

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 6.50%
32,919,803	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 5.50% (c)	32,919,803

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $32,919,803)	32,919,803

	Total Investments (Cost $499,335,605) - 106.02%	536,674,988
	Liabilities in Excess of Other Assets - (6.02)%	(30,467,676)

	TOTAL NET ASSETS - 100.00%	$506,207,312

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	Seven-day yield as of September 30, 2023.

Glossary of Terms

ADR	-	American Depositary Receipt

See notes to financial statements.

GuidePath Absolute Return Allocation Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2023

Number of Shares		Value
	INVESTMENT COMPANIES - 98.88%
	Domestic Equity Funds - 3.12%
501,553	DoubleLine Shiller Enhanced CAPE - Institutional Shares	$6,414,863

	Domestic Fixed Income Funds - 90.03%
1,705,744	BlackRock Low Duration Bond Portfolio - Institutional Shares	15,044,664
741,193	BlackRock Strategic Income Opportunities Portfolio - Institutional Shares	6,700,384
516,595	DoubleLine Core Fixed Income Fund - Institutional Shares	4,582,193
1,594,075	DoubleLine Low Duration Bond Fund - Institutional Shares	15,032,129
2,418,140	DoubleLine Total Return Bond Fund - Institutional Shares	20,336,558
72,307	iShares 7-10 Year Treasury Bond ETF (a)	6,622,598
43,488	Schwab Short-Term U.S. Treasury ETF	2,082,640
951,395	SPDR Bloomberg Investment Grade Floating Rate ETF (a)	29,226,854
289,999	SPDR Portfolio Short Term Treasury ETF (a)	8,328,771
828,010	T. Rowe Price Institutional Floating Rate Fund - Institutional Shares	7,766,738
2,402,572	Vanguard High-Yield Corporate Fund - Admiral Shares	12,325,194
228,607	Vanguard Intermediate-Term Corporate Bond ETF (a)	17,369,560
35,493	Vanguard Long-Term Treasury ETF (a)	1,970,216
417,365	Vanguard Mortgage-Backed Securities ETF (a)	18,272,240
172,617	Vanguard Short-Term Corporate Bond ETF (a)	12,972,168
95,214	Vanguard Total Bond Market ETF	6,644,033

		185,276,940

	Emerging Markets Fixed Income Funds - 2.46%
85,716	Vanguard Emerging Markets Government Bond ETF	5,070,958

Number of Shares		Value
	Opportunistic Fixed Income Funds - 3.27%
803,705	DoubleLine Flexible Income Fund - Institutional Shares	$6,727,013

	Total Investment Companies (Cost $209,384,935)	203,489,774

	SHORT TERM INVESTMENTS - 0.56%
	Money Market Funds - 0.56%
1,146,146	JPMorgan U.S. Government Money Market Fund Effective Yield, 5.27% (b)	1,146,146

	Total Short Term Investments (Cost $1,146,146)	1,146,146

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 24.71%
50,852,453	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 5.50% (b)	50,852,453

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $50,852,453)	50,852,453

	Total Investments (Cost $261,383,534) - 124.15%	255,488,373
	Liabilities in Excess of Other Assets - (24.15)%	(49,705,931)

	TOTAL NET ASSETS - 100.00%	$205,782,442

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of September 30, 2023.

See notes to financial statements.

GuidePath Multi-Asset Income Allocation Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2023

Number of Shares		Value
	INVESTMENT COMPANIES - 98.64%
	Domestic Equity Funds - 32.94%
31,532	BlackRock High Equity Income Fund - Institutional Shares	$821,087
207,064	Global X US Preferred ETF	3,894,874
34,708	iShares Select Dividend ETF	3,735,969
75,141	Schwab US Dividend Equity ETF (a)	5,316,976
76,996	SPDR Portfolio S&P 500 High Dividend ETF (a)	2,700,250
45,894	Vanguard High Dividend Yield ETF (a)	4,741,768
1,222	Vanguard S&P 500 ETF	479,879
68,684	WisdomTree U.S. SmallCap Dividend Fund (a)	1,936,889
62,289	WisdomTree US LargeCap Dividend Fund	3,830,151

		27,457,843

	Domestic Fixed Income Funds - 38.55%
107,378	iShares 0-5 Year High Yield Corporate Bond ETF	4,405,720
50,366	iShares Broad USD Investment Grade Corporate Bond ETF (a)	2,421,094
37,171	iShares Convertible Bond ETF	2,758,460
8,158	iShares iBoxx $ Investment Grade Corporate Bond ETF (a)	832,279
11,351	Schwab US TIPS ETF	573,112
13,314	SPDR Portfolio Aggregate Bond ETF (a)	324,063
47,177	SPDR Portfolio Long Term Corporate Bond ETF	1,002,039
33,284	SPDR Portfolio Short Term Treasury ETF (a)	955,916
154,350	T Rowe Price Institutional Floating Rate Fund - Institutional Shares	1,447,806
1,904,965	Vanguard High-Yield Corporate Fund - Admiral Shares	9,772,472
8,266	Vanguard Intermediate-Term Treasury ETF (a)	472,402
31,617	Vanguard Long-Term Treasury ETF (a)	1,755,060
48,494	Vanguard Mortgage-Backed Securities ETF (a)	2,123,067
65,346	WisdomTree Floating Rate Treasury Fund (a)	3,288,211

		32,131,701

	Emerging Markets Equity Funds - 6.12%
214,323	iShares Emerging Markets Dividend ETF	5,105,174

	Emerging Markets Fixed Income Funds - 1.84%
25,975	Vanguard Emerging Markets Government Bond ETF	1,536,681

	International Equity Funds - 11.38%
13,795	iShares International Dividend Growth ETF	818,181
156,613	iShares International Select Dividend ETF (a)	3,977,971
44,592	SPDR S&P Global Dividend ETF	2,433,715
68,571	SPDR S&P International Dividend ETF	2,255,986

		9,485,853

Number of Shares		Value
	Multi-Asset Funds - 4.98%
190,747	Loomis Sayles Global Allocation Fund - Class Y	$4,148,743

	Opportunistic Fixed Income Funds - 0.67%
61,543	BlackRock Strategic Income Opportunities Portfolio - Institutional Shares	556,350

	Real Estate Funds - 2.15%
23,718	Vanguard Real Estate ETF (a)	1,794,504

	Total Investment Companies (Cost $77,967,486)	82,216,849

	SHORT TERM INVESTMENTS - 0.99%
	Money Market Funds - 0.99%
822,875	JPMorgan U.S. Government Money Market Fund Effective Yield, 5.27% (b)	822,875

	Total Short Term Investments (Cost $822,875)	822,875

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 20.45%
17,046,746	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 5.50% (b)	17,046,746

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $17,046,746)	17,046,746

	Total Investments (Cost $95,837,107) - 120.07%	100,086,470
	Liabilities in Excess of Other Assets - (20.07)%	(16,731,876)

	TOTAL NET ASSETS - 100.00%	$83,354,594

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of September 30, 2023.

See notes to financial statements.

GuidePath Flexible Income Allocation Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2023

Number of Shares		Value
	INVESTMENT COMPANIES - 96.22%
	Alternative Funds - 13.42%
237,353	JPMorgan Research Market Neutral Fund - Class I (a)(d)	$3,387,028
2,231,726	Stone Ridge Diversified Alternatives Fund - Class I	26,869,985
458,719	Vanguard Market Neutral Fund - Institutional Shares (d)	6,169,765

		36,426,778

	Domestic Equity Fund - 1.26%
119,470	Goldman Sachs US Equity Dividend and Premium Fund - Institutional Class	1,716,782
128,671	JPMorgan Equity Premium Income Fund - Class I	1,707,464

		3,424,246

	Domestic Fixed Income Funds - 64.16%
607,852	iShares Broad USD High Yield Corporate Bond ETF (b)	21,098,543
173,769	iShares Convertible Bond ETF	12,895,397
349,785	JPMorgan Core Bond Fund - Class I	3,420,897
1,853,306	JPMorgan Short Duration Core Plus Fund - Class I	16,438,820
342,784	Schwab US TIPS ETF	17,307,164
202,585	SPDR Bloomberg High Yield Bond ETF (b)	18,313,684
222,675	SPDR Bloomberg Short Term High Yield Bond ETF (b)	5,446,631
1,527,829	SPDR Portfolio Short Term Treasury ETF	43,879,248
623,084	Xtrackers USD High Yield Corporate Bond ETF (b)	21,122,548
6,901,467	Vanguard High-Yield Corporate Fund - Admiral Shares	35,404,526

		195,327,458

	Opportunistic Fixed Income Funds - 9.61%
859,140	Eaton Vance Short Duration Strategic Income Fund - Class I	5,515,678
1,274,760	JPMorgan Income Fund - Class I	10,274,567
1,107,808	JPMorgan Unconstrained Debt Fund - Class I (d)	10,291,540

		26,081,785

	Total Investment Companies (Cost $262,569,720)	261,260,267

Number of Shares		Value
	SHORT TERM INVESTMENTS - 3.47%
	Money Market Funds - 3.47%
9,426,131	JPMorgan U.S. Government Money Market Fund Effective Yield, 5.27% (c)	$9,426,131

	Total Short Term Investments (Cost $9,426,131)	9,426,131

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 25.16%
68,327,553	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 5.50% (c)	68,327,553

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $68,327,553)	68,327,553

	Total Investments (Cost $340,323,404) - 124.85%	339,013,951
	Liabilities in Excess of Other Assets - (24.85)%	(67,470,649)

	TOTAL NET ASSETS - 100.00%	$271,543,302

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	Seven-day yield as of September 30, 2023.
(d)	Certain GuidePath Funds invest in securities of unaffiliated underlying funds in accordance with Section 12(d)(1)(F) of the Investment Company Act of 1940. Such investments are potentially illiquid, because an unaffiliated underlying fund, under the terms of Section 12(d)(1)(F), is not obligated to redeem its shares in an amount exceeding 1% of its total outstanding shares during any period of less than thirty days. Investments made in accordance with Section 12(d)(1)(F) that exceed 1% of the oustanding shares of each underlying fund, and therefore are potentially illiquid, amount to $2,881,610 or 1.06% of total net assets as of September 30, 2023.

See notes to financial statements.

GuidePath Managed Futures Strategy Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2023

Principal Amount		Value
	SHORT TERM INVESTMENTS - 89.63%
	Certificate of Deposits - 55.35%
	Bank of America NA
$10,000,000	5.200%, 10/10/2023	$10,000,000
10,000,000	5.700%, 04/12/2024	10,012,727
	Bank of Montreal
7,000,000	5.680% (SOFR + 0.370%), 01/03/2024 (a)	7,002,847
8,000,000	5.960% (SOFR + 0.650%), 06/14/2024 (a)	8,010,428
5,000,000	5.000%, 10/06/2023	5,000,000
	Bank of Nova Scotia
5,000,000	5.730% (SOFR + 0.420%), 01/26/2024 (a)	5,002,586
10,000,000	5.880% (SOFR + 0.570%), 08/21/2024 (a)	10,001,417
	CIBC
5,000,000	5.600%, 03/06/2024	4,995,403
10,000,000	5.810%, 03/26/2024	10,001,486
	Cooperatieve Centrale Raiffe
10,000,000	5.020% (SOFR + 0.710%), 11/24/2023 (a)	10,000,000
10,500,000	5.300%, 12/14/2023	10,493,173
22,000,000	DNB Bank ASA 5.270%, 10/04/2023	22,000,000
	Mizuho Bank, Ltd.
10,000,000	5.350%, 02/07/2024	9,982,261
10,000,000	5.770% (SOFR + 0.450%), 10/25/2023 (a)	10,000,000
10,000,000	MUFG Bank, Ltd. 5.650%, 01/08/2024	9,999,638
	Nordea Bank
10,000,000	3.790% (SOFR + 0.770%), 10/23/2023 (a)	10,000,000
5,000,000	5.580% (SOFR + 0.270%), 02/16/2024 (a)	4,999,398
5,000,000	5.830% (SOFR + 0.520%), 03/08/2024 (a)	5,004,405
	Oversea Chinese Banking Corp., Ltd.
3,000,000	5.550%, 10/10/2023	3,000,007
17,000,000	5.670% (SOFR + 0.350%), 11/01/2023 (a)	17,000,000
10,000,000	Royal Bank of Canada 5.960%, 09/20/2024	10,004,420
	Sumitomo Mitsui Banking Corp.
5,000,000	5.740% (SOFR + 0.430%), 11/17/2023 (a)	5,000,036
5,000,000	5.610% (SOFR + 0.300%), 02/07/2024 (a)	4,999,842
	Sumitomo Mitsui Trust Bank, Ltd.
7,000,000	5.350%, 10/05/2023	7,000,000
8,000,000	5.400%, 10/17/2023	8,000,035
	Skandinaviska Enskilda Bank
10,000,000	5.690% (SOFR + 0.370%), 10/20/2023 (a)	10,000,010
10,000,000	5.450%, 10/25/2023	10,000,000
8,000,000	Svenska Handelsbanken - A Shares 5.100% (SOFR + 0.790%), 10/25/2023 (a)	8,000,000
	Toronto Dominion Bank
7,000,000	5.890%, 05/22/2024	7,001,139
2,000,000	5.791%, 07/02/2024 (d)	2,002,332
11,000,000	5.970%, 10/07/2024	11,005,387
	Westpac Banking Corp.
5,000,000	5.540% (SOFR + 0.230%), 02/22/2024 (a)	4,998,521
10,000,000	5.790% (SOFR + 0.480%), 04/04/2024 (a)	10,004,588
5,000,000	5.840%, 08/15/2024	4,995,720

		285,517,806

Number of Shares		Value
	Money Market Funds - 5.63%
29,012,216	JPMorgan U.S. Government Money Market Fund Effective Yield, 5.272% (b)(c)	$29,012,216

		29,012,216

Principal Amount
	U.S. Treasury Bills - 28.65%
$8,500,000	5.361%, 10/03/2023 (d)	8,497,531
7,500,000	5.328%, 10/05/2023 (d)	7,495,638
6,000,000	5.033%, 10/19/2023 (d)(e)	5,985,510
7,500,000	5.379%, 10/24/2023 (d)	7,474,748
11,000,000	5.393%, 10/31/2023 (d)	10,952,197
10,000,000	5.162%, 11/02/2023 (d)(e)	9,955,911
5,000,000	5.424%, 11/09/2023 (d)(e)	4,971,481
2,500,000	5.434%, 11/14/2023 (d)	2,483,951
4,000,000	5.410%, 11/16/2023 (d)	3,973,167
12,500,000	5.436%, 11/21/2023 (d)	12,406,057
6,000,000	5.464%, 12/05/2023 (d)(e)	5,943,443
12,500,000	5.433%, 12/07/2023 (d)	12,378,370
4,000,000	5.473%, 12/12/2023 (d)	3,958,163
5,000,000	5.473%, 12/19/2023 (d)	4,942,610
3,000,000	5.471%, 12/21/2023 (d)	2,964,642
3,000,000	5.483%, 12/26/2023 (d)	2,962,467
14,000,000	5.431%, 12/28/2023 (d)	13,820,513
10,000,000	5.495%, 01/02/2024 (d)(e)	9,864,549
14,000,000	5.505%, 01/16/2024 (d)	13,780,750
3,000,000	5.490%, 02/15/2024 (d)	2,940,032

		147,751,730

	Total Short Term Investments (Cost $462,256,657)	462,281,752

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 7.26%
37,452,500	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 5.50% (b)	37,452,500

	Total Investments Purchased with Proceeds from Securities Lending Collateral (cost $37,452,500)	37,452,500

	Total Investments (Cost $499,709,157) - 96.89%	499,734,252
	Other Assets in Excess of Liabilities - 3.11%	16,035,319

	TOTAL NET ASSETS - 100.00%	$515,769,571

Percentages are stated as a percent of net assets.

(a)	Variable rate security based on a reference index and spread. Certain securities are fixed to variable and currently in the fixed phase. The rate reported is the rate in effect as of September 30, 2023.
(b)	Seven-day yield as of September 30, 2023.
(c)	All or a portion of this security is held by GuidePath Managed Futures Strategy Cayman Fund Ltd.
(d)	Zero coupon bond. The effective yield is listed.
(e)	All or portion of this security is on loan.

See notes to financial statements.

GuidePath Managed Futures Strategy Fund

CONSOLIDATED SCHEDULE OF OPEN FUTURES CONTRACTS (Unaudited)

September 30, 2023

Description	Number of Contracts Purchased /(Sold)	Long/Short	Notional Value	Settlement Month	Value / Unrealized Appreciation (Depreciation)
Brazilian Real Futures	132	Long	2,616,240	Oct-23	$(32,214)
Brent Crude Futures (a)	274	Long	25,262,800	Oct-23	693,342
CAC40 Index Futures	72	Long	5,443,865	Oct-23	(108,780)
Cocoa Futures (a)	147	Long	5,024,460	Dec-23	(116,559)
Cotton No. 2 Futures (a)	62	Long	2,701,650	Dec-23	(30,251)
DAX® Index Futures	7	Long	2,872,601	Dec-23	(67,637)
DJIA E-Mini CBOT Futures	48	Long	8,094,000	Dec-23	(308,352)
ECX Emissions Futures (a)	6	Long	518,074	Dec-23	(50,319)
E-mini NASDAQ 100 Futures	52	Long	15,461,160	Dec-23	(654,008)
E-mini S&P 500 Futures	94	Long	20,329,850	Dec-23	(873,561)
Euro Stoxx 50® Index Futures	143	Long	6,355,892	Dec-23	(116,630)
Euro Stoxx 600 Futures	111	Long	2,659,259	Dec-23	(37,104)
FTSE 100 Index Futures	90	Long	8,423,499	Dec-23	(645)
FTSE JSE Top 40 Futures	10	Long	356,242	Dec-23	(11,012)
FTSE MIB Index Futures	58	Long	8,671,639	Dec-23	(84,973)
FTSE Taiwan Index Futures	105	Long	5,985,000	Oct-23	13,906
IBEX 35® Index Futures	47	Long	4,690,807	Oct-23	(34,109)
Live Cattle Futures (a)	205	Long	15,409,852	Dec-23	(20,363)
LME Aluminium Futures (a)(b)	76	Long	4,469,750	Dec-23	225,482
LME Copper Futures (a)(b)	4	Long	827,000	Dec-23	(9,296)
LME Zinc Futures (a)(b)	15	Long	994,781	Dec-23	36,636
Low Sulphur Gas Oil Futures (a)	142	Long	13,720,750	Nov-23	305,507
Mexican Peso Futures	820	Long	23,255,200	Dec-23	(53,906)
MSCI EAFE Index Futures	19	Long	1,939,425	Dec-23	(66,822)
Nikkei 225 Futures	55	Long	11,725,776	Dec-23	(270,973)
NY Harbor ULSD Futures (a)	82	Long	11,367,266	Oct-23	598,931
OMXS30 Futures	101	Long	1,996,787	Oct-23	(28,251)
RBOB Gasoline Futures (a)	117	Long	11,791,143	Oct-23	(624,945)
S&P/TSX 60 Index Futures	17	Long	2,944,539	Dec-23	(106,474)
SGX Iron Ore 62% Futures (a)	252	Long	2,952,684	Nov-23	17,570
Soybean Futures (a)	103	Long	6,566,250	Nov-23	(544,843)
Soybean Meal Futures (a)	86	Long	3,278,320	Dec-23	(233,874)
SPI 200 Index Futures	51	Long	5,808,832	Dec-23	(159,122)
Sugar No. 11 Futures (a)	441	Long	13,079,002	Feb-24	(158,675)
Topix Index Futures	120	Long	18,657,655	Dec-23	(182,817)
WTI Crude Futures (a)	243	Long	22,061,970	Oct-23	1,034,730
3 Month CORRA Futures	(17)	Short	(2,965,231)	Jun-24	(1,522)
3 Month SOFR Futures	(1,190)	Short	(281,509,375)	Jun-24	(39,921)
Australian 10-Year Treasury Bond Futures	(536)	Short	(32,911,344)	Dec-23	852,640
Australian 3-Year Treasury Bond Futures	(596)	Short	(36,752,561)	Dec-23	292,360
Australian Dollar Futures	(701)	Short	(45,249,550)	Dec-23	(47,056)
Bank Accept Futures	(100)	Short	(17,361,495)	Mar-24	(11,725)
British Pound Futures	(354)	Short	(27,014,625)	Dec-23	144,390
Canadian 10-Year Bond Futures	(431)	Short	(36,533,061)	Dec-23	997,166
Canadian Dollar Futures	(395)	Short	(29,164,820)	Dec-23	(12,671)
Coffee ‘C’ Futures (a)	(100)	Short	(5,480,625)	Dec-23	438,650
Copper Futures (a)	(60)	Short	(5,606,250)	Dec-23	(79,310)
Corn Futures (a)	(499)	Short	(11,894,913)	Dec-23	175,584
E-mini Russell 2000 Futures	(114)	Short	(10,252,020)	Dec-23	(13,098)
Euribor 3 Month Futures	(1,220)	Short	(309,578,950)	Dec-23	(9,720)
Euro Fx Futures	(314)	Short	(41,653,750)	Dec-23	370,812
Euro-Bobl Futures	(496)	Short	(60,698,842)	Dec-23	498,933
Euro-BTP Futures	(76)	Short	(8,816,916)	Dec-23	19,638
Euro-BTP Futures - Short	(244)	Short	(26,867,474)	Dec-23	107,686
Euro-Bund Futures	(253)	Short	(34,409,177)	Dec-23	607,722
Euro-Buxl® 30 Year Futures	(129)	Short	(16,688,101)	Dec-23	922,744
Euro-OAT Futures	(385)	Short	(50,147,486)	Dec-23	978,951
Euro-Schatz Futures	(1,996)	Short	(221,557,372)	Dec-23	551,484
FTSE China A50 Index Futures	(114)	Short	(1,436,172)	Oct-23	(12,180)

See notes to financial statements.

GuidePath Managed Futures Strategy Fund

CONSOLIDATED SCHEDULE OF OPEN FUTURES CONTRACTS (Continued) (Unaudited)

September 30, 2023

Description	Number of Contracts Purchased /(Sold)	Long/Short	Notional Value	Settlement Month	Value / Unrealized Appreciation (Depreciation)
Hang Seng Index Futures	(19)	Short	(2,170,177)	Oct-23	$(25,264)
ICE 3 Month Sonia Futures	(45)	Short	(12,986,365)	Mar-24	(133,876)
Indian Rupee Futures	(292)	Short	(7,021,432)	Oct-23	(15,510)
Japanese Yen Futures	(936)	Short	(79,296,750)	Dec-23	1,633,497
KC HRW Wheat Future (a)	(40)	Short	(1,327,500)	Dec-23	122,182
Lean Hogs Futures (a)	(7)	Short	(200,972)	Dec-23	3,145
LME Aluminium Futures (a)(b)	(139)	Short	(8,174,938)	Dec-23	(516,508)
LME Copper Futures (a)(b)	(4)	Short	(827,000)	Dec-23	(8,419)
LME Nickel Futures (a)(b)	(17)	Short	(1,903,422)	Dec-23	169,407
LME Zinc Futures (a)(b)	(32)	Short	(2,122,200)	Dec-23	(171,309)
Long Gilt Futures	(160)	Short	(18,381,650)	Dec-23	26,506
MSCI Emerging Markets Index Futures	(84)	Short	(4,013,100)	Dec-23	35,966
MSCI Singapore Index Futures	(53)	Short	(1,107,495)	Oct-23	(16,744)
Natural Gas Futures (a)	(117)	Short	(3,426,900)	Oct-23	5,318
New Zealand Dollar Futures	(483)	Short	(28,987,240)	Dec-23	(488,395)
Palladium Futures (a)	(12)	Short	(1,507,200)	Dec-23	(40,015)
Platinum Futures (a)	(16)	Short	(732,720)	Jan-24	28,182
South African Rand Futures	(316)	Short	(8,306,850)	Dec-23	(18,195)
Swiss Franc Futures	(109)	Short	(15,009,300)	Dec-23	226,314
U.S. Treasury 10-Year Note Futures	(628)	Short	(67,863,250)	Dec-23	871,150
U.S. Treasury 2-Year Note Futures	(1,148)	Short	(232,712,160)	Dec-23	802,675
U.S. Treasury 5-Year Note Futures	(805)	Short	(84,814,300)	Dec-23	727,540
U.S. Treasury Long Bond Futures	(299)	Short	(34,020,590)	Dec-23	1,496,135
U.S. Treasury Ultra Bond Futures	(218)	Short	(25,873,880)	Dec-23	1,695,517
U.S. Ultra 10 Year Future	(544)	Short	(60,690,000)	Dec-23	1,302,304
Wheat Futures (a)	(166)	Short	(4,494,450)	Dec-23	570,789

					$12,953,539

GuidePath Managed Futures Strategy Fund

CONSOLIDATED SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS (Unaudited)

September 30, 2023

Forward Expiration Date	Counterparty	Currency to be received	Amount of Currency to be received	Currency to be delivered	Amount of Currency to be delivered	Unrealized Appreciation (Depreciation)
12/20/2023	UBS AG	Chinese Yuan Renminbi	76,000,001	U.S. Dollar	10,469,849	$(16,546)
12/20/2023	UBS AG	Polish Zloty	68,500,000	U.S. Dollar	15,679,758	(53,993)
12/20/2023	UBS AG	Singapore Dollar	5,375,000	U.S. Dollar	3,942,300	4,740
12/20/2023	UBS AG	Swedish Krona	112,000,000	U.S. Dollar	10,205,681	90,620
12/20/2023	UBS AG	U.S. Dollar	37,085,976	Chinese Yuan Renminbi	270,000,000	(50,757)
12/20/2023	UBS AG	U.S. Dollar	17,784,390	Norwegian Krone	190,000,000	(20,005)
12/20/2023	UBS AG	U.S. Dollar	12,468,716	Polish Zloty	54,500,000	36,539
12/20/2023	UBS AG	U.S. Dollar	38,134,140	Singapore Dollar	51,750,000	132,407
12/20/2023	UBS AG	U.S. Dollar	35,461,551	Swedish Krona	392,000,000	(578,329)

						$(455,324)

See notes to financial statements.

GuidePath Conservative Income Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2023

Number of Shares		Value
	INVESTMENT COMPANIES - 33.19%
	Domestic Fixed Income Funds - 33.19%
44,180	Invesco Senior Loan ETF (a)	$927,338
16,595	iShares 0-5 Year High Yield Corporate Bond ETF	680,893
28,340	iShares 0-5 Year Investment Grade Corporate Bond ETF (a)	1,360,178
4,463	iShares 0-5 Year TIPS Bond ETF	432,554
90,416	SPDR Bloomberg Investment Grade Floating Rate ETF (a)	2,777,580

	Total Investment Companies (Cost $6,175,868)	6,178,543

	SHORT TERM INVESTMENTS - 47.39%
	Money Market Funds - 40.75%
7,585,949	JPMorgan U.S. Government Money Market Fund Effective Yield, 5.27% (b)(c)	7,585,949

Principal Amount
	U.S. Treasury Notes - 6.64%
750,000	0.500%, 11/30/2023	744,067
500,000	2.250%, 03/31/2024	492,160

		1,236,227

	Total Short Term Investments (Cost $8,825,429)	8,822,176

Principal Amount		Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 22.39%
4,167,005	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 5.50% (b)	$4,167,005

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $4,167,005)	4,167,005

	Total Investments (Cost $19,168,302) - 102.97%	19,167,724
	Liabilities in Excess of Other Assets - (2.97)%	(553,011)

	TOTAL NET ASSETS - 100.00%	$18,614,713

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of September 30, 2023.
(c)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

See notes to financial statements.

GuidePath Income Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2023

Number of Shares		Value
	INVESTMENT COMPANIES - 95.38%
	Domestic Fixed Income Funds - 72.54%
86,116	iShares Core U.S. Aggregate Bond ETF	$8,098,349
639,611	Schwab Intermediate-Term U.S. Treasury ETF (a)(b)	30,662,951
143,037	SPDR Bloomberg High Yield Bond ETF (b)	12,930,545

		51,691,845

	Emerging Markets Fixed Income Funds - 9.38%
80,973	iShares JP Morgan USD Emerging Markets Bond ETF	6,681,892
538,624	VanEck Vectors Emerging Markets High Yield Bond ETF (b)	9,598,280

		16,280,172

	Total Investment Companies (Cost $69,277,323)	67,972,017

	SHORT TERM INVESTMENTS - 4.19%
	Money Market Funds - 4.19%
2,982,773	JPMorgan U.S. Government Money Market Fund Effective Yield, 5.27% (c)	2,982,773

	Total Money Market Funds (Cost $2,982,773)	2,982,773

Number of Units		Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 20.96%
14,939,420	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 5.50% (c)	$14,939,420

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $14,939,420)	14,939,420

	Total Investments (Cost $87,199,516) - 120.53%	85,894,210
	Liabilities in Excess of Other Assets - (20.53)%	(14,629,702)

	TOTAL NET ASSETS - 100.00%	$71,264,508

Percentages are stated as a percent of net assets.

(a)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
(b)	All or portion of this security is on loan.
(c)	Seven-day yield as of September 30, 2023.

See notes to financial statements.

GuidePath Growth and Income Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2023

Number of Shares		Value
	COMMON STOCKS - 33.58%
	Aerospace & Defense - 0.46%
564	General Dynamics Corp.	$124,627
692	Lockheed Martin Corp.	283,000

		407,627

	Air Freight & Logistics - 0.45%
2,613	United Parcel Service, Inc. - Class B	407,288

	Banks - 1.11%
4,484	Citizens Financial Group, Inc.	120,171
15,019	Huntington Bancshares Inc.	156,198
659	M&T Bank Corp. (a)	83,331
1,023	PNC Financial Services Group, Inc.	125,594
9,152	Regions Financial Corp.	157,414
7,608	Truist Financial Corp.	217,664
4,113	US Bancorp (a)	135,976

		996,348

	Beverages - 2.20%
17,549	Coca-Cola Co.	982,393
5,862	PepsiCo, Inc.	993,257

		1,975,650

	Biotechnology - 1.23%
6,313	AbbVie, Inc.	941,016
588	Amgen, Inc.	158,031

		1,099,047

	Building Products - 0.27%
4,570	Johnson Controls International PLC - ADR	243,170

	Capital Markets - 1.25%
458	BlackRock, Inc.	296,092
2,083	Blackstone, Inc. (a)	223,173
910	CME Group, Inc.	182,200
3,460	State Street Corp.	231,682
1,762	T. Rowe Price Group, Inc.	184,781

		1,117,928

	Chemicals - 0.73%
1,300	Air Products & Chemicals, Inc.	368,420
2,977	LyondellBasell Industries NV - Class A - ADR	281,922

		650,342

	Communications Equipment - 0.82%
13,714	Cisco Systems, Inc.	737,265

	Consumer Finance - 0.57%
3,343	Capital One Financial Corp. (a)	324,438
6,144	Synchrony Financial (a)	187,822

		512,260

	Diversified Telecommunication Services - 0.64%
17,732	Verizon Communications, Inc.	574,694

	Electric Utilities - 0.48%
2,004	American Electric Power Co, Inc.	150,741
1,034	Eversource Energy (a)	60,127
3,879	Xcel Energy, Inc.	221,956

		432,824

	Electrical Equipment - 0.44%
4,080	Emerson Electric Co.	394,006

Number of Shares		Value
	Food Products - 0.56%
2,508	Archer-Daniels-Midland Co.	$189,153
4,841	General Mills, Inc.	309,776

		498,929

	Health Care Equipment & Supplies - 0.43%
4,897	Medtronic PLC - ADR	383,729

	Health Care Providers & Services - 0.41%
5,271	CVS Health Corp.	368,021

	Hotels, Restaurants & Leisure - 1.53%
2,122	McDonald’s Corp.	559,020
4,101	Starbucks Corp.	374,298
3,539	Yum! Brands, Inc.	442,163

		1,375,481

	Household Products - 1.83%
5,177	Colgate-Palmolive Co.	368,136
1,699	Kimberly-Clark Corp.	205,324
7,304	Procter & Gamble Co. (a)	1,065,362

		1,638,822

	Industrial Conglomerates - 0.75%
390	3M Co.	36,512
3,462	Honeywell International, Inc.	639,570

		676,082

	Insurance - 0.75%
4,341	Aflac, Inc. (a)	333,172
2,925	Hartford Financial Services Group, Inc.	207,412
833	Travelers Cos., Inc. (a)	136,037

		676,621

	IT Services - 1.32%
1,679	Automatic Data Processing, Inc.	403,934
4,501	International Business Machines Corp.	631,490
1,278	Paychex, Inc.	147,392

		1,182,816

	Leisure Products - 0.07%
889	Hasbro, Inc.	58,798

	Machinery - 0.70%
580	Caterpillar, Inc. (a)	158,340
1,124	Cummins, Inc.	256,789
929	Illinois Tool Works, Inc.	213,958

		629,087

	Media - 0.96%
17,108	Comcast Corp. - Class A	758,569
7,849	Paramount Global - Class B (a)	101,252

		859,821

	Multiline Retail - 0.30%
2,438	Target Corp.	269,570

	Multi-Utilities - 0.87%
2,876	Ameren Corp.	215,211
1,860	Consolidated Edison, Inc.	159,086
1,693	DTE Energy Co.	168,081
3,504	Sempra	238,377

		780,755

See notes to financial statements.

GuidePath Growth and Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2023

Number of Shares		Value
	Oil, Gas & Consumable Fuels - 2.95%
4,497	Chevron Corp.	$758,284
8,067	Exxon Mobil Corp.	948,518
18,429	Kinder Morgan, Inc.	305,553
1,974	Marathon Petroleum Corp.	298,745
2,365	Valero Energy Corp. (a)	335,144

		2,646,244

	Pharmaceuticals - 3.28%
7,043	Johnson & Johnson	1,096,947
9,944	Merck & Co., Inc.	1,023,735
24,906	Pfizer, Inc.	826,132

		2,946,814

	Road & Rail - 0.38%
1,667	Union Pacific Corp.	339,451

	Semiconductors & Semiconductor Equipment - 3.37%
792	Analog Devices, Inc.	138,671
1,463	Broadcom, Inc.	1,215,138
12,472	Intel Corp.	443,380
2,004	QUALCOMM, Inc.	222,564
6,324	Texas Instruments, Inc.	1,005,579

		3,025,332

	Specialty Retail - 1.39%
2,163	Advance Auto Parts, Inc. (a)	120,977
845	Best Buy Co., Inc.	58,702
3,545	Home Depot, Inc.	1,071,157

		1,250,836

	Technology Hardware, Storage & Peripherals - 0.20%
6,995	HP, Inc.	179,772

	Tobacco - 0.36%
3,534	Philip Morris International, Inc.	327,178

	Trading Companies & Distributors - 0.52%
1,247	Watsco, Inc. (a)	471,017

	Total Common Stocks (Cost $26,564,714)	30,133,625

	INVESTMENT COMPANIES - 33.38%
	Domestic Equity Funds - 19.86%
132,540	Global X MLP ETF (a)	5,909,959
235,442	Schwab U.S. Large-Cap ETF (a)	11,913,365

		17,823,324

Number of Shares		Value
	Domestic Fixed Income Funds - 0.28%
2,683	SPDR Bloomberg 1-3 Month T-Bill ETF (a)	$246,353

	International Equity Funds - 13.24%
191,952	Vanguard International High Dividend Yield ETF	11,879,909

	Total Investment Companies (Cost $28,979,799)	29,949,586

	SHORT TERM INVESTMENTS - 28.8%
	Money Market Funds - 22.19%
19,913,113	JPMorgan U.S. Government Money Market Fund Effective Yield, 5.27% (b)	19,913,113

Principal Amount
	U.S. Treasury Notes - 6.61%
$3,000,000	0.500%, 11/30/2023 (c)	2,976,267
3,000,000	2.250%, 03/31/2024	2,952,962

		5,929,229

	Total Short Term Investments (Cost $25,859,910)	25,842,342

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 9.26%
8,313,070	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 5.50% (b)	8,313,070

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $8,313,070)	8,313,070

	Total Investments (Cost $89,717,493) - 105.02%	94,238,623
	Liabilities in Excess of Other Assets - (5.02)%	(4,505,546)

	TOTAL NET ASSETS - 100.00%	$89,733,077

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of September 30, 2023
(c)	All or portion of this security is held as collateral for certain options written contracts. The approximate value of the portion on these securities held is $2,976,210.

Glossary of Terms

ADR	-	American Depositary Receipt

See notes to financial statements.

GuidePath Growth and Income Fund

SCHEDULE OF OPTIONS WRITTEN (Unaudited)

September 30, 2023

Notional Amount	Number of Contracts		Value
		Options on Equities
		Put Options
$4,450,000	10	CBOE S&P 500 Index Counterparty: Interactive Brokers Expiration: October 13, 2023 Exercise Price: $4,450.00	$(150,250)
4,420,000	10	S&P 500 Index Counterparty: Interactive Brokers Expiration: October 6, 2023 Exercise Price: $4,420.00	(128,300)

		Total Written Options (Premiums Received $142,372)	$(278,550)

See notes to financial statements.

GuideMark Funds & GuidePath Funds

STATEMENTS OF ASSETS & LIABILITIES

September 30, 2023 (Unaudited)

	Large Cap Core Fund	Emerging Markets Fund	Small/Mid Cap Core Fund
ASSETS:
Investments, at value (cost $457,515,759, $38,998,893 and $92,095,306, respectively)[1]	$683,079,976	$45,156,867	$114,226,539
Foreign currencies (cost $0, $13,301, and $0, respectively)	—	13,195	—
Income receivable	480,959	110,248	83,262
Receivable for dividend reclaims	616	623	—
Receivable for investment securities sold	2,955,213	—	—
Receivable for fund shares sold	485,992	6,362	65,320
Other assets	48,087	22,773	33,894

Total Assets	687,050,843	45,310,068	114,409,015

LIABILITIES:
Payable for collateral on securities loaned	59,966,673	961,950	18,966,169
Payable for fund shares redeemed	402,601	10,193	32,335
Payable to Investment Advisor	358,396	8,087	62,635
Payable to custodian	3,579	28,178	1,574
Accrued shareholder servicing fees	43,161	6,660	6,003
Deferred tax	—	243,660	—
Other accrued expenses	122,363	60,629	52,451

Total Liabilities	60,896,773	1,319,357	19,121,167

NET ASSETS	$626,154,070	$43,990,711	$95,287,848

NET ASSETS CONSIST OF:
Capital stock	397,888,760	39,416,029	73,047,045
Total distributable earnings	228,265,310	4,574,682	22,240,803

Total Net Assets	$626,154,070	$43,990,711	$95,287,848

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	25,036,931	4,289,067	5,601,706
Net assets	626,154,070	43,990,711	95,287,848
Net asset value, offering and redemption price per share	$25.009	$10.256	$17.011

[1]Includes loaned securities with a value of:	$58,596,936	$937,508	$18,457,650

See notes to financial statements.

GuideMark Funds & GuidePath Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

September 30, 2023 (Unaudited)

	World ex-US Fund	Core Fixed Income Fund	Growth Allocation Fund
ASSETS:
Investments, at value (cost $88,604,221, $220,718,901 and $831,011,330, respectively)[1]	$109,181,833	$197,778,269	$1,093,730,281
Foreign currencies (cost $154,203, $0, and $0, respectively)	153,266	—	—
Cash	—	3,000	—
Appreciation on swap agreements	—	513,141	—
Income receivable	306,347	1,118,086	1,067,991
Receivable for dividend and interest reclaims	358,919	3,119	—
Receivable for investment securities sold	—	703,001	3,235,301
Receivable for fund shares sold	45,677	198,723	1,204,506
Net swap premiums paid	—	43,226	—
Other assets	27,214	25,747	78,732

Total Assets	110,073,256	200,386,312	1,099,316,811

LIABILITIES:
Depreciation on swap agreements	—	3,374	—
Variation margin on futures	—	17,398	—
Payable for collateral on securities loaned	4,169,557	12,240,206	121,933,321
Payable for investment securities purchased (When issued securities of $0, $27,441,783, and $0, respectively)	—	28,753,065	—
Payable for fund shares redeemed	59,207	96,774	908,283
Payable to Investment Advisor	48,647	78,356	414,233
Payable to custodian	6,607	5,870	10,074
Accrued shareholder servicing fees	13,265	9,286	90,869
Due to broker for swaps for margin	—	567,423	—
Other accrued expenses	101,843	82,067	166,419

Total Liabilities	4,399,126	41,853,819	123,523,199

NET ASSETS	$105,674,130	$158,532,493	$975,793,612

NET ASSETS CONSIST OF:
Capital stock	80,618,664	195,628,309	716,266,981
Total distributable earnings (loss)	25,055,466	(37,095,816)	259,526,631

Total Net Assets	$105,674,130	$158,532,493	$975,793,612

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	10,944,045	20,315,752	68,259,038
Net assets	105,674,130	158,532,493	975,793,612
Net asset value, offering and redemption price per share	$9.656	$7.803	$14.295

[1]Includes loaned securities with a value of:	$4,010,690	$11,993,666	$119,152,806

See notes to financial statements.

GuideMark Funds & GuidePath Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

September 30, 2023 (Unaudited)

	Conservative Allocation Fund	Tactical Allocation Fund	Absolute Return Allocation Fund
ASSETS:
Investments, at value (cost $508,043,471, $499,335,605 and $261,383,534, respectively)[1]	$523,920,671	$536,674,988	$255,488,373
Income receivable	686,224	572,472	441,618
Receivable for investment securities sold	1,852,998	2,001,535	886,341
Receivable for fund shares sold	577,054	675,863	152,758
Other assets	55,685	38,447	32,528

Total Assets	527,092,632	539,963,305	257,001,618

LIABILITIES:
Payable for collateral on securities loaned	107,097,473	32,919,803	50,852,453
Payable for fund shares redeemed	384,426	407,818	190,164
Payable to Investment Advisor	121,096	257,602	63,225
Payable to custodian	9,742	6,532	10,122
Accrued shareholder servicing fees	35,409	40,801	19,931
Other accrued expenses	103,815	123,437	83,281

Total Liabilities	107,751,961	33,755,993	51,219,176

NET ASSETS	$419,340,671	$506,207,312	$205,782,442

NET ASSETS CONSIST OF:
Capital stock	410,839,194	493,104,396	235,567,674
Total distributable earnings (loss)	8,501,477	13,102,916	(29,785,232)

Total Net Assets	$419,340,671	$506,207,312	$205,782,442

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	—	—	9
Net assets	—	—	84
Net asset value, offering and redemption price per share	$—	$—	$9.333	[2]

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	41,715,519	46,759,617	22,127,361
Net assets	419,340,671	506,207,312	205,782,358
Net asset value, offering and redemption price per share	$10.052	$10.826	$9.300

[1]Includes loaned securities with a value of:	$104,499,636	$31,991,188	$49,708,905

[2]Differences in actual and calculated net asset value shown are due to rounding.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

September 30, 2023 (Unaudited)

	Multi-Asset Income Allocation Fund	Flexible Income Allocation Fund		Managed[2] Futures Strategy Fund
ASSETS:
Investments, at value (cost $95,837,107, $340,323,404 and $499,709,157, respectively)[1]	$100,086,470	$339,013,951		$499,734,252
Cash held as collateral for forwards	—	—		6,570,054
Income receivable	378,158	291,444		2,744,330
Deposits with broker for futures	—	—		49,649,396
Receivable for investment securities sold	—	2,440,821		—
Receivable for fund shares sold	67,035	650,321		506,601
Receivable for unsettled open futures contracts	—	—		431,525
Appreciation on forward currency contracts	—	—		264,306
Other assets	31,689	100,373		28,667

Total Assets	100,563,352	342,496,910		559,929,131

LIABILITIES:
Depreciation on forward currency contracts	—	—		719,630
Variation margin on futures	—	—		4,054,499
Payable for collateral on securities loaned	17,046,746	68,327,553		37,452,500
Payable for investment securities purchased	—	2,148,423		—
Payable for fund shares redeemed	82,581	270,570		480,340
Payable for unsettled open futures contracts	—	—		705,532
Payable to Investment Advisor	42,118	97,016		551,089
Payable to custodian	4,102	—		4,171
Accrued shareholder servicing fees	7,165	24,769		42,068
Other accrued expenses	26,046	85,277		149,731

Total Liabilities	17,208,758	70,953,608		44,159,560

NET ASSETS	$83,354,594	$271,543,302		$515,769,571

NET ASSETS CONSIST OF:
Capital stock	88,192,002	326,905,498		568,291,780
Total distributable earnings (loss)	(4,837,408)	(55,362,196)		(52,522,209)

Total Net Assets	$83,354,594	$271,543,302		$515,769,571

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	—	5		153
Net assets	—	42		1,385
Net asset value, offering and redemption price per share	$—	$8.400	[3]	$9.052	[3]

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	8,493,822	31,049,588		59,098,578
Net assets	83,354,594	271,543,260		515,768,186
Net asset value, offering and redemption price per share	$9.814	$8.745		$8.727

[1]Includes loaned securities with a value of:	$16,636,560	$66,751,835		$36,719,450

[2]Consolidated Statement of Assets & Liabilities (see Note 3b).
[3]Differences in actual and calculated net asset value shown are due to rounding.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

September 30, 2023 (Unaudited)

	Conservative Income Fund	Income Fund	Growth & Income Fund
ASSETS:
Investments, at value (cost $19,168,302, $87,199,516, and $89,717,493 respectively)[1]	$19,167,724	$85,894,210	$94,238,623
Income receivable	45,199	13,595	191,039
Receivable for dividend reclaims	—	—	1,138
Receivable for investment securities sold	4,411,435	57,755	21,403,544
Receivable for fund shares sold	80,231	497,242	1,078,251
Other assets	11,982	22,064	15,170

Total Assets	23,716,571	86,484,866	116,927,765

LIABILITIES:
Options written, at value (premiums received $0, $0, and $604,110)	—	—	278,550
Payable for collateral on securities loaned	4,167,005	14,939,420	8,313,070
Payable for investment securities purchased	758,814	—	18,389,020
Payable for fund shares redeemed	152,743	210,970	116,465
Payable to Investment Advisor	8,612	51,566	52,265
Payable to custodian	177	473	3,565
Payable for audit and tax fees	8,106	8,106	10,854
Payable for legal fees	712	1,657	6,123
Payable for printing and mailing fees	884	1,835	4,641
Payable for transfer agent fees and expenses	330	346	412
Other accrued expenses	4,475	5,985	19,723

Total Liabilities	5,101,858	15,220,358	27,194,688

NET ASSETS	$18,614,713	$71,264,508	$89,733,077

NET ASSETS CONSIST OF:
Capital stock	19,170,447	83,478,311	87,796,772
Total distributable earnings (loss)	(555,734)	(12,213,803)	1,936,305

Total Net Assets	$18,614,713	$71,264,508	$89,733,077

Shares outstanding (unlimited shares of no par value authorized)	1,935,948	8,807,804	8,420,917
Net assets	18,614,713	71,264,508	89,733,077
Net asset value, offering and redemption price per share	$9.615	$8.091	$10.656

[1]Includes loaned securities with a value of:	$4,077,500.00	$14,600,007	$8,089,127

See notes to financial statements.

GuideMark Funds & GuidePath Funds

STATEMENTS OF OPERATIONS

September 30, 2023 (Unaudited)

	Large Cap Core Fund	Emerging Markets Fund	Small/Mid Cap Core Fund
INVESTMENT INCOME:
Dividend income (net of withholding tax of $2,850, $157,372, and $1,455, respectively)	$4,726,827	$1,078,340	$716,437
Interest income	106,442	5,854	17,626

Total investment income	4,833,269	1,084,194	734,063

EXPENSES:
Investment advisory fees	1,364,582	121,242	260,765
Administrative service fees – Service Shares	787,659	56,428	121,449
Shareholder servicing fees – Service Shares	317,344	22,876	48,741
Administration fees	54,967	15,796	18,968
Reports to shareholders	50,559	6,677	12,533
Fund accounting fees	47,707	59,157	33,368
Legal fees	45,018	10,248	10,187
Trustee fees and expenses	33,458	2,410	5,032
Federal and state registration fees	21,229	18,302	18,482
Custody fees	14,138	83,502	4,591
Audit and tax fees	11,895	28,705	12,261
Compliance fees	8,932	640	1,372
Transfer agent fees and expenses	7,626	2,195	2,714
Insurance fees	5,125	458	824
Miscellaneous expenses	1,159	915	915
Interest expenses	—	1,410	—

Total expenses	2,771,398	430,961	552,202

Fees waived by the Advisor (See Note 4)	—	(120,288)	—
Less securities lending credit (See Note 6)	(113,842)	(2,726)	(41,779)

Net expenses	2,657,556	307,947	510,423

Net investment income	2,175,713	776,247	223,640

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments (net of foreign capital gains tax of $0, $25,511, and $0, respectively)	(12,425)	(1,404,181)	701,921
Foreign currencies	—	10,658	—
Forward currency contracts	—	(203)	—

Total	(12,425)	(1,393,726)	701,921

Net change in unrealized appreciation (depreciation) on:
Investments (net change in deferred foreign capital gains tax of $0, $131,011, and $0, respectively)	28,330,353	452,361	556,739
Foreign currencies	—	1,458	—

Total	28,330,353	453,819	556,739

Net realized and unrealized gain (loss)	28,317,928	(939,907)	1,258,660

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,493,641	$(163,660)	$1,482,300

See notes to financial statements.

GuideMark Funds & GuidePath Funds

STATEMENTS OF OPERATIONS (Continued)

September 30, 2023 (Unaudited)

	World ex-US Fund	Core Fixed Income Fund	Growth Allocation Fund
INVESTMENT INCOME:
Dividend income (net of withholding tax of $233,332, $0, and $0, respectively)	$2,074,447	$—	$7,321,071
Interest income	17,861	3,473,559	256,596

Total investment income	2,092,308	3,473,559	7,577,667

EXPENSES:
Investment advisory fees	253,079	334,035	1,244,229
Administrative service fees – Service Shares	137,355	206,934	1,230,887
Shareholder servicing fees – Service Shares	55,159	83,509	497,690
Administration fees	22,505	21,860	72,203
Reports to shareholders	34,913	11,131	46,354
Fund accounting fees	62,484	99,015	57,581
Legal fees	9,211	15,616	72,529
Trustee fees and expenses	5,825	8,937	51,515
Federal and state registration fees	17,720	19,184	20,620
Custody fees	57,123	17,505	31,680
Audit and tax fees	15,250	13,296	8,784
Compliance fees	1,555	2,378	13,870
Transfer agent fees and expenses	2,805	3,385	10,953
Insurance fees	977	1,342	8,144
Miscellaneous expenses	976	976	1,342
Interest expenses	99	—	—

Total expenses	677,036	839,103	3,368,381

Fees waived by the Advisor (See Note 4)	(63,894)	(50,006)	—
Less securities lending credit (See Note 6)	(6,947)	(4,114)	(231,004)

Net expenses	606,195	784,983	3,137,377

Net investment income	1,486,113	2,688,576	4,440,290

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(25,200)	(1,929,188)	3,985,391
Foreign currencies	(3,648)	—	—
Swaps	—	(38,799)	—
Net long-term capital gain distributions received	—	—	480,063
Futures contracts	—	872,651	—
Options written	—	50,198	—

Total	(28,848)	(1,045,138)	4,465,454

Net change in unrealized depreciation on:
Investments	(2,175,307)	(8,912,950)	17,626,636
Foreign currencies	(12,328)	—	—
Swaps	—	359,993	—
Futures contracts	—	371,462	—
Options written	—	(5,964)

Total	(2,187,635)	(8,187,459)	17,626,636

Net realized and unrealized loss	(2,216,483)	(9,232,597)	22,092,090

NET DERCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(730,370)	$(6,544,021)	$26,532,380

See notes to financial statements.

GuideMark Funds & GuidePath Funds

STATEMENTS OF OPERATIONS (Continued)

September 30, 2023 (Unaudited)

	Conservative Allocation Fund	Tactical Allocation Fund	Absolute Return Allocation Fund
INVESTMENT INCOME:
Dividend income	$7,653,529	$3,635,991	$4,904,146
Interest income	107,906	833,332	52,757

Total investment income	7,761,435	4,469,323	4,956,903

EXPENSES:
Investment advisory fees	539,936	906,776	379,090
Administrative service fees – Service Shares	539,713	647,158	270,652
Shareholder servicing fees – Service Shares	215,972	258,950	108,304
Administration fees	38,394	42,260	17,245
Reports to shareholders	29,428	39,948	20,942
Fund accounting fees	27,483	31,962	17,162
Legal fees	36,569	41,846	30,256
Trustee fees and expenses	22,844	27,174	11,895
Federal and state registration fees	19,612	20,131	21,196
Custody fees	26,310	20,103	36,512
Audit and tax fees	8,540	8,540	8,113
Compliance fees	6,097	7,225	3,110
Transfer agent fees and expenses	5,857	6,619	3,995
Insurance fees	4,642	3,995	1,829
Miscellaneous expenses	2,837	1,159	1,006

Total expenses	1,524,234	2,063,846	931,307

Fees waived by the Advisor (See Note 4)	(421,485)	—	(265,949)
Less securities lending credit (See Note 6)	(130,874)	(58,043)	(69,671)

Net expenses	971,875	2,005,803	595,687

Net investment income	6,789,560	2,463,520	4,361,216

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(1,015,882)	4,799,842	(673,080)
Net long-term capital gain distributions received	273,593	—	—

Total	(742,289)	4,799,842	(673,080)

Net change in unrealized depreciation on:
Investments	(10,791,826)	5,107,724	(5,786,466)

Total	(10,791,826)	5,107,724	(5,786,466)

Net realized and unrealized gain (loss)	(11,534,115)	9,907,566	(6,459,546)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,744,555)	$12,371,086	$(2,098,330)

See notes to financial statements.

GuideMark Funds & GuidePath Funds

STATEMENTS OF OPERATIONS (Continued)

September 30, 2023 (Unaudited)

	Multi- Asset Income Allocation Fund	Flexible Income Allocation Fund	Managed[1] Futures Strategy Fund
INVESTMENT INCOME:
Dividend income	$2,208,336	$5,989,803	$—
Interest income	21,510	206,319	12,773,991

Total investment income	2,229,846	6,196,122	12,773,991

EXPENSES:
Investment advisory fees	153,242	353,790	2,688,717
Administrative service fees – Service Shares	109,458	353,783	640,157
Shareholder servicing fees – Service Shares	43,783	141,513	256,063
Administration fees	7,441	20,675	37,500
Reports to shareholders	3,659	12,871	35,684
Fund accounting fees	5,490	19,826	42,880
Legal fees	7,503	28,182	47,213
Trustee fees and expenses	4,758	15,616	27,849
Federal and state registration fees	17,782	20,347	30,246
Custody fees	10,337	13,802	10,856
Audit and tax fees	8,113	8,540	16,775
Compliance fees	1,250	4,024	7,287
Transfer agent fees and expenses	2,348	4,605	6,590
Insurance fees	731	2,561	2,805
Miscellaneous expenses	854	1,037	1,037
Interest expenses	—	18,089	—

Total expenses	376,749	1,019,261	3,851,659

Fees waived by the Advisor (See Note 4)	—	(178,129)	—
Less securities lending credit (See Note 6)	(57,315)	(115,473)	(9,911)

Net expenses	319,434	725,659	3,841,748

Net investment income	1,910,412	5,470,463	8,932,243

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(571,278)	(3,588,706)	—
Investments in affiliates	—	341,750	—
Foreign currencies	—	—	(428,072)
Forward currency contracts	—	—	(1,723,584)
Futures contracts	—	—	281,344

Total	(571,278)	(3,246,956)	(1,870,312)

Net change in unrealized appreciation (depreciation) on:
Investments	(2,596,321)	(3,735,045)	82,934
Foreign currencies	—	—	361,547
Forward currency contracts	—	—	(48,706)
Futures contracts	—	—	21,309,691

Total	(2,596,321)	(3,735,045)	21,705,466

Net realized and unrealized gain (loss)	(3,167,599)	(6,982,001)	19,835,154

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,257,187)	$(1,511,538)	$28,767,397

[1]Consolidated Statement of Operations for the year (see Note 3b).

See notes to financial statements.

GuideMark Funds & GuidePath Funds

STATEMENTS OF OPERATIONS (Continued)

September 30, 2023 (Unaudited)

	Conservative Income Fund	Income Fund	Growth & Income Fund
INVESTMENT INCOME:
Dividend income	$256,916	$1,459,510	$923,690
Interest income	236,647	62,902	651,312

Total investment income	493,563	1,522,412	1,575,002

EXPENSES:
Investment advisory fees	35,149	156,205	198,164
Administrative service fees	25,107	86,781	110,091
Shareholder servicing fees	61	218	329
Administration fees	1,434	4,606	9,085
Reports to shareholders	824	1,525	793
Fund accounting fees	1,282	3,539	6,708
Legal fees	1,403	4,697	8,448
Trustee fees and expenses	947	3,539	5,031
Federal and state registration fees	12,200	12,750	12,749
Custody fees	672	2,043	16,556
Audit and tax fees	8,113	8,113	10,858
Compliance fees	213	732	1,036
Transfer agent fees and expenses	2,043	2,226	2,348
Insurance fees	122	489	853
Miscellaneous expenses	488	519	549
Interest expenses	—	—	79,220

Total expenses	90,058	287,982	462,818

Fees waived by the Advisor (See Note 4)	(6,011)	—	(4,874)
Fees recouped by the Advisor (See Note 4)	2,710	22,124	19,925
Less securities lending credit (See Note 6)	(22,484)	(35,879)	(50,761)

Net expenses	64,273	274,227	427,108

Net investment income	429,290	1,248,185	1,147,894

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on:
Investments	(48,642)	(1,563,787)	890,713
Options written	—	—	1,278,467
Futures contracts	—	—	1,300,373

Total	(48,642)	(1,563,787)	3,469,553

Net change in unrealized appreciation (depreciation) on:
Investments	(4,051)	(1,665,714)	(1,028,803)
Options written	—	—	(592,308)
Futures contracts	—	—	(145,604)

Total	(4,051)	(1,665,714)	(1,766,715)

Net realized and unrealized loss	(52,693)	(3,229,501)	1,702,838

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$376,597	$(1,981,316)	$2,850,732

See notes to financial statements.

GuideMark Funds & GuidePath Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Large Cap Core Fund		Emerging Markets Fund
	Period Ended September 30, 2023	Year Ended March 31, 2023	Period Ended September 30, 2023	Year Ended March 31, 2023
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$2,175,713	$4,411,843	$776,247	$1,457,494
Net realized gain on investment transactions	(12,425)	32,878,693	(1,393,726)	408,628
Net change in unrealized appreciation (depreciation) on investments	28,330,353	(99,052,414)	453,819	(9,652,701)

Net increase (decrease) in net assets resulting from operations	30,493,641	(61,761,878)	(163,660)	(7,786,579)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	33	2,596	—	—
Shares issued to holders in reinvestment of dividends	—	158	—	—
Shares redeemed	(1,956)	(192,141)	—	—

Net decrease	(1,923)	(189,387)	—	—

Service Shares
Shares sold	53,081,065	280,903,875	2,482,005	7,279,116
Shares issued to holders in reinvestment of dividends	—	46,117,712	—	7,031,403
Shares redeemed	(65,262,347)	(303,253,972)	(4,026,898)	(25,571,030)

Net increase (decrease)	(12,181,282)	23,767,615	(1,544,893)	(11,260,511)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions – Institutional Shares	—	(158)	—	—
Net dividends and distributions – Service Shares	—	(46,117,717)	—	(7,033,679)

Total dividends and distributions	—	(46,117,875)	—	(7,033,679)

INCREASE (DECREASE) IN NET ASSETS	18,310,436	(84,301,525)	(1,708,553)	(26,080,769)
NET ASSETS:
Beginning of year	607,843,634	692,145,159	45,699,264	71,780,033

End of year	$626,154,070	$607,843,634	$43,990,711	$45,699,264

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	1	95	—	—
Shares issued to holders in reinvestment of dividends	—	7	—	—
Shares redeemed	(76)	(7,078)	—	—

Net decrease	(75)	(6,976)	—	—

Service Shares
Shares sold	2,130,388	11,356,474	239,056	652,729
Shares issued to holders in reinvestment of dividends	—	2,051,226	—	702,227
Shares redeemed	(2,612,068)	(11,916,928)	(387,156)	(2,206,058)

Net increase (decrease)	(481,680)	1,490,772	(148,100)	(851,102)

See notes to financial statements.

GuideMark Funds & GuidePath Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Small/Mid Cap Core Fund		World ex-US Fund
	Period Ended September 30, 2023	Year Ended March 31, 2023	Period Ended September 30, 2023	Year Ended March 31, 2023
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$223,640	$506,873	$1,486,113	$2,485,633
Net realized gain on investment transactions	701,921	1,256,717	(28,848)	2,884,420
Net change in unrealized depreciation on investments	556,739	(12,936,836)	(2,187,635)	(9,276,405)

Net increase (decrease) in net assets resulting from operations	1,482,300	(11,173,246)	(730,370)	(3,906,352)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	—	—	7	151
Shares issued to holders in reinvestment of dividends	—	—	—	8
Shares redeemed	—	—	(280)	(26,154)

Net decrease	—	—	(273)	(25,995)

Service Shares
Shares sold	8,375,403	26,442,019	6,998,728	38,594,673
Shares issued to holders in reinvestment of dividends	—	2,058,851	—	2,939,056
Shares redeemed	(9,870,805)	(27,073,552)	(10,309,020)	(50,009,329)

Net increase (decrease)	(1,495,402)	1,427,318	(3,310,292)	(8,475,600)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions – Institutional Shares	—	—	—	(8)
Net dividends and distributions – Service Shares	—	(2,058,851)	—	(2,939,065)

Total dividends and distributions	—	(2,058,851)	—	(2,939,073)

INCREASE (DECREASE) IN NET ASSETS	(13,102)	(11,804,779)	(4,040,935)	(15,347,020)
NET ASSETS:
Beginning of year	95,300,950	107,105,729	109,715,065	125,062,085

End of year	$95,287,848	$95,300,950	$105,674,130	$109,715,065

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	—	—	1	16
Shares issued to holders in reinvestment of dividends	—	—	—	1
Shares redeemed	—	—	(28)	(2,652)

Net decrease	—	—	(27)	(2,635)

Service Shares
Shares sold	491,891	1,544,637	703,892	4,197,627
Shares issued to holders in reinvestment of dividends	—	125,678	—	322,230
Shares redeemed	(575,272)	(1,586,525)	(1,039,489)	(5,372,342)

Net increase (decrease)	(83,381)	83,790	(335,597)	(852,485)

See notes to financial statements.

GuideMark Funds & GuidePath Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Core Fixed Income Fund		Growth Allocation Fund
	Period Ended September 30, 2023	Year Ended March 31, 2023	Period Ended September 30, 2023	Year Ended March 31, 2023
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$2,688,576	$4,223,597	$4,440,290	$8,852,678
Net realized gain (loss) on investment transactions	(1,045,138)	(12,080,525)	4,465,454	1,888,841
Net change in unrealized depreciation on investments	(8,187,459)	(5,091,227)	17,626,636	(120,272,532)

Net increase (decrease) in net assets resulting from operations	(6,544,021)	(12,948,155)	26,532,380	(109,531,013)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	—	—	128	25,114
Shares issued to holders in reinvestment of dividends	—	—	—	278
Shares redeemed	—	—	(7,792)	(757,103)

Net decrease	—	—	(7,664)	(731,711)

Service Shares
Shares sold	16,066,665	46,197,572	91,916,571	242,390,203
Shares issued to holders in reinvestment of dividends	2,922,854	4,263,565	—	35,500,660
Shares redeemed	(21,237,763)	(63,562,199)	(92,833,433)	(319,224,478)

Net increase (decrease)	(2,248,244)	(13,101,062)	(916,862)	(41,333,615)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions – Institutional Shares	—	—	—	(278)
Net dividends and distributions – Service Shares	(2,922,870)	(4,263,587)	—	(35,500,660)

Total dividends and distributions	(2,922,870)	(4,263,587)	—	(35,500,938)

INCREASE (DECREASE) IN NET ASSETS	(11,715,135)	(30,312,804)	25,607,854	(187,097,277)
NET ASSETS:
Beginning of year	170,247,628	200,560,432	950,185,758	1,137,283,035

End of year	$158,532,493	$170,247,628	$975,793,612	$950,185,758

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	—	—	9	1,652
Shares issued to holders in reinvestment of dividends	—	—	—	21
Shares redeemed	—	—	(527)	(50,994)

Net decrease	—	—	(518)	(49,321)

Service Shares
Shares sold	1,971,755	5,508,964	6,319,756	17,445,883
Shares issued to holders in reinvestment of dividends	365,888	519,559	—	2,735,028
Shares redeemed	(2,617,553)	(7,694,344)	(6,400,241)	(22,742,123)

Net increase (decrease)	(279,910)	(1,665,821)	(80,485)	(2,561,212)

See notes to financial statements.

GuideMark Funds & GuidePath Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Conservative Allocation Fund		Tactical Allocation Fund
	Period Ended September 30, 2023	Year Ended March 31, 2023	Period Ended September 30, 2023	Year Ended March 31, 2023
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$6,789,560	$11,398,189	$2,463,520	$6,821,469
Net realized gain (loss) on investment transactions	(742,289)	(12,597,587)	4,799,842	(33,147,870)
Net change in unrealized appreciation (depreciation) on investments	(10,791,826)	(27,287,849)	5,107,724	10,865,970

Net increase (decrease) in net assets resulting from operations	(4,744,555)	(28,487,247)	12,371,086	(15,460,431)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	359	6,520	4,879	42,267
Shares issued to holders in reinvestment of dividends	—	251	—	23,875
Shares redeemed	(11,052)	(267,848)	(568,668)	(271,333)

Net decrease	(10,693)	(261,077)	(563,789)	(205,191)

Service Shares
Shares sold	43,297,271	119,398,201	46,193,237	108,999,781
Shares issued to holders in reinvestment of dividends	—	8,621,246	—	22,530,273
Shares redeemed	(47,539,798)	(172,393,902)	(53,307,819)	(111,208,633)

Net increase (decrease)	(4,242,527)	(44,374,455)	(7,114,582)	20,321,421

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions – Institutional Shares	—	(251)	—	(23,875)
Net dividends and distributions – Service Shares	—	(8,621,246)	—	(22,530,274)

Total dividends and distributions	—	(8,621,497)	—	(22,554,149)

INCREASE (DECREASE) IN NET ASSETS	(8,997,775)	(81,744,276)	4,692,715	(17,898,350)
NET ASSETS:
Beginning of year	428,338,446	510,082,722	501,514,597	519,412,947

End of year	$419,340,671	$428,338,446	$506,207,312	$501,514,597

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	35	627	451	3,855
Shares issued to holders in reinvestment of dividends	—	25	—	2,263
Shares redeemed	(1,065)	(25,517)	(50,850)	(24,401)

Net decrease	(1,030)	(24,865)	(50,399)	(18,283)

Service Shares
Shares sold	4,215,329	11,742,067	4,204,361	10,065,407
Shares issued to holders in reinvestment of dividends	—	872,949	—	2,160,348
Shares redeemed	(4,639,121)	(16,915,702)	(4,873,309)	(10,290,244)

Net increase	(423,792)	(4,300,686)	(668,948)	1,935,511

See notes to financial statements.

GuideMark Funds & GuidePath Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Absolute Return Allocation Fund		Multi-Asset Income Allocation Fund
	Period Ended September 30, 2023	Year Ended March 31, 2023	Period Ended September 30, 2023	Year Ended March 31, 2023
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$4,361,216	$9,670,588	$1,910,412	$3,396,392
Net realized gain (loss) on investment transactions	(673,080)	(26,437,955)	(571,278)	(1,361,046)
Net change in unrealized appreciation (depreciation) on investments	(5,786,466)	1,390,097	(2,596,321)	(9,822,082)

Net increase (decrease) in net assets resulting from operations	(2,098,330)	(15,377,270)	(1,257,187)	(7,786,736)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	449	6,756	—	—
Shares issued to holders in reinvestment of dividends	—	677	—	—
Shares redeemed	(27,023)	(202,020)	—	—

Net decrease	(26,574)	(194,587)	—	—

Service Shares
Shares sold	21,278,656	324,648,665	6,914,714	22,572,633
Shares issued to holders in reinvestment of dividends	—	7,994,097	1,764,022	3,695,270
Shares redeemed	(37,624,821)	(321,055,015)	(11,175,162)	(37,801,710)

Net increase (decrease)	(16,346,165)	11,587,747	(2,496,426)	(11,533,807)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions – Institutional Shares	—	(677)	—	—
Net dividends and distributions – Service Shares	—	(7,994,097)	(1,764,022)	(3,695,270)

Total dividends and distributions	—	(7,994,774)	(1,764,022)	(3,695,270)

INCREASE (DECREASE) IN NET ASSETS	(18,471,069)	(11,978,884)	(5,517,635)	(23,015,813)
NET ASSETS:
Beginning of year	224,253,511	236,232,395	88,872,229	111,888,042

End of year	$205,782,442	$224,253,511	$83,354,594	$88,872,229

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	48	709	—	—
Shares issued to holders in reinvestment of dividends	—	74	—	—
Shares redeemed	(2,871)	(20,721)	—	—

Net decrease	(2,823)	(19,938)	—	—

CHANGES IN SHARES OUTSTANDING
Service Shares
Shares sold	2,263,083	33,601,635	682,520	2,182,285
Shares issued to holders in reinvestment of dividends	—	870,248	176,508	369,390
Shares redeemed	(4,004,462)	(34,015,775)	(1,106,629)	(3,648,647)

Net increase (decrease)	(1,741,379)	456,108	(247,601)	(1,096,972)

See notes to financial statements.

GuideMark Funds & GuidePath Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Flexible Income Allocation Fund		Managed Futures Strategy Fund[1]
	Period Ended September 30, 2023	Year Ended March 31, 2023	Period Ended September 30, 2023	Year Ended March 31, 2023
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income (loss)	$5,470,463	$7,863,238	$8,932,243	$6,634,274
Net realized gain (loss) on investment transactions	(3,246,956)	(46,735,438)	(1,870,312)	12,836,267
Net change in unrealized appreciation (depreciation) on investments	(3,735,045)	13,157,873	21,705,466	(24,757,209)

Net increase (decrease) in net assets resulting from operations	(1,511,538)	(25,714,327)	28,767,397	(5,286,668)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	74	1,584	185	366,815
Shares issued to holders in reinvestment of dividends	94	313	—	35,142
Shares redeemed	(8,409)	(1,275)	(327,642)	(203,416)

Net increase (decrease)	(8,241)	622	(327,457)	198,541

Service Shares
Shares sold	34,585,739	122,385,834	59,926,792	498,941,528
Shares issued to holders in reinvestment of dividends	5,656,799	9,653,021	—	110,142,951
Shares redeemed	(56,637,856)	(149,331,897)	(71,867,648)	(245,996,973)

Net increase (decrease)	(16,395,318)	(17,293,042)	(11,940,856)	363,087,506

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions – Institutional Shares	(94)	(313)	—	(35,142)
Net dividends and distributions – Service Shares	(5,656,799)	(9,653,021)	—	(110,142,951)

Total dividends and distributions	(5,656,893)	(9,653,334)	—	(110,178,093)

INCREASE (DECREASE) IN NET ASSETS	(23,571,990)	(52,660,081)	16,499,084	247,821,286
NET ASSETS:
Beginning of year	295,115,292	347,775,373	499,270,487	251,449,201

End of year	$271,543,302	$295,115,292	$515,769,571	$499,270,487

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	8	170	21	35,855
Shares issued to holders in reinvestment of dividends	11	34	—	3,755
Shares redeemed	(940)	(131)	(38,651)	(18,259)

Net increase (decrease)	(921)	73	(38,630)	21,351

CHANGES IN SHARES OUTSTANDING
Service Shares
Shares sold	3,878,710	13,137,850	7,057,947	47,336,914
Shares issued to holders in reinvestment of dividends	642,209	1,074,891	—	12,187,999
Shares redeemed	(6,354,535)	(16,137,435)	(8,440,170)	(24,444,350)

Net increase (decrease)	(1,833,616)	(1,924,694)	(1,382,223)	35,080,563

1 Consolidated Statements of Changes in Net Assets (see note 3b).

See notes to financial statements.

GuideMark Funds & GuidePath Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Conservative Income Fund		Income Fund
	Period Ended September 30, 2023	Year Ended March 31, 2023	Period Ended September 30, 2023	Year Ended March 31, 2023
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$429,290	$346,164	$1,248,185	$1,085,564
Net realized loss on investment transactions	(48,642)	(341,288)	(1,563,787)	(6,245,008)
Net change in unrealized appreciation (depreciation) on investments	(4,051)	50,611	(1,665,714)	1,652,884

Net increase (decrease) in net assets resulting from operations	376,597	55,487	(1,981,316)	(3,506,560)

CAPITAL SHARE TRANSACTIONS:
Shares sold	13,883,367	14,707,129	23,443,658	24,537,832
Shares issued to holders in reinvestment of dividends	428,563	333,851	1,268,383	1,084,689
Shares redeemed	(7,426,604)	(13,893,111)	(6,832,023)	(8,867,473)

Net increase (decrease)	6,885,326	1,147,869	17,880,018	16,755,048

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions	(428,563)	(333,852)	(1,268,384)	(1,084,689)

Total dividends and distributions	(428,563)	(333,852)	(1,268,384)	(1,084,689)

INCREASE (DECREASE) IN NET ASSETS	6,833,360	869,504	14,630,318	12,163,799
NET ASSETS:
Beginning of year	11,781,353	10,911,849	56,634,190	44,470,391

End of year	$18,614,713	$11,781,353	$71,264,508	$56,634,190

CHANGES IN SHARES OUTSTANDING
Shares sold	1,438,434	1,509,965	2,783,038	2,760,584
Shares issued to holders in reinvestment of dividends	44,578	34,676	153,569	127,816
Shares redeemed	(770,638)	(1,437,264)	(820,333)	(1,028,707)

Net increase (decrease)	712,374	107,377	2,116,274	1,859,693

See notes to financial statements.

GuideMark Funds & GuidePath Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Growth & Income Fund
	Period Ended September 30, 2023	Year Ended March 31, 2023
	(Unaudited)
OPERATIONS:
Net investment income	$1,147,894	$2,264,523
Net realized gain (loss) on investment transactions	3,469,553	(3,258,069)
Net change in unrealized appreciation (depreciation) on investments	(1,766,715)	(1,745,441)

Net increase (decrease) in net assets resulting from operations	2,850,732	(2,738,987)

CAPITAL SHARE TRANSACTIONS:
Shares sold	(31,131,393)	27,064,823
Shares issued to holders in reinvestment of dividends	1,160,059	2,147,781
Shares redeemed	11,196,564	(34,342,235)

Net increase (decrease)	(18,774,770)	(5,129,631)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions	(1,160,059)	(2,147,781)

Total dividends and distributions	(1,160,059)	(2,147,781)

INCREASE (DECREASE) IN NET ASSETS	(17,084,097)	(10,016,399)
NET ASSETS:
Beginning of year	106,817,174	116,833,573

End of year	$89,733,077	$106,817,174

CHANGES IN SHARES OUTSTANDING
Shares sold	(2,929,781)	2,586,598
Shares issued to holders in reinvestment of dividends	108,406	208,178
Shares redeemed	1,033,289	(3,184,948)

Net increase (decrease)	(1,788,086)	(390,172)

See notes to financial statements.

GuideMark Funds & GuidePath Funds

FINANCIAL HIGHLIGHTS

	Large Cap Core Fund
	Service
	Period Ended September 30, 2023	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period/year and selected information for the period/year are as follows:
Net asset value, beginning of period/year	$23.820	$28.797	$26.584	$16.106	$18.401	$17.503
Income from investment operations:
Net investment income[1]	0.086	0.205	0.096	0.059	0.114	0.073
Net realized and unrealized gains (losses) on investments	1.103	(2.879)	3.045	10.515	(2.202)	1.184

Total from investment operations	1.189	(2.674)	3.141	10.574	(2.088)	1.257

Less distributions:
Distributions from net investment income	—	(0.161)	(0.121)	(0.096)	(0.021)	(0.076)
Distributions from net realized gains	—	(2.142)	(0.807)	—	(0.186)	(0.283)

Total distributions	—	(2.303)	(0.928)	(0.096)	(0.207)	(0.359)

Net asset value, end of period/year	$25.009	$23.820	$28.797	$26.584	$16.106	$18.401

Total return	4.99%	(8.81)%	11.59%	65.69%	(11.59)%	7.47%
Supplemental data and ratios:
Net assets, end of period/year	$626,154,070[3]	$607,841,824	$691,938,719	$602,158,947	$326,952,939	$332,500,169
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[2]	0.87%[4]	0.90%	0.89%	1.15%	1.18%	1.22%
After expense reimbursement (recapture) and securities lending credit including interest expense[2]	0.84%[4]	0.87%	0.89%	1.10%	1.14%	1.19%
Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.66%[4]	0.79%	0.33%	0.21%	0.55%	0.37%
After expense reimbursement (recapture) and securities lending credit	0.69%[4]	0.82%	0.33%	0.26%	0.59%	0.40%
Portfolio turnover rate	11.00%[3]	46.39%	25.18%	34.13%	28.54%	45.31%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period/year.
[2]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements. Interest expense was 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.
[3]	Not annualized.
[4]	Annualized.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

FINANCIAL HIGHLIGHTS

	Emerging Markets Fund
	Service
	Period Ended September 30, 2023	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period/year and selected information for the period/year are as follows:
Net asset value, beginning of period/year	$10.299	$13.573	$16.502	$10.516	$13.278	$17.063
Income from investment operations:
Net investment income[1]	0.181	0.324	0.214	0.049	0.175	0.109
Net realized and unrealized gains (losses) on investments	(0.224)	(1.870)	(1.727)	5.968	(2.690)	(2.028)

Total from investment operations	(0.043)	(1.546)	(1.513)	6.017	(2.515)	(1.919)

Less distributions:
Distributions from net investment income	—	(0.486)	(0.258)	(0.031)	(0.247)	(1.196)
Distributions from net realized gains	—	(1.242)	(1.158)	—	—	(0.670)

Total distributions	0.000	(1.728)	(1.416)	(0.031)	(0.247)	(1.866)

Net asset value, end of period/year	$10.256	$10.299	$13.573	$16.502	$10.516	$13.278

Total return	(0.42)%[4]	(11.02)%	(9.75)%	57.85%[3]	(19.40)%	(10.05)%
Supplemental data and ratios:
Net assets, end of period/year	$43,990,711	$45,699,264	$71,780,033	$96,895,863	$64,153,851	$85,623,549
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.88%[5]	1.84%	1.40%	1.55%	1.79%	1.69%
After expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.34%[5]	1.40%	1.39%	1.64%	1.65%	1.66%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	2.85%[5]	2.39%	1.32%	0.43%	1.20%	0.72%
After expense reimbursement (recapture) and securities lending credit	3.39%[5]	2.83%	1.33%	0.34%	1.34%	0.75%
Portfolio turnover rate	21.83%[4]	43.50%	47.80%	58.36%	42.60%	47.18%

[1]	Net investment income per share has been calculated based on average shares outstanding during the period/year.
[2]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements. Interest expense was 0.00%, 0.01%, 0.00%, 0.00%, 0.00% and 0.01%, respectively.
[3]	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).
[4]	Not annualized.
[5]	Annualized.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

FINANCIAL HIGHLIGHTS

	Small Mid Cap Core Fund
	Service
	Period Ended September 30, 2023	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period/year and selected information for the period/year are as follows:
Net asset value, beginning of period/year	$16.763	$19.122	$21.067	$10.765	$14.385	$14.908
Income from investment operations:
Net investment income (loss)[1]	0.040	0.089	0.002	(0.040)	(0.007)	(0.022)
Net realized and unrealized gains (losses) on investments	0.208	(2.074)	0.447	10.720	(3.393)	0.348

Total from investment operations	0.248	(1.985)	0.449	10.680	(3.400)	0.326

Less distributions:
Distributions from net investment income	—	(0.063)	(0.046)	(0.024)	(0.016)	—
Distributions from net realized gains	—	(0.311)	(2.348)	(0.354)	(0.204)	(0.849)

Total distributions	—	(0.374)	(2.394)	(0.378)	(0.220)	(0.849)

Net asset value, end of period/year	$17.011	$16.763	$19.122	$21.067	$10.765	$14.385

Total return	1.48%[3]	(10.34)%	1.38%	99.76%	(24.10)%	2.99%
Supplemental data and ratios:
Net assets, end of period/year	$95,287,848	$95,300,950	$107,105,729	$92,756,350	$52,904,611	$63,904,945
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.13%[4]	1.17%	1.17%	1.46%	1.50%	1.56%
After expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.05%[4]	1.06%	1.14%	1.31%	1.39%	1.45%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.37%[4]	0.41%	(0.03)%	(0.40)%	(0.16)%	(0.25)%
After expense reimbursement (recapture) and securities lending credit	0.45%[4]	0.52%	0.01%	(0.25)%	(0.05)%	(0.14)%
Portfolio turnover rate	13.03%[3]	24.59%	36.38%	37.81%	26.54%	39.01%

[1]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period/year.
[2]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements. Interest expense was 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.
[3]	Not annualized.
[4]	Annualized.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

FINANCIAL HIGHLIGHTS

	World ex-US Fund
	Service
	Period Ended September 30, 2023	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period/year and selected information for the period/year are as follows:
Net asset value, beginning of period/year	$9.727	$10.306	$10.445	$7.303	$8.856	$9.507
Income from investment operations:
Net investment income[1]	0.136	0.229	0.131	0.081	0.142	0.121
Net realized and unrealized gains (losses) on investments	(0.207)	(0.526)	(0.150)	3.263	(1.538)	(0.643)

Total from investment operations	(0.071)	(0.297)	(0.019)	3.344	(1.396)	(0.522)

Less distributions:
Distributions from net investment income	—	(0.210)	(0.120)	(0.202)	(0.157)	(0.129)
Dividends from net realized gains	—	(0.07)	—	—	—	—

Total distributions	—	(0.282)	(0.120)	(0.202)	(0.157)	(0.129)

Net asset value, end of period/year	$9.656	$9.727	$10.306	$10.445	$7.303	$8.856

Total return	(0.73)%[3]	(2.70)%	(0.27)%	45.89%	(16.16)%	(5.36)%
Supplemental data and ratios:
Net assets, end of period/year	$105,674,130	$109,714,796	$125,033,842	$138,023,708	$110,561,165	$216,435,566
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.23%[4]	1.26%	1.25%	1.38%	1.36%	1.40%
After expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.10%[4]	1.14%	1.14%	1.37%	1.35%	1.39%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	2.56%[4]	2.37%	1.08%	0.88%	1.58%	1.32%
After expense reimbursement (recapture) and securities lending credit	2.69%[4]	2.49%	1.19%	0.89%	1.59%	1.33%
Portfolio turnover rate	15.23%[3]	54.13%	33.89%	46.15%	25.52%	59.18%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period/year.
[2]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements. Interest expense was 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.
[3]	Not annualized.
[4]	Annualized.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

FINANCIAL HIGHLIGHTS

	Core Fixed Income Fund
	Service
	Period Ended September 30, 2023	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period/year and selected information for the period/year are as follows:
Net asset value, beginning of period/year	$8.266	$9.009	$9.700	$9.798	$9.270	$9.131
Income from investment operations:
Net investment income[1]	0.132	0.194	0.110	0.112	0.170	0.176
Net realized and unrealized gains (losses) on investments	(0.452)	(0.740)	(0.571)	0.141[3]	0.490	0.144

Total from investment operations	(0.320)	(0.546)	(0.461)	0.253	0.660	0.320

Less distributions:
Distributions from net investment income	(0.143)	(0.197)	(0.124)	(0.184)	(0.108)	(0.181)
Distributions from net realized gains	—	—	(0.106)	(0.167)	(0.024)	—

Total distributions	(0.143)	(0.197)	(0.230)	(0.351)	(0.132)	(0.181)

Net asset value, end of period/year	$7.803	$8.266	$9.009	$9.700	$9.798	$9.270

Total return	(3.90)%[4]	(6.02)%	(4.88)%	2.47%	7.16%	3.57%
Supplemental data and ratios:
Net assets, end of period/year	$158,532,493	$170,247,628	$200,560,432	$188,033,933	$135,386,961	$132,792,238
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.01%[5]	0.99%	0.99%	1.28%	1.29%	1.34%
After expense reimbursement (recapture) and securities lending credit including interest expense[2]	0.94%[5]	0.94%	0.94%	1.19%	1.19%	1.19%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	3.15%[5]	2.28%	1.09%	1.01%	1.67%	1.80%
After expense reimbursement (recapture) and securities lending credit	3.22%[5]	2.33%	1.14%	1.10%	1.77%	1.95%
Portfolio turnover rate	139.28%[4]	252.14%	263.72%	283.45%	278.67%	239.11%

[1]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period/year.
[2]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements. Interest expense was 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.
[3]	Realized and unrealized gains and losses per shares in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the year.
[4]	Not annualized.
[5]	Annualized.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

FINANCIAL HIGHLIGHTS

	Growth Allocation Fund
	Service
	Period Ended September 30, 2023	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period/year and selected information for the period/year are as follows:
Net asset value, beginning of period/year	$13.904	$16.029	$15.636	$10.062	$11.477	$11.458
Income from investment operations:
Net investment income[1]	0.056	0.127	0.126	0.064	0.128	0.160
Net realized and unrealized gains (losses) on investments	0.335	(1.718)	0.726	5.780	(1.402)	0.003[5]

Total from investment operations	0.391	(1.591)	0.852	5.844	(1.274)	0.163

Less distributions:
Distributions from net investment income	—	(0.028)	(0.129)	(0.072)	(0.141)	(0.132)
Distributions from net realized gains	—	(0.506)	(0.330)	(0.198)	—	(0.012)

Total distributions	—	(0.534)	(0.459)	(0.270)	(0.141)	(0.144)

Net asset value, end of period/year	$14.295	$13.904	$16.029	$15.636	$10.062	$11.477

Total return	2.81%[6]	(9.69)%	5.22%	58.23%	(11.35)%	1.61%
Supplemental data and ratios:
Net assets, end of period/year	$975,793,612	$950,178,503	$1,136,476,058	$1,075,230,154	$739,949,997	$788,314,442
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.68%[7]	0.69%	0.68%	0.94%	0.97%	1.00%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.63%[7]	0.64%	0.64%	0.90%	0.93%	0.95%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	0.85%[7]	0.87%	0.71%	0.44%	1.03%	1.35%
After expense reimbursement (recapture) and securities lending credit	0.90%[7]	0.92%	0.75%	0.48%	1.07%	1.40%
Portfolio turnover rate	4.89%[6]	22.84%	17.09%	39.58%	37.80%	53.89%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period/year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements. Interest expense was 0.00%, 0.01%, 0.00%, 0.00%, 0.00% and 0.01%, respectively.
[4]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Realized and unrealized gains and losses per shares in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the year.
[6]	Not annualized.
[7]	Annualized.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

FINANCIAL HIGHLIGHTS

	Conservative Allocation Fund
	Service
	Period Ended September 30, 2023	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period/year and selected information for the period/year are as follows:
Net asset value, beginning of period/year	$10.165	$10.978	$11.070	$9.137	$9.617	$9.482
Income from investment operations:
Net investment income[1]	0.163	0.266	0.207	0.199	0.226	0.196
Net realized and unrealized gains (losses) on investments	(0.276)	(0.865)	0.098	1.959	(0.490)	0.107

Total from investment operations	(0.113)	(0.599)	0.305	2.158	(0.264)	0.303

Less distributions:
Distributions from net investment income	—	(0.175)	(0.202)	(0.189)	(0.216)	(0.153)
Distributions from net realized gains	—	(0.039)	(0.195)	(0.036)	—	(0.015)

Total distributions	—	(0.214)	(0.397)	(0.225)	(0.216)	(0.168)

Net asset value, end of period/year	$10.052	$10.165	$10.978	$11.070	$9.137	$9.617

Total return	(1.11)%[6]	(5.39)%	2.60%	23.67%	(2.99)%	3.35%
Supplemental data and ratios:
Net assets, end of period/year	$419,340,671	$428,327,883	$509,796,048	$461,123,761	$314,935,864	$337,130,990
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.71%[5]	0.71%	0.70%	0.96%	0.99%	1.02%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.45%[5]	0.45%	0.45%	0.70%	0.70%	0.70%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	2.88%[5]	2.37%	1.56%	1.64%	1.98%	1.75%
After expense reimbursement (recapture) and securities lending credit	3.14%[5]	2.63%	1.81%	1.90%	2.27%	2.07%
Portfolio turnover rate	3.54%[6]	48.39%	28.28%	38.17%	58.96%	69.19%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period/year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements. Interest expense was 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.
[4]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Annualized.
[6]	Not Annualized.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

FINANCIAL HIGHLIGHTS

	Tactical Allocation Fund
	Service
	Period Ended September 30, 2023	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period/year and selected information for the period/year are as follows:
Net asset value, beginning of period/year	$10.563	$11.400	$11.394	$9.960	$10.919	$10.907
Income from investment operations:
Net investment income[1]	0.053	0.149	0.047	0.010	0.061	0.074
Net realized and unrealized gains (losses) on investments	0.210	(0.486)	1.154	1.941	(0.515)	0.410

Total from investment operations	0.263	(0.337)	1.201	1.951	(0.454)	0.484

Less distributions:
Distributions from net investment income	—	—	(0.053)	(0.005)	(0.058)	(0.066)
Distributions from net realized gains	—	(0.500)	(1.142)	(0.512)	(0.447)	(0.406)

Total distributions	—	(0.500)	(1.195)	(0.517)	(0.505)	(0.472)

Net asset value, end of period/year	$10.826	$10.563	$11.400	$11.394	$9.960	$10.919

Total return	2.49%[6]	(2.90)%	10.32%	19.96%	(4.83)%	4.96%
Supplemental data and ratios:
Net assets, end of year	506,207,312	$500,975,471	$518,623,186	$469,311,387	$323,199,482	$341,839,666
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.80%[5]	0.80%	0.81%	1.07%	1.10%	1.11%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.77%[5]	0.79%	0.78%	1.05%	1.06%	1.03%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	0.93%[5]	1.37%	0.36%	0.07%	0.50%	0.58%
After expense reimbursement (recapture) and securities lending credit	0.96%[5]	1.38%	0.39%	0.09%	0.54%	0.66%
Portfolio turnover rate	154.48%[6]	248.27%	406.19%	443.30%	500.28%	336.60%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period/year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements. Interest expense was 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.
[4]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Annualized.
[6]	Not Annualized.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

FINANCIAL HIGHLIGHTS

	Absolute Return Allocation Fund
	Institutional
	Period Ended September 30, 2023	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period/year and selected information for the period/year are as follows:
Net asset value, beginning of period/year	$9.372	$10.053	$10.554	$10.005	$10.402	$10.335
Income from investment operations:
Net investment income[1]	33.333	0.346	0.267	0.256	0.329	0.346
Net realized and unrealized gains (losses) on investments	(33.372)	(0.775)	(0.516)	0.638[2]	(0.367)	(0.003)[2]

Total from investment operations	(0.039)	(0.429)	(0.249)	0.894	(0.038)	0.343

Less distributions:
Dividends from net investment income	—	(0.252)	(0.252)	(0.345)	(0.359)	(0.276)

Total distributions	—	(0.252)	(0.252)	(0.345)	(0.359)	(0.276)

Net asset value, end of period/year	$9.333	$9.372	$10.053	$10.554	$10.005	$10.402

Total return	(0.42)%	(4.21)%	(2.46)%	8.92%	(0.53)%	3.43%
Supplemental data and ratios:
Net assets, end of period/year	$84	$26,541	$228,905	$476,449	$1,133,623	$667,898
Ratio of expenses to average net assets[3]
Before expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.50%	0.50%	0.47%	0.49%	0.50%	0.51%
After expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.20%	0.22%	0.20%	0.21%	0.21%	0.20%
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	3.73%	3.31%	2.26%	2.15%	2.82%	3.04%
After expense reimbursement (recapture) and securities lending credit	4.03%	3.59%	2.53%	2.43%	3.11%	3.35%
Portfolio turnover rate	31.72%	152.99%	27.64%	65.03%	161.00%	146.82%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period/year.
[2]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.
[3]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[4]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements. Interest expense was 0.00%, 0.02%, 0.00%, 0.01%, 0.01% and 0.00%, respectively.
[5]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
[6]	Annualized.
[7]	Not Annualized.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

FINANCIAL HIGHLIGHTS

	Absolute Return Allocation Fund
	Service
	Period Ended September 30, 2023	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period/year and selected information for the period/year are as follows:
Net asset value, beginning of period/year	$9.394	$10.080	$10.578	$10.010	$10.402	$10.348
Income from investment operations:
Net investment income[1]	0.197	0.286	0.227	0.195	0.266	0.283
Net realized and unrealized gains (losses) on investments	(0.291)	(0.750)	(0.515)	0.634[5]	(0.368)	(0.001)[5]

Total from investment operations	(0.094)	(0.464)	(0.288)	0.829	(0.102)	0.282

Less distributions:
Dividends from net investment income	—	(0.222)	(0.210)	(0.261)	(0.290)	(0.228)

Total distributions	—	(0.222)	(0.210)	(0.261)	(0.290)	(0.228)

Net asset value, end of period/year	$9.300	$9.394	$10.080	$10.578	$10.010	$10.402

Total return	(1.00)%[7]	(4.56)%	(2.80)%	8.26%	(1.11)%	2.81%
Supplemental data and ratios:
Net assets, end of period/year	$205,782,358	$224,226,970	$236,003,490	$212,656,486	$391,177,265	$312,866,645
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.86%[6]	0.86%	0.82%	1.09%	1.10%	1.11%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.55%[6]	0.58%	0.55%	0.81%	0.81%	0.80%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	3.72%[6]	2.73%	1.87%	1.57%	2.22%	2.44%
After expense reimbursement (recapture) and securities lending credit	4.03%[6]	3.01%	2.14%	1.85%	2.51%	2.75%
Portfolio turnover rate	31.72%[7]	152.99%	27.64%	65.03%	161.00%	146.82%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period/year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements. Interest expense was 0.00%, 0.03%, 0.00%, 0.01%, 0.01% and 0.00%, respectively.
[4]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.
[6]	Annualized.
[7]	Not Annualized.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

FINANCIAL HIGHLIGHTS

	Multi-Asset Income Allocation Fund
	Service
	Period Ended September 30, 2023	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period/year and selected information for the period/year are as follows:
Net asset value, beginning of period/year	$10.167	$11.373	$11.332	$9.056	$10.660	$10.603
Income from investment operations:
Net investment income[1]	0.225	0.370	0.313	0.270	0.344	0.358
Net realized and unrealized gains (losses) on investments	(0.373)	(1.169)	0.044	2.272	(1.632)	0.062

Total from investment operations	(0.148)	(0.799)	0.357	2.542	(1.288)	0.420

Less distributions:
Distributions from net investment income	(0.205)	(0.407)	(0.316)	(0.266)	(0.313)	(0.363)
Distributions from net realized gains	—	—	—	—	(0.003)	—

Total distributions	(0.205)	(0.407)	(0.316)	(0.266)	(0.316)	(0.363)

Net asset value, end of period/year	$9.814	$10.167	$11.373	$11.332	$9.056	$10.660

Total return	(1.48)%[5]	(6.92)%	3.09%	28.42%	(12.53)%	4.13%
Supplemental data and ratios:
Net assets, end of period/year	$83,354,594	$88,872,229	$111,888,042	$132,821,013	$112,044,753	$132,260,092
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.86%[6]	0.85%	0.84%	1.09%	1.12%	1.15%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.73%[6]	0.59%	0.70%	0.96%	0.92%	0.82%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	4.23%[6]	3.32%	2.55%	2.48%	2.99%	3.08%
After expense reimbursement (recapture) and securities lending credit	4.36%[6]	3.58%	2.69%	2.61%	3.19%	3.41%
Portfolio turnover rate	10.76%[5]	65.66%	24.21%	73.27%	85.15%	44.77%

[1]	Net investment income per share has been calculated based on average shares outstanding during the period/year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements. Interest expense was 0.00%, 0.01%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.
[4]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Not annualized
[6]	Annualiized

See notes to financial statements.

GuideMark Funds & GuidePath Funds

FINANCIAL HIGHLIGHTS

	Flexible Income Allocation Fund
	Institutional
	Period Ended September 30, 2023	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period/year and selected information for the period/year are as follows:
Net asset value, beginning of period/year	$9.021	$10.080	$10.582	$9.368	$9.422	$9.577
Income from investment operations:
Net investment income[1]	21.000	0.270	0.254	0.511	0.391	0.426
Net realized and unrealized gains (losses) on investments	(21.425)	(0.971)	(0.453)	0.989[2]	(0.076)[2]	(0.183)

Total from investment operations	(0.425)	(0.701)	(0.199)	1.500	0.315	0.243

Less distributions:
Dividends from net investment income	(0.196)	(0.291)	(0.236)	(0.286)	(0.369)	(0.398)
Dividends from net realized gains	—	(0.067)	(0.067)	—	—	—

Total distributions	(0.196)	(0.358)	(0.303)	(0.286)	(0.369)	(0.398)

Net asset value, end of period/year	$8.400	$9.021	$10.080	$10.582	$9.368	$9.422

Total return	(4.81)%[7]	(6.92)%	(2.02)%	16.10%	3.38%	2.58%
Supplemental data and ratios:
Net assets, end of period/year	$42	$8,353	$8,598	$7,747	$34,154	$26,280
Ratio of expenses to average net assets[3]
Before expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.29%[6]	0.30%	0.30%	0.37%	0.45%	0.56%
After expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.15%[6]	0.14%	0.15%	0.15%	0.15%	0.16%
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	4.05%[6]	2.74%	2.24%	4.84%	3.81%	4.07%
After expense reimbursement (recapture) and securities lending credit	4.19%[6]	2.89%	2.39%	5.06%	4.11%	4.47%
Portfolio turnover rate	120.26%[7]	483.66%	195.55%	211.84%	517.05%	380.48%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period/year.
[2]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.
[3]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[4]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements. Interest expense was 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.01%, respectively.
[5]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
[6]	Annualized.
[7]	Not Annualized.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

FINANCIAL HIGHLIGHTS

	Flexible Income Allocation Fund
	Service
	Period Ended September 30, 2023	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period/year and selected information for the period/year are as follows:
Net asset value, beginning of period/year	$8.974	$9.991	$10.497	$9.304	$9.366	$9.525
Income from investment operations:
Net investment income[1]	0.176	0.230	0.213	0.250	0.331	0.361
Net realized and unrealized gains (losses) on investments	(0.225)	(0.960)	(0.445)	1.175[2]	(0.076)[2]	(0.173)[2]

Total from investment operations	(0.049)	(0.730)	(0.232)	1.425	0.255	0.188

Less distributions:
Dividends from net investment income	(0.180)	(0.220)	(0.207)	(0.232)	(0.317)	(0.347)
Dividends from net realized gains	—	(0.067)	(0.067)	—	—	—

Total distributions	(0.180)	(0.287)	(0.274)	(0.232)	(0.317)	(0.347)

Net asset value, end of period/year	$8.745	$8.974	$9.991	$10.497	$9.304	$9.366

Total return	(0.55)%[6]	(7.27)%	(2.33)%	15.38%	2.76%	2.00%
Supplemental data and ratios:
Net assets, end of period/year	$271,543,260	$295,106,939	$347,766,775	$279,838,116	$98,516,379	$59,741,077
Ratio of expenses to average net assets[3]
Before expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.71%[7]	0.70%	0.70%	0.99%	1.05%	1.15%
After expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.50%[7]	0.50%	0.50%	0.75%	0.75%	0.77%
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	3.66%[7]	2.28%	1.83%	2.17%	3.20%	3.45%
After expense reimbursement (recapture) and securities lending credit	3.87%[7]	2.48%	2.03%	2.41%	3.50%	3.83%
Portfolio turnover rate	120.26%[6]	483.66%	195.55%	211.84%	517.05%	380.48%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period/year.
[2]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.
[3]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[4]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements. Interest expense was 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.02%, respectively.
[5]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
[6]	Not annualized.
[7]	Annualized.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

FINANCIAL HIGHLIGHTS

	Managed Futures Strategy Fund (Consolidated)
	Institutional
	Period Ended September 30, 2023	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period/year and selected information for the period/year are as follows:
Net asset value, beginning of period/year	$8.550	$10.136	$9.504	$8.813	$8.067	$8.665
Income from investment operations:
Net investment income (loss)[1]	0.124	0.241	(0.106)	(0.084)	0.063	0.081
Net realized and unrealized gains (losses) on investments	0.378	0.557[3]	1.607	1.079	1.097	(0.679)

Total from investment operations	0.502	0.798	1.501	0.995	1.160	(0.598)

Less distributions:
Dividends from net investment income	—	(1.085)	(0.262)	—	(0.131)	—
Dividends from net realized gains	—	(1.299)	(0.607)	(0.304)	(0.283)	—

Total distributions	—	(2.384)	(0.869)	(0.304)	(0.414)	—

Net asset value, end of period/year	$9.052	$8.550	$10.136	$9.504	$8.813	$8.067

Total return	5.87%[4]	5.86%	17.34%	11.46%	14.70%	(6.90)%
Supplemental data and ratios:
Net assets, end of period/year	$1,385	$331,615	$176,686	$483,785	$1,220,564	$961,919
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and fees waived including interest expense[2]	1.13%[5]	1.21%	1.19%	1.21%	1.25%	1.27%
After expense reimbursement (recapture) and fees waived including interest expense[2]	1.13%[5]	1.21%	1.19%	1.29%	1.30%	1.30%
Ratio of net investment gain (loss) to average net assets
Before expense reimbursement (recapture) and fees waived	2.87%[5]	2.52%	(1.12)%	(0.87)%	0.79%	1.03%
After expense reimbursement (recapture) and fees waived	2.87%[5]	2.52%	(1.12)%	(0.95)%	0.74%	1.00%
Portfolio turnover rate	0.00%[4]	0.00%	0.00%	0.00%	0.00%	0.00%

Portfolio	Turnover is calculated for the Fund as a whole.
[1]	Net investment income (loss) per share has been calculated based on average shares outstanding during the period/year.
[2]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements. Interest expense was 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.
[3]	Realized and unrealized gains and losses per shares in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the year.
[4]	Not annualized
[5]	Annualized

See notes to financial statements.

GuideMark Funds & GuidePath Funds

FINANCIAL HIGHLIGHTS

	Managed Futures Strategy Fund (Consolidated)
	Service
	Period Ended September 30, 2023	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period/year and selected information for the period/year are as follows:
Net asset value, beginning of period/year	$ 8.250	$ 9.893	$ 9.268	$ 8.648	$ 7.914	$ 8.551
Income from investment operations:
Net investment income (loss)[1]	0.148	0.160	(0.136)	(0.129)	0.011	0.035
Net realized and unrealized gains (losses) on investments	0.329	0.542[3]	1.570	1.053	1.077	(0.672)

Total from investment operations	0.477	0.702	1.434	0.924	1.088	(0.637)

Less distributions:
Dividends from net investment income	—	(1.046)	(0.202)	—	(0.071)	—
Dividends from net realized gains	—	(1.299)	(0.607)	(0.304)	(0.283)	—

Total distributions	—	(2.345)	(0.809)	(0.304)	(0.354)	—

Net asset value, end of period/year	$ 8.727	$ 8.250	$ 9.893	$ 9.268	$ 8.648	$ 7.914

Total return	5.78%[4]	5.04%	16.94%	10.84%	14.03%	(7.45)%
Supplemental data and ratios:
Net assets, end of period/year	$515,768,186	$498,938,872	$251,272,515	$207,653,403	$221,868,264	$156,397,141
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and fees waived including interest expense[2]	1.50%[5]	1.52%	1.54%	1.80%	1.85%	1.87%
After expense reimbursement (recapture) and fees waived including interest expense[2]	1.50%[5]	1.52%	1.54%	1.81%	1.90%	1.90%
Ratio of net investment gain (loss) to average net assets
Before expense reimbursement (recapture) and fees waived	3.48%[5]	1.52%	(1.47)%	(1.47)%	0.18%	0.47%
After expense reimbursement (recapture) and fees waived	3.48%[5]	1.52%	(1.47)%	(1.48)%	0.13%	0.44%
Portfolio turnover rate	0.00%[4]	0.00%	0.00%	0.00%	0.00%	0.00%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income (loss) per share has been calculated based on average shares outstanding during the period/year.
[2]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements. Interest expense was 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.
[3]	Realized and unrealized gains and losses per shares in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the year.
[4]	Not annualized
[5]	Annualized

See notes to financial statements.

GuideMark Funds & GuidePath Funds

FINANCIAL HIGHLIGHTS

	Conservative Income Fund
	Period Ended September 30, 2023	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	April 30, 2018[1] through March 31, 2019
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period/year and selected information for the period/year are as follows:
Net asset value, beginning of period/year	$9.629	$9.776	$9.938	$9.899	$9.987	$10.000
Income from investment operations:
Net investment income[2]	0.222	0.204	0.049	0.029	0.177	0.153
Net realized and unrealized gains (losses) on investments	(0.036)	(0.136)	(0.159)	0.044	(0.092)	(0.020)[7]

Total from investment operations	0.186	0.068	(0.110)	0.073	0.085	0.133

Less distributions:
Distributions from net investment income	(0.200)	(0.215)	(0.052)	(0.034)	(0.173)	(0.144)
Distributions from net realized gains	—	—	—	—	—	(0.002)

Total distributions	(0.200)	(0.215)	(0.052)	(0.034)	(0.173)	(0.146)

Net asset value, end of period/year	$9.615	$9.629	$9.776	$9.938	$9.899	$9.987

Total return	1.95%[3]	0.71%	(1.12)%	0.74%	0.85%	1.34%[3]
Supplemental data and ratios:
Net assets, end of period/year	$18,614,713	$11,781,353	$10,911,849	$15,926,192	$6,724,818	$973,527
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	0.90%[5]	0.95%	1.06%	1.14%	2.23%	43.40%[5]
After expense reimbursement (recapture) and securities lending credit	0.64%[5]	0.64%	0.64%	0.64%	0.64%	0.64%[5]
Ratio of net investment income to average net assets[6]
Before expense reimbursement (recapture) and fees waived	4.01%[5]	1.81%	0.08%	(0.20)%	0.18%	(41.09)%[5]
After expense reimbursement (recapture) and fees waived	4.27%[5]	2.12%	0.50%	0.30%	1.77%	1.67%[5]
Portfolio turnover rate	177.03%[3]	398.32%	161.18%	190.65%	190.99%	388.79%[3]

[1]	Commencement of operations.
[2]	Net investment income per share has been calculated based on average shares outstanding during the period/year.
[3]	Not annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Annualized.
[6]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
[7]	Realized and unrealized gains and losses per shares in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the year.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

FINANCIAL HIGHLIGHTS

	Income Fund
	Period Ended September 30, 2023	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	April 30, 2018[1] through March 31, 2019
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period/year and selected information for the period/year are as follows:
Net asset value, beginning of period/year	$8.464	$9.204	$9.950	$9.857	$9.892	$10.000
Income from investment operations:
Net investment income[2]	0.142	0.169	0.208	0.186	0.284	0.079
Net realized and unrealized gains (losses) on investments	(0.366)	(0.742)	(0.745)	0.090[7]	(0.048)[7]	0.016[7]

Total from investment operations	(0.224)	(0.573)	(0.537)	0.276	0.236	0.095

Less distributions:
Distributions from net investment income	(0.149)	(0.167)	(0.209)	(0.183)	(0.266)	(0.203)
Distributions from net realized gains	—	—	—	—	(0.005)	—

Total distributions	(0.149)	(0.167)	(0.209)	(0.183)	(0.271)	(0.203)

Net asset value, end of period/year	$8.091	$8.464	$9.204	$9.950	$9.857	$9.892

Total return	(2.67)%	(6.21)%	(5.53)%	2.79%	2.34%	0.99%[3]
Supplemental data and ratios:
Net assets, end of period/year	$71,264,508[3]	$56,634,190	$44,470,391	$38,031,721	$32,494,874	$3,619,628
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit including interest expense[8]	0.83%[5]	0.85%	0.88%	0.92%	1.18%	16.23%[5]
After expense reimbursement (recapture) and securities lending credit including interest expense[8]	0.79%[5]	0.79%	0.79%	0.80%	0.79%	0.79%[5]
Ratio of net investment income to average net assets[6]
Before expense reimbursement (recapture) and fees waived	3.56%[5]	1.91%	2.02%	1.73%	2.39%	(14.57)%[5]
After expense reimbursement (recapture) and fees waived	3.60%[5]	1.97%	2.11%	1.85%	2.79%	0.87%[5]
Portfolio turnover rate	217.00%[3]	300.76%	222.96%	194.13%	247.58%	801.50%[3]

[1]	Commencement of operations.
[2]	Net investment income per share has been calculated based on average shares outstanding during the period/year.
[3]	Not annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Annualized.
[6]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
[7]	Realized and unrealized gains and losses per shares in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the year.
[8]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements. Interest expense was 0.00%, 0.00%, 0.00%, 0.01%, 0.00% and 0.00%, respectively.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

FINANCIAL HIGHLIGHTS

	Growth & Income Fund
	Period Ended September 30, 2023	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	April 30, 2018[1] through March 31, 2019
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period/year and selected information for the period/year are as follows:
Net asset value, beginning of period/year	$10.463	$11.023	$11.683	$8.717	$9.772	$10.000
Income from investment operations:
Net investment income[2]	0.137	0.236	0.110	0.134	0.189	0.331
Net realized and unrealized gains (losses) on investments	0.201	(0.575)	0.888	2.959	(1.094)	(0.320)[7]

Total from investment operations	0.338	(0.339)	0.998	3.093	(0.905)	0.011

Less distributions:
Distributions from net investment income	(0.145)	(0.221)	(0.139)	(0.127)	(0.146)	(0.239)
Distributions from net realized gains (losses)	—	—	(1.519)	—	(0.004)	—

Total distributions	(0.145)	(0.221)	(1.658)	(0.127)	(0.150)	(0.239)

Net asset value, end of period/year	$10.656	$10.463	$11.023	$11.683	$8.717	$9.772

Total return	3.23%	(3.02)%	7.90%	35.67%	(9.45)%	0.14%[3]
Supplemental data and ratios:
Net assets, end of period/year	$89,733,077	$106,817,174	$116,833,573	$86,833,376	$33,927,659	$4,519,060
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit including interest expense[8]	1.05%	0.94%	0.87%	0.95%	1.34%	27.58%[5]
After expense reimbursement (recapture) and securities lending credit including interest expense[8]	0.97%	0.89%	0.81%	0.80%	0.79%	0.79%[5]
Ratio of net investment income to average net assets[6]
Before expense reimbursement (recapture) and fees waived	2.53%	2.21%	0.86%	1.13%	1.34%	(23.11)%[5]
After expense reimbursement (recapture) and fees waived	2.61%	2.26%	0.92%	1.28%	1.89%	3.68%[5]
Portfolio turnover rate	81.05%	73.19%	174.37%	108.96%	159.34%	123.50%[3]

[1]	Commencement of operations.
[2]	Net investment income per share has been calculated based on average shares outstanding during the period/year.
[3]	Not annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Annualized.
[6]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
[7]	Realized and unrealized gains and losses per shares in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the year.
[8]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements. Interest expense was 0.18%, 0.10%, 0.02%, 0.01%, 0.00% and 0.00%, respectively.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited)

September 30, 2023

1.	Organization

GPS Funds I and GPS Funds II (the “Trusts”) are organized as Delaware statutory trusts under Declarations of Trusts dated January 2, 2001 and October 20, 2010, respectively. The Trusts are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. GPS Funds I is comprised of the following 5 funds: GuideMark Large Cap Core Fund, GuideMark Emerging Markets Fund, GuideMark Small/Mid Cap Core Fund, GuideMark World ex-US Fund, GuideMark Core Fixed Income. GPS Funds II is comprised of the following 10 funds: GuidePath Growth Allocation Fund, GuidePath Conservative Allocation Fund, GuidePath Tactical Allocation Fund, GuidePath Absolute Return Allocation Fund, GuidePath Multi-Asset Income Allocation Fund, GuidePath Flexible Income Allocation Fund, GuidePath Managed Futures Strategy Fund, GuidePath Conservative Income Fund, GuidePath Income Fund and GuidePath Growth and Income Fund (collectively, the “Funds”). All of the Funds are classified and operate as diversified funds under the 1940 Act. Each Fund represents a distinct portfolio with its own investment objectives and policies. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. GuidePath Growth Allocation Fund, GuidePath Conservative Allocation Fund, GuidePath Tactical Allocation Fund and GuidePath Absolute Return Allocation Fund were seeded on March 4, 2011 and the prospectus went effective on April 1, 2011. The GuidePath Growth Allocation Fund, GuidePath Conservative Allocation Fund, GuidePath Tactical Allocation Fund and GuidePath Absolute Return Allocation Fund commenced operations on April 29, 2011. The GuidePath Multi-Asset Income Allocation Fund and GuidePath Flexible Income Allocation Fund commenced operations on August 31, 2012. The GuidePath Managed Futures Strategy Fund commenced operations on January 19, 2016. The GuidePath Conservative Income Fund, GuidePath Income Fund and GuidePath Growth and Income Fund commenced operations on April 30, 2018. Each Fund offers two classes of shares: Service Shares and Institutional Shares, except GuidePath Conservative Income Fund, GuidePath Income Fund and GuidePath Growth and Income Fund, which are only offered with a single share class. Certain Fund classes were without shares as of the period end; any share activity related to those classes is presented in the Statements of Changes in Net Assets. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

2.	Fund of Funds

The GuidePath Growth Allocation Fund, GuidePath Conservative Allocation Fund, GuidePath Absolute Return Allocation Fund, GuidePath Multi-Asset Income Allocation Fund, GuidePath Flexible Income Allocation Fund, GuidePath Conservative Income Fund, GuidePath Income Fund and GuidePath Growth and Income Fund each operate as a “Fund of Funds,” investing primarily or, in the case of the GuidePath Tactical Allocation Fund, between 10% and 100% of its assets, in registered investment companies, including mutual funds and exchange-traded funds (“ETFs”). The funds in which the Fund of Funds may invest are referred to herein as the “Underlying Funds.” The Advisor believes that investing in

Underlying Funds provides each Fund of Funds with an efficient means of creating a portfolio that provides investors with indirect exposure to a broad range of securities. By investing in a Fund of Funds, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses. In order to obtain exposure to certain markets, asset classes or active management styles, each Fund of Funds may buy Underlying Funds managed by the Advisor or its affiliates, which in turn, invest in various securities, including ETFs. The Fund of Funds may also invest directly in securities and other exchange-traded products, such as exchange-traded notes.

3.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a)	Investment Valuation

The Funds value their investments at fair value. Portfolio securities listed on a national or foreign securities exchange, except those listed on NASDAQ, for which market quotations are available are valued at the last quoted sale price on each business day. Portfolio securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) on each business day. If there is no reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from the exchange where the security is primarily traded.

All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Non-exchange traded ADRs are priced with an evaluated price as determined by the current evaluated pricing procedures of, and provided by, the pricing vendor.

Fixed income securities that have a maturity of greater than 60 days are generally valued on the basis of evaluations obtained from third party pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short term investments having a maturity of less than 60 days are generally valued at amortized cost, which approximates fair value.

Investments in mutual funds are valued at the closing net asset value per share of each mutual fund on the day of valuation. These investments in mutual funds may include investments in affiliated mutual funds. Investments in mutual funds are generally priced using values supplied by the underlying funds themselves. Units of Mount Vernon Liquid Assets Portfolio are not traded on an exchange and are valued at the investment company’s NAV per share.

Securities for which no market quotations are readily available or when a significant event has occurred between the time of the security’s last close and the time that a Fund next calculates its

GuideMark Funds & GuidePath Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2023

net asset value will be valued at their fair value in accordance with the requirements of Rule 2a-5. The Board designated the Advisor as Valuation Designee of the Trusts. The Valuation Designee has established a Valuation Committee to oversee the implementation of the valuation procedures on behalf of the Funds.

The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs, if any, during the year. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts).

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

During the year, certain securities and other instruments held by the Funds were categorized as Level 2 or Level 3 based upon the inputs and methodologies used to determine the fair value of the security or instrument. Descriptions of the inputs and valuation methodologies used to determine the fair values of each class of investments within Level 2 and Level 3 are set forth below.

Level 2 Investments.  The Funds’ investments that were categorized as Level 2 include: (1) certain fixed income securities, including asset-backed securities, collateralized mortgage obligations, corporate obligations, U.S. and foreign government obligations, mortgage-backed securities and municipal bonds; (2) certain foreign common stocks, preferred stocks, participatory notes, and real estate investment trusts; and (3) certain over-the-counter derivative instruments, including forward currency contracts, options written, and swaps.

Fixed income securities are normally valued by pricing vendors that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models typically use inputs that are observable such as institutional-sized trading in similar groups of securities, yield, credit quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments. These valuation adjustments are applied to the foreign exchange-traded common stocks to account for the market movement between the close of the foreign market in which the security is traded and the close of the New York Stock Exchange. These securities are valued using pricing vendors that consider the correlation patterns of price movements of the foreign security to the intraday trading in the U.S. markets.

Forward currency contracts and swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued using pricing vendors. Depending upon the instrument, its value may be provided by a pricing vendor using a series of techniques, including pricing models. The pricing models typically use inputs that are observed from active markets such as indices, spreads, interest rates, curves, dividends and exchange rates.

Level 3 Investments.  The Funds’ investments that were categorized as Level 3 include: fair valued securities for which observable inputs are not available.

Fair valued securities are normally valued by pricing vendors using relevant observable inputs, as described above. In certain circumstances, the types of observable inputs that are typically used by a pricing service may be unavailable or deemed by the pricing service to be unreliable. In these instances, the pricing vendor may value the security based upon significant unobservable inputs, or the pricing vendor may not provide a value for the security. To the extent that a pricing vendor does not provide a value for a particular security, or the pricing vendor provides a value that the Valuation Committee does not believe accurately reflects the value of the security, the security will be valued by the Valuation Committee based upon the information available to the Committee at the time of valuation and in accordance with procedures approved by the Board. These methodologies may require subjective judgments and determinations about the value of a particular security. When significant unobservable inputs are used to value a security, the security is categorized as Level 3.

To verify Level 3 unobservable inputs, the Valuation Committee uses a variety of techniques as appropriate to substantiate these valuation approaches including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

GuideMark Funds & GuidePath Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2023

The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2023:

GuideMark Large Cap Core Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$597,384,220	$—	$0	$597,384,220
Investment Companies	17,519,132	—	—	17,519,132
Real Estate Investment Trusts	5,600,454	—	—	5,600,454
Short Term Investments	2,609,497	—	—	2,609,497
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	59,966,673

Total Investments in Securities	$623,113,303	$—	$0	$683,079,976

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Common Stock
Balance as of April 1, 2023	$0
Purchases	—
Sales proceeds and paydowns	—
Accreted discounts, net	—
Corporate Actions	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Transfers into/(out of) Level 3	—

Balance as of September 30, 2023	$0

Change in unrealized appreciation (depreciation) during the year for Level 3 investments held at September 30, 2023.	$—

Fair valuation inputs are presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period, in relation to net assets.

GuideMark Funds & GuidePath Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2023

GuideMark Emerging Markets Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$339,200	$2,787,632	$—	$3,126,832
Consumer Discretionary	1,026,046	4,357,372	—	5,383,418
Consumer Staples	796,152	2,987,760	0	3,783,912
Energy	316,042	2,381,065	0	2,697,107
Financials	1,185,148	6,395,033	0	7,580,181
Health Care	92,873	1,603,299	—	1,696,172
Industrials	216,123	2,686,635	—	2,902,758
Information Technology	156,965	9,315,437	—	9,472,402
Materials	697,648	1,891,957	0	2,589,605
Real Estate	21,234	645,401	0	666,635
Utilities	153,564	334,122	—	487,686

Total Common Stocks	5,000,995	35,385,713	0	40,386,708
Investment Companies	2,495,198	—	—	2,495,198
Preferred Stocks
Consumer Discretionary	—	39,312	—	39,312
Energy	296,471	—	—	296,471
Financials	326,547	—	—	326,547
Industrials	—	64,324	—	64,324
Information Technology	—	159,131	—	159,131
Materials	91,816	—	—	91,816
Utilities	116,911	—	—	116,911

Total Preferred Stocks	831,745	262,767	—	1,094,512
Real Estate Investment Trusts	61,853	—	—	61,853
Rights	0	—	2,546	2,546
Short Term Investments	154,100	—	—	154,100
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	961,950

Total Investments in Securities	$8,543,891	$35,648,480	$2,546	$45,156,867

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Common Stock	Rights
Balance as of April 1, 2023	$22,633	$—
Purchases	—	—
Sales proceeds and paydowns	(204,172)	—
Accreted discounts, net	—	—
Corporate Actions	—	3,669
Realized gain (loss)	(1,479,494)	—
Change in unrealized appreciation (depreciation)	1,661,033	(1,123)
Transfers into/(out of) Level 3	—	—

Balance as of September 30, 2023	$0	$2,546

Change in unrealized appreciation (depreciation) during the year for Level 3 investments held at September 30, 2023.	$22	$(1,123)

Fair valuation inputs are presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period, in relation to net assets.

GuideMark Funds & GuidePath Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2023

GuideMark Small/Mid Cap Core Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$87,841,692	$—	$85,191	$87,926,883
Investment Companies	3,105,961	—	—	3,105,961
Real Estate Investment Trusts	3,618,740	—	—	3,618,740
Short Term Investments	608,786	—	—	608,786
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	18,966,169

Total Investments in Securities	$95,175,179	$—	$85,191	$114,226,539

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Common Stocks
Balance as of April 1, 2023	$6,710
Purchases	—
Sales proceeds and paydowns	—
Accreted discounts, net	—
Corporate Actions	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Transfers into/(out of) Level 3	78,481	*

Balance as of September 30, 2023	$85,191

Change in unrealized appreciation (depreciation) during the year for Level 3 investments held at September 30, 2023.	$18,169

*	One common stock transferred from Level 1 to Level 3 due to a lack of observable market data.

Fair valuation inputs are presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period, in relation to net assets.

GuideMark World ex-US Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$—	$3,047,992	$—	$3,047,992
Consumer Discretionary	663,269	14,099,926	—	14,763,195
Consumer Staples	1,953,935	9,412,081	—	11,366,016
Energy	2,619,421	5,336,026	—	7,955,447
Financials	2,749,130	16,582,374	—	19,331,504
Health Care	386,407	11,936,645	—	12,323,052
Industrials	1,077,507	16,881,033	—	17,958,540
Information Technology	1,062,643	5,652,957	—	6,715,600
Materials	608,436	4,857,922	—	5,466,358
Real Estate	74,617	458,063	—	532,680
Utilities	—	1,416,207	—	1,416,207

Total Common Stocks	11,195,365	89,681,226	—	100,876,591
Investment Companies	3,473,103	—	—	3,473,103
Preferred Stocks	—	353,477	—	353,477
Real Estate Investment Trusts	—	26,877	—	26,877
Short Term Investments	282,228	—	—	282,228
Warrants	—	—	0	0
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	4,169,557

Total Investments in Securities	$14,950,696	$90,061,580	$0	$109,181,833

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuideMark Funds & GuidePath Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2023

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Warrants
Balance as of April 1, 2023	$—
Purchases	—
Sales proceeds and paydowns	—
Accreted discounts, net	—
Corporate Actions	0
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Transfers into/(out of) Level 3	—

Balance as of September 30, 2023	$0

Change in unrealized appreciation (depreciation) during the year for Level 3 investments held at September 30, 2023.	$—

Fair valuation inputs are presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period, in relation to net assets.

GuideMark Core Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income
Asset Backed Securities	$—	$14,545,308	$—	$14,545,308
Collateralized Mortgage Obligations	—	25,224,832	—	25,224,832
Corporate Obligations	—	40,856,906	—	40,856,906
Foreign Government Debt Obligations	—	1,213,706	—	1,213,706
Mortgage Backed Securities – U.S. Government Agency	—	57,791,505	—	57,791,505
Municipal Debt Obligations	—	2,762,136	—	2,762,136
U.S. Treasury Obligations	—	38,417,230	—	38,417,230

Total Fixed Income	—	180,811,623	—	180,811,623
Short Term Investments	4,726,440	—	—	4,726,440
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	12,240,206

Total Investments in Securities	$4,726,440	$180,811,623	$—	$197,778,269

Other Financial Instruments**
Futures	$222,415	$—	$—	$222,415
Swaps	—	(509,767)	—	(509,767)

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and swaps. Futures and swaps are reflected as the unrealized appreciation (depreciation) on the instrument.

For further information regarding security characteristics, see the Schedule of Investments.

GuidePath Growth Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$965,255,253	$—	$—	$965,255,253
Short Term Investments	6,541,707	—	—	6,541,707
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	121,933,321

Total Investments in Securities	$971,796,960	$—	$—	$1,093,730,281

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuideMark Funds & GuidePath Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2023

GuidePath Conservative Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$414,518,876	$—	$—	$414,518,876
Short Term Investments	2,304,322	—	—	2,304,322
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	107,097,473

Total Investments in Securities	$416,823,198	$—	$—	$523,920,671

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuidePath Tactical Allocation Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$363,042,929	$—	$—	$363,042,929
Investment Companies	132,519,220	—	—	132,519,220
Short Term Investments	8,193,036	—	—	8,193,036
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	32,919,803

Total Investments in Securities	$503,755,185	$—	$—	$536,674,988

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuidePath Absolute Return Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$203,489,774	$—	$—	$203,489,774
Short Term Investments	1,146,146	—	—	1,146,146
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	50,852,453

Total Investments in Securities	$204,635,920	$—	$—	$255,488,373

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuidePath Multi-Asset Income Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$82,216,849	$—	$—	$82,216,849
Short Term Investments	822,875	—	—	822,875
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	17,046,746

Total Investments in Securities	$83,039,724	$—	$—	$100,086,470

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuideMark Funds & GuidePath Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2023

GuidePath Flexible Income Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$261,260,267	$—	$—	$261,260,267
Short Term Investments	9,426,131	—	—	9,426,131
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	68,327,553

Total Investments in Securities	$270,686,398	$—	$—	$339,013,951

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuidePath Managed Futures Strategy Fund

	Level 1	Level 2	Level 3	Total
Short Term Investments	$23,135,205	$439,146,547	$—	$462,281,752
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	37,452,500

Total Investments in Securities	$23,135,205	$439,146,547	$—	$499,734,252

Other Financial Instruments**
Futures	$12,953,539	$—	$—	$12,953,539
Forward Currency Contracts	$—	$(455,324)	$—	$(455,324)

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Other financial instruments are derivative instruments not reflected in the Consolidated Schedule of Investments, such as futures and forward currency contracts. Futures and forward currency contracts are reflected as the unrealized appreciation (depreciation) on the instrument.

For further information regarding security characteristics, see the Consolidated Schedule of Investments.

GuidePath Conservative Income Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$6,178,543	$—	$—	$6,178,543
Short Term Investments	7,585,949	1,236,227	—	8,822,176
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	4,167,005

Total Investments in Securities	$13,764,492	$1,236,227	$—	$19,167,724

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuidePath Income Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$67,972,017	$—	$—	$67,972,017
Short Term Investments	2,982,773	—	—	2,982,773
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	14,939,420

Total Investments in Securities	$70,954,790	$—	$—	$85,894,210

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuideMark Funds & GuidePath Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2023

GuidePath Growth & Income Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$30,133,625	$—	$—	$30,133,625
Investment Companies	29,949,586	—	—	29,949,586
Short Term Investments	19,913,113	5,929,229	—	25,842,342
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	8,313,070

Total Investments in Securities	$79,996,324	$5,929,229	$—	$94,238,623

Other Financial Instruments**
Options Written	$(278,550)	$—	$—	$(278,550)

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as written options. Written options are reflected at fair value.

For further information regarding security characteristics, see the Schedule of Investments.

(b)	Consolidation of Subsidiary

The GuidePath Managed Futures Strategy Fund may invest up to 25% of its total assets in GuidePath Managed Futures Strategy Cayman Fund Ltd. (the “Subsidiary”). The Subsidiary, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by GuidePath Managed Futures Strategy Fund. The financial statements of the GuidePath Managed Futures Strategy Fund include the operations of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to invest in commodity-linked derivative instruments consistent with the Fund’s investment objectives and policies. The GuidePath Managed Futures Strategy Fund had 3.22% of its total assets invested in the Subsidiary as of September 30, 2023.

The Subsidiary is an exempted Cayman Islands investment company and as such is not subject to Cayman Islands taxes at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation (“CFC”) not subject to U.S. income taxes. As a wholly-owned CFC, however, the Subsidiary’s net income and capital gains, if any, will be included each year in the Fund’s investment company taxable income.

(c)	Subsequent Events Evaluation

In preparing these financial statements, the Funds have evaluated events and transactions through the date of issuance for potential recognition or disclosure resulting from subsequent events. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the financial statements.

(d)	Repurchase Agreements

Each Fund may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to sell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as an investment by the Fund, collateralized by securities, which are delivered to the Fund’s Custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

(e)	Federal Income Taxes

The Funds intend to continue to comply with the requirements of sub-chapter M of the Internal Revenue Code necessary to qualify as regulated investment companies and to make the requisite distributions of income and capital gains to shareholders sufficient to relieve the Funds from all or substantially all Federal income taxes. Therefore, no Federal income tax provision is required.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years. The Funds have reviewed all open tax years and major jurisdictions and concluded that no provision for income tax is required in the Funds’ financial statements. As of and during the year ended March 31, 2023, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the fiscal year ended March 31, 2023, the Funds did not incur any interest or penalties. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(f)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and

GuideMark Funds & GuidePath Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2023

disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

(g)	Indemnifications

Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of their performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

(h)	Expenses

Many expenses of the Funds can be directly attributed to a specific Fund. Additionally, some expenses can be directly attributed to a specific Trust, in which case the expense is apportioned among the Funds within that Trust based on relative net assets. Expenses that cannot be directly attributed to a specific Fund or Trust are apportioned among all the Funds based on relative net assets. Income, other non-class-specific expenses, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

(i)	Organization and Offering Costs

Organization costs consist of costs incurred to establish a Fund and enable it legally to do business. The Funds expense organizational costs as incurred. These expenses were advanced by the Advisor, and the Advisor has agreed to reimburse the Funds for these expenses, subject to potential recovery (see Note 4). Offering costs are accounted for as deferred costs until operations begin. Offering costs include legal fees regarding the preparation of the initial registration statement. Offering costs are then amortized to expense over twelve months on a straight-line basis.

(j)	Security Transactions and Income Recognition

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date. Non-cash dividends included in dividend income or separately disclosed, if any, are recorded at the fair value of the security received. Interest recorded using the effective yield method is accrued daily. Withholding taxes on foreign dividends and taxes on capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided in accordance with the Trusts’ understanding of the applicable country’s tax rules and rates. Realized gains and losses on investment transactions are determined using the high cost method. Return of capital distributions received from REIT securities are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Gains and losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income. Distributions from underlying investment companies are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution.

(k)	Distributions to Shareholders

The Funds, with the exception of the Core Fixed Income Fund, Multi-Asset Income Allocation Fund, Flexible Income Allocation Fund, Conservative Income Fund, Income Fund and Growth and Income Fund will distribute any net investment income at least annually. The Core Fixed Income Fund, Multi-Asset Income Allocation Fund and Flexible Income Allocation Fund will distribute any net investment income quarterly. The Conservative Income Fund, Income Fund and Growth and Income Fund will generally distribute any net investment income monthly. All of the Funds will generally distribute any net realized long or short-term capital gains at least annually. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

(l)	Derivatives

Each Fund may invest in derivative instruments including call and put options, futures, forward currency contracts and swaps. These instruments may be used by a Fund for hedging purposes as well as direct investment.

Forward Currency Contracts

The Funds may enter into forward currency contracts, obligating the Funds to deliver and receive currency at a specified future date. Transactions involving forward currency contracts may serve as long hedges (for example, if a Fund seeks to buy a security denominated in a foreign security, it may purchase a forward currency contract to lock in the U.S. dollar price of the security) or as short hedges (if a Fund anticipates selling a security denominated in a foreign currency, it may sell a forward currency contract to lock in the U.S. dollar equivalent of the anticipated sales proceeds). Forward contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract.

Options

The Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. All of the Funds may invest in options that are listed on U.S. exchanges or traded over the counter. Exchange-traded options are valued at the last reported sale price on the exchange on which the security underlying the option is principally traded. If no sales are reported on a particular day for exchange-traded options, or the options are not exchange-traded, the options are valued at the mean between the most recent quoted bid and asked quotations at the close of the exchange. The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the value of an option at the date of purchase.

GuideMark Funds & GuidePath Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2023

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Futures

Each Fund has the ability to buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking of delivery of cash, in most cases a Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or loss, before cash settlement is required.

The Funds may purchase or sell other types of futures contracts, including those based on particular interest rates, securities,

foreign currencies, securities indices and other financial instruments and indices. The Funds may also purchase and write call and put options on such futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices, or currency exchange rates, or, to the extent permitted by its investment policies, to otherwise manage its portfolio of investments.

Futures contracts are valued at the daily quoted settlement prices.

Swaps

The Funds may enter into interest rate, mortgage, credit, currency and total return swaps, interest rate caps, floors and collars. The Funds may also purchase and write (sell) options contracts on swaps, referred to as “swaptions”. The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Since interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their swap, cap, floor and collar positions.

Swap agreements are valued using the daily mean and unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price.

Derivative Instruments and Hedging Activities

Each Trust has adopted derivative instruments disclosure standards, in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

In general, the use of derivatives may increase the risk within the Funds. The use of over-the-counter derivatives involves the risk that the counterparty to the contract will fail to make required payments or otherwise comply with the terms of the contract. The results achieved by the use of derivatives in the Funds may not match or fully offset changes in the value of the underlying financial assets being hedged or the investment opportunity the Funds were pursuing, thereby failing to achieve, to an extent, the original purpose for using the derivatives. Certain types of derivatives may create leverage insofar as the Funds may receive returns (or suffer losses) exceeding the initial amounts the Funds committed in connection with the derivatives. The use of derivatives can result in losses or gains to the Funds exceeding the amount the Funds would have experienced in the absence of using derivatives. A relatively small price movement in a derivative may result in an immediate and substantial loss, or gain, to the Funds.

GuideMark Core Fixed Income Fund

During the period, the Fund used fixed income derivatives including U.S. Treasury futures and credit default swaps on investment grade fixed income indices (CDX and CMBX), for both hedging and investment purposes, primarily duration management, risk management, and the pursuit of relative value opportunities. Futures contracts used in the Fund during the period included those based on short, medium, and long-term U.S. Treasury debt.

The Fund used futures contracts during the period primarily to manage interest rate risk. The Fund used investment grade CDX, CMBX, purchased/written options and sold (wrote) options to efficiently manage investment grade credit exposure.

GuideMark Funds & GuidePath Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2023

Statement of Assets and Liabilities – Values of Derivative Instruments as of September 30, 2023

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Credit Contracts – Swaps	Appreciation on swap agreements	$—	Depreciation on swap agreements	$3,374

Interest Rate Contracts – Swaps	Appreciation on swap agreements	513,141	Depreciation on swap agreements	—

Interest Rate Contracts – Futures*	Unrealized appreciation on futures contracts**	254,412	Unrealized depreciation on futures contracts**	31,997
Total		$767,553		$35,371

*	Includes cumulative appreciation/depreciation as reported on the Schedule of Open Futures Contracts.
**	Included in total distributable earnings on the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the period ended September 30, 2023

Amount of Realized Gain or (Loss) on Derivatives
	Futures Contracts	Swaps	Options	Total
Credit Contracts	$—	$(31,256)	$50,197	$18,941
Interest Rate Contracts	872,651	(7,543)	—	865,108

Total	$872,651	$(38,799)	$50,197	$884,049

Change in Unrealized Appreciation or (Depreciation) on Derivatives
	Futures Contracts	Swaps	Options	Total
Credit Contracts	$—	$(3,373)	$(5,964)	$(9,337)
Interest Rate Contracts	371,462	363,366	—	734,828

Total	$371,462	$359,993	$(5,964)	$725,491

GuidePath Managed Futures Strategy Fund

The Fund uses a set of proprietary quantitative models to identify price trends in equity, fixed income, currency and commodity instruments, and may have both short and long exposures within an asset class based on an analysis of asset price trends. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures contracts, to capture the exposures suggested by its absolute return strategy while also adding value through volatility management. These market exposures, which are expected to change over time, may include exposures to global equity and fixed income securities, securities indices, currencies, commodities and other instruments. During the period ended September 30, 2023, the Fund used long and short contracts on U.S. and foreign government bonds, U.S. and foreign equity market indices, foreign currencies, commodities (through investments in the subsidiary) and short-term interest rates to capture the exposures suggested by the quantitative investment models.

GuideMark Funds & GuidePath Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2023

Consolidated Statement of Assets and Liabilities – Values of Derivative Instruments as of September 30, 2023

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Commodity Contracts – Futures*	Unrealized appreciation on futures contracts**	$4,425,454	Unrealized depreciation on futures contracts**	$2,604,685

Equity Contracts – Futures*	Unrealized appreciation on futures contracts**	49,873	Unrealized depreciation on futures contracts**	3,196,752

Foreign Exchange Contracts – Forward Currency Contracts	Unrealized appreciation on forward currency contracts	264,306	Unrealized depreciation on forward currency contracts	719,630

Foreign Exchange Contracts – Futures*	Unrealized appreciation on futures contracts**	2,375,013	Unrealized depreciation on futures contracts**	649,752

Interest Rate Contracts – Futures*	Unrealized appreciation on futures contracts**	12,751,151	Unrealized depreciation on futures contracts**	196,763
Total		$19,865,797		$7,367,582

*	Includes cumulative appreciation/depreciation as reported on the Consolidated Schedule of Open Futures Contracts.
**	Included in total distributable earnings on the Consolidated Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Consolidated Statement of Operations for the period ended September 30, 2023

Amount of Realized Gain (Loss) on Derivatives
	Futures Contracts	Forward Currency Contracts
Commodity Contracts	$(8,946,456)	$—
Equity Contracts	10,247,766	—
Foreign Exchange Contracts	(3,893,434)	(1,723,584)
Interest Rate Contracts	2,873,468	—

Total	$281,344	$(1,723,584)

Change in Unrealized Appreciation (Depreciation) on Derivatives
	Futures Contracts	Forward Currency Contracts
Commodity Contracts	$4,036,238	$—
Equity Contracts	(5,435,879)	—
Foreign Exchange Contracts	2,651,569	(48,706)
Interest Rate Contracts	20,057,763	—

Total	$21,309,691	$(48,706)

GuidePath Growth and Income Fund

During the period, the Fund used equity derivatives including S&P 500 Index futures and S&P 500 Index and ETFs options, for both hedging and investment purposes, primarily risk management, and the pursuit of excess premium opportunities. The Fund used futures contracts during the period primarily to manage portfolio risk (volatility). The Fund wrote collateralized put options in an attempt to generate returns through receiving the option premiums; together with investments in fixed income instruments, it intended to lower the volatility relative to as if the Fund held the S&P 500 index.

GuideMark Funds & GuidePath Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2023

Statement of Assets and Liabilities – Values of Derivative Instruments as of September 30, 2023

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Equity Contracts – Options	Options written, at value	$—	Options written, at value	$278,550
Total		$ —		$278,550

*	Includes cumulative appreciation/depreciation as reported on the Schedule of Open Futures Contracts.
**	Included in total distributable earnings on the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the period ended September 30, 2023

Amount of Realized Gain (Loss) on Derivatives
	Futures Contracts	Options Written
Equity Contracts	$1,300,373	$1,278,467

Total	$1,300,373	$1,278,467

Change in Unrealized Appreciation (Depreciation) on Derivatives
	Futures Contracts	Options Written
Equity Contracts	$(145,604)	$(592,308)

Total	$(145,604)	$(592,308)

Volume Disclosures

The average monthly value outstanding of options written during the period ended September 30, 2023 were as follows:

	GuideMark Core Fixed Income Fund	GuidePath Managed Futures Strategy Fund	GuidePath Growth and Income Fund
Options Written	$(6,319)	$—	$(147,714)

The average monthly notional amount outstanding of futures, forwards and swaps during the period ended September 30, 2023 were as follows:

Long Positions	GuideMark Core Fixed Income Fund	GuidePath Managed Futures Strategy Fund	GuidePath Growth and Income Fund
Futures	$19,317,684	$535,756,788	$14,021,450
Forwards	$—	$169,274,298	$—
Swaps	$3,959,286	$—	$—

Short Positions	GuideMark Core Fixed Income Fund	GuidePath Managed Futures Strategy Fund	GuidePath Growth and Income Fund
Futures	$(13,346,708)	$(1,564,944,965)	$—
Forwards	$—	$(156,551,352)	$—

Derivative Risks

The risks of using the various types of derivatives in which the Funds may engage include: the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Advisor or sub-advisor; the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Funds; the risk that there may not be a liquid secondary market for the derivative at a time when the Funds would look to disengage the position; the risk that additional capital from the Funds may be called upon to fulfill the conditions of the derivative contract; the risk that the use of derivatives in the Funds may induce leverage in the Funds, and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds.

GuideMark Funds & GuidePath Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2023

Offsetting Assets and Liabilities

GuideMark Core Fixed Income Fund

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The table below, as of September 30, 2023, discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities, and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statement of Assets and Liabilities, except in the case of futures contracts.

Assets				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Description / Counterparty
Swaps
Morgan Stanley	$513,141	$—	$513,141	$(3,374)	$—	$509,767

	$513,141	$—	$513,141	$(3,374)	$—	$509,767

Liabilities				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description / Counterparty
Futures*
Citigroup	$17,398	$—	$17,398	$(17,398)	$—	$—
Swaps
Morgan Stanley	3,374	—	3,374	(3,374)	—	—

	$20,772	$—	$20,772	$(20,772)	$—	$—

*	Cumulative appreciation/depreciation on futures contracts is reported in the Schedule of Open Futures Contracts – variation margin and receivable/payable for unsettled open futures contracts presented above is presented in the Statements of Assets and Liabilities.

GuidePath Managed Futures Strategy Fund

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

GuideMark Funds & GuidePath Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2023

The table below, as of September 30, 2023, discloses both gross information and net information about instruments and transactions eligible for offset in the Consolidated Statement of Assets and Liabilities, and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Consolidated Statement of Assets and Liabilities, except in the case of futures contracts.

Assets				Gross Amounts not offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Description / Counterparty
Forward
UBS AG	$264,306	$—	$264,306	$(264,306)	$—	$—
Futures*
Goldman Sachs	2,381,577	(1,950,052)	431,525	(431,525)	—	—

	$2,645,883	$(1,950,052)	$695,831	$(695,831)	$—	$—

Liabilities				Gross Amounts not offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description / Counterparty
Forward
UBS AG	$719,630	$—	$719,630	$(264,306)	$(455,324)	$—
Futures*
Goldman Sachs	6,710,083	(1,950,052)	4,760,031	(431,525)	—	4,328,506

	$7,429,713	$(1,950,052)	$5,479,661	$(695,831)	$(455,324)	$4,328,506

*	Cumulative appreciation/ depreciation on futures contracts is reported in the Consolidated Schedule of Open Futures Contracts—variation margin and recievable/payable for unsettled open futures contracts presented above is presented in the Consolidated Statement of Assets and Liabilities.

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received/pledged may be more than the amounts disclosed herein.

GuidePath Growth and Income Fund

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

GuideMark Funds & GuidePath Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2023

The table below, as of September 30, 2023, discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities, and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statement of Assets and Liabilities, except in the case of futures contracts.

Liabilities				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description / Counterparty
Options Written
Interactive Brokers	$278,550	$—	$278,550	$(278,550)	$—	$—

	$278,550	$—	$278,550	$(278,550)	$—	$—

Due to the absence of a master netting agreement relating to the Funds’ participation in securities lending, no additional disclosures have been made on behalf of the Funds. Please reference Note 7 for collateral related to securities on loan.

(m)	Securities Purchased or Sold on a Forward-Commitment Basis The Funds may enter into when-issued or other purchase or sale transactions that specify forward delivery of a financial security. In connection with this ability, the Funds may enter into mortgage “dollar rolls” in which a Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. The party that is obligated to buy a security in the future will retain the use of their funds, and will benefit from any interest that is earned on those funds from the day that they enter into the forward contract until the day that they take delivery and pay for the security.

(n)	Foreign Securities – For purposes of these financial statements, foreign securities are defined as securities issued by companies that are organized outside the United States. Investing in these types of securities make a fund more susceptible to additional risks. These risks include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded. If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value in accordance with Rule 2a-5 pursuant to procedures approved by the Board.

(o)	Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain (loss) on foreign currencies include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments includes changes in the value of investments resulting from exchange rates.

The value of the Funds’ foreign holdings as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates, as a change in the value of a foreign currency against the U.S. dollar generally will result in a corresponding change in the U.S. dollar value of securities denominated in that currency held by a Fund. In addition to the risks of foreign currency exchange rates generally, trading in the currencies of certain countries may face periods of limited liquidity or the political risk of exchange controls or currency repatriation restrictions, which may in turn make such holdings denominated in those currencies difficult to value. The Funds may also incur losses in connection with conversions between various currencies.

(p)	Restricted and Illiquid Securities

No Fund may acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of it’s net assets in illiquid investments that are assets. The Advisor, with the assistance of the sub-advisors and/or pricing services, will determine the value of such securities in good faith pursuant to procedures adopted by the applicable Board of Trustees. Illiquid securities present the risks that a Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired. There are no restrictions on each Fund’s ability to invest in restricted

GuideMark Funds & GuidePath Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2023

securities (that is, securities that are not registered pursuant to the Securities Act of 1933), except to the extent such securities may be considered illiquid. Securities issued pursuant to Rule 144A of the Securities Act of 1933 will be considered liquid if determined to be so under the Funds’ liquidity guidelines.

(q)	Auction Rate Securities

The Core Fixed Income Fund and each of the GPS Funds II portfolios may invest in auction rate municipal securities. Auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities.

(r)	Short Sales

Although not currently part of any Fund’s principal investment strategy, each Fund has the ability to make equity short sales. Short sales are transactions where a Fund sells securities it does not own in anticipation of a decline in the value of the securities.

(s)	Trustee Compensation

Effective April 1, 2023, for the services performed as Trustees of the consolidated Board of GPS Funds I and GPS Funds II, the Independent Trustees receive a retainer fee of $110,000 per year, $5,000 for each quarterly meeting and annual agreement renewal review meeting, whether held in-person or telephonically, $5,000 for each special meeting attended in person and $2,500 for each special meeting attended telephonically, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The fees are allocated proportionally to each Fund within the Trusts based on total assets under management.

The “interested persons” who serve as Trustees of the Trusts receive no compensation from the Trusts for their services as Trustees. The Funds reimburse the Advisor an allocated amount for the compensation and related expenses of certain officers of the Trusts who provide compliance services to the Funds. The aggregate amount of all such reimbursements is determined by the Trustees. No other compensation or retirement benefits are received by any Trustee or officer from the Funds.

(t)	Pending Litigation

The Funds are subject to claims and suits that arise from time to time in the ordinary course of business. Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

(u)	Participatory Notes (“participation notes”)

Each Fund may invest in participation notes. Participation notes are unsecured, bearer securities typically issued by financial institutions, the return of which is generally linked to the performance of the underlying listed shares of a company in an emerging market (for example, the shares in a company incorporated in India and listed on the Bombay Stock Exchange). Participation notes are often used to gain exposure to securities of companies in the markets that restrict foreign ownership of local companies.

The terms of participation notes vary widely. Investors in participation notes do not have or receive any rights relating to the underlying shares, and the issuers of the notes may not be obligated to hold any shares in the underlying companies. Participation notes are not currently regulated by the governments of the countries upon which securities the notes are based. These instruments, issued by brokers with global registration, bear counterparty risk and may bear additional liquidity risk. These securities have been deemed to be liquid as of September 30, 2023.

4.	Investment Advisor

Each Trust has an Investment Advisory Agreement (the “Agreement”) with AssetMark, Inc. (the “Advisor” or “AssetMark”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Funds. The Cayman subsidiary of the GuidePath Managed Futures Strategy Fund also has an Investment Advisory Agreement with AssetMark, with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Funds compensate the Advisor monthly for its management services at the following annual contractual rates, based on each Fund’s average daily net assets:

Large Cap Core Fund	0.45%
Emerging Markets Fund	0.59%
Small/Mid Cap Core Fund	0.57%
World ex-US Fund	0.50%
Core Fixed Income Fund	0.40%
Growth Allocation Fund	0.25%
Conservative Allocation Fund	0.25%
Tactical Allocation Fund	0.35%
Absolute Return Allocation Fund	0.35%
Multi-Asset Income Allocation Fund	0.35%
Flexible Income Allocation Fund	0.25%
Managed Futures Strategy Fund	1.05%
Conservative Income Fund	0.35%
Income Fund	0.45%
Growth and Income Fund	0.45%

AssetMark has agreed to a voluntary fee waiver for the Large Cap Core Fund, Emerging Markets Fund, Small/Mid Cap Core Fund and World ex-US Fund. AssetMark is waiving a portion of its advisory fees as a percentage of the average daily net assets of the Fund at the rate specified below. AssetMark will not have any right to reimburse or recoup these fees.

Large Cap Core Fund	0.020%
Emerging Markets Fund	0.060%
Small/Mid Cap Core Fund	0.035%
World ex-US Fund	0.041%

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NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2023

AssetMark also provides certain administrative services to the shares of the Conservative Income Fund, Income Fund and Growth and Income Fund, and to the Service Shares of the remaining Funds, pursuant to Administrative Services Agreements between the Funds and AssetMark, for which AssetMark receives a monthly fee at an annual rate of 0.25% of the average daily net assets of the applicable class of shares of each Fund. Pursuant to an administrative services agreement, AssetMark provides services in connection with the operation and administration of the AssetMark Platform, including, among other things, back-office, administrative, custodial support and clerical services. Investors holding shares of the Funds outside of the AssetMark Platform are subject to these administrative services fees, but may not receive all of the related services.

In addition, GPS Funds I and the Advisor have also entered into a Fee Waiver Agreement designed to provide Fund shareholders with the economic benefits of economies of scale that may be realized as Fund assets increase. Under the Fee Waiver Agreement, the Advisor has contractually agreed to waive, 0.025% of each Fund’s annual advisory fee on GPS Funds I assets in excess of $6 billion and an additional 0.025% of each Fund’s annual advisory fee on GPS Funds I assets in excess of $12 billion.

Each Fund and the Advisor have also entered into an Expense Limitation Agreement under which the Advisor has agreed to waive, through July 31, 2024, its management fee and/or reimburse each Fund’s other expenses to the extent necessary to ensure that the Fund’s net annual operating expenses (excluding taxes, interest, trading costs, acquired fund expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed the following rates (“Expense Limits”), based on daily net assets of each class of each Fund:

	Service Class	Institutional Class	Single Class
Large Cap Core Fund	0.99%	0.64%	—
Emerging Markets Fund	1.40%	1.05%	—
Small/Mid Cap Core Fund	1.20%	0.85%	—
World ex-US Fund	1.14%	0.79%	—
Core Fixed Income Fund	0.94%	0.59%	—
Growth Allocation Fund	0.75%	0.40%	—
Conservative Allocation Fund	0.45%	0.10%	—
Tactical Allocation Fund	0.85%	0.50%	—
Absolute Return Allocation Fund	0.55%	0.20%	—
Multi-Asset Income Allocation Fund	0.85%	0.50%	—
Flexible Income Allocation Fund	0.50%	0.15%	—
Managed Futures Strategy Fund	1.65%	1.30%	—
Conservative Income Fund	—	—	0.64%
Income Fund	—	—	0.79%
Growth and Income Fund	—	—	0.79%

Any such contractual waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s Expense Limits at the time of the waiver, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years after the end of the calendar month in which the fee or expense was waived or reimbursed. As of September 30, 2023, Large Cap Core Fund, Emerging Markets Fund Service Class Shares, Small/Mid Cap Core Fund, Growth Allocation Fund, Tactical Allocation Fund, Multi-Asset Income Allocation Fund and Managed Futures Strategy Fund have recouped all potential recoverable waivers or reimbursed expenses.

The Advisor is currently waiving fees and, in some cases, reimbursing expenses in the Funds listed below in order to keep these Funds at their Expense Limits. Waived expenses subject to potential recovery are as follows:

	Year of Expiration 03/31/2024	Year of Expiration 03/31/2025	Year of Expiration 03/31/2026	Year of Expiration 03/31/2027
Emerging Markets Fund	$—	$—	$219,516	$120,288
World ex-US Fund	8	144,468	110,947	63,895
Core Fixed Income Fund	64,543	89,424	80,939	50,006
Conservative Allocation Fund	426,905	812,082	671,969	421,305
Absolute Return Allocation Fund	215,528	312,450	692,243	265,949
Flexible Income Allocation Fund	204,733	212,963	308,528	178,129
Conservative Income Fund	18,386	53,047	31,182	6,011
Income Fund	1,010	2,324	18,873	—
Growth and Income Fund	49,716	43,413	2,958	4,874

Sub-advisory services are provided to certain of the Funds, pursuant to agreements between the Advisor and various sub-advisors. Under the terms of these sub-advisory agreements, the Advisor compensates each sub-advisor based on the portion of each Fund’s average daily net assets that is allocated to the sub-advisor.

GuideMark Funds & GuidePath Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2023

5.	Service, Custody, and Line of Credit Agreements

The Funds have entered into Service Agreements with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) and a Custody Agreement with U.S. Bank, N.A. (“USB” or the “Custodian”), an affiliate of Fund Services. Under these agreements, Fund Services and the Custodian provide certain transfer agency, administrative, accounting and custody services.

The Funds have established a line of credit (“LoC”) with USB to be used for temporary or emergency purposes, primarily for financing redemption payments, using the securities in the Funds’ portfolios as collateral. The LoC was renewed July 25, 2023 and will mature, unless renewed, on July 24, 2024. Borrowing under the LoC is limited to the lesser of 30% of the gross market value of a Fund, 30% of specific marketable securities acceptable to USB, or $250,000,000 for all Funds. The interest rate paid by the Funds on outstanding borrowings is equal to the prime rate, which was 8.50% at September 30, 2023. The Funds have authorized USB to charge any of the custody accounts of the Funds for any missed payments by the Funds. Interest expense incurred for the Funds is disclosed on the Statements of Operations.

During the period April 1, 2023 to September 30, 2023, the details of the borrowings were as follows:

Fund	Average Daily Borrowings	Weighted Average Annualized Interest Rate	Maximum Borrowings
Emerging Markets Fund	$33,344	8.32%	1,226,000
World ex-US Fund	2,443	8.00%	447,000
Conservative Allocation Fund	10,492	8.00%	960,000
Multi-Asset Income Allocation Fund	4,131	8.25%	252,000
Flexible Income Allocation Fund	634,814	8.13%	58,763,000
Growth and Income Fund	455,738	8.00%	13,900,000

As of September 30, 2023, no Funds had outstanding borrowings.

6.	Securities Lending

The Trusts, on behalf of certain of the Funds, entered into securities lending arrangements with the Custodian. Under the terms of the agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, under normal market conditions, the Funds receive cash collateral in the amount of at least 102% of the value of securities loaned for domestic securities, and 105% of the value of securities loaned with respect to foreign securities. The cash collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize income to the extent consistent with the preservation of capital and liquidity and maintain a stable Net Asset Value (“NAV”) of $1.00. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received. After predetermined rebates to brokers, a percentage of the net securities lending revenue is credited to the Funds to be used as an offset against costs and other charges incurred by the Funds with the Custodian or its affiliates or, as directed in writing by the Funds, other service providers. The Custodian is paid a fee for administering a securities lending program for the Funds, equal to the remaining percentage of the net securities lending revenues generated under the agreement.

During the period ended September 30, 2023, the Funds had loaned securities that were collateralized by cash. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing year. The cash collateral received was invested in securities as listed in each Fund’s Schedule of Investments. Income earned from these investments is allocated to each Fund based on each Fund’s portion of total cash collateral received. The Funds also receive compensation in the form of fees which depend on a number of factors including the type of security and length of the loan. Securities lending income is disclosed in each Fund’s Statement of Operations as a securities lending credit.

GuideMark Funds & GuidePath Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2023

Secured Borrowings

Securities Lending Transactions
Overnight and Continuous	Investments Purchased with Proceeds from Securities Lending Collateral
Large Cap Core Fund	$59,966,673
Emerging Markets Fund	961,950
Small/Mid Cap Core Fund	18,966,169
World ex-US Fund	4,169,557
Core Fixed Income Fund	12,240,206
Growth Allocation Fund	121,933,321
Conservative Allocation Fund	107,097,473
Tactical Allocation Fund	32,919,803
Absolute Return Allocation Fund	50,852,453
Multi-Asset Income Allocation Fund	17,046,746
Flexible Income Allocation Fund	68,327,553
Managed Futures Strategy Fund	37,452,500
Conservative Income Fund	4,167,005
Income Fund	14,939,420
Growth & Income Fund	8,313,070

Amounts related to agreements not included in offsetting disclosure in Note 3 (Offsetting Assets and Liabilities).	$559,353,899

7.	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the period ended September 30, 2023 are summarized below.

	Purchases	Sales
Large Cap Core Fund	$69,239,227	$77,998,551
Emerging Markets Fund	9,918,089	11,475,626
Small/Mid Cap Core Fund	13,051,853	12,588,788
World ex-US Fund	16,559,897	18,909,597
Core Fixed Income Fund*	263,648,338	265,065,670
Growth Allocation Fund	51,310,425	48,089,358

	Purchases	Sales
Conservative Allocation Fund	$17,767,208	$15,065,746
Tactical Allocation Fund	876,455,030	742,897,058
Absolute Return Allocation Fund	73,776,430	85,632,944
Multi-Asset Income Allocation Fund	9,298,478	11,855,928
Flexible Income Allocation Fund	330,697,819	349,599,986
Managed Futures Strategy Fund	—	—
Conservative Income Fund	18,716,684	16,464,127
Income Fund	160,209,172	144,192,745
Growth and Income Fund	50,185,859	58,014,997

*	Included in these amounts were $242,729,828 of purchases and $243,698,748 of sales of U.S. Government Securities.

8.	Transactions with Affiliates

The GuidePath Flexible Income Allocation Fund owned 5% or more of the voting securities of the following company during the period ended September 30, 2023. As a result, this company is deemed to be an affiliated company. The below table represents fair value:

Issuer	Value as of April 1, 2023	Purchases	Sales	Realized Gain (Loss)
iShares MSCI Kokasui ETF[1]	$10,010,370	$102,406	$10,170,759	$341,750

	$10,010,370	$102,406	$10,170,759	$341,750

Issuer	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Fair Value as of September 30, 2023	Share Balance as of September 30, 2023
iShares MSCI Kokasui ETF[1]	$(283,767)	$—	$—	—

	$(283,767)	$—	$—	—

[1]	No longer an affiliate as of September 30, 2023.

GuideMark Funds & GuidePath Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2023

9.	Ukraine/Russia War

On February 24, 2022, Russia commenced a military attack on Ukraine. This has led to various countries, including the US, imposing economic sanctions on certain Russian individuals and entities. In response to these events, the Russian government has imposed capital controls to restrict movements of capital entering and exiting the country. The conflict and related events have and may continue to result in price volatility and liquidity constraints. Future market disruptions as a result of the war cannot be predicted, but could be significant and may include adverse effects on global economic growth as well as the markets for certain securities and commodities, such as oil and natural gas, among other sectors. The duration of the conflict, potential for escalation and ultimate effects on the Funds cannot currently be predicted.

10.	Financials Sector

Financial services companies are subject to risks related to changes in governmental regulation, the availability and cost of capital, changes in interest rates and/or monetary policy and competitive pressures. In addition, financial services companies are often more highly leveraged than other companies, which carries additional inherent risk, particularly during times of market volatility or monetary tightening. Deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets, negatively affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the global financial markets and may cause certain financial services companies to incur substantial losses. The value of securities issued by companies in the financials sector may dramatically decline if financial services issuers experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Adverse economic or political developments could also adversely affect financial institutions engaged in mortgage related finance or other lending or investing activities directly or indirectly connected to the value of real estate.

11.	Tailored Shareholder Reporting

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

12.	Other Tax Information

Net investment income and realized gains and losses for Federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

GuideMark Funds & GuidePath Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2023

These differences are primarily due to CFC income reversal, partnerships and equalization. On the Statements of Assets and Liabilities, the following adjustments were made:

	Total Distributable Earnings (Loss)	Capital Stock
Large Cap Core Fund	$(1,144,681)	$1,144,681
Emerging Markets Fund	499,425	(499,425)
Small/Mid Cap Core Fund	—	—
World ex-US Fund	(1,451,625)	1,451,625
Core Fixed Income Fund	—	—
Growth Allocation Fund	(6,212,695)	6,212,695
Conservative Allocation Fund	14,294	(14,294)
Tactical Allocation Fund	—	—
Absolute Return Allocation Fund	16,347	(16,437)
Multi-Asset Income Allocation Fund	—	—
Flexible Income Allocation Fund	1,659	(1,659)
Managed Futures Strategy Fund	10,032,796	(10,032,796)
Conservative Income Fund	—	—
Income Fund	554	(554)
Growth and Income Fund	—	—

The Funds intend to utilize capital loss carryforwards to offset future realized capital gains. Losses are carried forward indefinitely and any corresponding loss character is retained. Capital loss carryforwards available for Federal income tax purposes are as follows:

	Capital losses
	Short Term	Long Term	Utilized
Large Cap Core Fund	$—	$—	$—
Emerging Markets Fund	—	—	—
Small/Mid Cap Core Fund	—	—	—
World ex-US Fund	—	—	—
Core Fixed Income Fund	7,636,772	6,023,841	—
Growth Allocation Fund	—	—	—
Conservative Allocation Fund	2,603,613	7,701,402	—
Tactical Allocation Fund	7,351,658	8,645,327	—
Absolute Return Allocation Fund	11,046,175	14,359,697	—
Multi-Asset Income Allocation Fund	565,064	4,491,439	144,419
Flexible Income Allocation Fund	38,986,676	9,472,286	—
Managed Futures Strategy Fund	—	—	—
Conservative Income Fund	462,161	50,222	—
Income Fund	5,421,355	1,014,747	—
Growth and Income Fund	1,022,669	3,079,690	—

Additionally, at March 31, 2023, the Funds deferred on a tax basis losses as follows:

	Ordinary Late Year Loss	Capital Loss
Large Cap Core Fund	$—	$—
Emerging Markets Fund	87,320	506,958
Small/Mid Cap Core Fund	77,932	364,519
World ex-US Fund	—	—
Core Fixed Income Fund	—	—
Growth Allocation Fund	—	—
Conservative Allocation Fund	—
Tactical Allocation Fund	—	—
Absolute Return Allocation Fund	—	—
Multi-Asset Income Allocation Fund	—	—
Flexible Income Allocation Fund	—	—
Managed Futures Strategy Fund	7,759,883	71,122,613
Conservative Income Fund	—	—
Income Fund	—	—
Growth and Income Fund	—	—

GuideMark Funds & GuidePath Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2023

A regulated investment company may elect for any taxable year to treat any portion of the qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the taxable year subsequent to October 31 and December 31, respectively.

The character of distributions for tax purposes paid during the fiscal years ended March 31, 2023 and March 31, 2022 are as follows:

	Year Ended March 31, 2023
	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital
Large Cap Core Fund	$3,230,813	$42,887,062	$—
Emerging Markets Fund	1,979,243	5,054,436	—
Small/Mid Cap Core Fund	415,207	1,643,644	—
World ex-US Fund	2,185,741	753,332	—
Core Fixed Income Fund	4,236,587	—	—
Growth Allocation Fund	2,497,998	33,002,940	—
Conservative Allocation Fund	7,210,860	1,410,637	—
Tactical Allocation Fund	13,932,446	8,621,703	—
Absolute Return Allocation Fund	7,994,774	—	—
Multi-Asset Income Allocation Fund	3,695,270	—	—
Flexible Income Allocation Fund	7,455,369	2,197,965	—
Managed Futures Strategy Fund	77,138,457	33,039,636	—
Conservative Income Fund	333,852	—	—
Income Fund	1,084,689	—	—
Growth and Income Fund	2,147,781	—	—

	Year Ended March 31, 2022
	Ordinary Income Distributions		Long-Term Capital Gain Distributions
Large Cap Core Fund	$4,380,405	$17,492,713	$—
Emerging Markets Fund	2,454,324	5,150,349	—
Small/Mid Cap Core Fund	1,322,987	10,865,602	—
World ex-US Fund	1,530,013	—	—
Core Fixed Income Fund	2,772,722	1,924,511	—
Growth Allocation Fund	15,113,758	16,949,619	—
Conservative Allocation Fund	11,536,921	6,206,078	—
Tactical Allocation Fund	39,531,728	9,786,060	—
Absolute Return Allocation Fund	4,479,391	—	—
Multi-Asset Income Allocation Fund	3,347,756	—	—
Flexible Income Allocation Fund	8,322,123	—	—
Managed Futures Strategy Fund	14,193,380	5,162,678	—
Conservative Income Fund	69,357	—	6,986
Income Fund	918,444	—	—
Growth and Income Fund	6,681,000	8,349,427	78,293

GuideMark Funds & GuidePath Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2023

At March 31, 2023, the components of accumulated earnings (losses) on a tax basis were as follows:

	Large Cap Core Fund	Emerging Markets Fund	Small/Mid Cap Core Fund	World ex-US Fund	Core Fixed Income Fund
Cost of Portfolio*	$509,500,945	$44,091,727	$100,968,953	$93,420,022	$219,518,983

Gross Unrealized Appreciation	$220,341,637	$11,760,660	$31,665,485	$26,493,785	$1,281,587
Gross Unrealized Depreciation	(23,779,628)	(6,428,040)	(10,464,474)	(4,426,421)	(15,630,736)

Net Unrealized Appreciation/(Depreciation)	196,562,009	5,332,620	21,201,011	22,067,364	(14,349,149)

Undistributed Ordinary Income	1,209,660	—	—	2,469,488	380,837
Undistributed Long-Term Cap Gains	—	—	—	1,248,984	—
Other Accumulated Gains/(Losses)	—	(594,278)	(442,508)	—	(13,660,613)

Total Distributable Earnings/(Loss)	197,771,669	4,738,342	20,758,503	25,785,836	(27,628,925)

	Growth Allocation Fund	Conservative Allocation Fund	Tactical Allocation Fund	Absolute Return Allocation Fund	Multi-Asset Income Allocation Fund
Cost of Portfolio*	$878,808,763	$468,284,753	$593,708,303	$254,307,846	$104,704,992

Gross Unrealized Appreciation	$251,635,775	$42,492,539	$36,602,716	$3,348,597	$9,524,974
Gross Unrealized Depreciation	(25,648,838)	(24,730,031)	(26,685,211)	(8,355,908)	(6,484,319)

Net Unrealized Appreciation/(Depreciation)	225,986,937	17,762,508	9,917,505	(5,007,311)	3,040,655

Undistributed Ordinary Income	7,014,607	5,795,832	6,818,603	2,733,574	199,649
Undistributed Long-Term Cap Gains	—	—	—	—	—
Other Accumulated Gains/(Losses)	(7,293)	(10,312,308)	(16,004,278)	(25,413,165)	(5,056,503)

Total Distributable Earnings/(Loss)	232,994,251	13,246,032	731,830	(27,686,902)	(1,816,199)

	Flexible Income Allocation Fund	Managed Futures Strategy Fund	Conservative Income Fund	Income Fund	Growth and Income Fund
Cost of Portfolio*	$354,174,661	$486,451,185	$13,104,358	$59,316,553	$114,776,202

Gross Unrealized Appreciation	$3,456,496	$2,827,097	$17,217	$439,125	$7,465,863
Gross Unrealized Depreciation	(3,587,424)	(2,107,540)	(17,749)	(2,886,328)	(3,166,694)

Net Unrealized Appreciation/(Depreciation)	(130,928)	719,557	(532)	(2,447,203)	4,299,169

Undistributed Ordinary Income	396,125	—	9,147	9,202	48,822
Undistributed Long-Term Cap Gains	—	—	—	—	—
Other Accumulated Gains/(Losses)	(48,458,962)	(82,009,163)	(512,383)	(6,526,102)	(4,102,359)

Total Distributable Earnings/(Loss)	(48,193,765)	(81,289,606)	(503,768)	(8,964,103)	245,632

The differences between book-basis and tax-basis unrealized appreciation and depreciation is primarily attributable to the tax deferral of losses on wash sales and other temporary differences.

*	Portfolio includes investments and derivative contracts

GuideMark Funds & GuidePath Funds

ADDITIONAL INFORMATION

September 30, 2023

Additional Information

1.	Shareholder Notification of Federal Tax Status (Unaudited)

The Funds designated the following percentages of dividends during the fiscal year ended March 31, 2023 as dividends qualifying for the dividends received deduction available to corporate shareholders and as dividends from net investment income that are qualifying income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, respectively:

	Dividends received deduction % for corporate shareholders	% of dividends as qualified income
Large Cap Core Fund	100.00%	100.00%
Emerging Markets Fund	0.00%	92.27%
Small/Mid Cap Core Fund	100.00%	100.00%
World ex-US Fund	0.00%	100.00%
Core Fixed Income Fund	0.00%	0.00%
Growth Allocation Fund	44.75%	93.98%
Conservative Allocation Fund	14.16%	33.85%
Tactical Allocation Fund	11.85%	12.13%
Absolute Return Allocation Fund	0.07%	0.53%
Multi-Asset Income Allocation Fund	27.67%	49.47%
Flexible Income Allocation Fund	2.13%	2.16%
Managed Futures Strategy Fund	0.00%	0.00%
Conservative Income Fund	0.00%	0.00%
Income Fund	3.15%	3.17%
Growth and Income Fund	51.63%	82.41%

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) for each Fund were as follows (unaudited).

% of dividends as short-term capital gain
Large Cap Core Fund	0.00%
Emerging Markets Fund	0.00%
Small/Mid Cap Core Fund	0.00%
World ex-US Fund	0.00%
Core Fixed Income Fund	0.00%
Growth Allocation Fund	26.52%
Conservative Allocation Fund	2.33%
Tactical Allocation Fund	100.00%
Absolute Return Allocation Fund	0.00%
Multi-Asset Income Allocation Fund	0.00%
Flexible Income Allocation Fund	0.00%
Managed Futures Strategy Fund	36.29%
Conservative Income Fund	0.00%
Income Fund	0.00%
Growth and Income Fund	0.00%

2.	Foreign Tax Credit Pass Through (Unaudited)

Pursuant to Section 853 of the Internal Revenue Code, the following Funds designate the following amounts as foreign taxes paid for the year ended March 31, 2023. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Emerging Markets Fund	$255,855	$0.0577	96.68%
World ex-US Fund	357,876	0.0317	97.57%

*	The Funds listed above did not derive any income from “ineligible foreign sources” as defined under Section 901(j) of the Internal Revenue Code.

GuideMark Funds & GuidePath Funds

ADDITIONAL INFORMATION (Continued)

September 30, 2023

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the Federal tax status of the dividends and distributions they received in the calendar year.

3.	Disclosure Regarding Fund Trustees and Officers (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years or Longer	# of Portfolios in Fund Complex Overseen by Trustee	Other Director/ Trustee Positions
GPS Funds I and GPS Funds II

Independent Trustees

David M. Dunford Year of Birth: 1949 c/o AssetMark, Inc. 1655 Grant Street 10th Floor Concord, CA 94520	Lead Independent Trustee	Indefinite Term (since 2013 for GPS Funds I and since 2011 for GPS Funds II)	Retired; formerly, Senior Vice President, Merrill Lynch Insurance Group (1989-2001).	15	Trustee, Savos Investments Trust (“Savos”) (2015-2022).

Paul S. Feinberg Year of Birth: 1942 c/o AssetMark, Inc. 1655 Grant Street 10th Floor Concord, CA 94520	Independent Trustee	Indefinite Term (since 2013 for GPS Funds I and since 2011 for GPS Funds II)	Retired; formerly, President, CitiStreet Funds, Inc. (2000-2005); Executive Vice President and General Counsel, CitiStreet Associates LLC (insurance agency), CitiStreet Equities LLC (broker-dealer), CitiStreet Financial Services LLC (registered investment advisor) and CitiStreet Funds Management LLC (registered investment advisor) (1990-2005).	15	Trustee, Savos (2015-2022).

Dennis G. Schmal Year of Birth: 1947 c/o AssetMark, Inc. 1655 Grant Street 10th Floor Concord, CA 94520	Independent Trustee	Indefinite Term (since 2007 for GPS Funds I and since 2013 for GPS Funds II)	Self-employed consultant (1999-present); formerly, Partner, Arthur Andersen LLP (audit services) (1972-1999).	15	Trustee, Savos (2015-2022); Director, Blue Calypso, Inc. (2015-2019); Director, Owens Realty Mortage Inc. (2013-2019); Director, Cambria ETF Series Trust (2013-present); Director, Wells Fargo GAI Hedge Funds (2008-2019); Director, First Guarantee Mortgage Corporation (2021-present).
Interested Trustee

Carrie E. Hansen* Year of Birth: 1970 c/o AssetMark, Inc. 1655 Grant Street 10th Floor Concord, CA 94520	Interested Trustee and Chairperson President	Indefinite Term since 2014 Renewed 1-Year Term since 2008	President, GPS Funds I (2008-present) and GPS Funds II (2011-present); President, Savos (2008-2022); Executive Vice President and Chief Operating Officer, AssetMark (2008-present); President, AssetMark Brokerage®, LLC (2014-present).	15	Trustee, Savos (2008-2022); Director and Chairperson, AssetMark Trust Co. (2008-present); Director, AssetMark, Inc. (2013-present); Treasurer, Acalanes Booster Club (2017-2019); Director, Rheumatology Research Foundation (2021-present).

GuideMark Funds & GuidePath Funds

ADDITIONAL INFORMATION (Continued)

September 30, 2023

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers of the Trusts**

John Koval Year of Birth: 1966 c/o AssetMark, Inc. 1655 Grant Street 10th Floor Concord, CA 94520	Chief Compliance Officer and AML Compliance Officer	Renewed 1-Year Term since 2013	Chief Compliance Officer, GPS Funds I, GPS Funds II (2013-present), and Savos (2013-2022); Interim Chief Compliance Officer, GPS Funds I, GPS Funds II, and Savos (2012- 2013); Senior Compliance Officer, AssetMark (2011-2012); Chief Operating Officer, SEAL Capital, Inc. (2009-2010); Chief Compliance Officer, Cliffwood Partners LLC (2004-2009).

Patrick R. Young Year of Birth: 1982 c/o AssetMark, Inc. 1655 Grant Street 10th Floor Concord, CA 94520	Vice President and Treasurer	Renewed 1-Year Term since 2014	Vice President and Treasurer, GPS Funds I, GPS Funds II (2014-present), and Savos (2014-2022); Director of Mutual Fund Operations and Finance, AssetMark (2016-present); Manager of Fund Administration, AssetMark (2014-2016); Senior Fund Administration Officer, AssetMark (2008-2014).

Christine Villas-Chernak Year of Birth: 1968 c/o AssetMark, Inc. 1655 Grant Street 10th Floor Concord, CA 94520	Secretary	Renewed 1-Year Term since 2014	Secretary, GPS Funds I (2006-2013 and 2014-present), GPS Funds II (2011-2013 and 2014-present), Savos (2009-2010 and 2014-2022) Deputy Chief Compliance Officer, GPS Funds I (2009-present), GPS Funds II (2011-present) and GVIT (2009-2012); Senior Compliance Officer, AssetMark (2005-2009).

*	Ms. Hansen is a Trustee who is an “interested person” of the Trusts as defined in the 1940 Act because she is an officer of AssetMark or certain of its affiliates.
**	Each Officer of the Trusts serves at the pleasure of the Board.

The Statement of Additional Information includes additional information about the Funds’ Trustees and is available free of charge upon request by calling the Funds toll free at (888) 278-5809.

4.	Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies related to the Funds’ portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (888) 278-5809. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

5.	Availability of Quarterly Portfolio Holdings Schedules (Unaudited)

The Funds file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Part F of Form N-PORT. Once filed, the Funds’ Part F of Form N-PORT is available without charge, upon request on the SEC’s website (http://www.sec.gov) and is available by calling (888) 278-5809.

GuideMark Funds

GuidePath Funds

GUIDEMARK FUNDS & GUIDEPATH FUNDS

GuideMark Large Cap Core Fund

GuideMark Emerging Markets Fund

GuideMark Small/Mid Cap Core Fund

GuideMark World ex-US Fund

GuideMark Core Fixed Income Fund

GuidePath Growth Allocation Fund

GuidePath Conservative Allocation Fund

GuidePath Tactical Allocation Fund

GuidePath Absolute Return Allocation Fund

GuidePath Multi-Asset Income Allocation Fund

GuidePath Flexible Income Allocation Fund

GuidePath Managed Futures Strategy Fund

GuidePath Conservative Income Fund

GuidePath Income Fund

GuidePath Growth and Income Fund

Investment Advisor

AssetMark, Inc.

1655 Grant Street, 10th Floor

Concord, CA 94520

Legal Counsel

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

342 North Water St.

Suite 830

Milwaukee, WI 53202

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC,

doing business as U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

Distributor

AssetMark Brokerage, LLC

1655 Grant Street, 10th Floor

Concord, CA 94520

This document must be preceded or accompanied by a free prospectus. Investors should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Funds. Please read the prospectus carefully before you invest or send money.

Semi-Annual Report

September 30, 2023

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

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Item 11. Controls and Procedures.

(a)

The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section  302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GPS Funds II

By (Signature and Title)	/s/ Carrie E. Hansen
Carrie E. Hansen, Principal Executive Officer/President

Date	11/29/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Carrie E. Hansen
Carrie E. Hansen, Principal Executive Officer/President

Date	11/29/2023

By (Signature and Title)	/s/ Patrick R. Young
Patrick R Young, Vice President/Treasurer

Date	11/29/2023

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